UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05447

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	06-30

Date of reporting period:	06-30-2014

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT	JUNE 30, 2014

Core Equity Plus Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2014. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Aggressive Monetary Policies Boosted Stock and Bond Returns

Stimulative monetary policies and expectations of economic improvement, interspersed with concerns about weaker-than-expected economic data and geopolitical conflicts, helped drive financial market returns during the reporting period. We believe the combination of longer-term optimism about global economic growth, low costs of capital, and central bank purchases of fixed income securities helped persuade investors to seek risk and yield, especially in the U.S. and Europe. Stock index returns were strong in these markets, particularly at the smaller capitalization end of the company size spectrum. The MSCI Europe and S&P 500® indices advanced 29.28% and 24.61%, respectively.

Remarkably, for a period in which stock market performance was so strong, government bond performance was also generally positive. Not surprisingly, U.S. corporate high-yield bonds posted double-digit returns, but the 30-year U.S. Treasury bond also outperformed most broader bond market measures. In addition, a generally weaker U.S. dollar during the reporting period meant that international bond returns for U.S. investors with currency exposure were generally higher than U.S. bonds returns. The Barclays Global Aggregate Bond and Barclays U.S. Aggregate Bond indices returned 7.39% and 4.37%, respectively.

Looking ahead, we see signs of sustained moderate economic growth in the second half of 2014, but headwinds persist. In the U.S., which was supposed to be an economic growth leader this year, housing market momentum has slowed, interest rates could rise, and economic growth and U.S. employment levels remain subpar compared with past post-recession periods. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2014
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ACPVX	26.86%	21.36%	10/31/11
S&P 500 Index	—	24.61%	20.90%	—
Institutional Class	ACPKX	27.19%	21.62%	10/31/11
A Class	ACPQX			10/31/11
No sales charge*		26.55%	21.06%
With sales charge*		19.31%	18.40%
C Class	ACPHX	25.66%	20.15%	10/31/11
R Class	ACPWX	26.27%	20.76%	10/31/11

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. In addition, its investment approach may involve higher price volatility, short sales risk, leverage risk and overweighting risk.
Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Growth of $10,000 Over Life of Class
$10,000 investment made October 31, 2011

Value on June 30, 2014
Investor Class — $16,753

S&P 500 Index — $16,585

*From October 31, 2011, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.87%	1.67%	2.12%	2.87%	2.37%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. In addition, its investment approach may involve higher price volatility, short sales risk, leverage risk and overweighting risk.
Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Portfolio Managers: Scott Wittman, Bill Martin and Claudia Musat

Performance Summary

Core Equity Plus returned 26.86%* for the fiscal year ended June 30, 2014, compared with the 24.61% return of its benchmark, the S&P 500 Index.

As U.S. equity markets continued their robust appreciation, Core Equity Plus posted a solid gain for the 12-month period, outperforming the S&P 500 Index. The fund is managed to have a 100% net exposure to the equity market by investing approximately 130% of its net assets in long positions, while 30% of its net assets are sold short. The proceeds from the securities sold short are used to fund the purchase of the additional 30% of long positions. The portfolio’s stock selection process incorporates factors of valuation, quality, growth, and momentum (sentiment) while striving to minimize unintended risks along industries and other risk characteristics. Security selection in the consumer staples and industrials sectors contributed the most to fund results, while information technology holdings weighed on relative performance.

Consumer Staples and Industrials Outperformed

The consumer staples and industrials sectors were among the leading contributors to the fund’s returns relative to the S&P 500. Stock choices in the consumer staples sector, particularly among food products manufacturers and food and staples retailers, were especially effective, driving the sector's substantial outperformance relative to the index. Among the top sector contributors was a portfolio-only position in chain drug store Rite Aid, which rose on revenue growth and efficiency and distribution chain improvements, bolstering the sector’s return. Significant contribution also came from supermarket chain store operator Safeway, which appreciated on speculation of being acquired by private equity firm Cerberus Capital Management, owner of the Albertson’s chain of grocery stores. Following its appreciation, we took profits in Safeway and exited the position.
Several chicken processors helped boost the fund’s performance including a portfolio-only position in Pilgrim’s Pride, which rallied following management’s decision to bow out of the race with Tyson Foods to acquire Hillshire Brands.

Industrials sector outperformance was primarily due to successful stock selection and positioning in the strongly appreciating aerospace and defense industry. A number of defense contractors were key contributors, benefiting from an overall pickup in activity amid an improving economic landscape. Strong contributions came from Alliant Techsystems, which we sold to lock in gains, as well as Northrop Grumman, which appreciated nearly 50% largely on new government contracts. A short position—which is designed to profit when a stock’s price declines—in DigitalGlobe, a provider of satellite imagery technology, also helped returns as the company’s stock declined during the period.

Significant contribution also came from several long positions among energy equipment manufacturers, including drilling and rig services provider Nabors Industries. The company, with robust quality and sentiment profiles, rallied over 70% during the period on solid earnings and merger news. Elsewhere, apparel manufacturer Hanesbrands’ earnings growth and announced intent to purchase French clothing manufacturer DBApparel, thereby increasing exposure in Europe, helped to drive its stock price higher.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Information Technology Was Leading Detractor

Security selection in the information technology sector was the principal detractor from the fund’s 12-month results. Semiconductor manufacturers were leading drivers of sector underperformance including a short position in solar power semiconductor manufacturer SunEdison, which benefited from several analyst upgrades based on a continued rise in solar power demand. Despite its climbing share value, we believe that the company is unappealing across valuation, quality, and growth measures, which justify the short position.

A number of long positions in the consumer discretionary sector, particularly in retail industries, declined during the period, negatively impacting the fund’s performance. These included office products superstore Staples, which was down nearly 30% on disappointing revenues and profits and an announcement of 225 store closings. Electronics retailer Best Buy reported weaker-than-expected holiday sales amid a promotional sales environment that failed to drive higher industry demand. Likewise, toy manufacturer Mattel diminished fund returns after disappointing holiday sales impacted the company’s earnings, and was subsequently sold. Other sector detractors included casino game equipment maker International Game Technology, which fell on disappointing earnings stemming from declining slot machine sales. We ultimately exited our position in the holding.

A Look Ahead

Economic recovery in the U.S. appears to be progressing, albeit at a slower pace than during prior post-recessionary periods, and is expected to stay the course through the remainder of 2014. Recent indicators such as improvements in small business and consumer confidence point to a sustainable rebound, and economic growth is likely to further benefit from the recovering labor and housing markets. Though a continuation of political instability in non-U.S. markets as well as the potential for rising inflation and interest rates could lead to heightened market volatility, our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level in both the long and short portions of the portfolio. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. The portfolio’s current holdings exhibit the highest exposure to quality insights, followed by value and growth, and we maintain positive exposure to sentiment. The fund's largest overweights, relative to the benchmark, are in health care and information technology, while the underweights are led by the financials and energy sectors.

6

Fund Characteristics

JUNE 30, 2014
Top Ten Long Holdings	% of net assets
Apple, Inc.	4.03%
Johnson & Johnson	2.41%
AT&T, Inc.	1.78%
Verizon Communications, Inc.	1.75%
Pfizer, Inc.	1.75%
Intel Corp.	1.73%
Merck & Co., Inc.	1.71%
Exxon Mobil Corp.	1.70%
Oracle Corp.	1.55%
Cisco Systems, Inc.	1.51%

Top Five Short Holdings	% of net assets
New Gold, Inc.	(0.90)%
Conn's, Inc.	(0.86)%
SunEdison, Inc.	(0.84)%
Iron Mountain, Inc.	(0.81)%
Chart Industries, Inc.	(0.79)%

Types of Investments in Portfolio	% of net assets
Common Stocks	128.7%
Common Stocks Sold Short	(30.2)%
Temporary Cash Investments	1.5%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2014 to June 30, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period(1) 1/1/14 – 6/30/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,071.60	$8.73	1.70%
Institutional Class	$1,000	$1,073.20	$7.71	1.50%
A Class	$1,000	$1,070.40	$10.01	1.95%
C Class	$1,000	$1,066.80	$13.84	2.70%
R Class	$1,000	$1,069.30	$11.29	2.20%
Hypothetical
Investor Class	$1,000	$1,016.36	$8.50	1.70%
Institutional Class	$1,000	$1,017.36	$7.50	1.50%
A Class	$1,000	$1,015.13	$9.74	1.95%
C Class	$1,000	$1,011.41	$13.47	2.70%
R Class	$1,000	$1,013.89	$10.99	2.20%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

JUNE 30, 2014

	Shares	Value
COMMON STOCKS — 128.7%
AEROSPACE AND DEFENSE — 5.4%
Boeing Co. (The)(1)	14,574	$1,854,250
Esterline Technologies Corp.(1)(2)	2,823	324,984
General Dynamics Corp.(1)	2,372	276,457
Honeywell International, Inc.(1)	16,729	1,554,960
Lockheed Martin Corp.	9,445	1,518,095
Moog, Inc., Class A(2)	3,890	283,542
Northrop Grumman Corp.(1)	10,945	1,309,350
Raytheon Co.(1)	15,040	1,387,440
		8,509,078
AIR FREIGHT AND LOGISTICS — 0.6%
United Parcel Service, Inc., Class B(1)	9,613	986,871
AIRLINES — 1.8%
JetBlue Airways Corp.(1)(2)	128,540	1,394,659
Southwest Airlines Co.(1)	53,473	1,436,285
		2,830,944
AUTO COMPONENTS — 2.8%
Gentex Corp.(1)	34,879	1,014,630
Johnson Controls, Inc.(1)	30,121	1,503,942
Magna International, Inc.(1)	10,959	1,180,832
Tenneco, Inc.(2)	11,247	738,928
		4,438,332
BANKS — 3.6%
Bank of America Corp.(1)	147,974	2,274,361
Citigroup, Inc.(1)	34,143	1,608,135
JPMorgan Chase & Co.(1)	14,066	810,483
Wells Fargo & Co.(1)	17,829	937,092
		5,630,071
BEVERAGES — 1.0%
Coca-Cola Co. (The)(1)	4,501	190,662
Dr Pepper Snapple Group, Inc.	21,533	1,261,403
PepsiCo, Inc.(1)	1,194	106,672
		1,558,737
BIOTECHNOLOGY — 3.1%
Alexion Pharmaceuticals, Inc.(1)(2)	559	87,344
Amgen, Inc.(1)	9,727	1,151,385
Biogen Idec, Inc.(1)(2)	3,299	1,040,208
Celgene Corp.(1)(2)	10,828	929,909
Gilead Sciences, Inc.(1)(2)	9,310	771,892
Isis Pharmaceuticals, Inc.(2)	6,159	212,177
Myriad Genetics, Inc.(1)(2)	8,811	342,924
United Therapeutics Corp.(1)(2)	4,168	368,826
		4,904,665

10

	Shares	Value
CAPITAL MARKETS — 2.5%
Affiliated Managers Group, Inc.(2)	3,825	$785,655
Franklin Resources, Inc.(1)	22,331	1,291,625
Janus Capital Group, Inc.	29,190	364,291
SEI Investments Co.(1)	22,576	739,816
Stifel Financial Corp.(2)	14,123	668,724
		3,850,111
CHEMICALS — 5.3%
Ashland, Inc.	10,978	1,193,748
Cabot Corp.(1)	15,395	892,756
Dow Chemical Co. (The)(1)	35,622	1,833,108
Eastman Chemical Co.	10,287	898,570
Olin Corp.(1)	28,945	779,199
PPG Industries, Inc.(1)	7,561	1,588,944
Scotts Miracle-Gro Co. (The), Class A(1)	18,334	1,042,471
		8,228,796
COMMERCIAL SERVICES AND SUPPLIES — 1.4%
Deluxe Corp.(1)	17,495	1,024,857
RR Donnelley & Sons Co.(1)	61,155	1,037,189
Steelcase, Inc., Class A	8,529	129,044
		2,191,090
COMMUNICATIONS EQUIPMENT — 3.7%
Brocade Communications Systems, Inc.(1)	119,948	1,103,522
Cisco Systems, Inc.(1)	94,966	2,359,905
QUALCOMM, Inc.(1)	29,572	2,342,102
		5,805,529
CONSTRUCTION AND ENGINEERING — 0.7%
AECOM Technology Corp.(1)(2)	35,122	1,130,928
CONSUMER FINANCE — 1.4%
Cash America International, Inc.(1)	27,621	1,227,201
Credit Acceptance Corp.(1)(2)	8,117	999,203
		2,226,404
CONTAINERS AND PACKAGING — 1.4%
Ball Corp.	16,395	1,027,639
Sonoco Products Co.(1)	26,330	1,156,677
		2,184,316
DIVERSIFIED CONSUMER SERVICES — 0.1%
Apollo Education Group, Inc., Class A(1)(2)	4,563	142,594
DIVERSIFIED FINANCIAL SERVICES — 0.7%
Berkshire Hathaway, Inc., Class B(1)(2)	6,295	796,695
Voya Financial, Inc.	6,453	234,502
		1,031,197
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.5%
AT&T, Inc.(1)	78,519	2,776,432
Verizon Communications, Inc.(1)	55,883	2,734,355
		5,510,787

11

	Shares	Value
ELECTRICAL EQUIPMENT — 1.8%
Emerson Electric Co.(1)	21,673	$1,438,220
Rockwell Automation, Inc.(1)	11,248	1,407,800
		2,846,020
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 1.0%
Dolby Laboratories, Inc., Class A(1)(2)	17,982	776,822
TE Connectivity Ltd.(1)	12,982	802,807
		1,579,629
ENERGY EQUIPMENT AND SERVICES — 3.7%
Baker Hughes, Inc.(1)	23,792	1,771,314
Nabors Industries Ltd.(1)	37,298	1,095,442
National Oilwell Varco, Inc.	2,125	174,994
RPC, Inc.(1)	49,603	1,165,175
Schlumberger Ltd.	13,674	1,612,848
		5,819,773
FOOD AND STAPLES RETAILING — 0.7%
Rite Aid Corp.(1)(2)	157,479	1,129,124
FOOD PRODUCTS — 3.7%
Archer-Daniels-Midland Co.(1)	31,804	1,402,874
Kellogg Co.(1)	19,446	1,277,602
Keurig Green Mountain, Inc.(1)	1,698	211,588
Pilgrim's Pride Corp.(1)(2)	55,950	1,530,792
Tyson Foods, Inc., Class A(1)	34,383	1,290,738
		5,713,594
HEALTH CARE EQUIPMENT AND SUPPLIES — 4.6%
Align Technology, Inc.(1)(2)	1,824	102,217
Becton Dickinson and Co.	4,659	551,160
Boston Scientific Corp.(1)(2)	76,314	974,530
C.R. Bard, Inc.	5,083	726,920
Covidien plc	1,137	102,534
DexCom, Inc.(2)	3,687	146,226
Hill-Rom Holdings, Inc.	18,747	778,188
Medtronic, Inc.(1)	27,558	1,757,098
St. Jude Medical, Inc.(1)	19,951	1,381,607
Stryker Corp.(1)	8,394	707,782
		7,228,262
HEALTH CARE PROVIDERS AND SERVICES — 1.5%
Cardinal Health, Inc.(1)	19,586	1,342,816
Centene Corp.(2)	2,842	214,884
Express Scripts Holding Co.(1)(2)	10,954	759,441
		2,317,141
HOTELS, RESTAURANTS AND LEISURE — 2.2%
Bally Technologies, Inc.(1)(2)	16,810	1,104,753
Las Vegas Sands Corp.	10,115	770,966
Royal Caribbean Cruises Ltd.	12,542	697,335
Wyndham Worldwide Corp.	11,450	866,994
		3,440,048

12

	Shares	Value
HOUSEHOLD DURABLES — 2.2%
Newell Rubbermaid, Inc.(1)	37,158	$1,151,526
NVR, Inc.(1)(2)	90	103,554
PulteGroup, Inc.(1)	52,847	1,065,396
Whirlpool Corp.(1)	7,500	1,044,150
		3,364,626
HOUSEHOLD PRODUCTS — 2.3%
Energizer Holdings, Inc.(1)	11,310	1,380,159
Kimberly-Clark Corp.(1)	13,755	1,529,831
Procter & Gamble Co. (The)(1)	8,993	706,760
		3,616,750
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.8%
AES Corp. (The)(1)	83,579	1,299,653
INDUSTRIAL CONGLOMERATES — 1.9%
3M Co.(1)	2,637	377,724
Danaher Corp.(1)	20,032	1,577,119
General Electric Co.(1)	40,621	1,067,520
		3,022,363
INSURANCE — 4.0%
Allstate Corp. (The)(1)	4,788	281,151
American International Group, Inc.(1)	34,776	1,898,074
Amtrust Financial Services, Inc.(1)	25,911	1,083,339
Aspen Insurance Holdings Ltd.(1)	17,013	772,730
Hanover Insurance Group, Inc. (The)	5,170	326,486
Old Republic International Corp.(1)	40,925	676,900
RenaissanceRe Holdings Ltd.(1)	10,909	1,167,263
		6,205,943
INTERNET AND CATALOG RETAIL — 2.0%
Amazon.com, Inc.(2)	2,299	746,669
Expedia, Inc.(1)	16,335	1,286,545
HSN, Inc.(1)	18,497	1,095,762
		3,128,976
INTERNET SOFTWARE AND SERVICES — 2.4%
Conversant, Inc.(2)	3,095	78,613
eBay, Inc.(1)(2)	25,988	1,300,959
Google, Inc., Class A(1)(2)	1,479	864,727
Google, Inc., Class C(1)(2)	2,495	1,435,324
		3,679,623
IT SERVICES — 1.9%
Accenture plc, Class A(1)	1,639	132,497
Amdocs Ltd.	2,654	122,960
Euronet Worldwide, Inc.(2)	11,192	539,902
Genpact Ltd.(2)	6,354	111,386
International Business Machines Corp.(1)	10,755	1,949,559
Teradata Corp.(1)(2)	2,568	103,233
		2,959,537

13

	Shares	Value
LEISURE PRODUCTS — 0.7%
Hasbro, Inc.(1)	21,518	$1,141,530
LIFE SCIENCES TOOLS AND SERVICES — 0.4%
Charles River Laboratories International, Inc.(2)	7,058	377,744
Illumina, Inc.(2)	1,539	274,773
		652,517
MACHINERY — 4.0%
AGCO Corp.(1)	8,328	468,200
Caterpillar, Inc.(1)	16,487	1,791,642
Dover Corp.(1)	12,598	1,145,788
IDEX Corp.	1,029	83,082
Lincoln Electric Holdings, Inc.	4,223	295,103
Oshkosh Corp.(1)	9,726	540,085
Snap-On, Inc.(1)	10,234	1,212,934
Toro Co. (The)(1)	3,347	212,869
WABCO Holdings, Inc.(2)	5,266	562,514
		6,312,217
MARINE — 0.6%
Matson, Inc.(1)	34,842	935,159
MEDIA — 2.3%
Comcast Corp., Class A(1)	2,030	108,970
John Wiley & Sons, Inc., Class A(1)	20,624	1,249,608
Live Nation Entertainment, Inc.(2)	35,768	883,112
Time Warner, Inc.	6,707	471,167
Viacom, Inc., Class B(1)	1,117	96,878
Walt Disney Co. (The)	9,814	841,452
		3,651,187
METALS AND MINING — 1.4%
Compass Minerals International, Inc.	8,697	832,651
United States Steel Corp.	49,855	1,298,224
		2,130,875
MULTI-UTILITIES — 0.8%
Wisconsin Energy Corp.(1)	26,913	1,262,758
MULTILINE RETAIL — 1.5%
Dillard's, Inc., Class A(1)	8,654	1,009,143
Macy's, Inc.(1)	22,705	1,317,344
		2,326,487
OIL, GAS AND CONSUMABLE FUELS — 6.9%
Chesapeake Energy Corp.	3,787	117,700
Chevron Corp.(1)	7,255	947,140
ConocoPhillips(1)	1,085	93,017
Encana Corp.(1)	49,168	1,165,774
EOG Resources, Inc.(1)	16,264	1,900,611
Exxon Mobil Corp.(1)	26,338	2,651,710
Gran Tierra Energy, Inc.(1)(2)	154,635	1,255,636
Kosmos Energy Ltd.(2)	68,862	773,320

14

	Shares	Value
Occidental Petroleum Corp.(1)	5,789	$594,125
Valero Energy Corp.(1)	25,811	1,293,131
		10,792,164
PAPER AND FOREST PRODUCTS — 0.5%
International Paper Co.(1)	14,844	749,177
PERSONAL PRODUCTS — 0.5%
Avon Products, Inc.(1)	50,305	734,956
PHARMACEUTICALS — 7.9%
AbbVie, Inc.(1)	35,231	1,988,438
Eli Lilly & Co.(1)	18,478	1,148,777
Johnson & Johnson(1)	36,051	3,771,655
Merck & Co., Inc.(1)	46,215	2,673,538
Pfizer, Inc.(1)	92,023	2,731,243
		12,313,651
PROFESSIONAL SERVICES — 1.2%
Manpowergroup, Inc.(1)	14,411	1,222,774
Towers Watson & Co., Class A	5,705	594,632
		1,817,406
REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.1%
Host Hotels & Resorts, Inc.	58,576	1,289,258
PS Business Parks, Inc.	4,137	345,398
		1,634,656
REAL ESTATE MANAGEMENT AND DEVELOPMENT — 1.2%
CBRE Group, Inc.(1)(2)	40,556	1,299,414
St Joe Co. (The)(2)	21,784	553,967
		1,853,381
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 3.9%
Broadcom Corp., Class A(1)	41,150	1,527,488
Fairchild Semiconductor International, Inc.(2)	5,624	87,734
First Solar, Inc.(1)(2)	1,892	134,446
Intel Corp.(1)	87,367	2,699,640
KLA-Tencor Corp.(1)	11,101	806,377
Marvell Technology Group Ltd.	9,479	135,834
Texas Instruments, Inc.(1)	6,696	320,002
Xilinx, Inc.(1)	7,308	345,741
		6,057,262
SOFTWARE — 5.5%
CA, Inc.	3,644	104,728
Cadence Design Systems, Inc.(2)	66,598	1,164,799
Intuit, Inc.	1,577	126,996
Mentor Graphics Corp.(1)	38,347	827,145
Microsoft Corp.(1)	51,491	2,147,175
Oracle Corp.(1)	59,724	2,420,614
Symantec Corp.(1)	39,983	915,611
Synopsys, Inc.(1)(2)	24,497	950,973
		8,658,041

15

	Shares	Value
SPECIALTY RETAIL — 2.7%
Best Buy Co., Inc.(1)	24,003	$744,333
Buckle, Inc. (The)(1)	12,646	560,977
GameStop Corp., Class A(1)	23,679	958,289
Guess?, Inc.	32,107	866,889
Lowe's Cos., Inc.(1)	10,246	491,705
PetSmart, Inc.(1)	5,241	313,412
Staples, Inc.(1)	25,085	271,921
		4,207,526
TECHNOLOGY HARDWARE, STORAGE AND PERIPHERALS — 7.1%
Apple, Inc.(1)	67,851	6,305,393
EMC Corp.(1)	61,476	1,619,278
Hewlett-Packard Co.(1)	53,005	1,785,208
NetApp, Inc.	2,940	107,369
SanDisk Corp.	8,480	885,566
Seagate Technology plc(1)	2,569	145,971
Western Digital Corp.	3,232	298,314
		11,147,099
TEXTILES, APPAREL AND LUXURY GOODS — 1.8%
Deckers Outdoor Corp.(1)(2)	11,084	956,882
Hanesbrands, Inc.(1)	14,464	1,423,836
Iconix Brand Group, Inc.(1)(2)	9,351	401,532
		2,782,250
THRIFTS AND MORTGAGE FINANCE — 0.8%
EverBank Financial Corp.	59,012	1,189,682
TOBACCO — 0.1%
Philip Morris International, Inc.(1)	925	77,987
TRADING COMPANIES AND DISTRIBUTORS — 0.1%
WESCO International, Inc.(1)(2)	1,763	152,288
TOTAL COMMON STOCKS (Cost $161,936,431)		201,091,768
TEMPORARY CASH INVESTMENTS — 1.5%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.75% - 0.875%, 1/31/18 - 2/28/18, valued at $533,923), in a joint trading account at 0.05%, dated 6/30/14, due 7/1/14 (Delivery value $523,178)		523,177
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.75%, 5/15/23, valued at $213,638), in a joint trading account at 0.01%, dated 6/30/14, due 7/1/14 (Delivery value $209,271)		209,271
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 3.125%, 11/15/41, valued at $426,962), in a joint trading account at 0.03%, dated 6/30/14, due 7/1/14 (Delivery value $418,542)		418,542
SSgA U.S. Government Money Market Fund, Class N	1,236,980	1,236,980
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,387,970)		2,387,970
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 130.2% (Cost $164,324,401)		203,479,738

16

	Shares	Value
COMMON STOCKS SOLD SHORT — (30.2)%
AEROSPACE AND DEFENSE — (0.9)%
DigitalGlobe, Inc.	(38,398)	$(1,067,464)
Triumph Group, Inc.	(5,475)	(382,265)
		(1,449,729)
AIR FREIGHT AND LOGISTICS — (0.7)%
CH Robinson Worldwide, Inc.	(2,818)	(179,760)
UTi Worldwide, Inc.	(87,875)	(908,628)
		(1,088,388)
AUTOMOBILES — (0.4)%
Thor Industries, Inc.	(11,786)	(670,270)
BANKS — (0.2)%
BankUnited, Inc.	(9,241)	(309,389)
BIOTECHNOLOGY — (0.3)%
Intercept Pharmaceuticals, Inc.	(386)	(91,339)
Puma Biotechnology, Inc.	(4,772)	(314,952)
Synageva BioPharma Corp.	(1,278)	(133,935)
		(540,226)
BUILDING PRODUCTS — (0.6)%
Armstrong World Industries, Inc.	(16,744)	(961,608)
CAPITAL MARKETS — (0.1)%
State Street Corp.	(1,589)	(106,876)
CHEMICALS — (0.6)%
Chemtura Corp.	(30,635)	(800,493)
Kronos Worldwide, Inc.	(11,644)	(182,461)
		(982,954)
COMMERCIAL SERVICES AND SUPPLIES — (1.8)%
Copart, Inc.	(14,173)	(509,661)
Interface, Inc.	(51,643)	(972,954)
Iron Mountain, Inc.	(35,687)	(1,265,104)
		(2,747,719)
COMMUNICATIONS EQUIPMENT — (0.3)%
ViaSat, Inc.	(9,229)	(534,913)
CONSTRUCTION AND ENGINEERING — (0.8)%
Chicago Bridge & Iron Co. NV	(2,891)	(197,166)
Granite Construction, Inc.	(30,482)	(1,096,743)
		(1,293,909)
DIVERSIFIED FINANCIAL SERVICES — (1.1)%
Intercontinental Exchange, Inc.	(3,037)	(573,689)
Leucadia National Corp.	(41,366)	(1,084,617)
		(1,658,306)
ELECTRIC UTILITIES — (0.4)%
ALLETE, Inc.	(12,836)	(659,129)
ELECTRICAL EQUIPMENT — (0.7)%
Franklin Electric Co., Inc.	(25,587)	(1,031,924)

17

	Shares	Value
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — (0.1)%
AVX Corp.	(8,746)	$(116,147)
ENERGY EQUIPMENT AND SERVICES — (1.5)%
Bristow Group, Inc.	(8,304)	(669,469)
Dresser-Rand Group, Inc.	(6,014)	(383,272)
Hornbeck Offshore Services, Inc.	(4,687)	(219,914)
McDermott International, Inc.	(124,799)	(1,009,624)
		(2,282,279)
FOOD AND STAPLES RETAILING — (0.4)%
United Natural Foods, Inc.	(10,819)	(704,317)
FOOD PRODUCTS — (0.7)%
Darling Ingredients, Inc.	(48,740)	(1,018,666)
GAS UTILITIES — (0.2)%
South Jersey Industries, Inc.	(4,905)	(296,311)
HEALTH CARE EQUIPMENT AND SUPPLIES — (0.1)%
IDEXX Laboratories, Inc.	(815)	(108,859)
HEALTH CARE PROVIDERS AND SERVICES — (1.4)%
Acadia Healthcare Co., Inc.	(3,614)	(164,437)
Air Methods Corp.	(14,751)	(761,889)
AmerisourceBergen Corp.	(10,746)	(780,804)
Community Health Systems, Inc.	(2,043)	(92,691)
MWI Veterinary Supply, Inc.	(734)	(104,221)
Tenet Healthcare Corp.	(5,189)	(243,572)
		(2,147,614)
HOTELS, RESTAURANTS AND LEISURE — (0.3)%
BJ's Restaurants, Inc.	(13,805)	(481,933)
HOUSEHOLD DURABLES — (3.7)%
DR Horton, Inc.	(27,576)	(677,818)
Lennar Corp., Class A	(28,214)	(1,184,424)
M.D.C. Holdings, Inc.	(12,254)	(371,174)
Ryland Group, Inc.	(6,530)	(257,543)
Standard Pacific Corp.	(126,562)	(1,088,433)
Tempur Sealy International, Inc.	(19,319)	(1,153,344)
Toll Brothers, Inc.	(30,368)	(1,120,579)
		(5,853,315)
INSURANCE — (0.1)%
ProAssurance Corp.	(3,221)	(143,012)
INTERNET SOFTWARE AND SERVICES — (0.4)%
Dealertrack Technologies, Inc.	(12,178)	(552,150)
IT SERVICES — (1.1)%
Alliance Data Systems Corp.	(1,800)	(506,250)
WEX, Inc.	(11,772)	(1,235,707)
		(1,741,957)
MACHINERY — (0.8)%
Chart Industries, Inc.	(14,979)	(1,239,362)
MEDIA — (0.8)%
AMC Networks, Inc., Class A	(3,216)	(197,752)
Loral Space & Communications, Inc.	(14,507)	(1,054,514)
		(1,252,266)

18

	Shares	Value
METALS AND MINING — (2.5)%
Allegheny Technologies, Inc.	(3,178)	$(143,328)
AuRico Gold, Inc.	(33,912)	(144,465)
Carpenter Technology Corp.	(7,375)	(466,468)
Hecla Mining Co.	(76,165)	(262,769)
New Gold, Inc.	(220,886)	(1,407,044)
Royal Gold, Inc.	(1,965)	(149,576)
Stillwater Mining Co.	(51,838)	(909,757)
Tahoe Resources, Inc.	(16,729)	(438,300)
		(3,921,707)
MULTILINE RETAIL — (0.1)%
Family Dollar Stores, Inc.	(1,496)	(98,945)
OIL, GAS AND CONSUMABLE FUELS — (0.8)%
Consol Energy, Inc.	(16,931)	(780,011)
Diamondback Energy, Inc.	(3,561)	(316,217)
Williams Cos., Inc. (The)	(2,257)	(131,380)
		(1,227,608)
PHARMACEUTICALS — (0.1)%
Hospira, Inc.	(2,363)	(121,387)
REAL ESTATE INVESTMENT TRUSTS (REITs) — (0.2)%
Plum Creek Timber Co., Inc.	(3,039)	(137,059)
Weingarten Realty Investors	(7,229)	(237,400)
		(374,459)
ROAD AND RAIL — (0.7)%
Kansas City Southern	(10,124)	(1,088,431)
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — (0.8)%
SunEdison, Inc.	(58,350)	(1,318,710)
SOFTWARE — (1.2)%
Concur Technologies, Inc.	(7,910)	(738,319)
Solera Holdings, Inc.	(17,446)	(1,171,499)
		(1,909,818)
SPECIALTY RETAIL — (2.5)%
Cabela's, Inc.	(19,265)	(1,202,136)
CarMax, Inc.	(20,516)	(1,067,037)
Conn's, Inc.	(27,206)	(1,343,705)
Office Depot, Inc.	(55,509)	(315,846)
		(3,928,724)
TECHNOLOGY HARDWARE, STORAGE AND PERIPHERALS — (0.6)%
Stratasys Ltd.	(8,813)	(1,001,421)
TEXTILES, APPAREL AND LUXURY GOODS — (0.1)%
Carter's, Inc.	(1,333)	(91,883)
THRIFTS AND MORTGAGE FINANCE — (0.1)%
Capitol Federal Financial, Inc.	(8,544)	(103,896)
TOTAL COMMON STOCKS SOLD SHORT — (30.2)% (Proceeds $43,525,721)		(47,160,517)
OTHER ASSETS AND LIABILITIES†		(9,545)
TOTAL NET ASSETS - 100.0%		$156,309,676

19

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on securities sold short. At the period end, the aggregate value of securities pledged was $145,188,501.

(2)	Non-income producing.

See Notes to Financial Statements.

20

Statement of Assets and Liabilities

JUNE 30, 2014
Assets
Investment securities, at value (cost of $164,324,401)	$203,479,738
Cash	2,734
Deposits with broker for securities sold short	797,257
Receivable for investments sold	429,404
Receivable for capital shares sold	18,497
Dividends and interest receivable	176,010
204,903,640

Liabilities
Securities sold short, at value (proceeds of $43,525,721)	47,160,517
Payable for investments purchased	1,211,217
Payable for capital shares redeemed	34,897
Accrued management fees	164,356
Distribution and service fees payable	843
Dividend expense payable on securities sold short	22,134
48,593,964

Net Assets	$156,309,676

Net Assets Consist of:
Capital (par value and paid-in surplus)	$108,436,699
Undistributed net realized gain	12,352,436
Net unrealized appreciation	35,520,541
$156,309,676

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$148,619,673	9,828,097	$15.12
Institutional Class, $0.01 Par Value	$5,992,740	396,173	$15.13
A Class, $0.01 Par Value	$753,007	49,802	$15.12*
C Class, $0.01 Par Value	$767,816	51,161	$15.01
R Class, $0.01 Par Value	$176,440	11,679	$15.11
*Maximum offering price $16.04 (net asset value divided by 0.9425).

See Notes to Financial Statements.

21

Statement of Operations

YEAR ENDED JUNE 30, 2014
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $4,021)	$3,436,542
Interest	669
3,437,211

Expenses:
Dividend expense on securities sold short	387,598
Broker fees and charges on securities sold short	265,810
Management fees	1,797,561
Distribution and service fees:
A Class	1,726
C Class	7,572
R Class	791
Directors' fees and expenses	8,406
2,469,464

Net investment income (loss)	967,747

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	23,149,512
Securities sold short transactions	(5,918,494)
17,231,018

Change in net unrealized appreciation (depreciation) on:
Investments	16,323,079
Securities sold short	(1,934,482)
14,388,597

Net realized and unrealized gain (loss)	31,619,615

Net Increase (Decrease) in Net Assets Resulting from Operations	$32,587,362

See Notes to Financial Statements.

22

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2014 AND JUNE 30, 2013
Increase (Decrease) in Net Assets	June 30, 2014	June 30, 2013
Operations
Net investment income (loss)	$967,747	$1,199,296
Net realized gain (loss)	17,231,018	6,030,334
Change in net unrealized appreciation (depreciation)	14,388,597	13,756,514
Net increase (decrease) in net assets resulting from operations	32,587,362	20,986,144

Distributions to Shareholders
From net investment income:
Investor Class	(1,048,352)	(1,217,032)
Institutional Class	(49,529)	(52,597)
A Class	(3,670)	(3,014)
R Class	(421)	(593)
From net realized gains:
Investor Class	(8,566,466)	(1,479,849)
Institutional Class	(326,217)	(38,590)
A Class	(46,967)	(4,572)
C Class	(61,677)	(2,741)
R Class	(10,354)	(1,862)
Decrease in net assets from distributions	(10,113,653)	(2,800,850)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	13,863,840	16,682,302

Net increase (decrease) in net assets	36,337,549	34,867,596

Net Assets
Beginning of period	119,972,127	85,104,531
End of period	$156,309,676	$119,972,127

Undistributed net investment income	—	$169,014

See Notes to Financial Statements.

23

Statement of Cash Flows

YEAR ENDED JUNE 30, 2014
Cash Flows From (Used In) Operating Activities
Net increase (decrease) in net assets resulting from operations	$32,587,362
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash from (used in) operating activities:
Purchases of investment securities	(142,621,831)
Proceeds from investments sold	134,653,274
Purchases to cover securities sold short	(47,935,195)
Proceeds from securities sold short	52,089,334
(Increase) decrease in short-term investments	(1,034,144)
(Increase) decrease in deposits with broker for securities sold short	(674,235)
(Increase) decrease in receivable for investments sold	(429,404)
(Increase) decrease in dividends and interest receivable	(40,844)
Increase (decrease) in payable for investments purchased	1,211,217
Increase (decrease) in accrued management fees	36,241
Increase (decrease) in distribution and service fees payable	376
Increase (decrease) in dividend expense payable on securities sold short	1,367
Increase (decrease) in broker fees and charges payable on securities sold short	(923)
Change in net unrealized (appreciation) depreciation on investments	(16,323,079)
Net realized (gain) loss on investment transactions	(23,149,512)
Change in net unrealized (appreciation) depreciation on securities sold short	1,934,482
Net realized (gain) loss on securities sold short transactions	5,918,494
Net cash from (used in) operating activities	(3,777,020)

Cash Flows From (Used In) Financing Activities
Proceeds from shares sold	14,467,778
Payments for shares redeemed	(10,662,044)
Distributions paid, net of reinvestments	(25,980)
Net cash from (used in) financing activities	3,779,754

Net Increase (Decrease) In Cash	2,734
Cash at beginning of period	—
Cash at end of period	$2,734

Supplemental disclosure of cash flow information:
Non cash financing activities not included herein consist of all reinvestment of distributions of $10,087,673.

See Notes to Financial Statements.

24

Notes to Financial Statements

JUNE 30, 2014

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Core Equity Plus Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a

25

security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities Sold Short — The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges to the broker on the assets borrowed for securities sold short. These fees are calculated daily based upon the value of each security sold short and a rate that is dependent on the availability of such security.  Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and short sales. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and short sales.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination

26

and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Statement of Cash Flows — The beginning of period and end of period cash in the Statement of Cash Flows is the amount of domestic and foreign currency included in the fund's Statement of Assets and Liabilities and represents the cash on hand at the custodian bank and does not include any short-term investments or deposits with brokers for securities sold short.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocations, Inc. own, in aggregate, 93% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, expenses on securities sold short, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.9680% to 1.1500%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended June 30, 2014 was 1.30% for the Investor Class, A Class, C Class and R Class and 1.10% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2014 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with

27

the directors during the year ended June 30, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the year ended June 30, 2014 were $190,557,026 and $186,742,608, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2014		Year ended June 30, 2013
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		70,000,000
Sold	754,248	$10,606,746	1,247,179	$14,456,890
Issued in reinvestment of distributions	686,141	9,588,838	233,568	2,692,484
Redeemed	(525,553)	(7,370,989)	(360,423)	(4,304,852)
	914,836	12,824,595	1,120,324	12,844,522
Institutional Class/Shares Authorized	10,000,000		10,000,000
Sold	214,905	2,995,143	389,399	4,516,129
Issued in reinvestment of distributions	26,818	375,746	7,857	91,187
Redeemed	(190,289)	(2,702,023)	(101,967)	(1,290,661)
	51,434	668,866	295,289	3,316,655
A Class/Shares Authorized	10,000,000		10,000,000
Sold	28,772	402,615	36,112	420,654
Issued in reinvestment of distributions	3,632	50,637	651	7,497
Redeemed	(22,752)	(318,636)	(18,020)	(216,949)
	9,652	134,616	18,743	211,202
C Class/Shares Authorized	10,000,000		10,000,000
Sold	32,457	463,111	25,347	316,261
Issued in reinvestment of distributions	4,473	61,677	243	2,741
Redeemed	(20,863)	(303,218)	(913)	(11,921)
	16,067	221,570	24,677	307,081
R Class/Shares Authorized	10,000,000		10,000,000
Sold	241	3,418	30	387
Issued in reinvestment of distributions	775	10,775	216	2,455
	1,016	14,193	246	2,842
Net increase (decrease)	993,005	$13,863,840	1,459,279	$16,682,302

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

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The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$201,091,768	—	—
Temporary Cash Investments	1,236,980	$1,150,990	—
	$202,328,748	$1,150,990	—

Liabilities
Securities Sold Short
Common Stocks	$(47,160,517)	—	—

7. Risk Factors

The fund's investment strategy utilizes leverage, which can increase market exposure and subject the fund to greater risk and higher volatility.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

If the fund is overweighted in a stock or sector, any negative development related to that stock or sector will have a greater impact on the fund than other funds that are not overweighted in that stock or sector.

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2014 and June 30, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$2,724,056	$2,800,850
Long-term capital gains	$7,389,597	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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As of June 30, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$164,333,257
Gross tax appreciation of investments	$40,320,333
Gross tax depreciation of investments	(1,173,852)
Net tax appreciation (depreciation) of investments	39,146,481
Net tax appreciation (depreciation) on securities sold short	(3,662,763)
Net tax appreciation (depreciation)	$35,483,718
Undistributed ordinary income	$781,116
Accumulated long-term gains	$11,608,143

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$12.84	0.10	3.25	3.35	(0.11)	(0.96)	(1.07)	$15.12	26.86%	1.77%	1.30%	0.69%	104%	$148,620
2013	$10.79	0.14	2.23	2.37	(0.14)	(0.18)	(0.32)	$12.84	22.33%	1.87%	1.30%	1.15%	107%	$114,444
2012(3)	$10.00	0.03	0.76	0.79	—(4)	—	—(4)	$10.79	7.95%	2.06%(5)	1.31%(5)	0.39%(5)	105%	$84,116
Institutional Class
2014	$12.84	0.13	3.26	3.39	(0.14)	(0.96)	(1.10)	$15.13	27.19%	1.57%	1.10%	0.89%	104%	$5,993
2013	$10.80	0.15	2.25	2.40	(0.18)	(0.18)	(0.36)	$12.84	22.45%	1.67%	1.10%	1.35%	107%	$4,427
2012(3)	$10.00	0.06	0.75	0.81	(0.01)	—	(0.01)	$10.80	8.19%	1.86%(5)	1.11%(5)	0.59%(5)	105%	$534
A Class
2014	$12.84	0.06	3.25	3.31	(0.07)	(0.96)	(1.03)	$15.12	26.55%	2.02%	1.55%	0.44%	104%	$753
2013	$10.78	0.10	2.24	2.34	(0.10)	(0.18)	(0.28)	$12.84	22.01%	2.12%	1.55%	0.90%	107%	$515
2012(3)	$10.00	0.04	0.74	0.78	—(4)	—	—(4)	$10.78	7.80%	2.31%(5)	1.56%(5)	0.14%(5)	105%	$231
C Class
2014	$12.78	(0.05)	3.24	3.19	—	(0.96)	(0.96)	$15.01	25.66%	2.77%	2.30%	(0.31)%	104%	$768
2013	$10.73	0.01	2.22	2.23	—	(0.18)	(0.18)	$12.78	20.99%	2.87%	2.30%	0.15%	107%	$449
2012(3)	$10.00	—(4)	0.73	0.73	—	—	—	$10.73	7.30%	3.06%(5)	2.31%(5)	(0.61)%(5)	105%	$112

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For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2014	$12.83	0.03	3.25	3.28	(0.04)	(0.96)	(1.00)	$15.11	26.27%	2.27%	1.80%	0.19%	104%	$176
2013	$10.76	0.08	2.23	2.31	(0.06)	(0.18)	(0.24)	$12.83	21.70%	2.37%	1.80%	0.65%	107%	$137
2012(3)	$10.00	0.03	0.73	0.76	—	—	—	$10.76	7.60%	2.56%(5)	1.81%(5)	(0.11)%(5)	105%	$112

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	October 31, 2011 (fund inception) through June 30, 2012.

(4)	Per-share amount was less than $0.005.

(5)	Annualized.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Core Equity Plus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Core Equity Plus Fund (one of the fifteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2014

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Management

Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes(1) (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	None
(1) Myron S. Scholes resigned as director effective July 31, 2014.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

36

Approval of Management Agreement

At a meeting held on June 13, 2014, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees (the “Directors”), including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed

37

different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency

38

and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

39

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

40

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

41

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2014.

For corporate taxpayers, the fund hereby designates $1,930,442, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2014 as qualified for the corporate dividends received deduction.

The fund hereby designates $1,626,639 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

The fund hereby designates $7,389,597, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended June 30, 2014.

42

Notes

43

Notes

44

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-82891 1408

ANNUAL REPORT	JUNE 30, 2014

Disciplined Growth Fund

47

48

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2014. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Aggressive Monetary Policies Boosted Stock and Bond Returns

Stimulative monetary policies and expectations of economic improvement, interspersed with concerns about weaker-than-expected economic data and geopolitical conflicts, helped drive financial market returns during the reporting period. We believe the combination of longer-term optimism about global economic growth, low costs of capital, and central bank purchases of fixed income securities helped persuade investors to seek risk and yield, especially in the U.S. and Europe. Stock index returns were strong in these markets, particularly at the smaller capitalization end of the company size spectrum. The MSCI Europe and S&P 500® indices advanced 29.28% and 24.61%, respectively.

Remarkably, for a period in which stock market performance was so strong, government bond performance was also generally positive. Not surprisingly, U.S. corporate high-yield bonds posted double-digit returns, but the 30-year U.S. Treasury bond also outperformed most broader bond market measures. In addition, a generally weaker U.S. dollar during the reporting period meant that international bond returns for U.S. investors with currency exposure were generally higher than U.S. bonds returns. The Barclays Global Aggregate Bond and Barclays U.S. Aggregate Bond indices returned 7.39% and 4.37%, respectively.

Looking ahead, we see signs of sustained moderate economic growth in the second half of 2014, but headwinds persist. In the U.S., which was supposed to be an economic growth leader this year, housing market momentum has slowed, interest rates could rise, and economic growth and U.S. employment levels remain subpar compared with past post-recession periods. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ADSIX	28.05%	20.59%	9.19%	9/30/05
Russell 1000 Growth Index	—	26.92%	19.23%	8.72%	—
Institutional Class	ADCIX	28.30%	20.85%	9.41%	9/30/05
A Class(1)	ADCVX				9/30/05
No sales charge*		27.75%	20.30%	8.92%
With sales charge*		20.38%	18.87%	8.19%
C Class	ADCCX	26.80%	19.39%	6.64%	9/28/07
R Class	ADRRX	27.41%	20.00%	8.65%	9/30/05

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.
Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Growth of $10,000 Over Life of Class
$10,000 investment made September 30, 2005

Value on June 30, 2014
Investor Class — $21,590

Russell 1000 Growth Index — $20,785

*From September 30, 2005, the Investor Class's inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.03%	0.83%	1.28%	2.03%	1.53%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.
Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Portfolio Managers: Bill Martin and Lynette Pang

Performance Summary

Disciplined Growth returned 28.05%* for the fiscal year ended June 30, 2014, compared with the 26.92% return of its benchmark, the Russell 1000 Growth Index, and the 24.61%** return of the broad S&P 500 Index.

As U.S. equity markets continued their robust appreciation, Disciplined Growth posted a solid gain for the 12-month period, outperforming the Russell 1000 Growth Index. The fund’s stock selection process incorporates factors of valuation, quality, growth, and momentum (sentiment) while striving to minimize unintended risks along industries and other risk characteristics. Security selection in the consumer staples and health care sectors contributed the most to fund results, while consumer discretionary holdings weighed on relative performance.

Consumer Staples and Health Care Outperformed

The consumer staples and health care sectors were among the leading contributors to the fund’s returns relative to the Russell 1000 Growth Index. Stock choices in the consumer staples sector, particularly among food products manufacturers and food and staples retailers, were especially effective, driving the sector's substantial outperformance relative to the index. Among the top sector contributors was an overweight position, relative to the index, in chain drug store Rite Aid, which rose on revenue growth and efficiency and distribution chain improvements, bolstering the sector’s return. Significant contribution also came from supermarket chain store operator Safeway, which advanced on speculation of being acquired by private equity firm Cerberus Capital Management, owner of the Albertson’s chain of grocery stores. Following their appreciation, we took profits in both holdings and exited our positions. Specialty coffee company Keurig Green Mountain gained on news of a partnership with Coca-Cola to sell branded single-serve beverage pods. Several chicken processors helped boost the fund’s performance including Pilgrim’s Pride, which rallied following management’s decision to bow out of the race with Tyson Foods to acquire Hillshire Brands.

Health care sector outperformance was primarily due to successful stock selection and positioning in the strongly appreciating pharmaceuticals industry. Holdings among health care equipment and supplies manufacturers also helped the sector’s advance. Questcor Pharmaceuticals rose on strong sales and earnings growth, and we sold out of the position following its strong advance. Likewise, biopharmaceutical firm Celgene enhanced results thanks to continued strength in sales of its key multiple myeloma drug, Revlimid.

Significant contribution also came from several information technology holdings, including an overweight position to semiconductor producer Skyworks Solutions, which added value following the company’s better-than-expected quarterly results and upward revisions to future earnings expectations. Likewise, apparel manufacturer Hanesbrands’ earnings growth and announced intent to purchase French clothing manufacturer DBApparel, thereby increasing exposure in Europe, helped to drive its stock price higher.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.
**The S&P 500 Index average annual returns were 18.82% for the five-year period ended June 30, 2014, and 7.74% since the fund’s inception on September 30, 2005.

5

Consumer Discretionary Was Leading Detractor

Security selection in the consumer discretionary sector was the principal detractor from the fund’s 12-month results. A number of specialty retailers declined during the period including electronics retailer Best Buy, whose weaker-than-expected holiday sales amid a promotional sales environment failed to drive higher industry demand. Likewise, toy manufacturer Mattel diminished fund returns after disappointing holiday sales impacted the company’s earnings. Multiline retailer Target lagged in the wake of news about a security breach in its credit card payment system, as well as greater-than-expected cost increases associated with expansion. We ultimately sold the fund's positions in Best Buy, Mattel, and Target.

Stock selection among the fund’s information technology holdings also weighed on returns. Information technology and internet service providers were prominent underperformers. These included real-time data provider NeuStar, which declined on earnings guidance revisions below analyst estimates, and the fund sold its stake in the holding. An underweight position to social networking site Facebook also hurt results as its stock reached all-time highs. Despite this appreciation, the holding’s valuation profile continues to show weakness.

Holding several personal care products manufacturers proved to be unfavorable. Nu Skin Enterprises fell on accusations by Chinese authorities of operating a pyramid scheme, and Avon declined on shrinking sales volumes in North America and emerging markets countries. Both holdings were subsequently sold.

A Look Ahead

Economic recovery in the U.S. appears to be progressing, albeit at a slower pace than during prior post-recessionary periods, and is expected to stay the course through the remainder of 2014. Recent indicators such as improvements in small business and consumer confidence point to a sustainable rebound, and economic growth is likely to further benefit from the recovering labor and housing markets. Though a continuation of political instability in non-U.S. markets as well as the potential for rising inflation and interest rates could lead to heightened market volatility, our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. The portfolio’s current holdings exhibit the highest exposure to quality insights, followed closely by value and growth, and we maintain positive exposure to momentum (sentiment). The fund's largest overweights are in health care and industrials, while the underweights are led by the consumer discretionary and financials sectors.

6

Fund Characteristics

JUNE 30, 2014
Top Ten Holdings	% of net assets
Apple, Inc.	4.9%
Verizon Communications, Inc.	2.7%
Microsoft Corp.	2.6%
Google, Inc.*	2.3%
Oracle Corp.	2.1%
QUALCOMM, Inc.	2.0%
International Business Machines Corp.	1.7%
AbbVie, Inc.	1.7%
Boeing Co. (The)	1.6%
Schlumberger Ltd.	1.6%
*Includes all classes of the issuer.

Top Five Industries	% of net assets
Technology Hardware, Storage and Peripherals	7.0%
Software	6.9%
Biotechnology	5.4%
Internet Software and Services	4.9%
Aerospace and Defense	4.4%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.9%
Temporary Cash Investments	2.8%
Other Assets and Liabilities	(0.7)%
7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2014 to June 30, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period(1)1/1/14 - 6/30/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,071.20	$5.24	1.02%
Institutional Class	$1,000	$1,072.60	$4.21	0.82%
A Class	$1,000	$1,070.20	$6.52	1.27%
C Class	$1,000	$1,066.20	$10.35	2.02%
R Class	$1,000	$1,069.10	$7.80	1.52%
Hypothetical
Investor Class	$1,000	$1,019.74	$5.11	1.02%
Institutional Class	$1,000	$1,020.73	$4.11	0.82%
A Class	$1,000	$1,018.50	$6.36	1.27%
C Class	$1,000	$1,014.78	$10.09	2.02%
R Class	$1,000	$1,017.26	$7.60	1.52%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

JUNE 30, 2014

	Shares	Value
COMMON STOCKS — 97.9%
AEROSPACE AND DEFENSE — 4.4%
Boeing Co. (The)	48,226	$6,135,794
Honeywell International, Inc.	57,082	5,305,772
Lockheed Martin Corp.	26,691	4,290,044
United Technologies Corp.	8,226	949,692
		16,681,302
AIR FREIGHT AND LOGISTICS — 1.5%
United Parcel Service, Inc., Class B	54,023	5,546,001
AIRLINES — 1.7%
Delta Air Lines, Inc.	72,860	2,821,139
Southwest Airlines Co.	132,224	3,551,537
		6,372,676
AUTO COMPONENTS — 2.9%
Delphi Automotive plc	49,847	3,426,483
Drew Industries, Inc.	20,312	1,015,803
Gentex Corp.	92,279	2,684,396
Tenneco, Inc.(1)	11,453	752,462
Tower International, Inc.(1)	86,700	3,194,028
		11,073,172
AUTOMOBILES — 0.9%
Harley-Davidson, Inc.	47,459	3,315,011
BEVERAGES — 2.6%
Coca-Cola Co. (The)	66,862	2,832,274
Coca-Cola Enterprises, Inc.	35,082	1,676,218
Dr Pepper Snapple Group, Inc.	56,072	3,284,698
PepsiCo, Inc.	23,671	2,114,767
		9,907,957
BIOTECHNOLOGY — 5.4%
Alexion Pharmaceuticals, Inc.(1)	8,034	1,255,312
Amgen, Inc.	49,858	5,901,691
Biogen Idec, Inc.(1)	13,449	4,240,604
Celgene Corp.(1)	37,460	3,217,065
Gilead Sciences, Inc.(1)	25,789	2,138,166
Pharmacyclics, Inc.(1)	15,735	1,411,587
United Therapeutics Corp.(1)	26,038	2,304,103
		20,468,528
CAPITAL MARKETS — 1.2%
Affiliated Managers Group, Inc.(1)	8,822	1,812,039
Franklin Resources, Inc.	43,738	2,529,806
INTL FCStone, Inc.(1)	6,095	121,412
Westwood Holdings Group, Inc.	1,850	111,074
		4,574,331

10

	Shares	Value
CHEMICALS — 3.5%
Dow Chemical Co. (The)	67,821	$3,490,069
Eastman Chemical Co.	36,631	3,199,718
FutureFuel Corp.	63,153	1,047,708
NewMarket Corp.	202	79,206
Olin Corp.	5,309	142,918
PPG Industries, Inc.	13,282	2,791,213
Scotts Miracle-Gro Co. (The), Class A	12,586	715,640
Sigma-Aldrich Corp.	16,221	1,646,107
		13,112,579
COMMUNICATIONS EQUIPMENT — 2.1%
Harris Corp.	1,734	131,351
Juniper Networks, Inc.(1)	2,428	59,583
QUALCOMM, Inc.	97,726	7,739,899
		7,930,833
CONSTRUCTION AND ENGINEERING — 0.3%
AECOM Technology Corp.(1)	30,338	976,884
CONSUMER FINANCE — 0.3%
American Express Co.	3,557	337,453
Credit Acceptance Corp.(1)	7,810	961,411
		1,298,864
CONTAINERS AND PACKAGING — 0.8%
Ball Corp.	49,866	3,125,601
DIVERSIFIED CONSUMER SERVICES — 0.1%
Capella Education Co.	7,676	417,498
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.7%
Verizon Communications, Inc.	205,680	10,063,922
ELECTRICAL EQUIPMENT — 2.2%
Emerson Electric Co.	59,604	3,955,322
Rockwell Automation, Inc.	27,156	3,398,845
Thermon Group Holdings, Inc.(1)	31,942	840,713
		8,194,880
ENERGY EQUIPMENT AND SERVICES — 2.6%
Baker Hughes, Inc.	46,829	3,486,419
RPC, Inc.	18,231	428,246
Schlumberger Ltd.	50,618	5,970,393
		9,885,058
FOOD AND STAPLES RETAILING — 0.8%
Wal-Mart Stores, Inc.	3,017	226,486
Walgreen Co.	40,531	3,004,563
		3,231,049
FOOD PRODUCTS — 4.0%
Archer-Daniels-Midland Co.	63,366	2,795,074
Kellogg Co.	50,385	3,310,295
Keurig Green Mountain, Inc.	18,255	2,274,756

11

	Shares	Value
Pilgrim's Pride Corp.(1)	117,825	$3,223,692
Sanderson Farms, Inc.	35,502	3,450,794
		15,054,611
HEALTH CARE EQUIPMENT AND SUPPLIES — 3.6%
Align Technology, Inc.(1)	7,530	421,981
Becton Dickinson and Co.	30,810	3,644,823
C.R. Bard, Inc.	21,825	3,121,193
St. Jude Medical, Inc.	46,853	3,244,571
Stryker Corp.	40,575	3,421,284
		13,853,852
HEALTH CARE PROVIDERS AND SERVICES — 1.2%
Express Scripts Holding Co.(1)	61,275	4,248,195
Mednax, Inc.(1)	6,005	349,191
		4,597,386
HOTELS, RESTAURANTS AND LEISURE — 1.9%
Bally Technologies, Inc.(1)	26,037	1,711,152
Las Vegas Sands Corp.	44,676	3,405,205
McDonald's Corp.	7,919	797,760
Wyndham Worldwide Corp.	15,141	1,146,476
		7,060,593
HOUSEHOLD DURABLES — 0.9%
NVR, Inc.(1)	2,669	3,070,951
Universal Electronics, Inc.(1)	7,709	376,816
		3,447,767
HOUSEHOLD PRODUCTS — 1.1%
Kimberly-Clark Corp.	38,028	4,229,474
Oil-Dri Corp. of America	2,333	71,320
		4,300,794
INDUSTRIAL CONGLOMERATES — 1.5%
3M Co.	39,330	5,633,629
INSURANCE — 1.7%
Amtrust Financial Services, Inc.	35,370	1,478,820
Chubb Corp. (The)	18,257	1,682,747
Hanover Insurance Group, Inc. (The)	45,286	2,859,811
Infinity Property & Casualty Corp.	5,538	372,320
United Fire Group, Inc.	5,826	170,818
		6,564,516
INTERNET AND CATALOG RETAIL — 1.7%
Amazon.com, Inc.(1)	8,387	2,723,930
HSN, Inc.	39,976	2,368,178
Priceline Group, Inc. (The)(1)	986	1,186,158
		6,278,266
INTERNET SOFTWARE AND SERVICES — 4.9%
eBay, Inc.(1)	85,307	4,270,469
Facebook, Inc., Class A(1)	85,308	5,740,375
Google, Inc., Class A(1)	9,616	5,622,187

12

	Shares	Value
Google, Inc., Class C(1)	5,147	$2,960,966
		18,593,997
IT SERVICES — 3.4%
CSG Systems International, Inc.	37,467	978,263
Euronet Worldwide, Inc.(1)	8,706	419,978
Fiserv, Inc.(1)	1,243	74,978
International Business Machines Corp.	36,596	6,633,757
Jack Henry & Associates, Inc.	48,905	2,906,424
MasterCard, Inc., Class A	5,929	435,604
Visa, Inc., Class A	6,171	1,300,291
		12,749,295
MACHINERY — 2.3%
Caterpillar, Inc.	31,112	3,380,941
Dover Corp.	9,712	883,306
IDEX Corp.	23,289	1,880,354
Snap-On, Inc.	21,557	2,554,936
		8,699,537
MEDIA — 2.5%
Comcast Corp., Class A	35,183	1,888,623
Viacom, Inc., Class B	38,964	3,379,348
Walt Disney Co. (The)	49,198	4,218,237
		9,486,208
METALS AND MINING — 0.2%
Compass Minerals International, Inc.	7,515	719,486
MULTILINE RETAIL — 1.5%
Dillard's, Inc., Class A	19,412	2,263,633
Macy's, Inc.	58,718	3,406,819
		5,670,452
OIL, GAS AND CONSUMABLE FUELS — 1.9%
EOG Resources, Inc.	44,093	5,152,708
REX American Resources Corp.(1)	14,191	1,040,342
Southwestern Energy Co.(1)	26,611	1,210,535
		7,403,585
PERSONAL PRODUCTS — 0.5%
Medifast, Inc.(1)	38,839	1,181,094
USANA Health Sciences, Inc.(1)	11,353	887,123
		2,068,217
PHARMACEUTICALS — 4.4%
AbbVie, Inc.	112,279	6,337,027
Actavis plc(1)	8,546	1,906,185
Eli Lilly & Co.	43,365	2,696,002
Johnson & Johnson	42,512	4,447,606
Salix Pharmaceuticals Ltd.(1)	10,061	1,241,024
		16,627,844
ROAD AND RAIL — 0.1%
Union Pacific Corp.	5,366	535,259

13

	Shares	Value
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 4.3%
Broadcom Corp., Class A	95,337	$3,538,910
Intel Corp.	113,718	3,513,886
Lam Research Corp.	12,555	848,467
Skyworks Solutions, Inc.	59,615	2,799,520
Texas Instruments, Inc.	94,913	4,535,892
Xilinx, Inc.	22,767	1,077,107
		16,313,782
SOFTWARE — 6.9%
Cadence Design Systems, Inc.(1)	109,621	1,917,271
Intuit, Inc.	7,191	579,091
Microsoft Corp.	237,888	9,919,930
Oracle Corp.	194,860	7,897,676
PTC, Inc.(1)	21,903	849,836
Symantec Corp.	128,882	2,951,398
VMware, Inc., Class A(1)	20,721	2,006,000
		26,121,202
SPECIALTY RETAIL — 2.0%
AutoZone, Inc.(1)	6,416	3,440,516
Children's Place, Inc. (The)	9,904	491,536
Haverty Furniture Cos., Inc.	54,519	1,370,062
Home Depot, Inc. (The)	16,063	1,300,460
Lowe's Cos., Inc.	23,887	1,146,337
		7,748,911
TECHNOLOGY HARDWARE, STORAGE AND PERIPHERALS — 7.0%
Apple, Inc.	198,923	18,485,914
EMC Corp.	47,219	1,243,749
NetApp, Inc.	81,787	2,986,861
SanDisk Corp.	38,295	3,999,147
		26,715,671
TEXTILES, APPAREL AND LUXURY GOODS — 1.8%
Deckers Outdoor Corp.(1)	35,165	3,035,795
Hanesbrands, Inc.	37,478	3,689,334
		6,725,129
TOBACCO — 0.6%
Philip Morris International, Inc.	26,249	2,213,053
TOTAL COMMON STOCKS (Cost $312,219,987)		371,359,188
TEMPORARY CASH INVESTMENTS — 2.8%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.75% - 0.875%, 1/31/18 - 2/28/18, valued at $2,372,095), in a joint trading account at 0.05%, dated 6/30/14, due 7/1/14 (Delivery value $2,324,360)		2,324,357
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.75%, 5/15/23, valued at $949,145), in a joint trading account at 0.01%, dated 6/30/14, due 7/1/14 (Delivery value $929,743)		929,743

14

	Shares	Value
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 3.125%, 11/15/41, valued at $1,896,892), in a joint trading account at 0.03%, dated 6/30/14, due 7/1/14 (Delivery value $1,859,488)		$1,859,486
SSgA U.S. Government Money Market Fund, Class N	5,494,333	5,494,333
TOTAL TEMPORARY CASH INVESTMENTS (Cost $10,607,919)		10,607,919
TOTAL INVESTMENT SECURITIES — 100.7% (Cost $322,827,906)		381,967,107
OTHER ASSETS AND LIABILITIES — (0.7)%		(2,496,401)
TOTAL NET ASSETS — 100.0%		$379,470,706

NOTES TO SCHEDULE OF INVESTMENTS

(1)	Non-income producing.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

JUNE 30, 2014
Assets
Investment securities, at value (cost of $322,827,906)	$381,967,107
Receivable for capital shares sold	1,367,258
Dividends and interest receivable	252,644
383,587,009

Liabilities
Payable for investments purchased	3,533,511
Payable for capital shares redeemed	240,520
Accrued management fees	301,362
Distribution and service fees payable	40,910
4,116,303

Net Assets	$379,470,706

Net Assets Consist of:
Capital (par value and paid-in surplus)	$306,217,850
Undistributed net investment income	23,157
Undistributed net realized gain	14,090,498
Net unrealized appreciation	59,139,201
$379,470,706

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$226,370,353	12,026,939	$18.82
Institutional Class, $0.01 Par Value	$26,334,342	1,395,829	$18.87
A Class, $0.01 Par Value	$95,508,584	5,089,168	$18.77*
C Class, $0.01 Par Value	$24,646,083	1,353,530	$18.21
R Class, $0.01 Par Value	$6,611,344	355,423	$18.60
*Maximum offering price $19.92 (net asset value divided by 0.9425).

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED JUNE 30, 2014
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $255)	$4,782,418
Interest	761
4,783,179

Expenses:
Management fees	2,786,451
Distribution and service fees:
A Class	171,392
C Class	164,591
R Class	32,558
Directors' fees and expenses	16,306
Other expenses	366
3,171,664

Net investment income (loss)	1,611,515

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	21,798,137
Change in net unrealized appreciation (depreciation) on investments	41,666,448

Net realized and unrealized gain (loss)	63,464,585

Net Increase (Decrease) in Net Assets Resulting from Operations	$65,076,100

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2014 AND JUNE 30, 2013
Increase (Decrease) in Net Assets	June 30, 2014	June 30, 2013
Operations
Net investment income (loss)	$1,611,515	$1,138,198
Net realized gain (loss)	21,798,137	8,144,454
Change in net unrealized appreciation (depreciation)	41,666,448	9,207,526
Net increase (decrease) in net assets resulting from operations	65,076,100	18,490,178

Distributions to Shareholders
From net investment income:
Investor Class	(1,118,387)	(916,204)
Institutional Class	(161,505)	(55,374)
A Class	(263,244)	(269,562)
R Class	(6,853)	(16,303)
From net realized gains:
Investor Class	(8,175,308)	—
Institutional Class	(783,055)	—
A Class	(3,202,886)	—
C Class	(806,884)	—
R Class	(355,074)	—
Decrease in net assets from distributions	(14,873,196)	(1,257,443)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	142,933,604	90,430,843

Net increase (decrease) in net assets	193,136,508	107,663,578

Net Assets
Beginning of period	186,334,198	78,670,620
End of period	$379,470,706	$186,334,198

Undistributed net investment income	$23,157	$32,350

See Notes to Financial Statements.

18

Notes to Financial Statements

JUNE 30, 2014

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Disciplined Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a

19

security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

20

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.6880% to 0.8700%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended June 30, 2014 was 1.02% for the Investor Class, A Class, C Class and R Class and 0.82% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2014 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended June 30, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2014 were $405,458,373 and $281,487,581, respectively.

21

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2014		Year ended June 30, 2013
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	6,893,130	$119,853,193	4,258,230	$63,225,442
Issued in reinvestment of distributions	525,527	9,094,991	62,561	901,365
Redeemed	(2,418,185)	(42,063,379)	(1,612,468)	(23,296,506)
	5,000,472	86,884,805	2,708,323	40,830,301
Institutional Class/Shares Authorized	10,000,000		10,000,000
Sold	1,308,290	22,677,090	664,297	10,129,591
Issued in reinvestment of distributions	54,256	944,560	3,697	55,374
Redeemed	(615,721)	(10,652,473)	(84,401)	(1,253,578)
	746,825	12,969,177	583,593	8,931,387
A Class/Shares Authorized	35,000,000		10,000,000
Sold	3,522,429	61,683,117	2,573,486	37,454,410
Issued in reinvestment of distributions	195,823	3,368,533	18,265	262,997
Redeemed	(1,972,503)	(34,230,449)	(428,107)	(6,315,309)
	1,745,749	30,821,201	2,163,644	31,402,098
C Class/Shares Authorized	10,000,000		10,000,000
Sold	773,894	13,114,904	465,146	6,674,767
Issued in reinvestment of distributions	42,877	713,903	—	—
Redeemed	(95,810)	(1,637,289)	(93,436)	(1,357,370)
	720,961	12,191,518	371,710	5,317,397
R Class/Shares Authorized	10,000,000		10,000,000
Sold	170,076	2,913,012	337,570	4,761,451
Issued in reinvestment of distributions	21,306	361,927	1,159	16,303
Redeemed	(184,695)	(3,208,036)	(57,956)	(828,094)
	6,687	66,903	280,773	3,949,660
Net increase (decrease)	8,220,694	$142,933,604	6,108,043	$90,430,843

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

22

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$371,359,188	—	—
Temporary Cash Investments	5,494,333	$5,113,586	—
	$376,853,521	$5,113,586	—

7. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2014 and June 30, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$9,121,736	$1,257,443
Long-term capital gains	$5,751,460	–

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$323,961,726
Gross tax appreciation of investments	$59,494,144
Gross tax depreciation of investments	(1,488,763)
Net tax appreciation (depreciation) of investments	$58,005,381
Undistributed ordinary income	$8,297,849
Accumulated long-term gains	$6,949,626

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$15.56	0.12	4.15	4.27	(0.11)	(0.90)	(1.01)	$18.82	28.05%	1.02%	0.70%	102%	$226,370
2013	$13.38	0.16	2.19	2.35	(0.17)	—	(0.17)	$15.56	17.70%	1.03%	1.07%	94%	$109,366
2012	$12.85	0.09	0.50	0.59	(0.06)	—	(0.06)	$13.38	4.68%	1.04%	0.73%	94%	$57,780
2011	$9.27	0.04	3.57	3.61	(0.03)	—	(0.03)	$12.85	39.00%	1.04%	0.37%	117%	$31,450
2010	$8.01	0.04	1.27	1.31	(0.05)	—	(0.05)	$9.27	16.35%	1.05%	0.46%	84%	$12,787
Institutional Class
2014	$15.60	0.16	4.15	4.31	(0.14)	(0.90)	(1.04)	$18.87	28.30%	0.82%	0.90%	102%	$26,334
2013	$13.42	0.19	2.20	2.39	(0.21)	—	(0.21)	$15.60	17.99%	0.83%	1.27%	94%	$10,124
2012	$12.89	0.10	0.52	0.62	(0.09)	—	(0.09)	$13.42	4.87%	0.84%	0.93%	94%	$878
2011	$9.30	0.06	3.59	3.65	(0.06)	—	(0.06)	$12.89	39.26%	0.84%	0.57%	117%	$3,097
2010	$8.03	0.06	1.28	1.34	(0.07)	—	(0.07)	$9.30	16.67%	0.85%	0.66%	84%	$2,152
A Class
2014	$15.52	0.08	4.13	4.21	(0.06)	(0.90)	(0.96)	$18.77	27.75%	1.27%	0.45%	102%	$95,509
2013	$13.33	0.12	2.19	2.31	(0.12)	—	(0.12)	$15.52	17.42%	1.28%	0.82%	94%	$51,897
2012	$12.80	0.07	0.49	0.56	(0.03)	—	(0.03)	$13.33	4.44%	1.29%	0.48%	94%	$15,726
2011	$9.23	0.02	3.55	3.57	—(3)	—	—(3)	$12.80	38.71%	1.29%	0.12%	117%	$3,026
2010	$7.98	0.02	1.26	1.28	(0.03)	—	(0.03)	$9.23	16.00%	1.30%	0.21%	84%	$661

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For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2014	$15.14	(0.05)	4.02	3.97	—	(0.90)	(0.90)	$18.21	26.80%	2.02%	(0.30)%	102%	$24,646
2013	$12.99	0.01	2.14	2.15	—	—	—	$15.14	16.55%	2.03%	0.07%	94%	$9,580
2012	$12.53	(0.03)	0.49	0.46	—	—	—	$12.99	3.67%	2.04%	(0.27)%	94%	$3,389
2011	$9.11	(0.07)	3.49	3.42	—	—	—	$12.53	37.54%	2.04%	(0.63)%	117%	$167
2010	$7.91	(0.05)	1.25	1.20	—	—	—	$9.11	15.17%	2.05%	(0.54)%	84%	$41
R Class
2014	$15.39	0.03	4.10	4.13	(0.02)	(0.90)	(0.92)	$18.60	27.41%	1.52%	0.20%	102%	$6,611
2013	$13.20	0.09	2.17	2.26	(0.07)	—	(0.07)	$15.39	17.16%	1.53%	0.57%	94%	$5,368
2012	$12.68	0.02	0.50	0.52	—(3)	—	—(3)	$13.20	4.13%	1.54%	0.23%	94%	$897
2011	$9.17	(0.01)	3.52	3.51	—	—	—	$12.68	38.28%	1.54%	(0.13)%	117%	$493
2010	$7.92	—(3)	1.25	1.25	—(3)	—	—(3)	$9.17	15.82%	1.55%	(0.04)%	84%	$264

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Disciplined Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Disciplined Growth Fund (one of the fifteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2014

26

Management

Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes(1) (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	None
(1)  Myron S. Scholes resigned as director effective July 31, 2014.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Approval of Management Agreement

At a meeting held on June 13, 2014, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees (the “Directors”), including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed

30

different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency

31

and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

32

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

33

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2014.

For corporate taxpayers, the fund hereby designates $5,825,793, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2014 as qualified for the corporate dividends received deduction.

The fund hereby designates $7,571,747 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

The fund hereby designates $5,751,460, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended June 30, 2014.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-82885 1408

ANNUAL REPORT	JUNE 30, 2014

Disciplined Growth Plus Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2014. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Aggressive Monetary Policies Boosted Stock and Bond Returns

Stimulative monetary policies and expectations of economic improvement, interspersed with concerns about weaker-than-expected economic data and geopolitical conflicts, helped drive financial market returns during the reporting period. We believe the combination of longer-term optimism about global economic growth, low costs of capital, and central bank purchases of fixed income securities helped persuade investors to seek risk and yield, especially in the U.S. and Europe. Stock index returns were strong in these markets, particularly at the smaller capitalization end of the company size spectrum. The MSCI Europe and S&P 500® indices advanced 29.28% and 24.61%, respectively.

Remarkably, for a period in which stock market performance was so strong, government bond performance was also generally positive. Not surprisingly, U.S. corporate high-yield bonds posted double-digit returns, but the 30-year U.S. Treasury bond also outperformed most broader bond market measures. In addition, a generally weaker U.S. dollar during the reporting period meant that international bond returns for U.S. investors with currency exposure were generally higher than U.S. bonds returns. The Barclays Global Aggregate Bond and Barclays U.S. Aggregate Bond indices returned 7.39% and 4.37%, respectively.

Looking ahead, we see signs of sustained moderate economic growth in the second half of 2014, but headwinds persist. In the U.S., which was supposed to be an economic growth leader this year, housing market momentum has slowed, interest rates could rise, and economic growth and U.S. employment levels remain subpar compared with past post-recession periods. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2014
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ACDJX	30.29%(1)	20.93%	10/31/11
Russell 1000 Growth Index	—	26.92%	20.12%	—
Institutional Class	ACDKX	30.52%(1)	21.15%	10/31/11
A Class	ACDQX			10/31/11
No sales charge*		29.99%	20.62%
With sales charge*		22.52%	17.97%
C Class	ACDHX	28.94%	19.72%	10/31/11
R Class	ACDWX	29.61%	20.32%	10/31/11

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment approach may involve higher price volatility, short sales risk, leverage risk and overweighting risk.
Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Growth of $10,000 Over Life of Class
$10,000 investment made October 31, 2011

Value on June 30, 2014
Investor Class — $16,596

Russell 1000 Growth Index — $16,301

*From October 31, 2011, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.87%	1.67%	2.12%	2.87%	2.37%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment approach may involve higher price volatility, short sales risk, leverage risk and overweighting risk.
Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Portfolio Managers: Scott Wittman, Bill Martin and Lynette Pang

Performance Summary

Disciplined Growth Plus returned 30.29%* for the fiscal year ended June 30, 2014, compared with the 26.92% return of its benchmark, the Russell 1000 Growth Index and the 24.61%** return of the broad S&P 500 Index.

As U.S. equity markets continued their robust appreciation, Disciplined Growth Plus posted a solid gain for the 12-month period, strongly outperforming the Russell 1000 Growth Index. The fund is managed to have a 100% net exposure to the equity market by investing approximately 130% of its net assets in long positions, while 30% of its net assets are sold short. The proceeds from the securities sold short are used to fund the purchase of the additional 30% of long positions. The fund’s stock selection process incorporates factors of valuation, quality, growth, and momentum (sentiment) while striving to minimize unintended risks along industries and other risk characteristics. Security selection in the consumer staples and industrials sectors contributed the most to fund results, while information technology and consumer discretionary holdings weighed on relative performance.

Consumer Staples and Industrials Outperformed

The consumer staples and industrials sectors were among the leading contributors to the fund’s returns relative to the Russell 1000 Growth Index. Stock choices in the consumer staples sector, particularly among food products manufacturers and food and staples retailers, were especially effective, driving the sector's substantial outperformance relative to the index. Among the top sector contributors was an overweight position in chain drug store Rite Aid, which rose on revenue growth and efficiency and distribution chain improvements, bolstering the sector’s return. Significant contribution also came from supermarket chain store operator Safeway, which advanced on speculation of being acquired by private equity firm Cerberus Capital Management, owner of the Albertson’s chain of grocery stores. Following its appreciation, we took profits in Safeway and exited the position. Specialty coffee company Keurig Green Mountain gained on news of a partnership with Coca-Cola to sell branded single-serve beverage pods. Several chicken processors helped boost the fund’s performance including Pilgrim’s Pride, which rallied following management’s decision to bow out of the race with Tyson Foods to acquire Hillshire Brands.

Successful stock selection across a number of industries in the industrials sector contributed to outperformance. Leading sector outperformers included TASER International, a manufacturer of electroshock guns and wearable cameras, which benefited from growing sales to law-enforcement agencies. Following solid appreciation we sold the holding to lock in gains. Several short positions—which are designed to profit when a stock’s price declines—among commercial services and supplies holdings, enhanced the fund’s results. These included print management solutions provider InnerWorkings and carpet manufacturer Interface, both of which produced declines during the year.

Meaningful contribution also came from a short position in insurance provider Tower Group International, which declined following complications with filing its second-quarter financial results. The position was ultimately eliminated. Apparel manufacturer Hanesbrands’ earnings growth and announced intent to purchase French clothing manufacturer DBApparel, thereby increasing exposure in Europe, helped to drive its stock price higher. The fund's long position in the company helped to bolster results.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.
**The S&P 500 Index average return was 20.90% since the fund’s inception on October 31, 2011.

5

Information Technology and Consumer Discretionary Among Leading Detractors

Stock selection among the fund’s information technology holdings was the principal detractor from the fund’s 12-month results. Prominent underperformers were found in the internet software and services and information technology services industries. These included payment service provider MoneyGram International, which fell following Wal-Mart’s announced intent to enter the domestic wire-transfer space. Real-time data provider NeuStar declined on earnings guidance revisions below analyst estimates, negatively impacting the portfolio. Both holdings remain attractive across a number of metrics. An underweight position to social networking site Facebook, whose stock reached all-time highs, was detrimental. Despite this appreciation, the holding’s valuation insights continue to show weakness. A short position in solar power semiconductor manufacturer SunEdison, which benefited from several analyst upgrades based on a continued rise in solar power demand, also hurt results. We believe that the short position is justified given the company’s unappealing profile across valuation, quality, and growth measures.

Security selection in the consumer discretionary sector was likewise unfavorable to results. A number of specialty and internet retailers, in which the fund held long positions, declined during the period, weighing on the fund’s returns. These included casino game equipment maker International Game Technology, which fell on disappointing earnings stemming from declining slot machine sales. We ultimately exited our position in the holding. ReachLocal, an online marketing solutions vendor, also fell following lower-than-expected future revenue guidance, but the firm’s valuation and quality insights position it as an attractive holding.

Elsewhere in the fund, a short position in specialty pharmaceutical manufacturer Depomed, which reported strong results thanks to recent product rights acquisitions, diminished returns. Likewise, a long position in personal care products manufacturer Avon, which declined on shrinking sales volumes in North America and emerging markets countries, was another leading individual detractor.

A Look Ahead

Economic recovery in the U.S. appears to be progressing, albeit at a slower pace than during prior post-recessionary periods, and is expected to stay the course through the remainder of 2014. Recent indicators such as improvements in small business and consumer confidence point to a sustainable rebound, and economic growth is likely to further benefit from the recovering labor and housing markets. Though a continuation of political instability in non-U.S. markets as well as the potential for rising inflation and interest rates could lead to heightened market volatility, our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level in both the long and short portions of the portfolio. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. The portfolio’s current holdings exhibit the highest exposure to valuation and quality insights, followed closely by growth, and we maintain positive exposure to momentum (sentiment). The fund's largest overweights are in health care and industrials, while the underweights are led by the financials and consumer discretionary sectors.

6

Fund Characteristics

JUNE 30, 2014
Top Ten Long Holdings	% of net assets
Apple, Inc.	4.45%
Microsoft Corp.	3.78%
Verizon Communications, Inc.	2.59%
Google, Inc.(1)	2.23%
Oracle Corp.	2.05%
QUALCOMM, Inc.	1.99%
AbbVie, Inc.	1.62%
Boeing Co. (The)	1.61%
Schlumberger Ltd.	1.57%
United Parcel Service, Inc., Class B	1.40%
(1) Includes all classes of the issuer.

Top Five Short Holdings	% of net assets
LSB Industries, Inc.	(0.86)%
SunEdison, Inc.	(0.80)%
Rentech, Inc.	(0.78)%
William Lyon Homes, Class A	(0.76)%
Planet Payment, Inc.	(0.74)%

Types of Investments in Portfolio	% of net assets
Common Stocks	127.4%
Common Stocks Sold Short	(30.2)%
Temporary Cash Investments	1.5%
Other Assets and Liabilities	1.3%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2014 to June 30, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period(1) 1/1/14 – 6/30/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,075.90	$9.37	1.82%
Institutional Class	$1,000	$1,076.60	$8.34	1.62%
A Class	$1,000	$1,074.70	$10.65	2.07%
C Class	$1,000	$1,070.20	$14.47	2.82%
R Class	$1,000	$1,073.50	$11.93	2.32%
Hypothetical
Investor Class	$1,000	$1,015.77	$9.10	1.82%
Institutional Class	$1,000	$1,016.76	$8.10	1.62%
A Class	$1,000	$1,014.53	$10.34	2.07%
C Class	$1,000	$1,010.81	$14.06	2.82%
R Class	$1,000	$1,013.29	$11.58	2.32%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

JUNE 30, 2014

	Shares	Value
COMMON STOCKS — 127.4%
AEROSPACE AND DEFENSE — 4.7%
Boeing Co. (The)(1)	2,297	$292,247
Honeywell International, Inc.(1)	2,670	248,176
Lockheed Martin Corp.(1)	1,235	198,502
Moog, Inc., Class A(2)	1,077	78,503
United Technologies Corp.(1)	303	34,981
		852,409
AIR FREIGHT AND LOGISTICS — 1.4%
United Parcel Service, Inc., Class B(1)	2,470	253,570
AIRLINES — 1.2%
Delta Air Lines, Inc.(1)	1,736	67,218
Southwest Airlines Co.(1)	5,869	157,641
		224,859
AUTO COMPONENTS — 2.4%
Delphi Automotive plc(1)	2,393	164,495
Gentex Corp.(1)	3,487	101,437
Tenneco, Inc.(2)	142	9,329
Tower International, Inc.(1)(2)	4,429	163,164
		438,425
AUTOMOBILES — 0.2%
Harley-Davidson, Inc.	440	30,734
BEVERAGES — 1.8%
Coca-Cola Co. (The)(1)	2,851	120,768
Dr Pepper Snapple Group, Inc.	2,144	125,596
PepsiCo, Inc.(1)	977	87,285
		333,649
BIOTECHNOLOGY — 5.3%
Alexion Pharmaceuticals, Inc.(2)	315	49,219
Amgen, Inc.(1)	1,502	177,792
Arena Pharmaceuticals, Inc.(2)	7,366	43,165
Biogen Idec, Inc.(1)(2)	545	171,844
Celgene Corp.(1)(2)	1,496	128,477
Cytokinetics, Inc.(2)	3,218	15,382
Emergent Biosolutions, Inc.(1)(2)	1,451	32,589
Gilead Sciences, Inc.(1)(2)	2,109	174,857
Ligand Pharmaceuticals, Inc., Class B(2)	463	28,840
Myriad Genetics, Inc.(1)(2)	1,144	44,524
Regeneron Pharmaceuticals, Inc.(2)	31	8,757
SIGA Technologies, Inc.(2)	5,935	16,737
Threshold Pharmaceuticals, Inc.(1)(2)	7,263	28,761
United Therapeutics Corp.(1)(2)	500	44,245
		965,189

10

	Shares	Value
CAPITAL MARKETS — 2.3%
Affiliated Managers Group, Inc.(2)	344	$70,657
Financial Engines, Inc.	703	31,832
Franklin Resources, Inc.(1)	3,014	174,330
INTL FCStone, Inc.(2)	4,695	93,524
SEI Investments Co.(1)	462	15,140
Waddell & Reed Financial, Inc., Class A	651	40,746
		426,229
CHEMICALS — 5.8%
Chase Corp.(1)	3,915	133,658
Dow Chemical Co. (The)(1)	3,082	158,600
Eastman Chemical Co.(1)	1,779	155,396
FutureFuel Corp.	1,930	32,019
LyondellBasell Industries NV, Class A(1)	242	23,631
NewMarket Corp.	148	58,032
Penford Corp.(2)	1,555	19,951
PPG Industries, Inc.(1)	854	179,468
Quaker Chemical Corp.	608	46,688
Scotts Miracle-Gro Co. (The), Class A(1)	2,192	124,637
Sigma-Aldrich Corp.(1)	1,253	127,154
		1,059,234
COMMERCIAL SERVICES AND SUPPLIES — 1.1%
Deluxe Corp.(1)	961	56,295
Performant Financial Corp.(1)(2)	6,198	62,600
RR Donnelley & Sons Co.(1)	3,462	58,716
Steelcase, Inc., Class A(1)	1,676	25,358
		202,969
COMMUNICATIONS EQUIPMENT — 3.3%
ARRIS Group, Inc.(1)(2)	491	15,972
Calix, Inc.(2)	3,336	27,288
Ciena Corp.(1)(2)	5,365	116,206
Harris Corp.(1)	309	23,407
Juniper Networks, Inc.(2)	2,306	56,589
QUALCOMM, Inc.(1)	4,568	361,786
		601,248
CONSTRUCTION AND ENGINEERING — 0.3%
AECOM Technology Corp.(1)(2)	1,843	59,345
CONSUMER FINANCE — 0.4%
American Express Co.(1)	182	17,266
World Acceptance Corp.(2)	730	55,451
		72,717
CONTAINERS AND PACKAGING — 1.2%
Avery Dennison Corp.	1,342	68,778
Ball Corp.	1,358	85,119
Packaging Corp. of America(1)	791	56,549
		210,446

11

	Shares	Value
DISTRIBUTORS — 0.5%
Core-Mark Holding Co., Inc.	1,024	$46,725
Weyco Group, Inc.	1,645	45,090
		91,815
DIVERSIFIED CONSUMER SERVICES — 0.9%
Capella Education Co.(1)	1,851	100,676
K12, Inc.(1)(2)	2,016	48,525
Strayer Education, Inc.(2)	408	21,424
		170,625
DIVERSIFIED FINANCIAL SERVICES — 1.4%
Moody's Corp.(1)	1,614	141,483
MSCI, Inc., Class A(1)(2)	2,494	114,350
		255,833
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.9%
Inteliquent, Inc.(1)	3,661	50,778
Verizon Communications, Inc.(1)	9,613	470,364
		521,142
ELECTRICAL EQUIPMENT — 2.2%
Emerson Electric Co.(1)	2,693	178,707
Rockwell Automation, Inc.(1)	1,243	155,574
Thermon Group Holdings, Inc.(2)	2,411	63,458
		397,739
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.2%
Coherent, Inc.(2)	250	16,543
Zebra Technologies Corp., Class A(2)	272	22,391
		38,934
ENERGY EQUIPMENT AND SERVICES — 3.5%
Baker Hughes, Inc.(1)	2,105	156,717
ION Geophysical Corp.(2)	9,614	40,571
Newpark Resources, Inc.(2)	851	10,604
RPC, Inc.(1)	6,166	144,839
Schlumberger Ltd.(1)	2,412	284,495
		637,226
FOOD AND STAPLES RETAILING — 2.2%
Rite Aid Corp.(1)(2)	19,299	138,374
Wal-Mart Stores, Inc.(1)	160	12,011
Walgreen Co.(1)	3,250	240,923
		391,308
FOOD PRODUCTS — 3.8%
Archer-Daniels-Midland Co.(1)	3,037	133,962
Kellogg Co.(1)	2,409	158,271
Keurig Green Mountain, Inc.(1)	956	119,127
Pilgrim's Pride Corp.(1)(2)	4,140	113,270
Sanderson Farms, Inc.(1)	1,662	161,547
		686,177

12

	Shares	Value
HEALTH CARE EQUIPMENT AND SUPPLIES — 4.9%
Align Technology, Inc.(2)	359	$20,118
Analogic Corp.(1)	1,353	105,859
Becton Dickinson and Co.(1)	1,234	145,982
C.R. Bard, Inc.	339	48,480
DexCom, Inc.(2)	637	25,264
Medical Action Industries, Inc.(1)(2)	9,627	132,179
St. Jude Medical, Inc.(1)	2,137	147,987
Stryker Corp.(1)	1,757	148,150
Thoratec Corp.(1)(2)	2,087	72,753
Zimmer Holdings, Inc.(1)	340	35,312
		882,084
HEALTH CARE PROVIDERS AND SERVICES — 1.2%
Express Scripts Holding Co.(1)(2)	2,896	200,780
Mednax, Inc.(2)	207	12,037
		212,817
HEALTH CARE TECHNOLOGY — 1.1%
MedAssets, Inc.(2)	1,231	28,116
Merge Healthcare, Inc.(1)(2)	37,931	86,104
Omnicell, Inc.(1)(2)	2,858	82,053
		196,273
HOTELS, RESTAURANTS AND LEISURE — 3.3%
Bally Technologies, Inc.(1)(2)	1,592	104,626
Denny's Corp.(2)	4,102	26,745
Einstein Noah Restaurant Group, Inc.(1)	8,494	136,414
Las Vegas Sands Corp.	1,243	94,741
McDonald's Corp.(1)	428	43,117
Multimedia Games Holding Co., Inc.(1)(2)	2,375	70,395
Ruth's Hospitality Group, Inc.	3,407	42,076
Wyndham Worldwide Corp.	1,165	88,214
		606,328
HOUSEHOLD DURABLES — 1.7%
iRobot Corp.(1)(2)	2,367	96,929
Libbey, Inc.(2)	388	10,336
PulteGroup, Inc.(1)	3,595	72,475
Universal Electronics, Inc.(2)	389	19,014
Whirlpool Corp.(1)	785	109,288
		308,042
HOUSEHOLD PRODUCTS — 1.0%
Kimberly-Clark Corp.(1)	1,695	188,518
INDUSTRIAL CONGLOMERATES — 1.8%
3M Co.(1)	1,379	197,528
Danaher Corp.(1)	1,529	120,378
		317,906

13

	Shares	Value
INSURANCE — 1.6%
Amtrust Financial Services, Inc.(1)	1,680	$70,241
Hallmark Financial Services(1)(2)	10,103	108,607
Infinity Property & Casualty Corp.(1)	1,233	82,895
Travelers Cos., Inc. (The)(1)	285	26,810
Universal Insurance Holdings, Inc.(1)	663	8,599
		297,152
INTERNET AND CATALOG RETAIL — 2.7%
Amazon.com, Inc.(1)(2)	453	147,125
Expedia, Inc.(1)	1,249	98,371
HomeAway, Inc.(1)(2)	1,375	47,878
HSN, Inc.(1)	2,057	121,857
Orbitz Worldwide, Inc.(1)(2)	6,434	57,263
Overstock.com, Inc.(1)(2)	1,359	21,431
		493,925
INTERNET SOFTWARE AND SERVICES — 5.4%
Carbonite, Inc.(1)(2)	1,376	16,471
Conversant, Inc.(2)	504	12,801
eBay, Inc.(1)(2)	3,716	186,023
Facebook, Inc., Class A(1)(2)	3,483	234,371
Google, Inc., Class A(1)(2)	530	309,875
Google, Inc., Class C(1)(2)	165	94,921
Web.com Group, Inc.(2)	1,200	34,644
XO Group, Inc.(1)(2)	7,154	87,422
		976,528
IT SERVICES — 4.6%
Accenture plc, Class A(1)	518	41,875
CSG Systems International, Inc.(1)	3,129	81,698
Euronet Worldwide, Inc.(2)	221	10,661
International Business Machines Corp.(1)	1,136	205,923
Jack Henry & Associates, Inc.(1)	2,315	137,580
Lionbridge Technologies, Inc.(2)	4,386	26,053
MasterCard, Inc., Class A(1)	295	21,674
MoneyGram International, Inc.(1)(2)	9,705	142,955
NeuStar, Inc., Class A(1)(2)	1,031	26,826
Teradata Corp.(2)	2,139	85,988
Visa, Inc., Class A(1)	254	53,520
		834,753
LEISURE PRODUCTS — 1.3%
Arctic Cat, Inc.(1)	1,639	64,609
Brunswick Corp.	800	33,704
Hasbro, Inc.(1)	2,189	116,127
Sturm Ruger & Co., Inc.	271	15,992
		230,432
LIFE SCIENCES TOOLS AND SERVICES — 0.2%
Charles River Laboratories International, Inc.(2)	821	43,940

14

	Shares	Value
MACHINERY — 4.8%
Altra Industrial Motion Corp.(1)	1,268	$46,143
Caterpillar, Inc.(1)	1,413	153,551
CIRCOR International, Inc.	1,036	79,907
Dover Corp.(1)	1,502	136,607
Hyster-Yale Materials Handling, Inc.	962	85,175
IDEX Corp.(1)	1,386	111,906
Snap-On, Inc.(1)	1,169	138,550
Wabash National Corp.(2)	5,569	79,358
WABCO Holdings, Inc.(1)(2)	436	46,573
		877,770
MARINE — 0.7%
Matson, Inc.(1)	4,725	126,819
MEDIA — 3.4%
Comcast Corp., Class A(1)	1,630	87,498
Cumulus Media, Inc., Class A(1)(2)	15,099	99,503
DIRECTV(2)	404	34,344
ReachLocal, Inc.(1)(2)	12,025	84,536
Regal Entertainment Group, Class A(1)	4,874	102,842
Saga Communications, Inc., Class A	914	39,046
Viacom, Inc., Class B(1)	1,506	130,615
Walt Disney Co. (The)	410	35,153
		613,537
METALS AND MINING — 0.5%
Compass Minerals International, Inc.	960	91,910
MULTILINE RETAIL — 0.6%
Macy's, Inc.(1)	2,034	118,013
OIL, GAS AND CONSUMABLE FUELS — 2.7%
EOG Resources, Inc.	1,830	213,854
Kosmos Energy Ltd.(2)	8,665	97,308
Panhandle Oil and Gas, Inc., Class A(1)	2,407	134,864
REX American Resources Corp.(2)	623	45,672
		491,698
PAPER AND FOREST PRODUCTS — 0.5%
International Paper Co.	268	13,526
Schweitzer-Mauduit International, Inc.(1)	1,708	74,571
		88,097
PERSONAL PRODUCTS — 1.0%
Avon Products, Inc.(1)	5,133	74,993
Medifast, Inc.(1)(2)	2,218	67,450
USANA Health Sciences, Inc.(1)(2)	515	40,242
		182,685
PHARMACEUTICALS — 4.3%
AbbVie, Inc.(1)	5,208	293,940
Bristol-Myers Squibb Co.(1)	1,243	60,298

15

	Shares	Value
Eli Lilly & Co.(1)	2,602	$161,766
Johnson & Johnson(1)	1,893	198,046
Salix Pharmaceuticals Ltd.(1)(2)	504	62,168
		776,218
PROFESSIONAL SERVICES — 0.8%
Huron Consulting Group, Inc.(2)	960	67,987
RPX Corp.(1)(2)	4,844	85,981
		153,968
REAL ESTATE MANAGEMENT AND DEVELOPMENT — 0.3%
CBRE Group, Inc.(2)	1,448	46,394
ROAD AND RAIL — 0.6%
Quality Distribution, Inc.(1)(2)	6,342	94,242
Union Pacific Corp.(1)	140	13,965
		108,207
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 4.2%
Applied Micro Circuits Corp.(2)	2,651	28,657
Broadcom Corp., Class A(1)	4,487	166,557
Cabot Microelectronics Corp.(2)	466	20,807
Intel Corp.(1)	5,458	168,652
MaxLinear, Inc., Class A(1)(2)	9,349	94,144
Microsemi Corp.(2)	735	19,669
Semtech Corp.(2)	508	13,284
Skyworks Solutions, Inc.(1)	484	22,729
Texas Instruments, Inc.(1)	4,273	204,207
Xilinx, Inc.	618	29,238
		767,944
SOFTWARE — 9.2%
Cadence Design Systems, Inc.(1)(2)	5,191	90,791
Callidus Software, Inc.(2)	1,738	20,752
EnerNOC, Inc.(2)	1,610	30,509
Gigamon, Inc.(2)	2,630	50,338
Intuit, Inc.(1)	1,841	148,256
Microsoft Corp.(1)	16,468	686,716
NetScout Systems, Inc.(2)	440	19,510
Oracle Corp.(1)	9,201	372,916
PTC, Inc.(2)	681	26,423
Symantec Corp.(1)	6,925	158,582
VMware, Inc., Class A(1)(2)	625	60,506
		1,665,299
SPECIALTY RETAIL — 4.7%
AutoZone, Inc.(2)	42	22,522
Barnes & Noble, Inc.(2)	5,117	116,616
Best Buy Co., Inc.(1)	3,372	104,566
Brown Shoe Co., Inc.(1)	3,757	107,488
Gap, Inc. (The)(1)	2,444	101,597
Haverty Furniture Cos., Inc.	811	20,380
Home Depot, Inc. (The)(1)	735	59,506
16

	Shares	Value
Kirkland's, Inc.(2)	1,927	$35,746
Lowe's Cos., Inc.(1)	3,990	191,480
PetSmart, Inc.(1)	1,206	72,119
Urban Outfitters, Inc.(2)	412	13,950
		845,970
TECHNOLOGY HARDWARE, STORAGE AND PERIPHERALS — 7.2%
Apple, Inc.(1)	8,701	808,584
EMC Corp.(1)	6,382	168,102
NetApp, Inc.(1)	3,861	141,004
SanDisk Corp.(1)	1,769	184,736
		1,302,426
TEXTILES, APPAREL AND LUXURY GOODS — 1.4%
Deckers Outdoor Corp.(2)	768	66,302
Hanesbrands, Inc.(1)	1,732	170,498
Steven Madden Ltd.(1)(2)	294	10,084
		246,884
TOBACCO — 0.6%
Altria Group, Inc.(1)	267	11,198
Philip Morris International, Inc.(1)	1,161	97,884
		109,082
TRADING COMPANIES AND DISTRIBUTORS — 0.1%
Aceto Corp.	1,069	19,392
TOTAL COMMON STOCKS (Cost $19,171,038)		23,142,833
TEMPORARY CASH INVESTMENTS — 1.5%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.75% - 0.875%, 1/31/18 - 2/28/18, valued at $59,040), in a joint trading account at 0.05%, dated 6/30/14, due 7/1/14 (Delivery value $57,852)		57,852
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.75%, 5/15/23, valued at $23,624), in a joint trading account at 0.01%, dated 6/30/14, due 7/1/14 (Delivery value $23,141)		23,141
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 3.125%, 11/15/41, valued at $47,213), in a joint trading account at 0.03%, dated 6/30/14, due 7/1/14 (Delivery value $46,282)		46,282
SSgA U.S. Government Money Market Fund, Class N	137,483	137,483
TOTAL TEMPORARY CASH INVESTMENTS (Cost $264,758)		264,758
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 128.9% (Cost $19,435,796)		23,407,591
COMMON STOCKS SOLD SHORT — (30.2)%
AEROSPACE AND DEFENSE — (0.7)%
Innovative Solutions & Support, Inc.	(12,034)	(89,533)
LMI Aerospace, Inc.	(2,443)	(31,954)
		(121,487)
AIR FREIGHT AND LOGISTICS — (0.3)%
UTi Worldwide, Inc.	(4,978)	(51,473)
BIOTECHNOLOGY — (0.1)%
Infinity Pharmaceuticals, Inc.	(1,057)	(13,466)

17

	Shares	Value
CAPITAL MARKETS — (0.7)%
ICG Group, Inc.	(5,666)	$(118,306)
CHEMICALS — (1.9)%
Chemtura Corp.	(2,146)	(56,075)
LSB Industries, Inc.	(3,728)	(155,346)
Rentech, Inc.	(54,646)	(141,533)
		(352,954)
COMMERCIAL SERVICES AND SUPPLIES — (1.2)%
InnerWorkings, Inc.	(12,799)	(108,792)
Interface, Inc.	(5,730)	(107,953)
		(216,745)
COMMUNICATIONS EQUIPMENT — (0.8)%
Procera Networks, Inc.	(8,928)	(90,083)
ViaSat, Inc.	(961)	(55,700)
		(145,783)
CONSTRUCTION AND ENGINEERING — (0.1)%
Furmanite Corp.	(795)	(9,254)
Sterling Construction Co., Inc.	(1,619)	(15,186)
		(24,440)
CONTAINERS AND PACKAGING — (0.3)%
AEP Industries, Inc.	(1,733)	(60,430)
DIVERSIFIED TELECOMMUNICATION SERVICES — (0.2)%
Cincinnati Bell, Inc.	(9,250)	(36,352)
ELECTRICAL EQUIPMENT — (0.8)%
Franklin Electric Co., Inc.	(1,520)	(61,302)
PowerSecure International, Inc.	(9,472)	(92,257)
		(153,559)
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — (0.2)%
Badger Meter, Inc.	(734)	(38,645)
FOOD AND STAPLES RETAILING — (0.2)%
Chefs' Warehouse, Inc. (The)	(2,213)	(43,751)
FOOD PRODUCTS — (0.3)%
Inventure Foods, Inc.	(672)	(7,573)
Lifeway Foods, Inc.	(3,799)	(53,110)
		(60,683)
GAS UTILITIES — (0.7)%
South Jersey Industries, Inc.	(1,988)	(120,095)
HEALTH CARE EQUIPMENT AND SUPPLIES — (0.5)%
NxStage Medical, Inc.	(4,804)	(69,033)
Spectranetics Corp. (The)	(520)	(11,898)
Volcano Corp.	(649)	(11,429)
		(92,360)
HEALTH CARE PROVIDERS AND SERVICES — (0.7)%
Acadia Healthcare Co., Inc.	(480)	(21,840)
Air Methods Corp.	(1,155)	(59,656)

18

	Shares	Value
BioScrip, Inc.	(5,450)	$(45,453)
		(126,949)
HOTELS, RESTAURANTS AND LEISURE — (0.9)%
BJ's Restaurants, Inc.	(1,300)	(45,383)
Diversified Restaurant Holdings, Inc.	(22,523)	(107,435)
Nathan's Famous, Inc.	(198)	(10,729)
		(163,547)
HOUSEHOLD DURABLES — (2.3)%
Beazer Homes USA, Inc.	(1,503)	(31,533)
KB Home	(5,423)	(101,301)
M.D.C. Holdings, Inc.	(1,961)	(59,399)
Tempur Sealy International, Inc.	(196)	(11,701)
WCI Communities, Inc.	(4,204)	(81,179)
William Lyon Homes, Class A	(4,538)	(138,137)
		(423,250)
INSURANCE — (0.4)%
Ambac Financial Group, Inc.	(2,374)	(64,834)
INTERNET SOFTWARE AND SERVICES — (0.6)%
E2open, Inc.	(597)	(12,340)
WebMD Health Corp.	(2,001)	(96,648)
		(108,988)
IT SERVICES — (1.2)%
Planet Payment, Inc.	(47,609)	(135,209)
WEX, Inc.	(779)	(81,772)
		(216,981)
LIFE SCIENCES TOOLS AND SERVICES — (0.3)%
Cambrex Corp.	(837)	(17,326)
Harvard Bioscience, Inc.	(8,919)	(40,581)
		(57,907)
MACHINERY — (1.1)%
Chart Industries, Inc.	(1,066)	(88,201)
EnPro Industries, Inc.	(177)	(12,949)
RBC Bearings, Inc.	(1,473)	(94,346)
		(195,496)
MEDIA — (0.7)%
Loral Space & Communications, Inc.	(926)	(67,311)
Nexstar Broadcasting Group, Inc., Class A	(983)	(50,733)
		(118,044)
METALS AND MINING — (1.7)%
Hecla Mining Co.	(38,356)	(132,328)
Royal Gold, Inc.	(685)	(52,143)
Tahoe Resources, Inc.	(4,871)	(127,620)
		(312,091)
MULTILINE RETAIL — (0.5)%
Gordmans Stores, Inc.	(19,244)	(82,749)

19

	Shares	Value
OIL, GAS AND CONSUMABLE FUELS — (0.9)%
Delek US Holdings, Inc.	(1,406)	$(39,692)
Gastar Exploration, Inc.	(1,313)	(11,436)
SemGroup Corp., Class A	(1,032)	(81,373)
Synergy Resources Corp.	(2,325)	(30,806)
		(163,307)
PAPER AND FOREST PRODUCTS — (0.5)%
Deltic Timber Corp.	(1,490)	(90,026)
PERSONAL PRODUCTS — (0.2)%
Elizabeth Arden, Inc.	(1,554)	(33,287)
PHARMACEUTICALS — (0.4)%
Auxilium Pharmaceuticals, Inc.	(1,133)	(22,728)
Depomed, Inc.	(829)	(11,523)
Pacira Pharmaceuticals, Inc.	(360)	(33,070)
Repros Therapeutics, Inc.	(681)	(11,781)
		(79,102)
REAL ESTATE INVESTMENT TRUSTS (REITs) — (0.3)%
Plum Creek Timber Co., Inc.	(1,125)	(50,737)
REAL ESTATE MANAGEMENT AND DEVELOPMENT — (1.8)%
Forestar Group, Inc.	(6,506)	(124,200)
Kennedy-Wilson Holdings, Inc.	(3,182)	(85,341)
Tejon Ranch Co.	(3,420)	(110,090)
		(319,631)
ROAD AND RAIL — (0.5)%
Heartland Express, Inc.	(4,031)	(86,021)
Roadrunner Transportation Systems, Inc.	(317)	(8,908)
		(94,929)
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — (1.4)%
SunEdison, Inc.	(6,467)	(146,154)
Ultratech, Inc.	(5,096)	(113,029)
		(259,183)
SOFTWARE — (1.2)%
Epiq Systems, Inc.	(7,945)	(111,627)
ePlus, Inc.	(731)	(42,544)
Rally Software Development Corp.	(1,047)	(11,402)
Solera Holdings, Inc.	(750)	(50,363)
		(215,936)
SPECIALTY RETAIL — (1.8)%
America's Car-Mart, Inc.	(330)	(13,052)
American Eagle Outfitters, Inc.	(1,644)	(18,446)
Asbury Automotive Group, Inc.	(538)	(36,982)
CarMax, Inc.	(904)	(47,017)
Conn's, Inc.	(1,296)	(64,009)
Lithia Motors, Inc., Class A	(178)	(16,745)
Signet Jewelers Ltd.	(1,216)	(134,477)
		(330,728)

20

	Shares	Value
TECHNOLOGY HARDWARE, STORAGE AND PERIPHERALS — (0.3)%
Silicon Graphics International Corp.	(4,583)	$(44,088)
Stratasys Ltd.	(111)	(12,613)
		(56,701)
TEXTILES, APPAREL AND LUXURY GOODS — (0.5)%
Oxford Industries, Inc.	(856)	(57,070)
Quiksilver, Inc.	(10,281)	(36,806)
		(93,876)
TRADING COMPANIES AND DISTRIBUTORS — (1.0)%
Aircastle Ltd.	(3,234)	(57,468)
H&E Equipment Services, Inc.	(3,361)	(122,139)
		(179,607)
TOTAL COMMON STOCKS SOLD SHORT — (30.2)% (Proceeds $5,078,633)		(5,488,415)
OTHER ASSETS AND LIABILITIES — 1.3%		244,233
TOTAL NET ASSETS — 100.0%		$18,163,409

NOTES TO SCHEDULE OF INVESTMENTS

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on securities sold short. At the period end, the aggregate value of securities pledged was $16,290,128.

(2)	Non-income producing.

See Notes to Financial Statements.

21

Statement of Assets and Liabilities

JUNE 30, 2014
Assets
Investment securities, at value (cost of $19,435,796)	$23,407,591
Deposits with broker for securities sold short	226,885
Receivable for capital shares sold	27,911
Dividends and interest receivable	15,297
23,677,684

Liabilities
Securities sold short, at value (proceeds of $5,078,633)	5,488,415
Payable for capital shares redeemed	2,103
Accrued management fees	21,078
Distribution and service fees payable	1,026
Dividend expense payable on securities sold short	1,653
5,514,275

Net Assets	$18,163,409

Net Assets Consist of:
Capital (par value and paid-in surplus)	$13,687,581
Undistributed net investment income	1,171
Undistributed net realized gain	912,644
Net unrealized appreciation	3,562,013
$18,163,409

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$15,188,443	948,203	$16.02
Institutional Class, $0.01 Par Value	$503,421	31,398	$16.03
A Class, $0.01 Par Value	$1,251,945	78,410	$15.97*
C Class, $0.01 Par Value	$699,099	44,498	$15.71
R Class, $0.01 Par Value	$520,501	32,719	$15.91
*Maximum offering price $16.94 (net asset value divided by 0.9425).

See Notes to Financial Statements.

22

Statement of Operations

YEAR ENDED JUNE 30, 2014
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $11)	$292,702
Interest	100
292,802

Expenses:
Dividend expense on securities sold short	23,913
Broker fees and charges on securities sold short	28,449
Management fees	212,861
Distribution and service fees:
A Class	2,362
C Class	5,935
R Class	2,297
Directors' fees and expenses	873
Other expenses	279
276,969

Net investment income (loss)	15,833

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	2,054,190
Securities sold short transactions	(726,238)
1,327,952

Change in net unrealized appreciation (depreciation) on:
Investments	2,424,810
Securities sold short	(106,040)
2,318,770

Net realized and unrealized gain (loss)	3,646,722

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,662,555

See Notes to Financial Statements.

23

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2014 AND JUNE 30, 2013
Increase (Decrease) in Net Assets	June 30, 2014	June 30, 2013
Operations
Net investment income (loss)	$15,833	$22,504
Net realized gain (loss)	1,327,952	89,920
Change in net unrealized appreciation (depreciation)	2,318,770	1,052,077
Net increase (decrease) in net assets resulting from operations	3,662,555	1,164,501

Distributions to Shareholders
From net investment income:
Investor Class	(9,913)	(14,266)
Institutional Class	(1,286)	(2,608)
A Class	—	(1,698)
R Class	—	(253)
From net realized gains:
Investor Class	(331,823)	—
Institutional Class	(12,402)	—
A Class	(25,398)	—
C Class	(16,154)	—
R Class	(12,826)	—
Decrease in net assets from distributions	(409,802)	(18,825)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	4,419,523	5,545,799

Net increase (decrease) in net assets	7,672,276	6,691,475

Net Assets
Beginning of period	10,491,133	3,799,658
End of period	$18,163,409	$10,491,133

Undistributed net investment income	$1,171	$—

See Notes to Financial Statements.

24

Statement of Cash Flows

YEAR ENDED JUNE 30, 2014
Cash Flows From (Used In) Operating Activities
Net increase (decrease) in net assets resulting from operations	$3,662,555
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash from (used in) operating activities:
Purchases of investment securities	(17,058,413)
Proceeds from investments sold	11,889,020
Purchases to cover securities sold short	(4,833,112)
Proceeds from securities sold short	6,370,561
(Increase) decrease in short-term investments	(63,996)
(Increase) decrease in deposits with broker for securities sold short	(141,273)
(Increase) decrease in receivable for investments sold	582,991
(Increase) decrease in dividends and interest receivable	(7,100)
Increase (decrease) in payable for investments purchased	(759,043)
Increase (decrease) in accrued management fees	8,692
Increase (decrease) in distribution and service fees payable	339
Increase (decrease) in dividend expense payable on securities sold short	1,359
Increase (decrease) in broker fees and charges payable on securities sold short	(72)
Change in net unrealized (appreciation) depreciation on investments	(2,424,810)
Net realized (gain) loss on investment transactions	(2,054,190)
Change in net unrealized (appreciation) depreciation on securities sold short	106,040
Net realized (gain) loss on securities sold short transactions	726,238
Net cash from (used in) operating activities	(3,994,214)

Cash Flows From (Used In) Financing Activities
Proceeds from shares sold	9,607,418
Payments for shares redeemed	(5,608,342)
Distributions paid, net of reinvestments	(4,862)
Net cash from (used in) financing activities	3,994,214

Net Increase (Decrease) In Cash	—
Cash at beginning of period	—
Cash at end of period	—

Supplemental disclosure of cash flow information:
Non cash financing activities not included herein consist of all reinvestment of distributions of $404,940.

See Notes to Financial Statements.

25

Notes to Financial Statements

JUNE 30, 2014

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Disciplined Growth Plus Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a

26

security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities Sold Short — The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges to the broker on the assets borrowed for securities sold short. These fees are calculated daily based upon the value of each security sold short and a rate that is dependent on the availability of such security.  Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and short sales. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and short sales.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination

27

and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Statement of Cash Flows — The beginning of period and end of period cash in the Statement of Cash Flows is the amount of domestic and foreign currency included in the fund's Statement of Assets and Liabilities and represents the cash on hand at the custodian bank and does not include any short-term investments or deposits with brokers for securities sold short.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM owns 11% of the shares of the fund.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, expenses on securities sold short, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 1.1180% to 1.3000%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended June 30, 2014 was 1.45% for the Investor Class, A Class, C Class and R Class and 1.25% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2014 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended June 30, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

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4. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the year ended June 30, 2014 were $21,841,954 and $18,213,097, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2014		Year ended June 30, 2013
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	10,000,000		10,000,000
Sold	631,052	$9,140,599	646,550	$7,547,211
Issued in reinvestment of distributions	23,160	336,874	1,222	13,632
Redeemed	(385,706)	(5,592,567)	(175,129)	(2,103,544)
	268,506	3,884,906	472,643	5,457,299
Institutional Class/Shares Authorized	10,000,000		10,000,000
Sold	222	2,976	–	–
Issued in reinvestment of distributions	939	13,688	234	2,608
Redeemed	(44)	(700)	–	–
	1,117	15,964	234	2,608
A Class/Shares Authorized	10,000,000		10,000,000
Sold	25,900	379,280	9,549	116,097
Issued in reinvestment of distributions	1,752	25,398	152	1,698
Redeemed	(998)	(14,611)	(10,244)	(116,000)
	26,654	390,067	(543)	1,795
C Class/Shares Authorized	10,000,000		10,000,000
Sold	5,530	78,582	7,614	86,275
Issued in reinvestment of distributions	1,127	16,154	–	–
Redeemed	(47)	(697)	(440)	(5,303)
	6,610	94,039	7,174	80,972
R Class/Shares Authorized	10,000,000		10,000,000
Sold	1,528	21,908	244	2,872
Issued in reinvestment of distributions	886	12,826	23	253
Redeemed	(12)	(187)	–	–
	2,402	34,547	267	3,125
Net increase (decrease)	305,289	$4,419,523	479,775	$5,545,799

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$23,142,833	—	—
Temporary Cash Investments	137,483	$127,275	—
	$23,280,316	$127,275	—

Liabilities
Securities Sold Short
Common Stocks	$(5,488,415)	—	—

7. Risk Factors

The fund's investment strategy utilizes leverage, which can increase market exposure and subject the fund to greater risk and higher volatility.

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

If the fund is overweighted in a stock or sector, any negative development related to that stock or sector will have a greater impact on the fund than other funds that are not overweighted in that stock or sector.

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2014 and June 30, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$84,724	$16,263
Long-term capital gains	$325,078	$2,562

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$19,439,920
Gross tax appreciation of investments	$4,298,110
Gross tax depreciation of investments	(330,439)
Net tax appreciation (depreciation) of investments	3,967,671
Net tax appreciation (depreciation) on securities sold short	(413,221)
Net tax appreciation (depreciation)	$3,554,450
Undistributed ordinary income	$119,665
Accumulated long-term gains	$801,713

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$12.65	0.03	3.76	3.79	(0.01)	(0.41)	(0.42)	$16.02	30.29%	1.81%	1.46%	0.17%	96%	$15,188
2013	$10.86	0.04	1.81	1.85	(0.06)	—	(0.06)	$12.65	17.15%	1.87%	1.46%	0.42%	100%	$8,597
2012(3)	$10.00	(0.03)	0.90	0.87	(0.01)	—	(0.01)	$10.86	8.73%	2.48%(4)	1.47%(4)	(0.38)%(4)	89%	$2,249
Institutional Class
2014	$12.66	0.05	3.77	3.82	(0.04)	(0.41)	(0.45)	$16.03	30.52%	1.61%	1.26%	0.37%	96%	$503
2013	$10.87	0.09	1.79	1.88	(0.09)	—	(0.09)	$12.66	17.37%	1.67%	1.26%	0.62%	100%	$383
2012(3)	$10.00	(0.01)	0.90	0.89	(0.02)	—	(0.02)	$10.87	8.87%	2.28%(4)	1.27%(4)	(0.18)%(4)	89%	$327
A Class
2014	$12.63	(0.01)	3.76	3.75	—	(0.41)	(0.41)	$15.97	29.99%	2.06%	1.71%	(0.08)%	96%	$1,252
2013	$10.85	0.04	1.78	1.82	(0.04)	—	(0.04)	$12.63	16.79%	2.12%	1.71%	0.17%	100%	$654
2012(3)	$10.00	(0.05)	0.91	0.86	(0.01)	—	(0.01)	$10.85	8.59%	2.73%(4)	1.72%(4)	(0.63)%(4)	89%	$567
C Class
2014	$12.53	(0.12)	3.71	3.59	—	(0.41)	(0.41)	$15.71	28.94%	2.81%	2.46%	(0.83)%	96%	$699
2013	$10.80	(0.05)	1.78	1.73	—	—	—	$12.53	16.02%	2.87%	2.46%	(0.58)%	100%	$475
2012(3)	$10.00	(0.09)	0.89	0.80	—	—	—	$10.80	8.00%	3.48%(4)	2.47%(4)	(1.38)%(4)	89%	$332

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For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2014	$12.62	(0.05)	3.75	3.70	—	(0.41)	(0.41)	$15.91	29.61%	2.31%	1.96%	(0.33)%	96%	$521
2013	$10.83	0.01	1.79	1.80	(0.01)	—	(0.01)	$12.62	16.62%	2.37%	1.96%	(0.08)%	100%	$382
2012(3)	$10.00	(0.06)	0.89	0.83	—(5)	—	—(5)	$10.83	8.34%	2.98%(4)	1.97%(4)	(0.88)%(4)	89%	$326

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	October 31, 2011 (fund inception) through June 30, 2012.

(4)	Annualized.

(5)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Disciplined Growth Plus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Disciplined Growth Plus Fund (one of the fifteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2014

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Management

Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

34

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes(1) (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	None
(1)  Myron S. Scholes resigned as director effective July 31, 2014.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

36

Approval of Management Agreement

At a meeting held on June 13, 2014, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees (the “Directors”), including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed

37

different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency

38

and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The unified fee charged to shareholders of the Fund was at the median of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

39

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

40

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

41

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2014.

For corporate taxpayers, the fund hereby designates $84,724, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2014 as qualified for the corporate dividends received deduction.

The fund hereby designates $88,796 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

The fund hereby designates $403,199, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended June 30, 2014.

The fund utilized earnings and profits of $94,376 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

42

Notes

43

Notes

44

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-82892 1408

ANNUAL REPORT	JUNE 30, 2014

Emerging Markets Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the eight months from the fund’s inception on October 31, 2013, to June 30, 2014. It provides our macro overview of the period (below), followed by fund performance, portfolio manager commentary, a schedule of fund investments, and other financial information.

For additional commentary and updated information on fund performance, key factors that affected asset returns, and other insights regarding the investment markets, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Emerging Markets Value Stocks Lagged

Generally favorable conditions—particularly in the form of aggressive monetary stimulus by central banks, low inflation, and low costs of capital—combined with expectations for improving economic conditions as 2014 progresses, produced generally positive investment performance across most broad asset classes during the eight-month reporting period. In the U.S., the S&P 500® Index gained 13.20% and the Barclays U.S. Aggregate Bond Index advanced 2.95%. In non-U.S. developed markets, the MSCI EAFE Index gained 7.16%, while the Barclays Global Treasury ex-U.S. Bond Index advanced 3.39%.

However, emerging markets (EM) equity indices lagged other equity categories, and EM value stocks lagged in particular. The MSCI Emerging Markets Index gained 3.07% during the reporting period, while the MSCI Emerging Markets Value Index advanced 2.48%. While supported by the broader equity market rallies, EM stocks were negatively affected by the U.S. Federal Reserve’s decision to taper its monthly bond buying program (expected to lead to higher U.S. interest rates, drawing capital away from typically higher-yielding EM investments) and by geopolitical uncertainties and conflicts in several regions.

Looking ahead, we still see signs of potential global economic improvement in the second half of 2014 as central banks continue to provide extraordinary levels of monetary stimulus, but headwinds persist and geopolitical tensions remain a wildcard. Inflation pressures are starting to build in the U.S., interest rates could rise, and geopolitics could disrupt oil trading and other markets. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2014
	Ticker Symbol	Since Inception(1)	Inception Date
Investor Class(2)	AEVVX	0.40%	10/31/13
MSCI Emerging Markets Value Index	—	2.48%	—
MSCI Emerging Markets Index	—	3.07%	—
Institutional Class(2)	AEVNX	0.60%	10/31/13
A Class(2)	AEVLX		10/31/13
No sales charge*		0.30%
With sales charge*		-5.47%
C Class(2)	AEVTX		10/31/13
No sales charge*		-0.20%
With sales charge*		-1.20%
R Class(2)	AEVRX	0.10%	10/31/13

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.

(2)	Returns would have been lower if a portion of the management fee had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.
Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

3

Growth of $10,000 Over Life of Class
$10,000 investment made October 31, 2013

Value on June 30, 2014
Investor Class — $10,040**

MSCI Emerging Markets Value Index — $10,248

MSCI Emerging Markets Index — $10,307

* From October 31, 2013, the Investor Class’s inception date. Not annualized.
**Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.53%	1.33%	1.78%	2.53%	2.03%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.
Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Portfolio Commentary

Portfolio Managers: Elizabeth Xie, Yulin Long, and Vinod Chandrashekaran

Performance Summary

Emerging Markets Value returned 0.40%* for the eight-month period ended June 30, 2014, compared with the 2.48% return of the fund’s benchmark, the MSCI Emerging Markets Value Index.

In a volatile year for emerging markets equities, Emerging Markets Value produced a slight gain, but underperformed the MSCI Emerging Markets Value Index. The fund’s stock selection process incorporates factors of valuation, quality, growth, and momentum (sentiment) while striving to minimize unintended risks along industries and other risk characteristics. The fund's insights of valuation and quality proved unsuccessful during the period, weighing on results. Momentum-based insights added value, but were unable to offset weakness in the other factors. Security selection was the primary factor behind the fund’s underperformance relative to the index, particularly in the financials and consumer discretionary sectors. Information technology and utilities holdings contributed to relative results. From a regional perspective, India-based holdings were leading detractors while stock selection in Taiwan and Turkey contributed to gains.

Financials Sector Leading Detractor

Security selection in the financials sector largely drove relative underperformance. Emerging market bank holdings declined during the first half of the period amid uncertainty surrounding the U.S. Federal Reserve’s tapering of quantitative easing, which led to excess volatility throughout the industry. In the fund, several South American banks were key detractors from returns. These included Brazil-based Banco do Estado do Rio Grande do Sul and Banco Santander Brasil, and Chile-based Banco de Chile. The fund subsequently exited its stake in Banco Santander Brasil.
Elsewhere in the sector, the fund’s overweight to the insurance industry, which underperformed the index, also weighed on results.

The consumer discretionary sector was another area of weakness. Stock selection in automobiles and overweight positioning in the textiles, apparel, and luxury goods industry, which declined, hurt the fund’s performance. Sector underperformers included Taiwan-based Pou Chen Corp., an original equipment manufacturer of athletic shoes for companies such as Nike, Adidas, and Reebok. The company’s stock fell in May when a Vietnamese subsidiary halted production amid anti-China protests.

Key individual holdings that diminished returns included Hanwha Corp., a Korea-based distributor of chemical products, whose stock declined over the course of the reporting period. The fund’s underweight position in Taiwan-based Hon Hai Precision Industry, a manufacturer of computers and consumer electronic products, also imparted a negative impact. The company’s stock strongly appreciated following an announcement of a merger agreement with Asia Pacific Telecom.

*All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized. Returns would have been lower if a portion of the management fee had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor
Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Information Technology and Utilities Sectors Main Relative Outperfomers

Prominent relative contribution to performance came from security selection among the fund’s information technology holdings. Successful stock picks in the computers and peripherals industry, as well as overweight positioning relative to the benchmark, added value. Leading outperformers here included Taiwan-based Catcher Technology Co., a manufacturer of casings and components for computer and consumer electronics products, whose stock rallied nearly 60% during the year. Overweight exposure to a number of Taiwan-based semiconductor manufacturers also proved beneficial. A portfolio-only position in Vanguard International Semiconductor bolstered the fund’s performance thanks to strong appreciation.

Positioning and security selection in the independent power and renewable electricity producers industry drove outperformance in the utilities sector. An overweight position to outperforming Brazil-based electricity provider Cia Energetica de Sao Paulo added to relative returns. Other main individual contributors included Turkey-based Eregli Demir ve Celik Fabrikalari, a manufacturer of iron and steel. The company’s share price rose nearly 45% on strong profit margin and operating cashflow expectations.

A Look Ahead

We believe that global economic growth will continue to progress, albeit at a slower pace than during prior post-recessionary periods, and we expect it to stay the course through the remainder of 2014. Likewise, we think that the strengthening recovery of developed markets is likely to positively impact emerging markets as well. Though a continuation of political instability in several emerging markets could lead to heightened levels of market volatility, our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks.

6

Fund Characteristics

JUNE 30, 2014
Top Ten Holdings	% of net assets
China Construction Bank Corp., H Shares	3.1%
iShares MSCI India ETF	3.0%
Sasol Ltd.	2.6%
Petroleo Brasileiro SA Preference Shares ADR	2.2%
Industrial & Commercial Bank of China Ltd., H Shares	2.2%
China Mobile Ltd.	2.1%
Gazprom OAO ADR	2.0%
Infosys Ltd. ADR	1.6%
Samsung Electronics Co. Ltd.	1.5%
Kia Motors Corp.	1.5%

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	93.6%
Exchange-Traded Funds	4.7%
Rights	—*
Total Equity Exposure	98.3%
Temporary Cash Investments	1.1%
Other Assets and Liabilities	0.6%
*Category is less than 0.05% of total net assets.

Investments by Country	% of net assets
China	17.3%
South Korea	14.9%
Brazil	11.2%
Taiwan	10.8%
South Africa	7.3%
Russia	5.3%
Mexico	4.1%
India	4.0%
Malaysia	3.2%
Indonesia	2.8%
Turkey	2.7%
Thailand	2.6%
Other Countries	7.4%
Exchange-Traded Funds	4.7%
Cash and Equivalents**	1.7%
**Includes temporary cash investments and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2014 to June 30, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period(1) 1/1/14 - 6/30/14	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,039.30	$7.38	1.46%
Investor Class (before waiver)	$1,000	$1,039.30(2)	$7.74	1.53%
Institutional Class (after waiver)	$1,000	$1,041.40	$6.38	1.26%
Institutional Class (before waiver)	$1,000	$1,041.40(2)	$6.73	1.33%
A Class (after waiver)	$1,000	$1,038.30	$8.64	1.71%
A Class (before waiver)	$1,000	$1,038.30(2)	$9.00	1.78%
C Class (after waiver)	$1,000	$1,035.30	$12.41	2.46%
C Class (before waiver)	$1,000	$1,035.30(2)	$12.77	2.53%
R Class (after waiver)	$1,000	$1,037.30	$9.90	1.96%
R Class (before waiver)	$1,000	$1,037.30(2)	$10.25	2.03%
Hypothetical
Investor Class (after waiver)	$1,000	$1,017.56	$7.30	1.46%
Investor Class (before waiver)	$1,000	$1,017.21	$7.65	1.53%
Institutional Class (after waiver)	$1,000	$1,018.55	$6.31	1.26%
Institutional Class (before waiver)	$1,000	$1,018.20	$6.66	1.33%
A Class (after waiver)	$1,000	$1,016.32	$8.55	1.71%
A Class (before waiver)	$1,000	$1,015.97	$8.90	1.78%
C Class (after waiver)	$1,000	$1,012.60	$12.28	2.46%
C Class (before waiver)	$1,000	$1,012.25	$12.62	2.53%
R Class (after waiver)	$1,000	$1,015.08	$9.79	1.96%
R Class (before waiver)	$1,000	$1,014.73	$10.14	2.03%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

9

Schedule of Investments

JUNE 30, 2014

	Shares	Value
COMMON STOCKS — 93.6%
BRAZIL — 11.2%
AES Tiete SA Preference Shares	5,400	$47,658
Banco do Brasil SA	6,100	68,468
Banco do Estado do Rio Grande do Sul SA Preference Shares	7,300	35,517
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	700	32,431
Cia de Saneamento Basico do Estado de Sao Paulo ADR	2,000	21,440
Cia Energetica de Minas Gerais ADR	7,184	57,400
Cia Energetica de Sao Paulo Preference Shares	5,300	66,517
Cia Siderurgica Nacional SA ADR	2,600	11,076
Petroleo Brasileiro SA Preference Shares ADR	8,812	137,820
Porto Seguro SA	1,800	25,711
Souza Cruz SA	4,400	45,643
Telefonica Brasil SA ADR	500	10,255
Ultrapar Participacoes SA	800	18,907
Vale SA ADR	4,800	63,504
Via Varejo SA(1)	5,300	58,889
		701,236
CHILE — 1.8%
Banco de Chile	491,627	65,367
Banco de Credito e Inversiones	490	28,345
Corpbanca SA	1,668,036	20,601
		114,313
CHINA — 17.3%
Agricultural Bank of China Ltd., H Shares	164,000	72,368
Anhui Conch Cement Co. Ltd., H Shares	14,500	49,765
ANTA Sports Products Ltd.	14,000	22,254
Bank of China Ltd., H Shares	184,000	82,380
China BlueChemical Ltd., H Shares	102,000	55,669
China CITIC Bank Corp. Ltd., H Shares	28,000	16,980
China Construction Bank Corp., H Shares	253,000	191,291
China Merchants Bank Co. Ltd., H Shares	34,000	67,031
China Mobile Ltd.	13,500	130,987
China Petroleum & Chemical Corp., H Shares	28,000	26,698
CNOOC Ltd.	15,000	26,941
Country Garden Holdings Co.	26,000	10,332
GOME Electrical Appliances Holding Ltd.	111,000	18,189
Greentown China Holdings Ltd.	5,000	4,993
Haitian International Holdings Ltd.	8,000	18,683
Huaneng Power International, Inc., H Shares	34,000	38,385

10

	Shares	Value
Industrial & Commercial Bank of China Ltd., H Shares	217,000	$137,193
Jiangsu Expressway Co. Ltd., H Shares	16,000	18,931
PetroChina Co. Ltd., H Shares	12,000	15,158
Shanghai Electric Group Co. Ltd., H Shares	136,000	54,748
Shougang Fushan Resources Group Ltd.	50,000	10,258
SOHO China Ltd.	22,500	17,738
		1,086,972
COLOMBIA — 1.1%
Cemex Latam Holdings SA(1)	2,067	20,258
Interconexion Electrica SA ESP	9,846	48,128
		68,386
EGYPT — 0.7%
Commercial International Bank Egypt S.A.E.	8,906	44,716
GREECE — 0.9%
Alpha Bank AE(1)	48,263	44,939
Hellenic Telecommunications Organization SA(1)	1,006	14,877
		59,816
HUNGARY — 0.3%
MOL Hungarian Oil & Gas plc	351	18,778
INDIA — 4.0%
HDFC Bank Ltd. ADR	1,300	60,866
ICICI Bank Ltd. ADR	700	34,930
Infosys Ltd. ADR	1,850	99,475
Reliance Industries Ltd. GDR(2)	1,668	56,128
		251,399
INDONESIA — 2.8%
PT Adaro Energy Tbk	292,500	28,991
PT Bank Rakyat Indonesia (Persero) Tbk	95,000	82,739
PT Indo Tambangraya Megah Tbk	19,000	43,273
PT Semen Gresik (Persero) Tbk	4,900	6,231
PT Telekomunikasi Indonesia (Persero) Tbk	68,500	14,243
		175,477
MALAYSIA — 3.2%
Alliance Financial Group Bhd	39,300	57,769
Berjaya Sports Toto Bhd	437	528
Hong Leong Financial Group Bhd	8,900	44,736
Malayan Banking Bhd	20,300	62,145
Tenaga Nasional Bhd	8,700	33,001
		198,179
MEXICO — 4.1%
Alfa SAB de CV, Series A	2,200	6,088
America Movil SAB de CV, Series L ADR	2,500	51,875
Compartamos SAB de CV	28,400	54,858
Genomma Lab Internacional SAB de CV, Series B(1)	4,700	12,734

11

	Shares	Value
Gruma SAB de CV, B Shares(1)	5,200	$62,235
Grupo Financiero Inbursa SAB de CV	13,200	39,345
Promotora y Operadora de Infraestructura SAB de CV(1)	2,200	29,352
		256,487
PERU — 0.6%
Southern Copper Corp.	1,200	36,444
PHILIPPINES — 0.8%
Philippine Long Distance Telephone Co.	715	48,944
POLAND — 1.2%
KGHM Polska Miedz SA	720	29,505
Polskie Gornictwo Naftowe i Gazownictwo SA	26,197	45,288
		74,793
RUSSIA — 5.3%
Gazprom OAO ADR	14,275	124,407
Lukoil OAO ADR	1,068	63,770
Mobile Telesystems OJSC ADR	800	15,792
Sberbank of Russia ADR	826	8,367
Sistema JSFC GDR	1,881	57,935
Tatneft OAO ADR	1,566	60,792
		331,063
SOUTH AFRICA — 7.3%
Barloworld Ltd.	5,284	50,306
Kumba Iron Ore Ltd.	1,744	55,592
MMI Holdings Ltd.	22,875	56,462
MTN Group Ltd.	1,970	41,491
Sasol Ltd.	2,762	164,229
Standard Bank Group Ltd.	1,693	23,083
Vodacom Group Ltd.	5,185	64,087
		455,250
SOUTH KOREA — 14.9%
BS Financial Group, Inc.	1,550	22,826
Coway Co. Ltd.	573	47,967
DGB Financial Group, Inc.	3,910	58,546
Dongbu Insurance Co. Ltd.	928	47,693
Halla Visteon Climate Control Corp.	980	44,360
Hana Financial Group, Inc.	490	18,161
Hankook Tire Co. Ltd.	699	41,727
Hanwha Corp.	1,750	44,710
Hyundai Mobis	35	9,824
Hyundai Motor Co.	325	73,718
Kia Motors Corp.	1,629	91,126
Korea Zinc Co. Ltd.	56	21,973
LG Chem Ltd.	194	56,754
LG Corp.	1,088	67,207

12

	Shares	Value
POSCO	82	$24,637
Samsung Electronics Co. Ltd.	70	91,461
Shinhan Financial Group Co. Ltd.	1,290	59,732
SK Networks Co. Ltd.(1)	3,230	34,317
SK Telecom Co. Ltd.	323	75,499
		932,238
TAIWAN — 10.8%
Asustek Computer, Inc.	1,000	11,153
Catcher Technology Co. Ltd.	8,000	74,620
Cathay Financial Holding Co. Ltd.	26,000	40,622
CTBC Financial Holding Co. Ltd.	48,000	31,991
Fubon Financial Holding Co. Ltd.	22,000	31,794
Highwealth Construction Corp.	17,000	38,033
Hon Hai Precision Industry Co. Ltd.	20,000	66,984
Inventec Corp.	49,000	46,936
Pou Chen Corp.	38,000	45,753
Powertech Technology, Inc.	12,000	21,703
Quanta Computer, Inc.	18,000	52,448
Realtek Semiconductor Corp.	12,000	38,020
Shin Kong Financial Holding Co. Ltd.	129,000	39,791
Taiwan Cement Corp.	43,000	65,095
Teco Electric and Machinery Co. Ltd.	6,000	6,903
Vanguard International Semiconductor Corp.	40,000	64,237
		676,083
THAILAND — 2.6%
Advanced Info Service PCL	4,000	27,114
Airports of Thailand PCL	5,000	30,581
Kasikornbank PCL	1,200	7,580
PTT Exploration & Production PCL	17,100	88,253
PTT Global Chemical PCL	4,372	9,093
		162,621
TURKEY — 2.7%
Eregli Demir ve Celik Fabrikalari TAS	40,329	72,145
TAV Havalimanlari Holding AS	2,628	20,902
Tofas Turk Otomobil Fabrikasi	6,936	43,051
Turkiye Halk Bankasi AS	4,200	31,521
		167,619
TOTAL COMMON STOCKS (Cost $5,749,374)		5,860,814
EXCHANGE-TRADED FUNDS — 4.7%
iShares MSCI Brazil Capped ETF	376	17,965
iShares MSCI Emerging Markets Index Fund	2,038	88,103
iShares MSCI India ETF	6,346	188,698
TOTAL EXCHANGE-TRADED FUNDS (Cost $262,910)		294,766

13

	Shares	Value
RIGHTS†
SOUTH KOREA†
BS Financial Group, Inc.(1) (Cost $—)	262	$608
TEMPORARY CASH INVESTMENTS — 1.1%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.75% - 0.875%, 1/31/18 - 2/28/18, valued at $14,946), in a joint trading account at 0.05%, dated 6/30/14, due 7/1/14 (Delivery value $14,646)		14,646
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.75%, 5/15/23, valued at $5,980), in a joint trading account at 0.01%, dated 6/30/14, due 7/1/14 (Delivery value $5,858)		5,858
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 3.125%, 11/15/41, valued at $11,952), in a joint trading account at 0.03%, dated 6/30/14, due 7/1/14 (Delivery value $11,716)		11,716
SSgA U.S. Government Money Market Fund, Class N	34,628	34,628
TOTAL TEMPORARY CASH INVESTMENTS (Cost $66,848)		66,848
TOTAL INVESTMENT SECURITIES — 99.4% (Cost $6,079,132)		6,223,036
OTHER ASSETS AND LIABILITIES — 0.6%		37,241
TOTAL NET ASSETS — 100.0%		$6,260,277

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	30.7%
Energy	14.6%
Materials	10.2%
Information Technology	9.2%
Telecommunication Services	8.8%
Consumer Discretionary	7.2%
Industrials	5.4%
Utilities	5.1%
Consumer Staples	2.2%
Health Care	0.2%
Exchange-Traded Funds	4.7%
Cash and Equivalents*	1.7%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
GDR	-	Global Depositary Receipt
JSFC	-	Joint-Stock Financial Corporation
OJSC	-	Open Joint Stock Company

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)
Restricted security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Directors. The aggregate value of these securities at the period end was $56,128, which represented 0.9% of total net assets.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

JUNE 30, 2014
Assets
Investment securities, at value (cost of $6,079,132)	$6,223,036
Foreign currency holdings, at value (cost of $9,692)	9,664
Receivable for capital shares sold	1,360
Dividends and interest receivable	33,953
6,268,013

Liabilities
Accrued management fees	7,125
Distribution and service fees payable	611
7,736

Net Assets	$6,260,277

Net Assets Consist of:
Capital (par value and paid-in surplus)	$6,175,584
Undistributed net investment income	75,487
Accumulated net realized loss	(134,737)
Net unrealized appreciation	143,943
$6,260,277

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$2,748,000	273,637	$10.04
Institutional Class, $0.01 Par Value	$1,508,388	150,000	$10.06
A Class, $0.01 Par Value	$1,504,247	150,035	$10.03*
C Class, $0.01 Par Value	$249,407	25,000	$9.98
R Class, $0.01 Par Value	$250,235	25,000	$10.01
*Maximum offering price $10.64 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

FOR THE PERIOD ENDED JUNE 30, 2014(1)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $13,954)	$122,354
Interest	13
122,367

Expenses:
Management fees	53,272
Distribution and service fees:
A Class	2,357
C Class	1,567
R Class	785
Directors' fees and expenses	183
Other expenses	175
58,339
Fees waived	(2,541)
55,798

Net investment income (loss)	66,569

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(130,694)
Foreign currency transactions	3,034
(127,660)

Change in net unrealized appreciation (depreciation) on:
Investments	143,904
Translation of assets and liabilities in foreign currencies	39
143,943

Net realized and unrealized gain (loss)	16,283

Net Increase (Decrease) in Net Assets Resulting from Operations	$82,852

(1)	October 31, 2013 (fund inception) through June 30, 2014.

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

PERIOD ENDED JUNE 30, 2014(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$66,569
Net realized gain (loss)	(127,660)
Change in net unrealized appreciation (depreciation)	143,943
Net increase (decrease) in net assets resulting from operations	82,852

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	6,177,425

Net increase (decrease) in net assets	6,260,277

Net Assets
End of period	$6,260,277

Undistributed net investment income	$75,487

(1)	October 31, 2013 (fund inception) through June 30, 2014.

See Notes to Financial Statements.

17

Notes to Financial Statements

JUNE 30, 2014

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Emerging Markets Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. All classes of the fund commenced sale on October 31, 2013, the fund's inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation

18

with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only

19

individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM owns 80% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 1.52% for the Investor Class, A Class, C Class and R Class and 1.32% for the Institutional Class. During the period ended June 30, 2014, the investment advisor voluntarily agreed to waive 0.07% of its management fee. The investment advisor expects the fee waiver to continue through October 31, 2014, and cannot terminate it without the approval of the Board of Directors. The total amount of the waiver for each class for the period October 31, 2013 (fund inception) through June 30, 2014 was $1,000, $661, $660, $110 and $110 for the Investor Class, Institutional Class, A Class, C Class and R Class, respectively. The effective annual management fee after waiver for each class for the period October 31, 2013 (fund inception) through June 30, 2014 was 1.45% for the Investor Class, A Class, C Class and R Class and 1.25% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period October 31, 2013 (fund inception) through June 30, 2014 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the period October 31, 2013 (fund inception) through June 30, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds.

20

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period October 31, 2013 (fund inception) through June 30, 2014 were $8,516,241 and $2,373,326, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Period ended June 30, 2014(1)
	Shares	Amount
Investor Class/Shares Authorized	50,000,000
Sold	310,768	$3,023,635
Redeemed	(37,131)	(346,555)
	273,637	2,677,080
Institutional Class/Shares Authorized	50,000,000
Sold	150,000	1,500,000
A Class/Shares Authorized	50,000,000
Sold	150,035	1,500,345
C Class/Shares Authorized	50,000,000
Sold	25,000	250,000
R Class/Shares Authorized	10,000,000
Sold	25,000	250,000
Net increase (decrease)	623,672	$6,177,425

(1)	October 31, 2013 (fund inception) through June 30, 2014.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$633,308	$5,227,506	—
Exchange-Traded Funds	294,766	—	—
Rights	—	608	—
Temporary Cash Investments	34,628	32,220	—
	$962,702	$5,260,334	—

21

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the period October 31, 2013 (fund inception) through June 30, 2014.

As of June 30, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$6,108,721
Gross tax appreciation of investments	$353,260
Gross tax depreciation of investments	(238,945)
Net tax appreciation (depreciation) of investments	114,315
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	39
Net tax appreciation (depreciation)	$114,354
Undistributed ordinary income	$103,720
Accumulated short-term capital losses	$(133,381)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

22

Financial Highlights

For a Share Outstanding Throughout the Period Indicated
Per-Share Data							Ratios and Supplemental Data
		Income From Investment Operations:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014(4)	$10.00	0.13	(0.09)	0.04	$10.04	0.40%	1.46%(5)	1.53%(5)	1.91%(5)	1.84%(5)	44%	$2,748
Institutional Class
2014(4)	$10.00	0.13	(0.07)	0.06	$10.06	0.60%	1.26%(5)	1.33%(5)	2.11%(5)	2.04%(5)	44%	$1,508
A Class
2014(4)	$10.00	0.10	(0.07)	0.03	$10.03	0.30%	1.71%(5)	1.78%(5)	1.66%(5)	1.59%(5)	44%	$1,504
C Class
2014(4)	$10.00	0.05	(0.07)	(0.02)	$9.98	(0.20)%	2.46%(5)	2.53%(5)	0.91%(5)	0.84%(5)	44%	$249
R Class
2014(4)	$10.00	0.08	(0.07)	0.01	$10.01	0.10%	1.96%(5)	2.03%(5)	1.41%(5)	1.34%(5)	44%	$250

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

(4)	October 31, 2013 (fund inception) through June 30, 2014.

(5)	Annualized.
See Notes to Financial Statements.

23

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Emerging Markets Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Emerging Markets Value Fund (one of the fifteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the period October 31, 2013 (commencement of operations) through June 30, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2014 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2014

24

Management

Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

25

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes(1) (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	None
(1)  Myron S. Scholes resigned as director effective July 31, 2014.

26

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

27

Approval of Management Agreement

At a meeting held on June 13, 2014, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees (the “Directors”), including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Directors did not

28

identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Fund has less than one year of performance history. The Board, directly and through its Portfolio Committee, regularly reviews the investment management services of the Advisor. The Board found the investment management services provided to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

29

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The unified fee charged to shareholders of the Fund was slightly above the median of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore

30

does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

31

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

32

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For the fiscal year ended June 30, 2014, the fund intends to pass through to shareholders $13,954, or up to the maximum amount allowable, as a foreign tax credit which represents taxes paid on income derived from sources within foreign countries or possessions of the United States. During the fiscal year ended June 30, 2014, the fund earned $133,347 from income derived from foreign sources. Foreign source income and foreign tax expense per outstanding share on June 30, 2014 are $0.2138 and $0.0224, respectively.

33

Notes

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-82894 1408

ANNUAL REPORT	JUNE 30, 2014

Equity Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2014. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Aggressive Monetary Policies Boosted Stock and Bond Returns

Stimulative monetary policies and expectations of economic improvement, interspersed with concerns about weaker-than-expected economic data and geopolitical conflicts, helped drive financial market returns during the reporting period. We believe the combination of longer-term optimism about global economic growth, low costs of capital, and central bank purchases of fixed income securities helped persuade investors to seek risk and yield, especially in the U.S. and Europe. Stock index returns were strong in these markets, particularly at the smaller capitalization end of the company size spectrum. The MSCI Europe and S&P 500® indices advanced 29.28% and 24.61%, respectively.

Remarkably, for a period in which stock market performance was so strong, government bond performance was also generally positive. Not surprisingly, U.S. corporate high-yield bonds posted double-digit returns, but the 30-year U.S. Treasury bond also outperformed most broader bond market measures. In addition, a generally weaker U.S. dollar during the reporting period meant that international bond returns for U.S. investors with currency exposure were generally higher than U.S. bonds returns. The Barclays Global Aggregate Bond and Barclays U.S. Aggregate Bond indices returned 7.39% and 4.37%, respectively.

Looking ahead, we see signs of sustained moderate economic growth in the second half of 2014, but headwinds persist. In the U.S., which was supposed to be an economic growth leader this year, housing market momentum has slowed, interest rates could rise, and economic growth and U.S. employment levels remain subpar compared with past post-recession periods. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BEQGX	24.92%	19.05%	7.87%	9.78%	5/9/91
S&P 500 Index	—	24.61%	18.82%	7.78%	9.59%	—
Institutional Class	AMEIX	25.19%	19.28%	8.08%	6.50%	1/2/98
A Class(1)	BEQAX					10/9/97
No sales charge*		24.59%	18.75%	7.60%	5.91%
With sales charge*		17.43%	17.36%	6.97%	5.54%
C Class	AEYCX	23.68%	17.86%	6.80%	5.28%	7/18/01
R Class	AEYRX	24.31%	18.45%	—	6.64%	7/29/05

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.
Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2004

Value on June 30, 2014
Investor Class — $21,334

S&P 500 Index — $21,159

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.68%	0.48%	0.93%	1.68%	1.18%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.
Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Portfolio Managers: Bill Martin and Claudia Musat

Performance Summary

Equity Growth returned 24.92%* for the fiscal year ended June 30, 2014, compared with the 24.61% return of its benchmark, the S&P 500 Index.

As U.S. equity markets continued their robust appreciation, Equity Growth posted a solid gain for the 12-month period, slightly outperforming the S&P 500. Security selection in the consumer staples and industrials sectors contributed the most to fund results, while consumer discretionary holdings weighed on relative performance.

Equity Growth’s stock selection process incorporates factors of valuation, quality, growth, and momentum (sentiment) while striving to minimize unintended risks along industries and other risk characteristics. Within the fund, sentiment- and growth-based measures were the leading drivers of returns, although all factors contributed positively to results.

Consumer Staples and Industrials Outperformed

The consumer staples and industrials sectors were among the leading contributors to the fund’s returns relative to the S&P 500. Stock choices in the consumer staples sector, particularly among food products manufacturers and food and staples retailers, were especially effective, driving the sector's substantial outperformance relative to the index. Among the top sector contributors was supermarket chain store operator Safeway, which appreciated on speculation of being acquired by private equity firm Cerberus Capital Management, owner of the Albertson’s chain of grocery stores. Significant contribution also came from chain drug store Rite Aid, which rose on revenue growth and efficiency and distribution chain improvements, bolstering the sector’s return. Following their appreciation, we took profits and exited both positions. Other key sector contributors included an underweight position, relative to the benchmark, to tobacco manufacturer Philip Morris, which is weak across measures of sentiment, growth, and quality.

Industrials sector outperformance was primarily due to successful stock selection and positioning in the strongly-appreciating aerospace and defense industry. A number of defense contractors were key contributors, benefiting from an overall pickup in activity amid an improving economic landscape. Strong contributions came from Raytheon as well as Northrop Grumman, which appreciated nearly 50% largely on new government contracts. Overweight positioning in the airlines industry was also beneficial, particularly commercial airline Delta Air Lines, which nearly doubled in value thanks to solid earnings. Industrial automation giant Rockwell Automation also aided relative gains. The company appears particularly attractive across growth and sentiment measures, and is above average on quality- and valuation-based insights.

Significant contribution also came from several energy equipment manufacturers, including drilling and rig services provider Nabors Industries. The company’s solid earnings and merger news propelled its stock higher, and we sold the holding to lock in gains. Elsewhere, apparel manufacturer Hanesbrands’ earnings growth and announced intent to purchase French clothing manufacturer DBApparel, thereby increasing exposure in Europe, helped to drive its stock price higher.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Consumer Discretionary Was Leading Detractor

Security selection in the consumer discretionary sector was the principal detractor from the fund’s 12-month results. A number of specialty retailers declined during the period including office products superstore Staples, which was down nearly 30% on disappointing revenues and profits and an announcement of 225 store closings. Multiline retailer Target lagged in the wake of news about a security breach in its credit card payment system, as well as greater-than-expected cost increases associated with expansion. A portfolio-only position in apparel retailer American Eagle Outfitters was also detrimental following the holding’s decline on lower-than-expected sales early in the period. We ultimately sold the fund’s positions in Staples, Target, and American Eagle Outfitters. Other sector detractors included casino game equipment maker International Game Technology, which fell on disappointing earnings stemming from declining slot machine sales. We exited our position in the holding.

Elsewhere in the portfolio, an underweight position in biopharmaceutical company Gilead Sciences negatively impacted fund returns as strong sales of its Sovaldi Hepatitis C treatment propelled the stock higher. Several financials sector holdings also diminished returns. Mortgage service provider Ocwen Financial Corp. fell steeply in light of possible legal action by a group of investors as well as a New York state investigation into conflicts of interest. The holding was sold due to its uncertain future. Citigroup was another main underperformer. The banking giant declined on worries about emerging market currencies and economic growth rates due to its substantial exposure to those regions, but it continues to maintain a strong valuation profile.

A Look Ahead

Economic recovery in the U.S. appears to be progressing, albeit at a slower pace than during prior post-recessionary periods, and is expected to stay the course through the remainder of 2014. Recent indicators such as improvements in small business and consumer confidence point to a sustainable rebound, and economic growth is likely to further benefit from the recovering labor and housing markets. Though a continuation of political instability in non-U.S. markets as well as the potential for rising inflation and interest rates could lead to heightened market volatility, our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. Our strategy is designed to provide investors with well-diversified and risk-controlled exposure to broad U.S. equities. As such, we do not see significant deviations versus the S&P 500. The portfolio’s current holdings exhibit the highest exposure to quality insights, followed closely by growth and value, and we maintain positive exposure to sentiment.The fund's largest, but modest, overweights are in health care and information technology, while the underweights are led by the financials and consumer staples sectors.

6

Fund Characteristics

JUNE 30, 2014
Top Ten Holdings	% of net assets
Apple, Inc.	4.1%
Johnson & Johnson	2.4%
Verizon Communications, Inc.	1.9%
Pfizer, Inc.	1.8%
AT&T, Inc.	1.8%
Intel Corp.	1.7%
Merck & Co., Inc.	1.7%
Exxon Mobil Corp.	1.7%
Oracle Corp.	1.6%
Bank of America Corp.	1.5%

Top Five Industries	% of net assets
Pharmaceuticals	8.4%
Technology Hardware, Storage and Peripherals	6.8%
Oil, Gas and Consumable Fuels	6.2%
Insurance	5.1%
Aerospace and Defense	5.0%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.1%
Temporary Cash Investments	0.9%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2014 to June 30, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period(1) 1/1/14 - 6/30/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,071.00	$3.44	0.67%
Institutional Class	$1,000	$1,071.90	$2.41	0.47%
A Class	$1,000	$1,069.50	$4.72	0.92%
C Class	$1,000	$1,065.70	$8.55	1.67%
R Class	$1,000	$1,068.30	$6.00	1.17%
Hypothetical
Investor Class	$1,000	$1,021.47	$3.36	0.67%
Institutional Class	$1,000	$1,022.46	$2.36	0.47%
A Class	$1,000	$1,020.23	$4.61	0.92%
C Class	$1,000	$1,016.51	$8.35	1.67%
R Class	$1,000	$1,018.99	$5.86	1.17%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

JUNE 30, 2014

	Shares	Value
COMMON STOCKS — 99.1%
AEROSPACE AND DEFENSE — 5.0%
Boeing Co. (The)	320,235	$40,743,499
Honeywell International, Inc.	402,147	37,379,564
Lockheed Martin Corp.	202,493	32,546,700
Northrop Grumman Corp.	206,966	24,759,342
Raytheon Co.	352,648	32,531,778
		167,960,883
AIR FREIGHT AND LOGISTICS — 0.7%
United Parcel Service, Inc., Class B	223,087	22,902,111
AIRLINES — 1.4%
Delta Air Lines, Inc.	392,154	15,184,203
Southwest Airlines Co.	1,173,873	31,530,229
		46,714,432
AUTO COMPONENTS — 2.6%
Delphi Automotive plc	401,459	27,596,292
Gentex Corp.	51,454	1,496,797
Johnson Controls, Inc.	654,457	32,677,038
Magna International, Inc.	242,078	26,083,904
		87,854,031
BANKS — 3.4%
Bank of America Corp.	3,327,717	51,147,010
Citigroup, Inc.	76,085	3,583,604
JPMorgan Chase & Co.	658,936	37,967,892
Wells Fargo & Co.	390,140	20,505,759
		113,204,265
BEVERAGES — 1.0%
Coca-Cola Co. (The)	91,557	3,878,354
Dr Pepper Snapple Group, Inc.	489,541	28,677,312
PepsiCo, Inc.	11,293	1,008,917
		33,564,583
BIOTECHNOLOGY — 2.9%
Amgen, Inc.	352,724	41,751,940
Biogen Idec, Inc.(1)	127,779	40,289,997
United Therapeutics Corp.(1)	158,027	13,983,809
		96,025,746
CAPITAL MARKETS — 1.9%
Affiliated Managers Group, Inc.(1)	56,780	11,662,612
Franklin Resources, Inc.	522,938	30,246,734
Stifel Financial Corp.(1)	144,694	6,851,261
T. Rowe Price Group, Inc.	10,963	925,387
Waddell & Reed Financial, Inc., Class A	198,061	12,396,638
		62,082,632

10

	Shares	Value
CHEMICALS — 3.7%
Ashland, Inc.	126,695	$13,776,814
Cabot Corp.	41,740	2,420,503
Dow Chemical Co. (The)	798,869	41,109,799
Eastman Chemical Co.	304,350	26,584,973
NewMarket Corp.	15,222	5,968,698
Olin Corp.	160,494	4,320,498
PPG Industries, Inc.	78,649	16,528,087
Scotts Miracle-Gro Co. (The), Class A	180,112	10,241,168
Sigma-Aldrich Corp.	34,664	3,517,703
		124,468,243
COMMERCIAL SERVICES AND SUPPLIES — 0.1%
Deluxe Corp.	70,576	4,134,342
COMMUNICATIONS EQUIPMENT — 3.0%
Cisco Systems, Inc.	2,044,535	50,806,695
QUALCOMM, Inc.	632,122	50,064,062
		100,870,757
CONSUMER FINANCE — 0.8%
Cash America International, Inc.	538,666	23,932,931
Portfolio Recovery Associates, Inc.(1)	59,346	3,532,867
		27,465,798
CONTAINERS AND PACKAGING — 1.2%
Ball Corp.	305,013	19,118,215
Sonoco Products Co.	513,882	22,574,836
		41,693,051
DIVERSIFIED FINANCIAL SERVICES — 1.4%
Berkshire Hathaway, Inc., Class B(1)	138,098	17,477,683
Moody's Corp.	22,276	1,952,714
MSCI, Inc., Class A(1)	158,563	7,270,114
Voya Financial, Inc.	506,810	18,417,475
		45,117,986
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.7%
AT&T, Inc.	1,698,239	60,049,731
Verizon Communications, Inc.	1,272,124	62,245,027
		122,294,758
ELECTRICAL EQUIPMENT — 1.5%
Emerson Electric Co.	492,157	32,659,538
Rockwell Automation, Inc.	149,256	18,680,881
		51,340,419
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.7%
TE Connectivity Ltd.	362,188	22,397,706
ENERGY EQUIPMENT AND SERVICES — 2.7%
Baker Hughes, Inc.	516,634	38,463,401
RPC, Inc.	280,647	6,592,398
Schlumberger Ltd.	383,294	45,209,528
		90,265,327

11

	Shares	Value
FOOD AND STAPLES RETAILING — 0.1%
Walgreen Co.	64,067	$4,749,287
FOOD PRODUCTS — 3.6%
Archer-Daniels-Midland Co.	743,437	32,793,006
Hormel Foods Corp.	60,350	2,978,273
Ingredion, Inc.	143,692	10,782,648
Kellogg Co.	428,092	28,125,644
Pilgrim's Pride Corp.(1)	605,709	16,572,198
Tyson Foods, Inc., Class A	741,669	27,842,254
		119,094,023
HEALTH CARE EQUIPMENT AND SUPPLIES — 4.2%
Becton Dickinson and Co.	243,766	28,837,518
C.R. Bard, Inc.	103,522	14,804,681
Covidien plc	28,193	2,542,445
Medtronic, Inc.	594,339	37,895,055
St. Jude Medical, Inc.	393,953	27,281,245
Stryker Corp.	343,859	28,994,191
		140,355,135
HEALTH CARE PROVIDERS AND SERVICES — 0.2%
Cardinal Health, Inc.	88,243	6,049,940
HOTELS, RESTAURANTS AND LEISURE — 0.6%
Bally Technologies, Inc.(1)	158,731	10,431,801
Wyndham Worldwide Corp.	136,983	10,372,353
		20,804,154
HOUSEHOLD DURABLES — 0.6%
Newell Rubbermaid, Inc.	410,490	12,721,085
NVR, Inc.(1)	5,241	6,030,295
Whirlpool Corp.	7,022	977,603
		19,728,983
HOUSEHOLD PRODUCTS — 2.4%
Energizer Holdings, Inc.	246,257	30,050,742
Kimberly-Clark Corp.	291,466	32,416,848
Procter & Gamble Co. (The)	205,846	16,177,437
		78,645,027
INDUSTRIAL CONGLOMERATES — 1.3%
3M Co.	14,612	2,093,023
Danaher Corp.	221,468	17,436,176
General Electric Co.	964,847	25,356,179
		44,885,378
INSURANCE — 5.1%
Allstate Corp. (The)	418,868	24,595,929
American International Group, Inc.	665,660	36,331,723
Amtrust Financial Services, Inc.	457,470	19,126,821
Aspen Insurance Holdings Ltd.	400,782	18,203,518
Everest Re Group Ltd.	114,716	18,410,771
Hanover Insurance Group, Inc. (The)	75,632	4,776,161

12

	Shares	Value
Old Republic International Corp.	1,138,010	$18,822,685
RenaissanceRe Holdings Ltd.	252,696	27,038,472
Travelers Cos., Inc. (The)	16,378	1,540,678
		168,846,758
INTERNET AND CATALOG RETAIL — 0.3%
Expedia, Inc.	108,399	8,537,505
HSN, Inc.	26,650	1,578,746
		10,116,251
INTERNET SOFTWARE AND SERVICES — 1.9%
eBay, Inc.(1)	559,702	28,018,682
Google, Inc., Class A(1)	8,175	4,779,677
Google, Inc., Class C(1)	53,130	30,564,627
		63,362,986
IT SERVICES — 1.7%
Amdocs Ltd.	250,890	11,623,734
International Business Machines Corp.	244,903	44,393,567
		56,017,301
LEISURE PRODUCTS — 0.7%
Hasbro, Inc.	466,369	24,740,875
MACHINERY — 2.4%
Caterpillar, Inc.	355,366	38,617,623
Dover Corp.	179,615	16,335,984
Snap-On, Inc.	167,604	19,864,426
Valmont Industries, Inc.	29,713	4,514,891
		79,332,924
MEDIA — 2.2%
John Wiley & Sons, Inc., Class A	93,674	5,675,708
Time Warner, Inc.	307,017	21,567,944
Walt Disney Co. (The)	521,165	44,684,687
		71,928,339
METALS AND MINING — 0.1%
Compass Minerals International, Inc.	25,611	2,451,997
MULTI-UTILITIES — 0.8%
Wisconsin Energy Corp.	573,610	26,913,781
MULTILINE RETAIL — 1.6%
Dillard's, Inc., Class A	199,274	23,237,341
Macy's, Inc.	498,340	28,913,687
		52,151,028
OIL, GAS AND CONSUMABLE FUELS — 6.2%
Chevron Corp.	157,418	20,550,920
Encana Corp.	1,042,875	24,726,566
EOG Resources, Inc.	263,384	30,779,054
Exxon Mobil Corp.	564,562	56,840,102
Gran Tierra Energy, Inc.(1)	926,070	7,519,689
Occidental Petroleum Corp.	392,930	40,326,406
Valero Energy Corp.	552,442	27,677,344
		208,420,081

13

	Shares	Value
PHARMACEUTICALS — 8.4%
AbbVie, Inc.	778,749	$43,952,594
Eli Lilly & Co.	608,749	37,845,925
Johnson & Johnson	774,349	81,012,392
Merck & Co., Inc.	983,189	56,877,484
Pfizer, Inc.	2,038,842	60,512,830
		280,201,225
PROFESSIONAL SERVICES — 0.2%
Manpowergroup, Inc.	92,160	7,819,776
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.7%
Host Hotels & Resorts, Inc.	1,005,649	22,134,335
Potlatch Corp.	18,310	758,034
PS Business Parks, Inc.	23,190	1,936,133
		24,828,502
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.9%
Broadcom Corp., Class A	787,850	29,244,992
Intel Corp.	1,859,630	57,462,567
Texas Instruments, Inc.	230,325	11,007,232
		97,714,791
SOFTWARE — 4.0%
CA, Inc.	292,680	8,411,623
Intuit, Inc.	96,211	7,747,872
Microsoft Corp.	1,195,991	49,872,824
Oracle Corp.	1,330,494	53,924,922
Synopsys, Inc.(1)	368,462	14,303,695
		134,260,936
SPECIALTY RETAIL — 1.0%
AutoZone, Inc.(1)	4,887	2,620,605
GameStop Corp., Class A	599,422	24,258,608
PetSmart, Inc.	129,443	7,740,692
		34,619,905
TECHNOLOGY HARDWARE, STORAGE AND PERIPHERALS — 6.8%
Apple, Inc.	1,483,251	137,838,515
EMC Corp.	1,298,813	34,210,734
Hewlett-Packard Co.	1,129,609	38,045,231
Seagate Technology plc	136,791	7,772,465
Western Digital Corp.	110,345	10,184,844
		228,051,789
TEXTILES, APPAREL AND LUXURY GOODS — 1.1%
Deckers Outdoor Corp.(1)	26,658	2,301,385
Hanesbrands, Inc.	349,115	34,366,881
		36,668,266
THRIFTS AND MORTGAGE FINANCE — 0.3%
EverBank Financial Corp.	496,994	10,019,399
TOBACCO†
Philip Morris International, Inc.	8,559	721,609
TOTAL COMMON STOCKS (Cost $2,577,722,163)		3,313,857,516

14

	Shares	Value
TEMPORARY CASH INVESTMENTS — 0.9%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.75% - 0.875%, 1/31/18 - 2/28/18, valued at $6,485,789), in a joint trading account at 0.05%, dated 6/30/14, due 7/1/14 (Delivery value $6,355,273)		$6,355,264
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.75%, 5/15/23, valued at $2,595,156), in a joint trading account at 0.01%, dated 6/30/14, due 7/1/14 (Delivery value $2,542,107)		2,542,106
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 3.125%, 11/15/41, valued at $5,186,487), in a joint trading account at 0.03%, dated 6/30/14, due 7/1/14 (Delivery value $5,084,215)		5,084,211
SSgA U.S. Government Money Market Fund, Class N	15,024,732	15,024,732
TOTAL TEMPORARY CASH INVESTMENTS (Cost $29,006,313)		29,006,313
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $2,606,728,476)		3,342,863,829
OTHER ASSETS AND LIABILITIES†		931,475
TOTAL NET ASSETS — 100.0%		$3,343,795,304

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

JUNE 30, 2014
Assets
Investment securities, at value (cost of $2,606,728,476)	$3,342,863,829
Cash	62,051
Receivable for investments sold	4,125,946
Receivable for capital shares sold	1,715,262
Dividends and interest receivable	3,528,476
3,352,295,564

Liabilities
Payable for investments purchased	5,685,318
Payable for capital shares redeemed	998,818
Accrued management fees	1,739,715
Distribution and service fees payable	76,409
8,500,260

Net Assets	$3,343,795,304

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,373,636,400
Undistributed net investment income	2,227,251
Undistributed net realized gain	231,796,300
Net unrealized appreciation	736,135,353
$3,343,795,304

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$2,568,710,587	78,440,804	$32.75
Institutional Class, $0.01 Par Value	$450,166,351	13,738,808	$32.77
A Class, $0.01 Par Value	$298,676,535	9,128,793	$32.72*
C Class, $0.01 Par Value	$13,446,612	413,769	$32.50
R Class, $0.01 Par Value	$12,795,219	390,853	$32.74
*Maximum offering price $34.72 (net asset value divided by 0.9425).

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED JUNE 30, 2014
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $24,656)	$64,044,467
Interest	5,335
64,049,802

Expenses:
Management fees	19,301,861
Distribution and service fees:
A Class	669,057
C Class	108,815
R Class	58,199
Directors' fees and expenses	181,800
20,319,732

Net investment income (loss)	43,730,070

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	343,786,771
Change in net unrealized appreciation (depreciation) on investments	274,003,480

Net realized and unrealized gain (loss)	617,790,251

Net Increase (Decrease) in Net Assets Resulting from Operations	$661,520,321

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2014 AND JUNE 30, 2013
Increase (Decrease) in Net Assets	June 30, 2014	June 30, 2013
Operations
Net investment income (loss)	$43,730,070	$43,632,991
Net realized gain (loss)	343,786,771	294,643,883
Change in net unrealized appreciation (depreciation)	274,003,480	117,964,810
Net increase (decrease) in net assets resulting from operations	661,520,321	456,241,684

Distributions to Shareholders
From net investment income:
Investor Class	(33,042,705)	(33,048,796)
Institutional Class	(6,326,318)	(6,069,274)
A Class	(3,111,946)	(3,263,216)
C Class	(43,709)	(61,024)
R Class	(103,113)	(106,615)
From net realized gains:
Investor Class	(97,419,589)	—
Institutional Class	(16,453,295)	—
A Class	(11,119,624)	—
C Class	(452,244)	—
R Class	(534,564)	—
Decrease in net assets from distributions	(168,607,107)	(42,548,925)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	208,528,008	160,369,984

Net increase (decrease) in net assets	701,441,222	574,062,743

Net Assets
Beginning of period	2,642,354,082	2,068,291,339
End of period	$3,343,795,304	$2,642,354,082

Undistributed net investment income	$2,227,251	$1,760,891

See Notes to Financial Statements.

18

Notes to Financial Statements

JUNE 30, 2014

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Equity Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth by investing in common stocks.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a

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security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

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3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 12% of the shares of the fund.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended June 30, 2014 was 0.67% for the Investor Class, A Class, C Class and R Class and 0.47% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2014 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended June 30, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2014 were $2,458,143,272 and $2,371,392,166, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2014		Year ended June 30, 2013
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	400,000,000		400,000,000
Sold	10,817,509	$328,452,026	15,328,834	$390,764,923
Issued in reinvestment of distributions	4,256,773	128,872,644	1,270,317	32,521,097
Redeemed	(11,629,899)	(352,671,700)	(12,603,686)	(322,348,337)
	3,444,383	104,652,970	3,995,465	100,937,683
Institutional Class/Shares Authorized	90,000,000		90,000,000
Sold	4,665,915	141,911,794	7,780,588	193,149,671
Issued in reinvestment of distributions	748,636	22,705,520	236,786	6,064,308
Redeemed	(2,603,995)	(79,289,381)	(6,389,784)	(160,992,644)
	2,810,556	85,327,933	1,627,590	38,221,335
A Class/Shares Authorized	50,000,000		80,000,000
Sold	1,649,958	50,403,488	1,925,292	48,494,309
Issued in reinvestment of distributions	461,154	13,933,693	125,102	3,194,532
Redeemed	(1,642,181)	(49,790,221)	(1,272,971)	(32,460,561)
	468,931	14,546,960	777,423	19,228,280
C Class/Shares Authorized	10,000,000		10,000,000
Sold	118,288	3,619,781	87,682	2,217,568
Issued in reinvestment of distributions	15,240	455,468	2,253	56,375
Redeemed	(47,976)	(1,444,342)	(64,868)	(1,613,380)
	85,552	2,630,907	25,067	660,563
R Class/Shares Authorized	10,000,000		10,000,000
Sold	182,812	5,509,223	147,847	3,808,972
Issued in reinvestment of distributions	21,122	637,563	4,180	106,615
Redeemed	(159,249)	(4,777,548)	(99,866)	(2,593,464)
	44,685	1,369,238	52,161	1,322,123
Net increase (decrease)	6,854,107	$208,528,008	6,477,706	$160,369,984

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$3,313,857,516	—	—
Temporary Cash Investments	15,024,732	$13,981,581	—
	$3,328,882,248	$13,981,581	—

7. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2014 and June 30, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$92,093,892	$42,548,925
Long-term capital gains	$76,513,215	–

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,610,110,991
Gross tax appreciation of investments	$741,827,203
Gross tax depreciation of investments	(9,074,365)
Net tax appreciation (depreciation) of investments	$732,752,838
Undistributed ordinary income	$81,460,785
Accumulated long-term gains	$155,945,281

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$27.74	0.44	6.31	6.75	(0.43)	(1.31)	(1.74)	$32.75	24.92%	0.67%	1.45%	80%	$2,568,711
2013	$23.30	0.47	4.43	4.90	(0.46)	–	(0.46)	$27.74	21.19%	0.68%	1.82%	94%	$2,080,375
2012	$22.37	0.34	0.93	1.27	(0.34)	–	(0.34)	$23.30	5.76%	0.68%	1.55%	86%	$1,654,130
2011	$17.20	0.26	5.16	5.42	(0.25)	–	(0.25)	$22.37	31.66%	0.69%	1.28%	74%	$1,615,829
2010	$15.32	0.21	1.87	2.08	(0.20)	–	(0.20)	$17.20	13.47%	0.70%	1.14%	64%	$1,371,992
Institutional Class
2014	$27.75	0.50	6.32	6.82	(0.49)	(1.31)	(1.80)	$32.77	25.19%	0.47%	1.65%	80%	$450,166
2013	$23.31	0.52	4.43	4.95	(0.51)	–	(0.51)	$27.75	21.42%	0.48%	2.02%	94%	$303,312
2012	$22.38	0.38	0.93	1.31	(0.38)	–	(0.38)	$23.31	5.97%	0.48%	1.75%	86%	$216,802
2011	$17.21	0.30	5.17	5.47	(0.30)	–	(0.30)	$22.38	31.91%	0.49%	1.48%	74%	$200,191
2010	$15.33	0.24	1.87	2.11	(0.23)	–	(0.23)	$17.21	13.69%	0.50%	1.34%	64%	$203,860
A Class
2014	$27.72	0.37	6.29	6.66	(0.35)	(1.31)	(1.66)	$32.72	24.59%	0.92%	1.20%	80%	$298,677
2013	$23.28	0.40	4.43	4.83	(0.39)	–	(0.39)	$27.72	20.91%	0.93%	1.57%	94%	$240,027
2012	$22.35	0.28	0.93	1.21	(0.28)	–	(0.28)	$23.28	5.51%	0.93%	1.30%	86%	$183,498
2011	$17.19	0.20	5.16	5.36	(0.20)	–	(0.20)	$22.35	31.30%	0.94%	1.03%	74%	$182,195
2010	$15.31	0.16	1.87	2.03	(0.15)	–	(0.15)	$17.19	13.20%	0.95%	0.89%	64%	$237,076

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For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2014	$27.54	0.14	6.25	6.39	(0.12)	(1.31)	(1.43)	$32.50	23.68%	1.67%	0.45%	80%	$13,447
2013	$23.13	0.21	4.40	4.61	(0.20)	–	(0.20)	$27.54	20.02%	1.68%	0.82%	94%	$9,039
2012	$22.21	0.12	0.92	1.04	(0.12)	–	(0.12)	$23.13	4.71%	1.68%	0.55%	86%	$7,013
2011	$17.08	0.06	5.12	5.18	(0.05)	–	(0.05)	$22.21	30.34%	1.69%	0.28%	74%	$6,611
2010	$15.22	0.03	1.85	1.88	(0.02)	–	(0.02)	$17.08	12.33%	1.70%	0.14%	64%	$5,536
R Class
2014	$27.73	0.29	6.30	6.59	(0.27)	(1.31)	(1.58)	$32.74	24.31%	1.17%	0.95%	80%	$12,795
2013	$23.29	0.34	4.43	4.77	(0.33)	–	(0.33)	$27.73	20.60%	1.18%	1.32%	94%	$9,600
2012	$22.36	0.23	0.93	1.16	(0.23)	–	(0.23)	$23.29	5.24%	1.18%	1.05%	86%	$6,848
2011	$17.20	0.16	5.15	5.31	(0.15)	–	(0.15)	$22.36	30.95%	1.19%	0.78%	74%	$5,189
2010	$15.32	0.12	1.87	1.99	(0.11)	–	(0.11)	$17.20	12.91%	1.20%	0.64%	64%	$3,770

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Equity Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Growth Fund (one of the fifteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2014

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Management

Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes(1) (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	None
(1) Myron S. Scholes resigned as director effective July 31, 2014.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

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Approval of Management Agreement

At a meeting held on June 13, 2014, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees (the “Directors”), including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed

30

different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services.    The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency

31

and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

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Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

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Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2014.

For corporate taxpayers, the fund hereby designates $62,791,179, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2014 as qualified for the corporate dividends received deduction.

The fund hereby designates $49,466,101 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

The fund hereby designates $76,513,215, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended June 30, 2014.

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Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-82886 1408

ANNUAL REPORT	JUNE 30, 2014

Equity Market Neutral Fund

39

40

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2014. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Aggressive Monetary Policies Boosted Stock and Bond Returns

Stimulative monetary policies and expectations of economic improvement, interspersed with concerns about weaker-than-expected economic data and geopolitical conflicts, helped drive financial market returns during the reporting period. We believe the combination of longer-term optimism about global economic growth, low costs of capital, and central bank purchases of fixed income securities helped persuade investors to seek risk and yield, especially in the U.S. and Europe. Stock index returns were strong in these markets, particularly at the smaller capitalization end of the company size spectrum. The MSCI Europe and S&P 500® indices advanced 29.28% and 24.61%, respectively.

Remarkably, for a period in which stock market performance was so strong, government bond performance was also generally positive. Not surprisingly, U.S. corporate high-yield bonds posted double-digit returns, but the 30-year U.S. Treasury bond also outperformed most broader bond market measures. In addition, a generally weaker U.S. dollar during the reporting period meant that international bond returns for U.S. investors with currency exposure were generally higher than U.S. bonds returns. The Barclays Global Aggregate Bond and Barclays U.S. Aggregate Bond indices returned 7.39% and 4.37%, respectively.

Looking ahead, we see signs of sustained moderate economic growth in the second half of 2014, but headwinds persist. In the U.S., which was supposed to be an economic growth leader this year, housing market momentum has slowed, interest rates could rise, and economic growth and U.S. employment levels remain subpar compared with past post-recession periods. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

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Performance

Total Returns as of June 30, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ALHIX	4.27%	2.34%	1.67%	9/30/05
Barclays U.S. 1-3 Month Treasury Bill Index	—	0.03%	0.08%	1.44%	—
Institutional Class	ALISX	4.49%	2.55%	1.87%	9/30/05
A Class	ALIAX				9/30/05
No sales charge*		3.95%	2.08%	1.41%
With sales charge*		-2.04%	0.87%	0.73%
C Class	ALICX	3.17%	1.32%	0.65%	9/30/05
R Class	ALIRX	3.64%	1.83%	1.15%	9/30/05

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. In addition, its investment approach may involve higher price volatility, short sales risk and overweighting risk.
Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Growth of $10,000 Over Life of Class
$10,000 investment made September 30, 2005

Value on June 30, 2014
Investor Class — $11,556

Barclays U.S. 1-3 Month Treasury Bill Index — $11,331

*From September 30, 2005, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
3.07%	2.87%	3.32%	4.07%	3.57%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. In addition, its investment approach may involve higher price volatility, short sales risk and overweighting risk.
Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

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Portfolio Commentary

Portfolio Managers: Brian Garbe and Claudia Musat

Performance Summary

Equity Market Neutral returned 4.27%* for the fiscal year ended June 30, 2014, compared with the 0.03% return of its benchmark, the Barclays U.S. 1-3 Month Treasury Bill Index.

Equity Market Neutral is designed to generate capital appreciation in all market environments, regardless of general stock market performance, so the fund uses a riskless asset—a short-term Treasury bill index—as its benchmark. The fund advanced for the period, meeting its investment objective and outperforming its benchmark during a year when U.S. equity markets produced strong appreciation. The portfolio’s stock selection process incorporates factors of valuation, quality, growth, and momentum (sentiment) while striving to minimize unintended risks along industries and other risk characteristics. The fund’s outperformance was driven primarily by long positions, which delivered positive results for the 12-month period and more than offset modest losses from some of the fund’s short holdings.

Industrials Drove Relative Gains

Successful stock selection in industrials sector holdings was a key driver of the fund’s outperformance. Long positions in the aerospace and defense, airlines, and machinery industries were strongly beneficial. A number of companies in the sector posted substantial gains amid improving economic conditions, which led to increased orders. Key contributors included commercial airline Delta Air Lines, whose solid earnings led to substantial appreciation. We took profits and exited the position. Aerospace defense manufacturer Northrop Grumman was also a strong performer, rising on new government contracts.

The health care sector was another area of gains, particularly among pharmaceuticals and biotechnology companies. Pharmaceutical manufacturer Endo International was a main driver of sector performance, benefiting from an aggressive acquisitions strategy. Following its considerable appreciation, we took profits and exited the position in March. Other sector outperformers included gene sequencing and diagnostics developer Illumina, whose earnings beat expectations and propelled the stock to appreciate nearly 140% during the fiscal year.

A number of consumer-oriented investments were among the fund’s best-performing holdings. Chain drug store Rite Aid rose on revenue growth as well as efficiency and distribution chain improvements, bolstering the sector’s return. Likewise, apparel manufacturer Hanesbrands’ earnings growth and announced intent to purchase French clothing manufacturer DBApparel, thereby increasing exposure in Europe, helped to drive its stock price higher.

Utilities, Information Technology Detracted

The utilities and information technology sectors were the main detractors from returns. Modest losses across a number of short positions in utilities companies caused that sector to be the fund’s leading underperformer. The short position in MDU Resources Group, a distributor of natural gas, diminished returns following its 39% stock price appreciation on sizable earnings growth. However, our research shows weak valuation and cash-flow generation relative to its industry peers, warranting the fund’s short positioning in the holding.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

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Likewise, a number of short positions in the internet and IT services industries weighed on the fund’s returns. Key detraction stemmed from the short position in solar power semiconductor manufacturer SunEdison, which benefited from several analyst upgrades based on a continued rise in solar power demand. Despite its climbing share value, we believe that the company is unappealing across valuation, quality, and growth measures, which justify the short position. Other leading sector detractors included short positions in Stratasys, a 3-D printer manufacturer, and logistics solution company Ingram Micro. We ultimately sold the position in Ingram Micro.

The fund’s net-short position in the oil, gas, and consumable fuels industry in the energy sector was also detrimental following a substantial rise in oil prices toward the end of the fiscal year. A number of the portfolio’s leading individual detractors were energy-related holdings including short positions in energy infrastructure company The Williams Companies and gas producer CONSOL Energy, both of which look weak across most factors.

A Look Ahead

Economic recovery in the U.S. appears to be progressing, albeit at a slower pace than during prior post-recessionary periods, and is expected to stay the course through the remainder of 2014. Recent indicators such as improvements in small business and consumer confidence point to a sustainable rebound, and economic growth is likely to further benefit from the recovering labor and housing markets. Though a continuation of political instability in non-U.S. markets as well as the potential for rising inflation and interest rates could lead to heightened market volatility, our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level, in both the long and short portions of the portfolio. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks.

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Fund Characteristics

JUNE 30, 2014
Top Ten Long Holdings	% of net assets
Illumina, Inc.	0.62%
Nabors Industries Ltd.	0.61%
JetBlue Airways Corp.	0.59%
Centene Corp.	0.59%
Akorn, Inc.	0.59%
Pilgrim's Pride Corp.	0.59%
Zebra Technologies Corp., Class A	0.59%
Keurig Green Mountain, Inc.	0.58%
Buffalo Wild Wings, Inc.	0.58%
Energizer Holdings, Inc.	0.57%

Top Ten Short Holdings	% of net assets
SunEdison, Inc.	(0.63)%
Williams Cos., Inc. (The)	(0.63)%
Under Armour, Inc., Class A	(0.62)%
Diamondback Energy, Inc.	(0.62)%
tw telecom, Inc.	(0.61)%
Iron Mountain, Inc.	(0.61)%
Community Health Systems, Inc.	(0.60)%
CarMax, Inc.	(0.57)%
Tyler Technologies, Inc.	(0.57)%
Tempur Sealy International, Inc.	(0.57)%

Types of Investments in Portfolio	% of net assets
Common Stocks	96.9%
Common Stocks Sold Short	(97.3)%
Temporary Cash Investments	3.4%
Other Assets and Liabilities*	97.0%
*Amount relates primarily to deposits with broker for securities sold short at period end.

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Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2014 to June 30, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period(1) 1/1/14 - 6/30/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,009.00	$14.40	2.89%
Institutional Class	$1,000	$1,009.70	$13.40	2.69%
A Class	$1,000	$1,007.30	$15.63	3.14%
C Class	$1,000	$1,003.90	$19.33	3.89%
R Class	$1,000	$1,005.60	$16.86	3.39%
Hypothetical
Investor Class	$1,000	$1,010.46	$14.41	2.89%
Institutional Class	$1,000	$1,011.46	$13.42	2.69%
A Class	$1,000	$1,009.22	$15.64	3.14%
C Class	$1,000	$1,005.50	$19.34	3.89%
R Class	$1,000	$1,007.98	$16.88	3.39%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

JUNE 30, 2014

	Shares	Value
COMMON STOCKS — 96.9%
AEROSPACE AND DEFENSE — 3.0%
Boeing Co. (The)	3,590	$456,756
Esterline Technologies Corp.(1)	3,696	425,483
General Dynamics Corp.	4,184	487,645
L-3 Communications Holdings, Inc.	1,209	145,987
Lockheed Martin Corp.(2)	1,673	268,901
Moog, Inc., Class A(1)(2)	7,774	566,647
Northrop Grumman Corp.(2)	2,765	330,777
Raytheon Co.	5,591	515,770
		3,197,966
AIRLINES — 1.5%
Alaska Air Group, Inc.(2)	4,560	433,428
JetBlue Airways Corp.(1)(2)	57,889	628,096
Southwest Airlines Co.(2)	21,007	564,248
		1,625,772
AUTO COMPONENTS — 2.1%
Gentex Corp.(2)	17,731	515,795
Johnson Controls, Inc.(2)	8,402	419,512
Magna International, Inc.	2,544	274,116
Tenneco, Inc.(1)	7,748	509,043
Visteon Corp.(1)	5,307	514,832
		2,233,298
BANKS — 0.3%
Bank of America Corp.(2)	10,738	165,043
Regions Financial Corp.(2)	13,410	142,414
		307,457
BEVERAGES — 0.6%
Dr Pepper Snapple Group, Inc.(2)	9,308	545,263
Molson Coors Brewing Co., Class B	1,660	123,105
		668,368
BIOTECHNOLOGY — 1.4%
Alexion Pharmaceuticals, Inc.(1)	1,522	237,812
Biogen Idec, Inc.(1)	797	251,302
Isis Pharmaceuticals, Inc.(1)	7,835	269,916
Myriad Genetics, Inc.(1)(2)	7,024	273,374
Seattle Genetics, Inc.(1)	4,718	180,464
United Therapeutics Corp.(1)	3,104	274,673
		1,487,541

10

	Shares	Value
BUILDING PRODUCTS — 0.2%
Masco Corp.	11,289	$250,616
CAPITAL MARKETS — 3.8%
Affiliated Managers Group, Inc.(1)(2)	2,643	542,872
E*Trade Financial Corp.(1)	5,059	107,554
Evercore Partners, Inc., Class A(2)	6,465	372,643
Franklin Resources, Inc.(2)	9,269	536,119
Investment Technology Group, Inc.(1)(2)	8,027	135,496
Janus Capital Group, Inc.(2)	46,303	577,861
Legg Mason, Inc.	3,378	173,325
SEI Investments Co.(2)	9,027	295,815
Stifel Financial Corp.(1)(2)	11,530	545,946
T. Rowe Price Group, Inc.	2,479	209,252
Waddell & Reed Financial, Inc., Class A(2)	8,655	541,717
		4,038,600
CHEMICALS — 5.1%
Ashland, Inc.	5,030	546,962
Cabot Corp.(2)	9,207	533,914
Dow Chemical Co. (The)(2)	10,113	520,415
Eastman Chemical Co.	5,577	487,151
International Flavors & Fragrances, Inc.	4,012	418,372
NewMarket Corp.	1,239	485,824
Olin Corp.(2)	19,169	516,030
PolyOne Corp.(2)	13,871	584,524
PPG Industries, Inc.(2)	1,947	409,162
Scotts Miracle-Gro Co. (The), Class A(2)	8,236	468,299
Sigma-Aldrich Corp.	3,884	394,148
		5,364,801
COMMERCIAL SERVICES AND SUPPLIES — 2.7%
Deluxe Corp.(2)	7,081	414,805
Herman Miller, Inc.(2)	15,555	470,383
Pitney Bowes, Inc.(2)	19,563	540,330
Ritchie Bros Auctioneers, Inc.(2)	23,110	569,661
RR Donnelley & Sons Co.(2)	22,037	373,748
Steelcase, Inc., Class A(2)	31,539	477,185
		2,846,112
COMMUNICATIONS EQUIPMENT — 2.2%
ADTRAN, Inc.(2)	18,846	425,166
ARRIS Group, Inc.(1)(2)	10,288	334,669
Brocade Communications Systems, Inc.(2)	44,305	407,606
Ciena Corp.(1)(2)	27,464	594,870
F5 Networks, Inc.(1)	719	80,125
Juniper Networks, Inc.(1)	4,764	116,909
QUALCOMM, Inc.	4,441	351,727
		2,311,072

11

	Shares	Value
CONSTRUCTION AND ENGINEERING — 0.5%
AECOM Technology Corp.(1)(2)	14,820	$477,204
CONSUMER FINANCE — 0.9%
Cash America International, Inc.(2)	12,065	536,048
Credit Acceptance Corp.(1)	3,566	438,975
		975,023
CONTAINERS AND PACKAGING — 1.5%
Ball Corp.(2)	8,773	549,892
Berry Plastics Group, Inc.(1)	7,080	182,664
Crown Holdings, Inc.(1)	7,037	350,161
Sonoco Products Co.(2)	12,520	550,003
		1,632,720
DIVERSIFIED CONSUMER SERVICES — 0.9%
Apollo Education Group, Inc., Class A(1)(2)	13,674	427,313
Matthews International Corp., Class A(2)	12,179	506,281
		933,594
DIVERSIFIED FINANCIAL SERVICES — 0.5%
Voya Financial, Inc.	14,727	535,179
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.3%
AT&T, Inc.(2)	12,955	458,089
CenturyLink, Inc.(2)	2,712	98,174
Frontier Communications Corp.(2)	77,192	450,801
Verizon Communications, Inc.(2)	7,417	362,914
		1,369,978
ELECTRIC UTILITIES — 0.3%
Entergy Corp.	2,460	201,941
PNM Resources, Inc.(2)	5,132	150,522
		352,463
ELECTRICAL EQUIPMENT — 1.2%
Babcock & Wilcox Co. (The)(2)	10,742	348,685
Eaton Corp. plc	971	74,942
Emerson Electric Co.	7,234	480,048
Rockwell Automation, Inc.(2)	3,375	422,415
		1,326,090
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 1.4%
Dolby Laboratories, Inc., Class A(1)(2)	13,253	572,529
Itron, Inc.(1)(2)	6,574	266,576
Zebra Technologies Corp., Class A(1)(2)	7,578	623,821
		1,462,926
ENERGY EQUIPMENT AND SERVICES — 3.9%
Baker Hughes, Inc.(2)	7,563	563,065
Core Laboratories NV	2,262	377,890
Dril-Quip, Inc.(1)	3,431	374,802
Exterran Holdings, Inc.(2)	5,222	234,938
12

	Shares	Value
Helmerich & Payne, Inc.	4,977	$577,879
Nabors Industries Ltd.(2)	22,108	649,312
Patterson-UTI Energy, Inc.(2)	11,489	401,426
RPC, Inc.(2)	23,186	544,639
Unit Corp.(1)	6,731	463,295
		4,187,246
FOOD AND STAPLES RETAILING — 0.6%
Rite Aid Corp.(1)(2)	75,237	539,449
Sysco Corp.	1,452	54,378
		593,827
FOOD PRODUCTS — 2.7%
Archer-Daniels-Midland Co.(2)	11,877	523,894
Kellogg Co.(2)	7,638	501,817
Keurig Green Mountain, Inc.(2)	4,939	615,449
Pilgrim's Pride Corp.(1)(2)	22,890	626,270
Tyson Foods, Inc., Class A(2)	15,105	567,042
		2,834,472
GAS UTILITIES — 0.4%
UGI Corp.(2)	8,134	410,767
HEALTH CARE EQUIPMENT AND SUPPLIES — 3.3%
Align Technology, Inc.(1)	3,306	185,268
Becton Dickinson and Co.(2)	4,551	538,383
Boston Scientific Corp.(1)(2)	26,097	333,259
C.R. Bard, Inc.(2)	3,890	556,309
DexCom, Inc.(1)	3,354	133,020
Hill-Rom Holdings, Inc.(2)	8,385	348,061
Insulet Corp.(1)	1,924	76,325
Medtronic, Inc.	3,433	218,888
St. Jude Medical, Inc.	2,634	182,404
Stryker Corp.	3,762	317,212
Thoratec Corp.(1)(2)	16,644	580,210
		3,469,339
HEALTH CARE PROVIDERS AND SERVICES — 2.1%
Cardinal Health, Inc.(2)	7,916	542,721
Centene Corp.(1)(2)	8,301	627,639
Health Net, Inc.(1)	13,381	555,847
Mednax, Inc.(1)(2)	6,883	400,246
VCA, Inc.(1)(2)	3,840	134,745
		2,261,198
HEALTH CARE TECHNOLOGY — 0.1%
Allscripts Healthcare Solutions, Inc.(1)	3,536	56,753
HOTELS, RESTAURANTS AND LEISURE — 3.2%
Bally Technologies, Inc.(1)(2)	6,847	449,985
Buffalo Wild Wings, Inc.(1)(2)	3,699	612,961

13

	Shares	Value
Cheesecake Factory, Inc. (The)	6,288	$291,889
Cracker Barrel Old Country Store, Inc.	3,974	395,691
Royal Caribbean Cruises Ltd.(2)	9,874	548,995
SeaWorld Entertainment, Inc.	8,165	231,315
Wendy's Co. (The)(2)	33,678	287,273
Wyndham Worldwide Corp.	7,374	558,359
		3,376,468
HOUSEHOLD DURABLES — 2.3%
Garmin Ltd.	1,790	109,011
Harman International Industries, Inc.	2,532	272,013
Newell Rubbermaid, Inc.(2)	16,571	513,535
NVR, Inc.(1)(2)	470	540,782
PulteGroup, Inc.(2)	25,488	513,838
Whirlpool Corp.(2)	3,176	442,163
		2,391,342
HOUSEHOLD PRODUCTS — 1.3%
Clorox Co.	2,872	262,501
Energizer Holdings, Inc.	4,945	603,438
Kimberly-Clark Corp.(2)	4,686	521,177
		1,387,116
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.5%
AES Corp. (The)(2)	34,088	530,068
INDUSTRIAL CONGLOMERATES — 0.4%
Danaher Corp.(2)	4,979	391,997
INSURANCE — 2.6%
American International Group, Inc.(2)	6,170	336,759
Amtrust Financial Services, Inc.(2)	11,983	501,009
Aspen Insurance Holdings Ltd.(2)	5,735	260,484
Hanover Insurance Group, Inc. (The)(2)	7,870	496,990
MBIA, Inc.(1)	18,592	205,256
Old Republic International Corp.(2)	28,930	478,502
RenaissanceRe Holdings Ltd.(2)	4,623	494,661
		2,773,661
INTERNET AND CATALOG RETAIL — 1.6%
Expedia, Inc.(2)	7,441	586,053
HomeAway, Inc.(1)(2)	14,390	501,060
HSN, Inc.(2)	9,446	559,581
		1,646,694
INTERNET SOFTWARE AND SERVICES — 0.9%
Conversant, Inc.(1)(2)	21,269	540,233
VeriSign, Inc.(1)(2)	9,563	466,770
		1,007,003
IT SERVICES — 1.9%
Amdocs Ltd.(2)	5,212	241,472

14

	Shares	Value
Computer Sciences Corp.	4,180	$264,176
Euronet Worldwide, Inc.(1)(2)	6,735	324,896
Jack Henry & Associates, Inc.(2)	8,527	506,760
NeuStar, Inc., Class A(1)(2)	7,666	199,469
Teradata Corp.(1)(2)	12,813	515,083
		2,051,856
LEISURE PRODUCTS — 0.7%
Brunswick Corp.(2)	8,051	339,189
Hasbro, Inc.(2)	7,861	417,026
		756,215
LIFE SCIENCES TOOLS AND SERVICES — 1.3%
Charles River Laboratories International, Inc.(1)	4,814	257,645
Covance, Inc.(1)	3,163	270,690
Illumina, Inc.(1)(2)	3,671	655,420
PerkinElmer, Inc.	3,594	168,343
		1,352,098
MACHINERY — 4.3%
Actuant Corp., Class A(2)	8,804	304,354
AGCO Corp.	2,753	154,774
Caterpillar, Inc.(2)	3,946	428,812
Dover Corp.	3,917	356,251
IDEX Corp.(2)	6,849	552,988
Joy Global, Inc.	2,192	134,983
Lincoln Electric Holdings, Inc.(2)	7,281	508,796
Manitowoc Co., Inc. (The)(2)	15,182	498,881
Oshkosh Corp.(2)	5,860	325,406
Snap-On, Inc.	3,887	460,687
Terex Corp.(2)	6,515	267,767
Toro Co. (The)	1,136	72,250
Valmont Industries, Inc.	1,396	212,122
WABCO Holdings, Inc.(1)(2)	2,900	309,778
		4,587,849
MARINE — 1.1%
Kirby Corp.(1)	4,893	573,166
Matson, Inc.(2)	22,072	592,413
		1,165,579
MEDIA — 2.0%
Cablevision Systems Corp., Class A(2)	30,347	535,624
John Wiley & Sons, Inc., Class A(2)	9,501	575,666
Live Nation Entertainment, Inc.(1)(2)	24,271	599,251
New York Times Co. (The), Class A	3,950	60,079
Starz - Liberty Capital(1)(2)	11,383	339,100
		2,109,720

15

	Shares	Value
METALS AND MINING — 1.9%
Commercial Metals Co.(2)	21,091	$365,085
Compass Minerals International, Inc.	5,671	542,942
Reliance Steel & Aluminum Co.	1,608	118,526
United States Steel Corp.(2)	23,049	600,196
Worthington Industries, Inc.(2)	8,410	361,966
		1,988,715
MULTI-UTILITIES — 0.7%
Vectren Corp.	5,172	219,810
Wisconsin Energy Corp.(2)	11,471	538,219
		758,029
MULTILINE RETAIL — 0.9%
Dillard's, Inc., Class A(2)	4,487	523,229
Macy's, Inc.(2)	8,355	484,757
		1,007,986
OIL, GAS AND CONSUMABLE FUELS — 3.6%
Anadarko Petroleum Corp.(2)	4,668	511,006
Denbury Resources, Inc.(2)	28,997	535,285
Encana Corp.(2)	22,947	544,073
EOG Resources, Inc.(2)	5,033	588,156
Gran Tierra Energy, Inc.(1)(2)	68,897	559,444
Kosmos Energy Ltd.(1)(2)	49,661	557,693
Occidental Petroleum Corp.	792	81,283
Valero Energy Corp.(2)	8,724	437,072
		3,814,012
PAPER AND FOREST PRODUCTS — 0.2%
International Paper Co.	5,201	262,495
PERSONAL PRODUCTS — 0.5%
Avon Products, Inc.(2)	35,997	525,916
PHARMACEUTICALS — 2.1%
AbbVie, Inc.	1,378	77,774
Akorn, Inc.(1)(2)	18,865	627,261
Johnson & Johnson(2)	4,530	473,929
Merck & Co., Inc.(2)	9,315	538,873
Pfizer, Inc.(2)	16,094	477,670
		2,195,507
PROFESSIONAL SERVICES — 1.0%
Manpowergroup, Inc.(2)	6,481	549,913
Towers Watson & Co., Class A	4,963	517,293
		1,067,206
REAL ESTATE INVESTMENT TRUSTS (REITs) — 2.1%
CommonWealth REIT	4,514	118,809
Host Hotels & Resorts, Inc.	23,695	521,527
Potlatch Corp.	13,331	551,903

16

	Shares	Value
PS Business Parks, Inc.	6,219	$519,224
Ryman Hospitality Properties, Inc.(2)	11,340	546,021
		2,257,484
REAL ESTATE MANAGEMENT AND DEVELOPMENT — 1.6%
Altisource Portfolio Solutions SA(1)	5,007	573,702
CBRE Group, Inc.(1)(2)	17,572	563,007
St Joe Co. (The)(1)	21,068	535,759
		1,672,468
ROAD AND RAIL — 0.3%
Avis Budget Group, Inc.(1)	5,312	317,073
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.3%
Broadcom Corp., Class A	5,562	206,461
Fairchild Semiconductor International, Inc.(1)(2)	23,944	373,526
Freescale Semiconductor Ltd.(1)(2)	13,222	310,717
International Rectifier Corp.(1)(2)	10,979	306,314
KLA-Tencor Corp.(2)	3,420	248,429
Microchip Technology, Inc.	1,613	78,731
Microsemi Corp.(1)(2)	5,257	140,677
ON Semiconductor Corp.(1)(2)	36,761	335,996
Semtech Corp.(1)	17,281	451,898
		2,452,749
SOFTWARE — 3.0%
Aspen Technology, Inc.(1)(2)	3,207	148,805
CA, Inc.	2,377	68,315
Cadence Design Systems, Inc.(1)(2)	32,792	573,532
Manhattan Associates, Inc.(1)	3,552	122,295
Mentor Graphics Corp.(2)	19,734	425,662
Oracle Corp.(2)	7,308	296,193
PTC, Inc.(1)(2)	12,031	466,803
Symantec Corp.(2)	23,193	531,120
Synopsys, Inc.(1)(2)	13,779	534,901
		3,167,626
SPECIALTY RETAIL — 3.6%
Aaron's, Inc.(2)	16,068	572,664
Best Buy Co., Inc.(2)	9,751	302,379
Buckle, Inc. (The)(2)	10,973	486,762
DSW, Inc., Class A	14,508	405,354
GameStop Corp., Class A(2)	14,369	581,513
Guess?, Inc.(2)	18,568	501,336
PetSmart, Inc.(2)	9,075	542,685
Staples, Inc.(2)	22,716	246,241
Urban Outfitters, Inc.(1)(2)	6,915	234,142
		3,873,076

17

	Shares	Value
TECHNOLOGY HARDWARE, STORAGE AND PERIPHERALS — 1.2%
Diebold, Inc.	1,921	$77,167
EMC Corp.(2)	4,689	123,508
Hewlett-Packard Co.	3,214	108,247
NetApp, Inc.(2)	11,442	417,862
SanDisk Corp.	3,797	396,521
Western Digital Corp.	1,157	106,791
		1,230,096
TEXTILES, APPAREL AND LUXURY GOODS — 2.2%
Columbia Sportswear Co.	5,139	424,738
Deckers Outdoor Corp.(1)(2)	5,962	514,699
Hanesbrands, Inc.(2)	5,413	532,856
Iconix Brand Group, Inc.(1)(2)	12,367	531,039
Steven Madden Ltd.(1)(2)	10,865	372,670
		2,376,002
THRIFTS AND MORTGAGE FINANCE — 0.5%
EverBank Financial Corp.(2)	28,301	570,548
TRADING COMPANIES AND DISTRIBUTORS — 0.6%
United Rentals, Inc.(1)	1,793	187,781
WESCO International, Inc.(1)	5,348	461,960
		649,741
TOTAL COMMON STOCKS (Cost $87,996,097)		102,924,777
TEMPORARY CASH INVESTMENTS — 3.4%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.75% - 0.875%, 1/31/18 - 2/28/18, valued at $805,670), in a joint trading account at 0.05%, dated 6/30/14, due 7/1/14 (Delivery value $789,457)		789,456
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.75%, 5/15/23, valued at $322,372), in a joint trading account at 0.01%, dated 6/30/14, due 7/1/14 (Delivery value $315,782)		315,782
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 3.125%, 11/15/41, valued at $644,269), in a joint trading account at 0.03%, dated 6/30/14, due 7/1/14 (Delivery value $631,566)		631,565
SSgA U.S. Government Money Market Fund, Class N	1,865,698	1,865,698
TOTAL TEMPORARY CASH INVESTMENTS (Cost $3,602,501)		3,602,501
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 100.3% (Cost $91,598,598)		106,527,278
COMMON STOCKS SOLD SHORT — (97.3)%
AEROSPACE AND DEFENSE — (1.5)%
DigitalGlobe, Inc.	(16,398)	(455,865)
Rockwell Collins, Inc.	(3,744)	(292,556)
TransDigm Group, Inc.	(2,150)	(359,609)
Triumph Group, Inc.	(7,248)	(506,055)
		(1,614,085)

18

	Shares	Value
AIR FREIGHT AND LOGISTICS — (1.4)%
Atlas Air Worldwide Holdings, Inc.	(9,035)	$(332,940)
CH Robinson Worldwide, Inc.	(9,033)	(576,215)
UTi Worldwide, Inc.	(55,866)	(577,654)
		(1,486,809)
AIRLINES — (0.5)%
Spirit Airlines, Inc.	(8,621)	(545,192)
AUTO COMPONENTS — (0.5)%
BorgWarner, Inc.	(828)	(53,977)
Lear Corp.	(5,450)	(486,794)
		(540,771)
AUTOMOBILES — (0.5)%
Thor Industries, Inc.	(8,982)	(510,806)
BANKS — (1.6)%
Bank of Hawaii Corp.	(2,005)	(117,673)
BankUnited, Inc.	(13,659)	(457,303)
City National Corp.	(1,693)	(128,262)
Commerce Bancshares, Inc.	(5,801)	(269,747)
Cullen/Frost Bankers, Inc.	(2,647)	(210,225)
FirstMerit Corp.	(4,650)	(91,837)
M&T Bank Corp.	(3,836)	(475,856)
		(1,750,903)
BEVERAGES — (1.0)%
Brown-Forman Corp., Class B	(5,357)	(504,469)
Constellation Brands, Inc., Class A	(6,170)	(543,762)
		(1,048,231)
BIOTECHNOLOGY — (1.7)%
ACADIA Pharmaceuticals, Inc.	(11,134)	(251,517)
Alnylam Pharmaceuticals, Inc.	(2,240)	(141,501)
BioMarin Pharmaceutical, Inc.	(2,821)	(175,494)
Clovis Oncology, Inc.	(3,488)	(144,438)
Intercept Pharmaceuticals, Inc.	(892)	(211,074)
Medivation, Inc.	(3,588)	(276,563)
Puma Biotechnology, Inc.	(4,595)	(303,270)
Synageva BioPharma Corp.	(2,860)	(299,728)
		(1,803,585)
BUILDING PRODUCTS — (1.2)%
Armstrong World Industries, Inc.	(9,959)	(571,946)
Fortune Brands Home & Security, Inc.	(13,574)	(542,010)
USG Corp.	(6,187)	(186,414)
		(1,300,370)
CAPITAL MARKETS — (3.0)%
Bank of New York Mellon Corp. (The)	(14,468)	(542,261)
Charles Schwab Corp. (The)	(18,424)	(496,158)

19

	Shares	Value
Eaton Vance Corp.	(10,530)	$(397,929)
Invesco Ltd.	(4,751)	(179,350)
LPL Financial Holdings, Inc.	(10,989)	(546,593)
Northern Trust Corp.	(7,036)	(451,782)
State Street Corp.	(8,236)	(553,953)
		(3,168,026)
CHEMICALS — (5.4)%
Agrium, Inc.	(4,074)	(373,301)
Air Products & Chemicals, Inc.	(4,349)	(559,368)
Chemtura Corp.	(18,561)	(484,999)
Cytec Industries, Inc.	(812)	(85,601)
Ecolab, Inc.	(4,114)	(458,053)
FMC Corp.	(5,488)	(390,691)
HB Fuller Co.	(10,650)	(512,265)
Intrepid Potash, Inc.	(4,032)	(67,576)
Mosaic Co. (The)	(10,555)	(521,945)
Praxair, Inc.	(2,818)	(374,343)
Rockwood Holdings, Inc.	(4,226)	(321,134)
Sensient Technologies Corp.	(7,713)	(429,768)
Tronox Ltd., Class A	(18,661)	(501,981)
Valhi, Inc.	(28,285)	(181,590)
WR Grace & Co.	(5,127)	(484,655)
		(5,747,270)
COMMERCIAL SERVICES AND SUPPLIES — (2.4)%
Clean Harbors, Inc.	(6,149)	(395,073)
Copart, Inc.	(12,943)	(465,430)
Covanta Holding Corp.	(26,178)	(539,529)
Interface, Inc.	(29,189)	(549,921)
Iron Mountain, Inc.	(18,312)	(649,160)
		(2,599,113)
COMMUNICATIONS EQUIPMENT — (0.8)%
EchoStar Corp., Class A	(6,116)	(323,781)
ViaSat, Inc.	(9,426)	(546,331)
		(870,112)
CONSTRUCTION AND ENGINEERING — (1.7)%
Chicago Bridge & Iron Co. NV	(6,424)	(438,117)
EMCOR Group, Inc.	(10,820)	(481,815)
Granite Construction, Inc.	(15,046)	(541,355)
MasTec, Inc.	(10,242)	(315,658)
		(1,776,945)
CONSUMER FINANCE — (0.1)%
Discover Financial Services	(1,611)	(99,850)
CONTAINERS AND PACKAGING — (1.1)%
Greif, Inc., Class A	(1,697)	(92,588)

20

	Shares	Value
MeadWestvaco Corp.	(11,080)	$(490,401)
Sealed Air Corp.	(15,620)	(533,736)
		(1,116,725)
DISTRIBUTORS — (0.3)%
Pool Corp.	(4,852)	(274,429)
DIVERSIFIED FINANCIAL SERVICES — (1.3)%
CME Group, Inc.	(4,032)	(286,070)
Intercontinental Exchange, Inc.	(2,752)	(519,853)
Leucadia National Corp.	(20,735)	(543,672)
		(1,349,595)
DIVERSIFIED TELECOMMUNICATION SERVICES — (0.6)%
tw telecom, Inc.	(16,197)	(652,901)
ELECTRIC UTILITIES — (0.8)%
ALLETE, Inc.	(9,981)	(512,524)
ITC Holdings Corp.	(8,862)	(323,286)
		(835,810)
ELECTRICAL EQUIPMENT — (0.5)%
Franklin Electric Co., Inc.	(13,482)	(543,729)
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — (2.0)%
Amphenol Corp., Class A	(5,450)	(525,053)
AVX Corp.	(40,065)	(532,063)
Belden, Inc.	(6,057)	(473,415)
SYNNEX Corp.	(7,889)	(574,714)
		(2,105,245)
ENERGY EQUIPMENT AND SERVICES — (3.9)%
Atwood Oceanics, Inc.	(10,526)	(552,404)
Bristow Group, Inc.	(6,942)	(559,664)
Cameron International Corp.	(6,067)	(410,796)
Dresser-Rand Group, Inc.	(8,493)	(541,259)
Hornbeck Offshore Services, Inc.	(11,964)	(561,351)
McDermott International, Inc.	(47,608)	(385,149)
Seadrill Ltd.	(14,207)	(567,570)
Tidewater, Inc.	(9,925)	(557,289)
		(4,135,482)
FOOD AND STAPLES RETAILING — (2.0)%
Casey's General Stores, Inc.	(5,951)	(418,296)
Costco Wholesale Corp.	(4,470)	(514,765)
Fresh Market, Inc. (The)	(10,117)	(338,616)
Pricesmart, Inc.	(4,122)	(358,779)
United Natural Foods, Inc.	(7,751)	(504,590)
		(2,135,046)
FOOD PRODUCTS — (2.4)%
Darling Ingredients, Inc.	(26,365)	(551,028)
Flowers Foods, Inc.	(11,711)	(246,868)

21

	Shares	Value
Hain Celestial Group, Inc. (The)	(5,679)	$(503,954)
McCormick & Co., Inc.	(3,942)	(282,208)
Post Holdings, Inc.	(9,171)	(466,896)
WhiteWave Foods Co., Class A	(15,064)	(487,622)
		(2,538,576)
GAS UTILITIES — (1.2)%
Piedmont Natural Gas Co., Inc.	(9,138)	(341,853)
South Jersey Industries, Inc.	(7,471)	(451,323)
WGL Holdings, Inc.	(10,323)	(444,921)
		(1,238,097)
HEALTH CARE EQUIPMENT AND SUPPLIES — (1.7)%
Abbott Laboratories	(13,441)	(549,737)
Cooper Cos., Inc. (The)	(1,305)	(176,867)
IDEXX Laboratories, Inc.	(4,095)	(546,969)
Sirona Dental Systems, Inc.	(6,705)	(552,894)
		(1,826,467)
HEALTH CARE PROVIDERS AND SERVICES — (3.6)%
Acadia Healthcare Co., Inc.	(11,547)	(525,389)
Air Methods Corp.	(9,434)	(487,266)
AmerisourceBergen Corp.	(7,600)	(552,216)
Community Health Systems, Inc.	(13,979)	(634,227)
MWI Veterinary Supply, Inc.	(3,679)	(522,381)
Owens & Minor, Inc.	(15,538)	(527,981)
Tenet Healthcare Corp.	(12,197)	(572,527)
		(3,821,987)
HOTELS, RESTAURANTS AND LEISURE — (2.7)%
BJ's Restaurants, Inc.	(6,179)	(215,709)
Bob Evans Farms, Inc.	(10,920)	(546,546)
Carnival Corp.	(13,281)	(500,030)
Life Time Fitness, Inc.	(10,063)	(490,470)
Norwegian Cruise Line Holdings Ltd.	(16,224)	(514,301)
Starbucks Corp.	(7,336)	(567,660)
		(2,834,716)
HOUSEHOLD DURABLES — (3.2)%
DR Horton, Inc.	(19,741)	(485,234)
Lennar Corp., Class A	(11,515)	(483,400)
M.D.C. Holdings, Inc.	(18,287)	(553,913)
Ryland Group, Inc.	(6,920)	(272,925)
Standard Pacific Corp.	(49,654)	(427,024)
Tempur Sealy International, Inc.	(10,098)	(602,851)
Toll Brothers, Inc.	(15,107)	(557,448)
		(3,382,795)
INSURANCE — (3.9)%
Arthur J Gallagher & Co.	(1,956)	(91,150)

22

	Shares	Value
CNO Financial Group, Inc.	(32,032)	$(570,170)
Enstar Group Ltd.	(995)	(149,976)
Loews Corp.	(12,110)	(532,961)
Marsh & McLennan Cos., Inc.	(10,484)	(543,281)
Platinum Underwriters Holdings Ltd.	(7,828)	(507,646)
ProAssurance Corp.	(11,601)	(515,084)
Prudential Financial, Inc.	(3,410)	(302,706)
RLI Corp.	(11,793)	(539,883)
White Mountains Insurance Group Ltd.	(673)	(409,480)
		(4,162,337)
INTERNET SOFTWARE AND SERVICES — (1.3)%
Dealertrack Technologies, Inc.	(13,016)	(590,145)
Pandora Media, Inc.	(19,353)	(570,914)
Rackspace Hosting, Inc.	(5,935)	(199,772)
		(1,360,831)
IT SERVICES — (3.3)%
Alliance Data Systems Corp.	(1,430)	(402,187)
Automatic Data Processing, Inc.	(4,446)	(352,479)
CoreLogic, Inc.	(17,835)	(541,471)
FleetCor Technologies, Inc.	(4,365)	(575,307)
Leidos Holdings, Inc.	(14,039)	(538,255)
MAXIMUS, Inc.	(4,735)	(203,700)
Total System Services, Inc.	(7,906)	(248,327)
WEX, Inc.	(5,735)	(602,003)
		(3,463,729)
MACHINERY — (3.2)%
Chart Industries, Inc.	(7,179)	(593,990)
CLARCOR, Inc.	(9,192)	(568,525)
Ingersoll-Rand plc	(8,162)	(510,207)
ITT Corp.	(9,876)	(475,036)
Middleby Corp. (The)	(4,026)	(333,031)
Nordson Corp.	(4,513)	(361,897)
Wabtec Corp.	(6,793)	(561,034)
		(3,403,720)
MEDIA — (3.5)%
AMC Networks, Inc., Class A	(7,551)	(464,311)
Charter Communications, Inc., Class A	(3,786)	(599,627)
Cinemark Holdings, Inc.	(10,315)	(364,738)
DISH Network Corp., Class A	(7,261)	(472,546)
DreamWorks Animation SKG, Inc., Class A	(14,920)	(347,039)
Loral Space & Communications, Inc.	(7,248)	(526,857)
Sinclair Broadcast Group, Inc., Class A	(1,740)	(60,465)
Tribune Co.	(4,043)	(343,857)
Twenty-First Century Fox, Inc.	(15,199)	(534,245)
		(3,713,685)

23

	Shares	Value
METALS AND MINING — (3.5)%
Allegheny Technologies, Inc.	(12,887)	$(581,204)
Carpenter Technology Corp.	(8,093)	(511,882)
Goldcorp, Inc.	(13,377)	(373,352)
Hecla Mining Co.	(30,143)	(103,993)
New Gold, Inc.	(81,327)	(518,053)
Nucor Corp.	(9,982)	(491,614)
Royal Gold, Inc.	(2,078)	(158,177)
Stillwater Mining Co.	(25,858)	(453,808)
Tahoe Resources, Inc.	(21,995)	(576,269)
		(3,768,352)
MULTI-UTILITIES — (1.5)%
Dominion Resources, Inc.	(6,912)	(494,346)
MDU Resources Group, Inc.	(15,569)	(546,472)
NiSource, Inc.	(11,215)	(441,198)
Sempra Energy	(1,416)	(148,270)
		(1,630,286)
MULTILINE RETAIL — (0.6)%
Family Dollar Stores, Inc.	(9,057)	(599,030)
OIL, GAS AND CONSUMABLE FUELS — (5.1)%
CONSOL Energy, Inc.	(11,235)	(517,597)
Continental Resources, Inc.	(3,429)	(541,919)
Diamondback Energy, Inc.	(7,364)	(653,923)
Enbridge, Inc.	(10,870)	(515,999)
Energen Corp.	(5,380)	(478,174)
Gulfport Energy Corp.	(6,397)	(401,732)
Kinder Morgan, Inc.	(2,885)	(104,610)
Noble Energy, Inc.	(7,464)	(578,161)
Pioneer Natural Resources Co.	(578)	(132,830)
Range Resources Corp.	(610)	(53,040)
Spectra Energy Corp.	(7,428)	(315,541)
Tesoro Corp.	(1,219)	(71,519)
Whiting Petroleum Corp.	(4,768)	(382,632)
Williams Cos., Inc. (The)	(11,413)	(664,351)
		(5,412,028)
PAPER AND FOREST PRODUCTS — (0.2)%
Louisiana-Pacific Corp.	(17,071)	(256,406)
PHARMACEUTICALS — (1.5)%
Hospira, Inc.	(8,899)	(457,142)
Jazz Pharmaceuticals plc	(1,118)	(164,357)
Pacira Pharmaceuticals, Inc.	(3,586)	(329,410)
Perrigo Co. plc	(3,415)	(497,770)
Valeant Pharmaceuticals International, Inc.	(1,383)	(174,424)
		(1,623,103)

24

	Shares	Value
PROFESSIONAL SERVICES — (0.7)%
Advisory Board Co. (The)	(4,605)	$(238,539)
IHS, Inc., Class A	(4,081)	(553,669)
		(792,208)
REAL ESTATE INVESTMENT TRUSTS (REITs) — (1.2)%
American Realty Capital Properties, Inc.	(13,344)	(167,200)
Plum Creek Timber Co., Inc.	(12,028)	(542,463)
Weingarten Realty Investors	(7,223)	(237,203)
WP Carey, Inc.	(5,599)	(360,576)
		(1,307,442)
REAL ESTATE MANAGEMENT AND DEVELOPMENT — (1.1)%
Alexander & Baldwin, Inc.	(13,733)	(569,233)
Howard Hughes Corp. (The)	(3,490)	(550,827)
		(1,120,060)
ROAD AND RAIL — (1.0)%
JB Hunt Transport Services, Inc.	(6,769)	(499,417)
Kansas City Southern	(5,098)	(548,086)
		(1,047,503)
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — (1.3)%
Altera Corp.	(13,255)	(460,744)
SunEdison, Inc.	(29,571)	(668,305)
SunPower Corp.	(5,345)	(219,038)
		(1,348,087)
SOFTWARE — (2.0)%
CommVault Systems, Inc.	(7,113)	(349,746)
Concur Technologies, Inc.	(6,234)	(581,881)
Solera Holdings, Inc.	(8,168)	(548,481)
Tyler Technologies, Inc.	(6,661)	(607,550)
Workday, Inc., Class A	(695)	(62,453)
		(2,150,111)
SPECIALTY RETAIL — (4.7)%
Abercrombie & Fitch Co., Class A	(1,256)	(54,322)
American Eagle Outfitters, Inc.	(49,375)	(553,988)
Cabela's, Inc.	(8,132)	(507,437)
CarMax, Inc.	(11,690)	(607,997)
Conn's, Inc.	(11,431)	(564,577)
Dick's Sporting Goods, Inc.	(7,423)	(345,615)
L Brands, Inc.	(9,078)	(532,515)
Lumber Liquidators Holdings, Inc.	(5,001)	(379,826)
Penske Automotive Group, Inc.	(9,135)	(452,182)
Rent-A-Center, Inc.	(11,350)	(325,518)
Tiffany & Co.	(2,622)	(262,855)
Ulta Salon Cosmetics & Fragrance, Inc.	(4,780)	(436,940)
		(5,023,772)

25

	Shares	Value
TECHNOLOGY HARDWARE, STORAGE AND PERIPHERALS — (1.1)%
NCR Corp.	(15,967)	$(560,282)
Stratasys Ltd.	(5,237)	(595,080)
		(1,155,362)
TEXTILES, APPAREL AND LUXURY GOODS — (1.9)%
Carter's, Inc.	(7,665)	(528,348)
NIKE, Inc., Class B	(6,516)	(505,316)
Ralph Lauren Corp.	(2,141)	(344,037)
Under Armour, Inc., Class A	(11,152)	(663,433)
		(2,041,134)
THRIFTS AND MORTGAGE FINANCE — (1.8)%
Astoria Financial Corp.	(31,761)	(427,186)
Capitol Federal Financial, Inc.	(38,826)	(472,124)
People's United Financial, Inc.	(36,963)	(560,729)
Washington Federal, Inc.	(18,052)	(404,906)
		(1,864,945)
TOBACCO — (0.5)%
Universal Corp.	(9,416)	(521,176)
TRADING COMPANIES AND DISTRIBUTORS — (1.3)%
Fastenal Co.	(9,498)	(470,056)
GATX Corp.	(8,085)	(541,210)
MSC Industrial Direct Co., Inc., Class A	(4,366)	(417,564)
		(1,428,830)
WIRELESS TELECOMMUNICATION SERVICES — (0.5)%
United States Cellular Corp.	(12,626)	(515,141)
TOTAL COMMON STOCKS SOLD SHORT — (97.3)% (Proceeds $94,394,993)		(103,362,946)
OTHER ASSETS AND LIABILITIES(3) — 97.0%		103,088,510
TOTAL NET ASSETS — 100.0%		$106,252,842

NOTES TO SCHEDULE OF INVESTMENTS

(1)	Non-income producing.

(2)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on securities sold short. At the period end, the aggregate value of securities pledged was $60,871,350.

(3)	Amount relates primarily to deposits with broker for securities sold short at period end.

See Notes to Financial Statements.

26

Statement of Assets and Liabilities

JUNE 30, 2014
Assets
Investment securities, at value (cost of $91,598,598)	$106,527,278
Cash	2,225
Deposits with broker for securities sold short	103,278,143
Receivable for capital shares sold	289,891
Dividends and interest receivable	72,065
210,169,602

Liabilities
Securities sold short, at value (proceeds of $94,394,993)	103,362,946
Payable for capital shares redeemed	350,675
Accrued management fees	117,559
Distribution and service fees payable	11,899
Dividend expense payable on securities sold short	73,681
103,916,760

Net Assets	$106,252,842

Net Assets Consist of:
Capital (par value and paid-in surplus)	$109,602,633
Accumulated net investment loss	(754,355)
Accumulated net realized loss	(8,556,163)
Net unrealized appreciation	5,960,727
$106,252,842

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$50,641,444	4,506,488	$11.24
Institutional Class, $0.01 Par Value	$16,809,860	1,473,654	$11.41
A Class, $0.01 Par Value	$31,354,433	2,839,795	$11.04*
C Class, $0.01 Par Value	$5,729,196	549,827	$10.42
R Class, $0.01 Par Value	$1,717,909	158,571	$10.83
*Maximum offering price $11.71 (net asset value divided by 0.9425).

See Notes to Financial Statements.

27

Statement of Operations

YEAR ENDED JUNE 30, 2014
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $2,523)	$983,126
Interest	542
983,668

Expenses:
Dividend expense on securities sold short	945,593
Broker fees and charges on securities sold short	171,463
Management fees	976,013
Distribution and service fees:
A Class	58,602
C Class	49,139
R Class	7,226
Directors' fees and expenses	4,151
Other expenses	40
2,212,227

Net investment income (loss)	(1,228,559)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	8,184,352
Securities sold short transactions	(5,722,369)
Foreign currency transactions	160
2,462,143

Change in net unrealized appreciation (depreciation) on:
Investments	8,000,597
Securities sold short	(7,021,548)
Translation of assets and liabilities in foreign currencies	(4)
979,045

Net realized and unrealized gain (loss)	3,441,188

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,212,629

See Notes to Financial Statements.

28

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2014 AND JUNE 30, 2013
Increase (Decrease) in Net Assets	June 30, 2014	June 30, 2013
Operations
Net investment income (loss)	$(1,228,559)	$(630,670)
Net realized gain (loss)	2,462,143	2,868,722
Change in net unrealized appreciation (depreciation)	979,045	(1,251,346)
Net increase (decrease) in net assets resulting from operations	2,212,629	986,706

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	58,107,021	(22,929,637)

Net increase (decrease) in net assets	60,319,650	(21,942,931)

Net Assets
Beginning of period	45,933,192	67,876,123
End of period	$106,252,842	$45,933,192

Accumulated net investment loss	$(754,355)	$(319,360)

See Notes to Financial Statements.

29

Notes to Financial Statements

JUNE 30, 2014

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Equity Market Neutral Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital appreciation independent of equity market conditions.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been

30

declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities Sold Short — The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges to the broker on the assets borrowed for securities sold short. These fees are calculated daily based upon the value of each security sold short and a rate that is dependent on the availability of such security. Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized foreign currency exchange gains or losses related to securities sold short are a component of net realized gain (loss) on securities sold short transactions and change in net unrealized appreciation (depreciation) on securities sold short, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

31

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and short sales. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and short sales.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, expenses on securities sold short, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 1.0480% to 1.2300%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended June 30, 2014 was 1.38% for the Investor Class, A Class, C Class and R Class and 1.18% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2014 are detailed in the Statement of Operations.

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Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended June 30, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the year ended June 30, 2014 were $154,512,153 and $158,361,912, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2014		Year ended June 30, 2013
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	40,000,000		50,000,000
Sold	4,167,692	$46,504,446	717,061	$7,634,531
Redeemed	(1,322,752)	(14,744,863)	(1,239,380)	(13,161,107)
	2,844,940	31,759,583	(522,319)	(5,526,576)
Institutional Class/Shares Authorized	10,000,000		50,000,000
Sold	1,584,808	17,845,989	137,867	1,490,538
Redeemed	(522,372)	(5,868,679)	(253,874)	(2,732,320)
	1,062,436	11,977,310	(116,007)	(1,241,782)
A Class/Shares Authorized	20,000,000		70,000,000
Sold	2,785,296	30,631,505	433,325	4,544,382
Redeemed	(1,597,487)	(17,540,509)	(1,892,656)	(19,750,815)
	1,187,809	13,090,996	(1,459,331)	(15,206,433)
C Class/Shares Authorized	10,000,000		10,000,000
Sold	205,123	2,127,456	33,360	333,152
Redeemed	(88,675)	(914,954)	(183,085)	(1,829,832)
	116,448	1,212,502	(149,725)	(1,496,680)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	66,960	724,675	91,159	943,682
Redeemed	(61,969)	(658,045)	(38,809)	(401,848)
	4,991	66,630	52,350	541,834
Net increase (decrease)	5,216,624	$58,107,021	(2,195,032)	$(22,929,637)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

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The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$102,924,777	—	—
Temporary Cash Investments	1,865,698	$1,736,803	—
	$104,790,475	$1,736,803	—

Liabilities
Securities Sold Short
Common Stocks	$(103,362,946)	—	—

7. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

If the fund is overweighted in a stock or sector, any negative development related to that stock or sector will have a greater impact on the fund than other funds that are not overweighted in that stock or sector.

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the years ended June 30, 2014 and June 30, 2013.

As of June 30, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$91,659,477
Gross tax appreciation of investments	$15,972,741
Gross tax depreciation of investments	(1,104,940)
Net tax appreciation (depreciation) of investments	$14,867,801
Net tax appreciation (depreciation) on securities sold short	$(9,052,080)
Net tax appreciation (depreciation)	$5,815,721
Undistributed ordinary income	—
Accumulated short-term capital losses	$(5,253,967)
Late-year ordinary loss deferral	$(754,355)
Post-October capital loss deferral	$(3,157,190)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2018.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data							Ratios and Supplemental Data
		Income From Investment Operations:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$10.78	(0.17)	0.63	0.46	$11.24	4.27%	2.92%	1.38%	(1.56)%	226%	$50,641
2013	$10.54	(0.11)	0.35	0.24	$10.78	2.28%	3.07%	1.39%	(1.00)%	222%	$17,916
2012	$10.37	(0.22)	0.39	0.17	$10.54	1.64%	3.38%	1.40%	(2.07)%	252%	$23,019
2011	$10.00	(0.22)	0.59	0.37	$10.37	3.70%	3.50%	1.42%	(2.34)%	261%	$21,866
2010	$10.01	(0.17)	0.16	(0.01)	$10.00	(0.10)%	3.09%	1.42%	(1.68)%	140%	$16,570
Institutional Class
2014	$10.92	(0.15)	0.64	0.49	$11.41	4.49%	2.72%	1.18%	(1.36)%	226%	$16,810
2013	$10.65	(0.08)	0.35	0.27	$10.92	2.54%	2.87%	1.19%	(0.80)%	222%	$4,491
2012	$10.46	(0.20)	0.39	0.19	$10.65	1.82%	3.18%	1.20%	(1.87)%	252%	$5,618
2011	$10.07	(0.26)	0.65	0.39	$10.46	3.87%	3.30%	1.22%	(2.14)%	261%	$4,194
2010	$10.06	(0.16)	0.17	0.01	$10.07	0.10%	2.89%	1.22%	(1.48)%	140%	$11,882
A Class
2014	$10.62	(0.20)	0.62	0.42	$11.04	3.95%	3.17%	1.63%	(1.81)%	226%	$31,354
2013	$10.41	(0.13)	0.34	0.21	$10.62	2.02%	3.32%	1.64%	(1.25)%	222%	$17,545
2012	$10.27	(0.24)	0.38	0.14	$10.41	1.36%	3.63%	1.65%	(2.32)%	252%	$32,386
2011	$9.93	(0.26)	0.60	0.34	$10.27	3.42%	3.75%	1.67%	(2.59)%	261%	$28,691
2010	$9.96	(0.19)	0.16	(0.03)	$9.93	(0.30)%	3.34%	1.67%	(1.93)%	140%	$72,781

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For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data							Ratios and Supplemental Data
		Income From Investment Operations:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2014	$10.10	(0.26)	0.58	0.32	$10.42	3.17%	3.92%	2.38%	(2.56)%	226%	$5,729
2013	$9.97	(0.20)	0.33	0.13	$10.10	1.30%	4.07%	2.39%	(2.00)%	222%	$4,377
2012	$9.91	(0.31)	0.37	0.06	$9.97	0.61%	4.38%	2.40%	(3.07)%	252%	$5,815
2011	$9.65	(0.32)	0.58	0.26	$9.91	2.69%	4.50%	2.42%	(3.34)%	261%	$6,845
2010	$9.76	(0.26)	0.15	(0.11)	$9.65	(1.13)%	4.09%	2.42%	(2.68)%	140%	$10,543
R Class
2014	$10.45	(0.22)	0.60	0.38	$10.83	3.64%	3.42%	1.88%	(2.06)%	226%	$1,718
2013	$10.26	(0.16)	0.35	0.19	$10.45	1.85%	3.57%	1.89%	(1.50)%	222%	$1,604
2012	$10.15	(0.26)	0.37	0.11	$10.26	1.08%	3.88%	1.90%	(2.57)%	252%	$1,039
2011	$9.84	(0.26)	0.57	0.31	$10.15	3.15%	4.00%	1.92%	(2.84)%	261%	$837
2010	$9.89	(0.21)	0.16	(0.05)	$9.84	(0.51)%	3.59%	1.92%	(2.18)%	140%	$586

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Equity Market Neutral Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Market Neutral Fund (one of the fifteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2014

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Management

Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes(1) (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	None
(1) Myron S. Scholes resigned as director effective July 31, 2014.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

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Approval of Management Agreement

At a meeting held on June 13, 2014, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees (the “Directors”), including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed

42

different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency

43

and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

44

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

45

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

46

Notes

47

Notes

48

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-82883 1408

ANNUAL REPORT	JUNE 30, 2014

Global Gold Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2014. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Aggressive Monetary Policies Boosted Stock and Bond Returns

Stimulative monetary policies and expectations of economic improvement, interspersed with concerns about weaker-than-expected economic data and geopolitical conflicts, helped drive financial market returns during the reporting period. We believe the combination of longer-term optimism about global economic growth, low costs of capital, and central bank purchases of fixed income securities helped persuade investors to seek risk and yield, especially in the U.S. and Europe. Stock index returns were strong in these markets, particularly at the smaller capitalization end of the company size spectrum. The MSCI Europe and S&P 500® indices advanced 29.28% and 24.61%, respectively.

Remarkably, for a period in which stock market performance was so strong, government bond performance was also generally positive. Not surprisingly, U.S. corporate high-yield bonds posted double-digit returns, but the 30-year U.S. Treasury bond also outperformed most broader bond market measures. In addition, a generally weaker U.S. dollar during the reporting period meant that international bond returns for U.S. investors with currency exposure were generally higher than U.S. bonds returns. The Barclays Global Aggregate Bond and Barclays U.S. Aggregate Bond indices returned 7.39% and 4.37%, respectively.

Looking ahead, we see signs of sustained moderate economic growth in the second half of 2014, but headwinds persist. In the U.S., which was supposed to be an economic growth leader this year, housing market momentum has slowed, interest rates could rise, and economic growth and U.S. employment levels remain subpar compared with past post-recession periods. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BGEIX	13.99%	-3.58%	4.09%	2.50%	8/17/88
NYSE Arca Gold Miners Index	—	9.61%	-5.77%	N/A(1)	N/A(1)	—
MSCI World Index	—	24.05%	14.98%	7.24%	7.45%(2)	—
Institutional Class	AGGNX	14.26%	-3.38%	—	-4.60%	9/28/07
A Class(3)	ACGGX					5/6/98
No sales charge*		13.84%	-3.81%	3.84%	5.02%
With sales charge*		7.25%	-4.94%	3.23%	4.63%
C Class	AGYCX	12.95%	-4.53%	—	-5.74%	9/28/07
R Class	AGGWX	13.56%	-4.04%	—	-5.26%	9/28/07

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Benchmark total return data first available October 2004.

(2)	Since August 31, 1988, the date nearest the Investor Class’s inception for which data are available.

(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks. Gold stocks are generally considered speculative because of high share price volatility. The price of gold will likely impact the value of the companies in which the fund invests.
Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

3

Growth of $10,000 Over 10 Years*
$10,000 investment made June 30, 2004

Value on June 30, 2014
Investor Class — $14,930

MSCI World Index — $20,134

*	Since NYSE Arca Gold Miners Index total return data is only available from October 2004, it is not included in the line chart.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.68%	0.48%	0.93%	1.68%	1.18%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks. Gold stocks are generally considered speculative because of high share price volatility. The price of gold will likely impact the value of the companies in which the fund invests.
Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Portfolio Commentary

Portfolio Managers: Bill Martin and Lynette Pang

Performance Summary

Global Gold advanced 13.99%* for the 12 months ended June 30, 2014. The portfolio’s benchmark, the NYSE Arca Gold Miners Index, advanced 9.61% for the same period. The fund’s return reflects operating expenses, while the benchmark’s return does not.

Volatile Gold Finished Period Strong

Gold bullion experienced wide price swings during the 12-month period. During the first six months, assumptions about Federal Reserve (Fed) tapering of quantitative easing (QE), along with the actual December 2013 announcement that the Fed would begin reducing its monthly bond purchases in January 2014, put pressure on gold prices. Investors viewed the unwinding of QE as the removal of a key longer-term inflation trigger that had been supporting higher gold bullion prices. At the same time, a surge in global supply combined with reduced demand, particularly in India, where the government imposed restrictions on gold imports, contributed to the downward trend in gold prices and gold mining stocks.

The backdrop for gold prices and gold mining stocks improved dramatically in early 2014. Weak economic news out of the emerging markets, Russia’s actions in Crimea and Ukraine, and mounting tensions in the Middle East led to a rally in gold prices. In addition, inflation climbed modestly higher in the U.S., U.K., and Japan, and the U.S. dollar weakened against most major currencies—other positive factors for gold.

Overall for the 12-month period, gold prices increased more than 10%, according to the London Gold Market Fixing, spurring a rally in gold mining stocks.

Production Costs Influenced Mining Stocks’ Performance

Although it advanced for the period, the gold stock benchmark generally underperformed the price of gold. Concerns about rising production costs, including higher operating expenses for energy, parts, and labor, drove the underperformance. In addition, higher gold prices encouraged companies to extract harder-to-reach or lower-grade metal, driving production costs higher. Because it’s more expensive to mine this ore, the best time for companies to do so is when they can sell it at higher prices. Furthermore, geopolitical risks, which helped lift the price of gold, had the opposite effect on gold stocks, as investors worried some mining countries would increase fees or taxes to meet political goals.

The fund’s outperformance relative to the benchmark primarily was due to security selection. In particular, smaller-cap exploration firms and weightings in gold royalty firms generated the bulk of the outperformance.

Positioning Favored Quality

The fund typically holds a 20% allocation to explorers and emerging producers, which are more closely tied to the performance of the metal than the larger gold producers. The team increased the quality of this allocation by focusing on higher-grade projects and operations in “safe” geopolitical jurisdictions, while avoiding companies requiring financing in the next two years.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

To counteract concerns about rising production costs, the team held an overweight position in stocks of companies with pre-negotiated revenue streams and the ability to participate in the upside of production growth. The team believes these companies should perform well when financing is tight.

Canada Led Contributors

Overall, stock selection in Canada and the U.S., along with an overweight position in Canadian gold companies and an underweight in U.S. firms, contributed to the portfolio’s relative performance. In terms of individual holdings, an overweight position in Canada’s Franco-Nevada, a gold-focused royalty and streaming company, contributed favorably to fund performance. As a royalty company, Franco-Nevada avoided the production risks facing many mining companies. Additionally, a solid balance sheet, strong dividend, and an optimistic outlook toward the mineral sites the company is testing pushed the stock price higher.

In addition, a portfolio-only position in Canada’s Tahoe Resources, a silver mining company, contributed to performance. The company began production at its low-cost, high-grade Escobal mine in Guatemala, one of the world’s largest silver mines.

U.K., South Africa Were Main Detractors

Stock selection in the United Kingdom and South Africa detracted from relative results. In terms of individual holdings, an underweight position in Sibanye Gold, a South Africa-based gold mining company, weighed on the fund’s relative performance. Despite the ongoing threat of long-term strikes from South African miners and a struggling national economy, the company’s stock advanced on growing production, contained costs, and an attractive dividend yield.

In addition, a portfolio-only position in U.K.-based Fresnillo, a gold and silver mining company with operations in Mexico, detracted from relative results. The company faced legal and royalty challenges in 2013, which constrained production. It also reported a sharp drop in profits and a flat outlook for 2014 silver production, which drove down the stock price.

Security Selection Remains Key

Although gold prices have recovered from the recent lows of December 2013, the investment team remains cautious toward the near-term prospects for gold mining stocks. The team believes longer-term support for gold prices could come in the form of strong demand from central banks in the emerging markets, inflationary monetary and fiscal policies in the developed world, and rising consumer demand from emerging economies.

With gold mining companies continuing to face production cost and geopolitical challenges, the team believes security selection remains crucial. In particular, the team favors companies with higher-quality means, proven reserves, and healthier balance sheets. The team will seek to provide an investment that moves in line with gold prices and add value wherever possible.

6

Fund Characteristics

JUNE 30, 2014
Top Ten Holdings	% of net assets
Goldcorp, Inc.(1)	12.2%
Barrick Gold Corp.	9.1%
Franco-Nevada Corp.	5.9%
Randgold Resources Ltd. ADR	5.8%
Agnico-Eagle Mines Ltd.(1)	5.0%
Silver Wheaton Corp.	4.8%
Newmont Mining Corp.	4.8%
Royal Gold, Inc.	4.5%
Yamana Gold, Inc.(1)	4.3%
AngloGold Ashanti Ltd.(1)	3.0%
(1) Includes shares traded on all exchanges.

Geographic Composition	% of net assets
Canada	71.7%
United States	11.0%
United Kingdom	6.5%
South Africa	4.8%
Australia	2.6%
Peru	1.9%
China	0.4%
Hong Kong	0.1%
Cash and Equivalents(2)	1.0%
(2) Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	87.8%
Domestic Common Stocks	11.0%
Warrants	0.2%
Total Equity Exposure	99.0%
Temporary Cash Investments	1.6%
Other Assets and Liabilities	(0.6)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2014 to June 30, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period(1) 1/1/14 – 6/30/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,266.30	$3.76	0.67%
Institutional Class	$1,000	$1,267.30	$2.64	0.47%
A Class	$1,000	$1,264.70	$5.17	0.92%
C Class	$1,000	$1,260.70	$9.36	1.67%
R Class	$1,000	$1,263.30	$6.57	1.17%
Hypothetical
Investor Class	$1,000	$1,021.47	$3.36	0.67%
Institutional Class	$1,000	$1,022.46	$2.36	0.47%
A Class	$1,000	$1,020.23	$4.61	0.92%
C Class	$1,000	$1,016.51	$8.35	1.67%
R Class	$1,000	$1,018.99	$5.86	1.17%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

JUNE 30, 2014

	Shares	Value
COMMON STOCKS — 98.8%
AUSTRALIA — 2.6%
Newcrest Mining Ltd.(1)	1,271,213	$12,610,217
CANADA — 71.5%
Agnico-Eagle Mines Ltd.	390,166	14,940,437
Agnico-Eagle Mines Ltd. New York Shares	250,000	9,575,000
Alacer Gold Corp.	820,100	2,175,046
Alamos Gold, Inc.	410,900	4,155,017
Argonaut Gold, Inc.(1)	888,400	3,679,985
ATAC Resources Ltd.(1)	2,801,700	3,177,037
AuRico Gold, Inc.	877,731	3,750,952
B2Gold Corp.(1)	3,741,582	10,905,131
Barrick Gold Corp.	2,466,112	45,129,849
Continental Gold Ltd.(1)	621,000	2,036,924
Detour Gold Corp.(1)	521,901	7,140,954
Dundee Precious Metals, Inc.(1)	541,000	2,590,797
Eldorado Gold Corp.	1,666,400	12,743,380
First Majestic Silver Corp.(1)	244,500	2,641,943
Franco-Nevada Corp.	507,394	29,125,048
GoGold Resources, Inc.(1)	6,166,125	8,899,145
Gold Standard Ventures Corp. (Acquired 2/25/14, Cost $3,843,794)(1)(2)(3)	5,918,108	4,658,836
Goldcorp, Inc.	2,119,776	59,160,235
Goldcorp, Inc. New York Shares	39,500	1,102,445
Guyana Goldfields, Inc.(1)	1,621,621	3,920,887
IAMGOLD Corp.	479,119	1,971,166
Kinross Gold Corp.(1)	1,900,052	7,870,512
Kinross Gold Corp. New York Shares(1)	1,354,457	5,607,452
MAG Silver Corp.(1)	252,500	2,387,634
Midas Gold Corp.(1)	768,200	590,342
Nevsun Resources Ltd.	220,400	826,203
New Gold, Inc.(1)	2,323,100	14,739,128
OceanaGold Corp.(1)	322,300	999,778
Osisko Gold Royalties Ltd.(1)	176,790	2,659,181
Pan American Silver Corp.	96,870	1,485,210
Pan American Silver Corp. NASDAQ Shares	174,400	2,677,040
Premier Gold Mines Ltd.(1)	1,198,800	3,314,240
Pretium Resources, Inc.(1)	143,400	1,186,657
Primero Mining Corp.(1)	585,812	4,693,962
Roxgold, Inc.(1)	1,184,000	943,161
Sandstorm Gold Ltd.(1)	566,207	3,931,956
SEMAFO, Inc.	372,000	1,746,610
Silver Wheaton Corp.	904,600	23,763,842
Tahoe Resources, Inc.(1)	276,000	7,226,878

10

	Shares	Value
Timmins Gold Corp.(1)	667,800	$1,195,350
Torex Gold Resources, Inc.(1)	4,994,290	7,629,158
Virginia Mines, Inc.(1)	319,300	3,641,705
Yamana Gold, Inc.	1,794,223	14,763,391
Yamana Gold, Inc. New York Shares	789,081	6,486,246
		353,845,850
CHINA — 0.4%
Zhaojin Mining Industry Co. Ltd.	840,000	480,130
Zijin Mining Group Co. Ltd., H Shares	6,218,000	1,412,015
		1,892,145
HONG KONG — 0.1%
G-Resources Group Ltd.(1)	24,249,000	606,976
PERU — 1.9%
Cia de Minas Buenaventura SA ADR	784,700	9,267,307
SOUTH AFRICA — 4.8%
AngloGold Ashanti Ltd.(1)	381,002	6,466,477
AngloGold Ashanti Ltd. ADR(1)	499,676	8,599,424
Gold Fields Ltd.	1,462,510	5,379,832
Harmony Gold Mining Co. Ltd.(1)	773,950	2,292,626
Sibanye Gold Ltd. ADR	106,800	1,178,004
		23,916,363
UNITED KINGDOM — 6.5%
Fresnillo plc	252,303	3,765,220
Randgold Resources Ltd. ADR	337,800	28,577,880
		32,343,100
UNITED STATES — 11.0%
Coeur Mining, Inc.(1)	225,959	2,074,304
Hecla Mining Co.	604,275	2,084,749
McEwen Mining, Inc.(1)	749,100	2,157,408
Midway Gold Corp.(1)	2,428,409	2,185,568
Newmont Mining Corp.	925,114	23,534,900
Royal Gold, Inc.	293,421	22,335,206
		54,372,135
TOTAL COMMON STOCKS (Cost $340,354,004)		488,854,093
WARRANTS — 0.2%
CANADA — 0.2%
Gold Standard Ventures Corp. (Acquired 2/25/14, Cost $—)(1)(2)(3)	2,959,054	748,742
Sandstorm Gold Ltd.(1)	115,000	134,717
Torex Gold Resources, Inc.(1)	750,000	98,402
TOTAL WARRANTS (Cost $—)		981,861

11

	Shares	Value
TEMPORARY CASH INVESTMENTS — 1.6%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.75% - 0.875%, 1/31/18 - 2/28/18, valued at $1,827,469), in a joint trading account at 0.05%, dated 6/30/14, due 7/1/14 (Delivery value $1,790,694)		$1,790,692
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.75%, 5/15/23, valued at $731,224), in a joint trading account at 0.01%, dated 6/30/14, due 7/1/14 (Delivery value $716,277)		716,277
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 3.125%, 11/15/41, valued at $1,461,371), in a joint trading account at 0.03%, dated 6/30/14, due 7/1/14 (Delivery value $1,432,554)		1,432,553
SSgA U.S. Government Money Market Fund, Class N	4,233,840	4,233,840
TOTAL TEMPORARY CASH INVESTMENTS (Cost $8,173,362)		8,173,362
TOTAL INVESTMENT SECURITIES — 100.6% (Cost $348,527,366)		498,009,316
OTHER ASSETS AND LIABILITIES — (0.6)%		(3,077,623)
TOTAL NET ASSETS — 100.0%		$494,931,693

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)	Non-income producing.

(2)
Restricted security that may not be offered for public sale without being registered with the Securities and Exchange Commission and/or may be subject to resale, redemption or transferability restrictions. The aggregate value of these securities at the period end was $5,407,578, which represented 1.1% of total net assets.

(3)
Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

JUNE 30, 2014
Assets
Investment securities - unaffiliated, at value (cost of $344,683,572)	$492,601,738
Investment securities - affiliated, at value (cost of $3,843,794)	5,407,578
Total investment securities, at value (cost of $348,527,366)	498,009,316
Receivable for capital shares sold	399,902
Dividends and interest receivable	161,521
498,570,739

Liabilities
Foreign currency overdraft payable, at value (cost of $124,553)	124,028
Payable for investments purchased	3,081,566
Payable for capital shares redeemed	181,861
Accrued management fees	244,402
Distribution and service fees payable	7,189
3,639,046

Net Assets	$494,931,693

Net Assets Consist of:
Capital (par value and paid-in surplus)	$443,329,481
Distributions in excess of net investment income	(11,279,109)
Accumulated net realized loss	(86,598,295)
Net unrealized appreciation	149,479,616
$494,931,693

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$455,211,294	41,078,077	$11.08
Institutional Class, $0.01 Par Value	$14,374,770	1,290,112	$11.14
A Class, $0.01 Par Value	$18,386,860	1,680,752	$10.94*
C Class, $0.01 Par Value	$3,464,787	325,648	$10.64
R Class, $0.01 Par Value	$3,493,982	320,915	$10.89
*Maximum offering price $11.61 (net asset value divided by 0.9425).

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED JUNE 30, 2014
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $626,869)	$4,920,245
Interest	1,221
4,921,466

Expenses:
Management fees	3,041,005
Distribution and service fees:
A Class	36,292
C Class	24,664
R Class	14,816
Directors’ fees and expenses	27,544
Other expenses	1,219
3,145,540

Net investment income (loss)	1,775,926

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(43,869,968)
Foreign currency transactions	75,778
(43,794,190)

Change in net unrealized appreciation (depreciation) on:
Investments	100,864,979
Translation of assets and liabilities in foreign currencies	953
100,865,932

Net realized and unrealized gain (loss)	57,071,742

Net Increase (Decrease) in Net Assets Resulting from Operations	$58,847,668

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2014 AND JUNE 30, 2013
Increase (Decrease) in Net Assets	June 30, 2014	June 30, 2013
Operations
Net investment income (loss)	$1,775,926	$4,655,297
Net realized gain (loss)	(43,794,190)	(8,432,100)
Change in net unrealized appreciation (depreciation)	100,865,932	(329,126,948)
Net increase (decrease) in net assets resulting from operations	58,847,668	(332,903,751)

Distributions to Shareholders
From net investment income:
Investor Class	—	(9,167,987)
Institutional Class	—	(254,455)
A Class	—	(164,538)
C Class	—	(4,958)
R Class	—	(17,663)
Decrease in net assets from distributions	—	(9,609,601)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(12,947,944)	(34,733,148)

Redemption Fees
Increase in net assets from redemption fees	116,151	56,943

Net increase (decrease) in net assets	46,015,875	(377,189,557)

Net Assets
Beginning of period	448,915,818	826,105,375
End of period	$494,931,693	$448,915,818

Distributions in excess of net investment income	$(11,279,109)	$(26,388,397)

See Notes to Financial Statements.

15

Notes to Financial Statements

JUNE 30, 2014

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Global Gold Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation

16

with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only

17

individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Redemption Fees — The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended June 30, 2014 was 0.67% for the Investor Class, A Class, C Class and R Class and 0.47% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2014 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended June 30, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2014 were $130,437,945 and $132,969,162, respectively.

18

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2014		Year ended June 30, 2013
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	300,000,000		200,000,000
Sold	8,675,193	$87,122,900	7,569,342	$114,272,021
Issued in reinvestment of distributions	—	—	482,896	8,426,551
Redeemed	(10,791,654)	(105,185,148)	(11,065,457)	(169,504,740)
	(2,116,461)	(18,062,248)	(3,013,219)	(46,806,168)
Institutional Class/Shares Authorized	10,000,000		10,000,000
Sold	641,890	6,525,981	905,601	13,367,519
Issued in reinvestment of distributions	—	—	14,549	254,455
Redeemed	(785,576)	(7,970,276)	(418,567)	(6,265,764)
	(143,686)	(1,444,295)	501,583	7,356,210
A Class/Shares Authorized	10,000,000		20,000,000
Sold	2,178,363	20,602,231	1,218,153	18,638,390
Issued in reinvestment of distributions	—	—	8,757	151,405
Redeemed	(1,596,288)	(15,500,470)	(1,048,455)	(16,218,355)
	582,075	5,101,761	178,455	2,571,440
C Class/Shares Authorized	10,000,000		10,000,000
Sold	169,566	1,601,064	99,945	1,433,539
Issued in reinvestment of distributions	—	—	235	3,997
Redeemed	(67,047)	(655,016)	(47,714)	(685,081)
	102,519	946,048	52,466	752,455
R Class/Shares Authorized	10,000,000		10,000,000
Sold	192,549	1,877,414	183,825	2,480,710
Issued in reinvestment of distributions	—	—	1,023	17,663
Redeemed	(139,953)	(1,366,624)	(72,152)	(1,105,458)
	52,596	510,790	112,696	1,392,915
Net increase (decrease)	(1,522,957)	$(12,947,944)	(2,168,019)	$(34,733,148)

6. Affiliated Company Transactions

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the year ended June 30, 2014 follows:

	June 30, 2013					June 30, 2014
Company	Share Balance	Purchase Cost	Sales Cost	Realized Gain (Loss)	Dividend Income	Share Balance	Market Value
Gold Standard Ventures Corp.(1)(2)	—	$3,843,794	—	—	—	5,918,108	$4,658,836
Gold Standard Ventures Corp. (Warrants)(1)(2)	—	—	—	—	—	2,959,054	748,742
		$3,843,794	—	—	—		$5,407,578

(1)	Non-income producing.

(2)	Restricted security.

19

7. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Foreign Common Stocks	$141,964,489	$292,517,469	—
Domestic Common Stocks	54,372,135	—	—
Warrants	—	981,861	—
Temporary Cash Investments	4,233,840	3,939,522	—
	$200,570,464	$297,438,852	—

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries. Gold stocks are generally considered speculative because of high share price volatility. The price of gold will likely impact the value of the companies in which the fund invests. The price of gold will fluctuate, sometimes considerably. Though many investors believe that gold investments hedge against inflation, currency devaluations and stock market declines, there is no guarantee that these historical inverse relationships will continue.

9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2014 and June 30, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	—	$9,609,601
Long-term capital gains	—	—

20

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to passive foreign investment company transactions, were made to distributions in excess of net investment income $13,333,362 and accumulated net realized loss $(13,333,362).

As of June 30, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$382,310,457
Gross tax appreciation of investments	$169,802,825
Gross tax depreciation of investments	(54,103,966)
Net tax appreciation (depreciation) of investments	115,698,859
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(2,269)
Net tax appreciation (depreciation)	$115,696,590
Undistributed ordinary income	$10,790,646
Accumulated short-term capital losses	$(17,040,871)
Accumulated long-term capital losses	$(57,844,153)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$9.72	0.04	1.32	1.36	—	—	—	$11.08	13.99%	0.67%	0.40%	29%	$455,211
2013	$17.08	0.10	(7.26)	(7.16)	(0.20)	—	(0.20)	$9.72	(42.43)%	0.68%	0.61%	6%	$419,703
2012	$22.90	0.05	(4.50)	(4.45)	—	(1.37)	(1.37)	$17.08	(20.43)%	0.69%	0.23%	8%	$789,135
2011	$23.11	(0.04)	3.06	3.02	(1.60)	(1.63)	(3.23)	$22.90	11.44%	0.69%	(0.18)%	32%	$1,081,258
2010	$16.24	(0.03)	7.03	7.00	(0.13)	—	(0.13)	$23.11	43.18%	0.69%	(0.16)%	24%	$1,032,309
Institutional Class
2014	$9.75	0.06	1.33	1.39	—	—	—	$11.14	14.26%	0.47%	0.60%	29%	$14,375
2013	$17.13	0.14	(7.28)	(7.14)	(0.24)	—	(0.24)	$9.75	(42.30)%	0.48%	0.81%	6%	$13,976
2012	$22.92	0.10	(4.52)	(4.42)	—	(1.37)	(1.37)	$17.13	(20.28)%	0.49%	0.43%	8%	$15,971
2011	$23.13	0.01	3.06	3.07	(1.65)	(1.63)	(3.28)	$22.92	11.64%	0.49%	0.02%	32%	$19,854
2010	$16.25	0.01	7.04	7.05	(0.17)	—	(0.17)	$23.13	43.51%	0.49%	0.04%	24%	$15,751
A Class
2014	$9.61	0.01	1.32	1.33	—	—	—	$10.94	13.84%	0.92%	0.15%	29%	$18,387
2013	$16.90	0.06	(7.19)	(7.13)	(0.16)	—	(0.16)	$9.61	(42.61)%	0.93%	0.36%	6%	$10,561
2012	$22.72	—(3)	(4.45)	(4.45)	—	(1.37)	(1.37)	$16.90	(20.60)%	0.94%	(0.02)%	8%	$15,550
2011	$22.95	(0.10)	3.03	2.93	(1.53)	(1.63)	(3.16)	$22.72	11.15%	0.94%	(0.43)%	32%	$21,292
2010	$16.13	(0.08)	6.97	6.89	(0.07)	—	(0.07)	$22.95	42.80%	0.94%	(0.41)%	24%	$20,879

22

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2014	$9.42	(0.06)	1.28	1.22	—	—	—	$10.64	12.95%	1.67%	(0.60)%	29%	$3,465
2013	$16.56	(0.05)	(7.06)	(7.11)	(0.03)	—	(0.03)	$9.42	(43.02)%	1.68%	(0.39)%	6%	$2,102
2012	$22.46	(0.16)	(4.37)	(4.53)	—	(1.37)	(1.37)	$16.56	(21.21)%	1.69%	(0.77)%	8%	$2,826
2011	$22.72	(0.29)	2.99	2.70	(1.33)	(1.63)	(2.96)	$22.46	10.31%	1.69%	(1.18)%	32%	$3,593
2010	$16.02	(0.23)	6.93	6.70	—	—	—	$22.72	41.82%	1.69%	(1.16)%	24%	$2,318
R Class
2014	$9.59	(0.01)	1.31	1.30	—	—	—	$10.89	13.56%	1.17%	(0.10)%	29%	$3,494
2013	$16.86	0.03	(7.18)	(7.15)	(0.12)	—	(0.12)	$9.59	(42.74)%	1.18%	0.11%	6%	$2,574
2012	$22.73	(0.05)	(4.45)	(4.50)	—	(1.37)	(1.37)	$16.86	(20.82)%	1.19%	(0.27)%	8%	$2,623
2011	$22.96	(0.16)	3.02	2.86	(1.46)	(1.63)	(3.09)	$22.73	10.87%	1.19%	(0.68)%	32%	$2,567
2010	$16.13	(0.13)	6.98	6.85	(0.02)	—	(0.02)	$22.96	42.50%	1.19%	(0.66)%	24%	$1,117

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

23

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Global Gold Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Global Gold Fund (one of the fifteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2014

24

Management

Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

25

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes(1) (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	None
(1) Myron S. Scholes resigned as director effective July 31, 2014.

26

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

27

Approval of Management Agreement

At a meeting held on June 13, 2014, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees (the “Directors”), including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed

28

different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency

29

and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

30

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

31

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

32

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For the fiscal year ended June 30, 2014, the fund intends to pass through to shareholders $626,869, or up to the maximum amount allowable, as a foreign tax credit which represents taxes paid on income derived from sources within foreign countries or possessions of the United States. During the fiscal year ended June 30, 2014, the fund earned $4,544,377 from income derived from foreign sources. Foreign source income and foreign tax expense per outstanding share on June 30, 2014 are $0.1017 and $0.0140, respectively.

33

Notes

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-82884 1408

ANNUAL REPORT	JUNE 30, 2014

Income & Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2014. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Aggressive Monetary Policies Boosted Stock and Bond Returns

Stimulative monetary policies and expectations of economic improvement, interspersed with concerns about weaker-than-expected economic data and geopolitical conflicts, helped drive financial market returns during the reporting period. We believe the combination of longer-term optimism about global economic growth, low costs of capital, and central bank purchases of fixed income securities helped persuade investors to seek risk and yield, especially in the U.S. and Europe. Stock index returns were strong in these markets, particularly at the smaller capitalization end of the company size spectrum. The MSCI Europe and S&P 500® indices advanced 29.28% and 24.61%, respectively.

Remarkably, for a period in which stock market performance was so strong, government bond performance was also generally positive. Not surprisingly, U.S. corporate high-yield bonds posted double-digit returns, but the 30-year U.S. Treasury bond also outperformed most broader bond market measures. In addition, a generally weaker U.S. dollar during the reporting period meant that international bond returns for U.S. investors with currency exposure were generally higher than U.S. bonds returns. The Barclays Global Aggregate Bond and Barclays U.S. Aggregate Bond indices returned 7.39% and 4.37%, respectively.

Looking ahead, we see signs of sustained moderate economic growth in the second half of 2014, but headwinds persist. In the U.S., which was supposed to be an economic growth leader this year, housing market momentum has slowed, interest rates could rise, and economic growth and U.S. employment levels remain subpar compared with past post-recession periods. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BIGRX	24.66%	18.54%	7.13%	10.43%	12/17/90
S&P 500 Index	—	24.61%	18.82%	7.78%	10.16%	—
Institutional Class	AMGIX	24.89%	18.77%	7.34%	6.43%	1/28/98
A Class(1)	AMADX					12/15/97
No sales charge*		24.34%	18.25%	6.86%	5.99%
With sales charge*		17.21%	16.85%	6.23%	5.61%
C Class	ACGCX	23.42%	17.36%	6.06%	4.76%	6/28/01
R Class	AICRX	24.05%	17.94%	6.60%	7.68%	8/29/03

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.
Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2004

Value on June 30, 2014
Investor Class — $19,914

S&P 500 Index — $21,159

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.68%	0.48%	0.93%	1.68%	1.18%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.
Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Portfolio Managers: Brian Garbe and Claudia Musat

Performance Summary

Income & Growth returned 24.66%* for the fiscal year ended June 30, 2014, compared with the 24.61% return of its benchmark, the S&P 500 Index.

As U.S. equity markets continued their robust appreciation, Income & Growth posted a solid gain for the 12-month period, slightly outperforming the S&P 500 Index. As an added benefit, the fund targets companies with strong current income potential and thus produced higher levels of dividend income versus the index.

Income & Growth’s stock selection process incorporates factors of valuation, quality, growth, and momentum (sentiment) with a value tilt, while striving to minimize unintended risks along industries and other risk characteristics. Valuation factors were largely ignored in the markets as investors rewarded growth stocks, particularly during the first half of the period. Within the fund, security selection was the primary driver of returns, with industrials and consumer staples holdings providing the majority of contribution. Consumer discretionary holdings detracted from the fund’s results.

Industrials and Consumer Staples Outperformed

The industrials and consumer staples sectors were among the leading contributors to the fund’s returns relative to the S&P 500. Industrials sector outperformance was primarily due to successful stock selection as well as an overweight, relative to the index, to the strongly appreciating aerospace and defense industry. A number of defense contractors were key contributors including Lockheed Martin, which displays strength across measures of quality, growth, and valuation, and is above average on sentiment factors. Raytheon and General Dynamics were also strong performers, benefiting from an overall pickup in activity amid an improving economic landscape. The commercial services industry bolstered fund results, especially mail and shipping equipment company Pitney Bowes, which delivered solid earnings as it continued its transformation from an “old economy” stamps and mailing business to becoming a market leader in big data analysis. The company’s strong profile across valuation, quality, and growth factors make it particularly attractive. Industrial automation giant Rockwell Automation also aided relative gains. The company appears particularly attractive across growth and sentiment measures, and is above average on quality- and valuation-based insights.

Stock choices in the consumer staples sector also helped returns. Security selection among food retailers was strongly additive, driving that sector's substantial outperformance relative to the index. Among the top sector contributors was supermarket chain store operator Safeway, which appreciated on speculation of being acquired by private equity firm Cerberus Capital Management, owner of the Albertson’s chain of grocery stores. Following its appreciation, we took profits and exited the position. Other key contributors included an underweight position to tobacco manufacturer Philip Morris, which is weak across measures of sentiment, quality and growth.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Elsewhere in the portfolio, strong individual contributions came from several information technology holdings, including a portfolio-only position in printing and imaging device manufacturer Lexmark International, which rallied on increased demand for laser and multifunction peripheral printers and on increasing revenues from its newer business lines. Personal technology giant Apple likewise outperformed thanks to better-than-expected sales of the iPhone and in anticipation of a new product cycle.

Consumer Discretionary Was Leading Detractor

Security selection in the consumer discretionary sector was the principal detractor from the fund’s 12-month results. A number of specialty retailers declined during the period including office products superstore Staples, which was down nearly 30% on disappointing revenues and profits and an announcement of 225 store closings. Despite these difficulties, the company remains very strong on valuation measures and is appealing across quality and sentiment. Multiline retailer Target lagged in the wake of news about a security breach in its credit card payment system, as well as greater-than-expected cost increases associated with expansion. A portfolio-only position in apparel retailer American Eagle Outfitters was also detrimental following the holding’s decline on lower-than-expected sales early in the period. Elsewhere in the sector, casino game equipment maker International Game Technology fell on disappointing earnings stemming from declining slot machine sales. We ultimately sold the fund’s positions in Target, American Eagle Outfitters, and International Game Technology.

Elsewhere in the portfolio, an underweight position to Schlumberger, a provider of technology solutions and project management to the oil and gas industry, hurt results as the company reached a record high following stronger-than-expected profit guidance. Likewise, not owning biopharmaceutical company Gilead Sciences negatively impacted fund returns as strong sales of its Sovaldi Hepatitis C treatment propelled the stock higher.

A Look Ahead

Economic recovery in the U.S. appears to be progressing, albeit at a slower pace than during prior post-recessionary periods, and is expected to stay the course through the remainder of 2014. Recent indicators such as improvements in small business and consumer confidence point to a sustainable rebound, and economic growth is likely to further benefit from the recovering labor and housing markets. Though a continuation of political instability in non-U.S. markets as well as the potential for rising inflation and interest rates could lead to heightened market volatility, our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. Our strategy is designed to provide broad U.S. equity market exposure with strong current income and exceptional risk management. Currently, the fund’s most significant sector overweight positions are in information technology and industrials while financials and consumer discretionary represent the greatest sector underweights.

6

Fund Characteristics

JUNE 30, 2014
Top Ten Holdings	% of net assets
Apple, Inc.	4.1%
Microsoft Corp.	2.6%
Johnson & Johnson	2.4%
JPMorgan Chase & Co.	2.0%
Verizon Communications, Inc.	1.9%
Pfizer, Inc.	1.8%
AT&T, Inc.	1.8%
Merck & Co., Inc.	1.8%
Intel Corp.	1.8%
Exxon Mobil Corp.	1.7%

Top Five Industries	% of net assets
Pharmaceuticals	8.5%
Technology Hardware, Storage and Peripherals	6.8%
Oil, Gas and Consumable Fuels	6.1%
Software	5.0%
Diversified Telecommunication Services	4.5%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.7%
Temporary Cash Investments	1.3%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2014 to June 30, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period(1)1/1/14 – 6/30/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,072.60	$3.44	0.67%
Institutional Class	$1,000	$1,073.40	$2.42	0.47%
A Class	$1,000	$1,071.20	$4.72	0.92%
C Class	$1,000	$1,067.10	$8.56	1.67%
R Class	$1,000	$1,069.90	$6.00	1.17%
Hypothetical
Investor Class	$1,000	$1,021.47	$3.36	0.67%
Institutional Class	$1,000	$1,022.46	$2.36	0.47%
A Class	$1,000	$1,020.23	$4.61	0.92%
C Class	$1,000	$1,016.51	$8.35	1.67%
R Class	$1,000	$1,018.99	$5.86	1.17%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

JUNE 30, 2014

	Shares	Value
COMMON STOCKS — 98.7%
AEROSPACE AND DEFENSE — 4.2%
Boeing Co. (The)	192,160	$24,448,517
General Dynamics Corp.	30,320	3,533,796
Honeywell International, Inc.	166,585	15,484,076
Lockheed Martin Corp.	133,078	21,389,627
Northrop Grumman Corp.	15,969	1,910,371
Raytheon Co.	203,574	18,779,701
		85,546,088
AIR FREIGHT AND LOGISTICS — 1.2%
United Parcel Service, Inc., Class B	234,601	24,084,139
AUTO COMPONENTS — 1.5%
Gentex Corp.	220,244	6,406,898
Johnson Controls, Inc.	164,038	8,190,417
Magna International, Inc.	152,854	16,470,019
		31,067,334
BANKS — 3.4%
Bank of America Corp.	295,946	4,548,690
Citigroup, Inc.	30,434	1,433,441
JPMorgan Chase & Co.	716,182	41,266,407
Wells Fargo & Co.	432,667	22,740,978
		69,989,516
BEVERAGES — 1.0%
Coca-Cola Co. (The)	58,026	2,457,981
Dr Pepper Snapple Group, Inc.	305,281	17,883,361
PepsiCo, Inc.	9,659	862,935
		21,204,277
BIOTECHNOLOGY — 1.4%
Amgen, Inc.	233,272	27,612,407
CAPITAL MARKETS — 1.8%
Janus Capital Group, Inc.	1,315,293	16,414,856
Morgan Stanley	319,721	10,336,580
T. Rowe Price Group, Inc.	111,168	9,383,691
		36,135,127
CHEMICALS — 2.3%
Dow Chemical Co. (The)	423,793	21,808,388
E.I. du Pont de Nemours & Co.	379,433	24,830,096
Potash Corp. of Saskatchewan, Inc.	26,363	1,000,739
		47,639,223

10

	Shares	Value
COMMERCIAL SERVICES AND SUPPLIES — 1.1%
Pitney Bowes, Inc.	547,561	$15,123,635
Steelcase, Inc., Class A	513,268	7,765,745
		22,889,380
COMMUNICATIONS EQUIPMENT — 3.4%
Cisco Systems, Inc.	1,284,824	31,927,876
Harris Corp.	85,586	6,483,140
QUALCOMM, Inc.	390,487	30,926,570
		69,337,586
CONTAINERS AND PACKAGING — 0.8%
Sonoco Products Co.	364,703	16,021,403
DIVERSIFIED FINANCIAL SERVICES — 0.5%
Berkshire Hathaway, Inc., Class B(1)	85,040	10,762,662
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.5%
AT&T, Inc.	1,055,140	37,309,750
BCE, Inc.	344,805	15,640,355
Verizon Communications, Inc.	809,172	39,592,786
		92,542,891
ELECTRIC UTILITIES — 0.9%
Entergy Corp.	216,420	17,765,918
ELECTRICAL EQUIPMENT — 2.0%
Emerson Electric Co.	306,820	20,360,575
Rockwell Automation, Inc.	160,758	20,120,471
		40,481,046
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.9%
Corning, Inc.	865,303	18,993,401
ENERGY EQUIPMENT AND SERVICES — 2.9%
Baker Hughes, Inc.	68,294	5,084,488
Ensco plc, Class A	321,652	17,874,202
National Oilwell Varco, Inc.	76,261	6,280,093
Noble Corp. plc	514,652	17,271,721
Schlumberger Ltd.	101,688	11,994,100
		58,504,604
FOOD AND STAPLES RETAILING — 0.9%
Sysco Corp.	475,458	17,805,902
FOOD PRODUCTS — 1.8%
Archer-Daniels-Midland Co.	431,561	19,036,156
Kellogg Co.	266,719	17,523,438
		36,559,594
HEALTH CARE EQUIPMENT AND SUPPLIES — 4.5%
Becton Dickinson and Co.	151,210	17,888,143
Covidien plc	146,063	13,171,961
Medtronic, Inc.	401,222	25,581,915
St. Jude Medical, Inc.	285,198	19,749,962

11

	Shares	Value
Stryker Corp.	185,313	$15,625,592
		92,017,573
HEALTH CARE PROVIDERS AND SERVICES — 0.9%
Cardinal Health, Inc.	259,100	17,763,896
HOTELS, RESTAURANTS AND LEISURE — 0.8%
Las Vegas Sands Corp.	199,366	15,195,676
HOUSEHOLD DURABLES — 1.6%
Garmin Ltd.	346,463	21,099,597
Newell Rubbermaid, Inc.	391,581	12,135,095
		33,234,692
HOUSEHOLD PRODUCTS — 1.7%
Energizer Holdings, Inc.	30,137	3,677,618
Kimberly-Clark Corp.	182,043	20,246,823
Procter & Gamble Co. (The)	123,543	9,709,244
		33,633,685
INDUSTRIAL CONGLOMERATES — 2.1%
3M Co.	186,482	26,711,682
General Electric Co.	607,498	15,965,047
		42,676,729
INSURANCE — 3.2%
Aflac, Inc.	156,288	9,728,928
Allstate Corp. (The)	306,475	17,996,212
American International Group, Inc.	163,553	8,926,723
MetLife, Inc.	245,596	13,645,314
Old Republic International Corp.	925,767	15,312,186
		65,609,363
INTERNET SOFTWARE AND SERVICES — 1.0%
Google, Inc., Class A(1)	16,854	9,854,028
Google, Inc., Class C(1)	16,854	9,695,769
		19,549,797
IT SERVICES — 1.7%
International Business Machines Corp.	185,206	33,572,292
LEISURE PRODUCTS — 0.9%
Hasbro, Inc.	332,457	17,636,844
MACHINERY — 2.9%
Caterpillar, Inc.	241,926	26,290,098
Dover Corp.	178,127	16,200,651
Parker-Hannifin Corp.	136,027	17,102,675
		59,593,424
MEDIA — 1.0%
Regal Entertainment Group, Class A	199,274	4,204,681
Time Warner, Inc.	26,402	1,854,741
Walt Disney Co. (The)	174,925	14,998,069
		21,057,491

12

	Shares	Value
METALS AND MINING — 0.1%
Cliffs Natural Resources, Inc.	188,715	$2,840,161
MULTI-UTILITIES — 1.7%
Consolidated Edison, Inc.	192,349	11,106,231
Vectren Corp.	171,158	7,274,215
Wisconsin Energy Corp.	350,562	16,448,369
		34,828,815
MULTILINE RETAIL — 0.6%
Kohl's Corp.	41,746	2,199,179
Macy's, Inc.	173,912	10,090,374
		12,289,553
OIL, GAS AND CONSUMABLE FUELS — 6.1%
Chevron Corp.	99,221	12,953,301
ConocoPhillips	348,557	29,881,792
EOG Resources, Inc.	30,316	3,542,728
Exxon Mobil Corp.	352,182	35,457,684
Occidental Petroleum Corp.	248,505	25,504,068
Valero Energy Corp.	342,977	17,183,148
		124,522,721
PAPER AND FOREST PRODUCTS — 0.9%
International Paper Co.	376,110	18,982,272
PHARMACEUTICALS — 8.5%
AbbVie, Inc.	480,754	27,133,756
Bristol-Myers Squibb Co.	11,140	540,402
Eli Lilly & Co.	357,519	22,226,956
Johnson & Johnson	471,065	49,282,820
Merck & Co., Inc.	640,893	37,075,660
Pfizer, Inc.	1,268,600	37,652,048
		173,911,642
REAL ESTATE INVESTMENT TRUSTS (REITs) — 2.8%
Digital Realty Trust, Inc.	69,889	4,075,926
HCP, Inc.	421,270	17,432,153
Health Care REIT, Inc.	77,437	4,852,977
Hospitality Properties Trust	510,165	15,509,016
Senior Housing Properties Trust	664,500	16,140,705
		58,010,777
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 3.9%
Broadcom Corp., Class A	251,906	9,350,751
Intel Corp.	1,165,343	36,009,099
Marvell Technology Group Ltd.	515,939	7,393,406
Texas Instruments, Inc.	455,307	21,759,121
Xilinx, Inc.	112,297	5,312,771
		79,825,148

13

	Shares	Value
SOFTWARE — 5.0%
CA, Inc.	550,689	$15,826,802
Compuware Corp.	1,494,937	14,934,420
Microsoft Corp.	1,248,421	52,059,156
Oracle Corp.	55,012	2,229,636
Symantec Corp.	695,533	15,927,706
		100,977,720
SPECIALTY RETAIL — 2.0%
Best Buy Co., Inc.	147,890	4,586,069
DSW, Inc., Class A	277,646	7,757,429
GameStop Corp., Class A	319,201	12,918,064
Lowe's Cos., Inc.	18,552	890,311
Staples, Inc.	1,431,069	15,512,788
		41,664,661
TECHNOLOGY HARDWARE, STORAGE AND PERIPHERALS — 6.8%
Apple, Inc.	892,866	82,974,038
Hewlett-Packard Co.	263,612	8,878,452
Lexmark International, Inc., Class A	414,795	19,976,527
Seagate Technology plc	340,365	19,339,539
Western Digital Corp.	87,681	8,092,956
		139,261,512
THRIFTS AND MORTGAGE FINANCE — 0.2%
New York Community Bancorp, Inc.	232,900	3,721,742
TOBACCO — 1.3%
Altria Group, Inc.	396,056	16,610,589
Lorillard, Inc.	32,343	1,971,953
Philip Morris International, Inc.	81,553	6,875,733
		25,458,275
TOTAL COMMON STOCKS (Cost $1,450,518,791)		2,012,778,959
TEMPORARY CASH INVESTMENTS — 1.3%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.75% - 0.875%, 1/31/18 - 2/28/18, valued at $5,939,397), in a joint trading account at 0.05%, dated 6/30/14, due 7/1/14 (Delivery value $5,819,876)		5,819,868
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.75%, 5/15/23, valued at $2,376,528), in a joint trading account at 0.01%, dated 6/30/14, due 7/1/14 (Delivery value $2,327,948)		2,327,947
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 3.125%, 11/15/41, valued at $4,749,554), in a joint trading account at 0.03%, dated 6/30/14, due 7/1/14 (Delivery value $4,655,899)		4,655,895
SSgA U.S. Government Money Market Fund, Class N	13,596,844	13,596,844
TOTAL TEMPORARY CASH INVESTMENTS (Cost $26,400,554)		26,400,554
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $1,476,919,345)		2,039,179,513
OTHER ASSETS AND LIABILITIES†		(178,167)
TOTAL NET ASSETS — 100.0%		$2,039,001,346

14

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

JUNE 30, 2014
Assets
Investment securities, at value (cost of $1,476,919,345)	$2,039,179,513
Cash	166,302
Receivable for capital shares sold	2,218,005
Dividends and interest receivable	2,378,335
2,043,942,155

Liabilities
Payable for capital shares redeemed	3,798,921
Accrued management fees	1,088,683
Distribution and service fees payable	53,205
4,940,809

Net Assets	$2,039,001,346

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,455,446,860
Undistributed net investment income	2,067,487
Undistributed net realized gain	19,224,002
Net unrealized appreciation	562,262,997
$2,039,001,346

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$1,708,290,995	44,352,155	$38.52
Institutional Class, $0.01 Par Value	$89,217,617	2,314,277	$38.55
A Class, $0.01 Par Value	$232,470,705	6,042,074	$38.48*
C Class, $0.01 Par Value	$5,445,068	141,739	$38.42
R Class, $0.01 Par Value	$3,576,961	92,891	$38.51
*Maximum offering price $40.83 (net asset value divided by 0.9425).

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED JUNE 30, 2014
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $237,374)	$53,540,077
Interest	3,560
53,543,637

Expenses:
Management fees	12,365,671
Distribution and service fees:
A Class	534,516
C Class	35,264
R Class	12,126
Directors' fees and expenses	113,748
Other expenses	2,052
13,063,377

Net investment income (loss)	40,480,260

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	217,412,922
Futures contract transactions	239,857
Foreign currency transactions	(3,668)
217,649,111

Change in net unrealized appreciation (depreciation) on:
Investments	151,186,857
Translation of assets and liabilities in foreign currencies	7,074
151,193,931

Net realized and unrealized gain (loss)	368,843,042

Net Increase (Decrease) in Net Assets Resulting from Operations	$409,323,302

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2014 AND JUNE 30, 2013
Increase (Decrease) in Net Assets	June 30, 2014	June 30, 2013
Operations
Net investment income (loss)	$40,480,260	$37,930,692
Net realized gain (loss)	217,649,111	226,308,238
Change in net unrealized appreciation (depreciation)	151,193,931	62,872,038
Net increase (decrease) in net assets resulting from operations	409,323,302	327,110,968

Distributions to Shareholders
From net investment income:
Investor Class	(34,762,952)	(30,297,598)
Institutional Class	(1,905,100)	(2,073,548)
A Class	(4,161,820)	(3,500,707)
C Class	(43,873)	(18,979)
R Class	(42,236)	(26,746)
Decrease in net assets from distributions	(40,915,981)	(35,917,578)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(10,375,855)	(133,196,359)

Net increase (decrease) in net assets	358,031,466	157,997,031

Net Assets
Beginning of period	1,680,969,880	1,522,972,849
End of period	$2,039,001,346	$1,680,969,880

Undistributed net investment income	$2,067,487	$2,636,322

See Notes to Financial Statements.

18

Notes to Financial Statements

JUNE 30, 2014

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Income & Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth by investing in common stocks. Income is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation

19

with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination

20

and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended June 30, 2014 was 0.67% for the Investor Class, A Class, C Class and R Class and 0.47% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2014 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended June 30, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2014 were $1,414,239,596 and $1,425,547,697, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2014		Year ended June 30, 2013
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	230,000,000		230,000,000
Sold	6,249,991	$221,131,933	3,881,646	$112,671,468
Issued in reinvestment of distributions	941,777	33,492,283	1,008,361	29,157,438
Redeemed	(7,736,304)	(274,189,960)	(9,680,455)	(276,089,844)
	(544,536)	(19,565,744)	(4,790,448)	(134,260,938)
Institutional Class/Shares Authorized	20,000,000		75,000,000
Sold	773,957	27,297,836	877,214	25,831,442
Issued in reinvestment of distributions	53,104	1,895,148	60,220	1,737,950
Redeemed	(669,025)	(23,360,411)	(2,498,610)	(71,948,164)
	158,036	5,832,573	(1,561,176)	(44,378,772)
A Class/Shares Authorized	75,000,000		75,000,000
Sold	1,157,163	40,694,503	3,177,243	89,779,424
Issued in reinvestment of distributions	116,049	4,120,267	119,774	3,465,169
Redeemed	(1,285,925)	(45,308,043)	(1,687,925)	(49,082,569)
	(12,713)	(493,273)	1,609,092	44,162,024
C Class/Shares Authorized	10,000,000		10,000,000
Sold	93,441	3,304,247	35,630	1,040,918
Issued in reinvestment of distributions	997	35,605	456	13,219
Redeemed	(15,079)	(536,923)	(17,573)	(514,886)
	79,359	2,802,929	18,513	539,251
R Class/Shares Authorized	10,000,000		10,000,000
Sold	43,102	1,576,774	49,094	1,368,318
Issued in reinvestment of distributions	985	35,149	756	22,119
Redeemed	(16,133)	(564,263)	(22,826)	(648,361)
	27,954	1,047,660	27,024	742,076
Net increase (decrease)	(291,900)	$(10,375,855)	(4,696,995)	$(133,196,359)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$2,012,778,959	—	—
Temporary Cash Investments	13,596,844	$12,803,710	—
	$2,026,375,803	$12,803,710	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.
At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2014, the effect of equity price risk derivative instruments on the Statement of Operations was $239,857 in net realized gain (loss) on futures contract transactions.

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2014 and June 30, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$40,915,981	$35,917,578
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

23

As of June 30, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,480,265,797
Gross tax appreciation of investments	$564,032,167
Gross tax depreciation of investments	(5,118,451)
Net tax appreciation (depreciation) of investments	558,913,716
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	2,829
Net tax appreciation (depreciation)	$558,916,545
Undistributed ordinary income	$2,067,487
Accumulated long-term gains	$22,570,454

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$31.58	0.77	6.95	7.72	(0.78)	$38.52	24.66%	0.67%	2.17%	76%	$1,708,291
2013	$26.29	0.68	5.27	5.95	(0.66)	$31.58	22.86%	0.68%	2.39%	74%	$1,417,796
2012	$25.54	0.43	0.76	1.19	(0.44)	$26.29	4.75%	0.68%	1.73%	53%	$1,306,254
2011	$19.88	0.36	5.64	6.00	(0.34)	$25.54	30.31%	0.69%	1.52%	42%	$1,351,936
2010	$18.03	0.33	1.85	2.18	(0.33)	$19.88	11.99%	0.70%	1.58%	45%	$1,227,234
Institutional Class
2014	$31.61	0.84	6.95	7.79	(0.85)	$38.55	24.89%	0.47%	2.37%	76%	$89,218
2013	$26.31	0.74	5.27	6.01	(0.71)	$31.61	23.12%	0.48%	2.59%	74%	$68,152
2012	$25.56	0.48	0.76	1.24	(0.49)	$26.31	4.96%	0.48%	1.93%	53%	$97,809
2011	$19.89	0.40	5.66	6.06	(0.39)	$25.56	30.61%	0.49%	1.72%	42%	$128,468
2010	$18.04	0.38	1.85	2.23	(0.38)	$19.89	12.20%	0.50%	1.78%	45%	$197,196
A Class
2014	$31.55	0.68	6.94	7.62	(0.69)	$38.48	24.34%	0.92%	1.92%	76%	$232,471
2013	$26.26	0.63	5.24	5.87	(0.58)	$31.55	22.58%	0.93%	2.14%	74%	$191,007
2012	$25.52	0.37	0.74	1.11	(0.37)	$26.26	4.46%	0.93%	1.48%	53%	$116,762
2011	$19.86	0.30	5.64	5.94	(0.28)	$25.52	30.02%	0.94%	1.27%	42%	$128,920
2010	$18.01	0.28	1.85	2.13	(0.28)	$19.86	11.72%	0.95%	1.33%	45%	$125,981

25

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2014	$31.50	0.41	6.93	7.34	(0.42)	$38.42	23.42%	1.67%	1.17%	76%	$5,445
2013	$26.23	0.41	5.23	5.64	(0.37)	$31.50	21.63%	1.68%	1.39%	74%	$1,965
2012	$25.48	0.18	0.76	0.94	(0.19)	$26.23	3.73%	1.68%	0.73%	53%	$1,151
2011	$19.83	0.12	5.63	5.75	(0.10)	$25.48	29.04%	1.69%	0.52%	42%	$933
2010	$17.99	0.12	1.84	1.96	(0.12)	$19.83	10.85%	1.70%	0.58%	45%	$863
R Class
2014	$31.57	0.59	6.95	7.54	(0.60)	$38.51	24.05%	1.17%	1.67%	76%	$3,577
2013	$26.28	0.57	5.23	5.80	(0.51)	$31.57	22.26%	1.18%	1.89%	74%	$2,050
2012	$25.54	0.31	0.74	1.05	(0.31)	$26.28	4.19%	1.18%	1.23%	53%	$997
2011	$19.87	0.24	5.65	5.89	(0.22)	$25.54	29.73%	1.19%	1.02%	42%	$506
2010	$18.03	0.23	1.84	2.07	(0.23)	$19.87	11.38%	1.20%	1.08%	45%	$279

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Income & Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Income & Growth Fund (one of the fifteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2014

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Management

Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes(1) (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	None
(1) Myron S. Scholes resigned as director effective July 31, 2014.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

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Approval of Management Agreement

At a meeting held on June 13, 2014, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees (the “Directors”), including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Directors did not

31

identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and ten-year periods and below its benchmark for the five-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational

32

compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this

33

information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

34

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2014.

For corporate taxpayers, the fund hereby designates $40,915,981, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2014 as qualified for the corporate dividends received deduction.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-82887 1408

ANNUAL REPORT	JUNE 30, 2014

International Core Equity Fund

39

40

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2014. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Aggressive Monetary Policies Boosted Stock and Bond Returns

Stimulative monetary policies and expectations of economic improvement, interspersed with concerns about weaker-than-expected economic data and geopolitical conflicts, helped drive financial market returns during the reporting period. We believe the combination of longer-term optimism about global economic growth, low costs of capital, and central bank purchases of fixed income securities helped persuade investors to seek risk and yield, especially in the U.S. and Europe. Stock index returns were strong in these markets, particularly at the smaller capitalization end of the company size spectrum. The MSCI Europe and S&P 500® indices advanced 29.28% and 24.61%, respectively.

Remarkably, for a period in which stock market performance was so strong, government bond performance was also generally positive. Not surprisingly, U.S. corporate high-yield bonds posted double-digit returns, but the 30-year U.S. Treasury bond also outperformed most broader bond market measures. In addition, a generally weaker U.S. dollar during the reporting period meant that international bond returns for U.S. investors with currency exposure were generally higher than U.S. bonds returns. The Barclays Global Aggregate Bond and Barclays U.S. Aggregate Bond indices returned 7.39% and 4.37%, respectively.

Looking ahead, we see signs of sustained moderate economic growth in the second half of 2014, but headwinds persist. In the U.S., which was supposed to be an economic growth leader this year, housing market momentum has slowed, interest rates could rise, and economic growth and U.S. employment levels remain subpar compared with past post-recession periods. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ACIMX	26.15%	13.14%	2.45%	11/30/06
MSCI EAFE Index	—	23.57%	11.76%	2.68%	—
Institutional Class	ACIUX	26.37%	13.35%	2.65%	11/30/06
A Class	ACIQX				11/30/06
No sales charge*		25.87%	12.87%	2.20%
With sales charge*		18.68%	11.56%	1.41%
C Class	ACIKX	24.92%	11.99%	1.43%	11/30/06
R Class	ACIRX	25.62%	12.58%	1.94%	11/30/06

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.
Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Growth of $10,000 Over Life of Class
$10,000 investment made November 30, 2006

Value on June 30, 2014
Investor Class — $12,014

MSCI EAFE Index — $12,223

*From November 30, 2006, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.16%	0.96%	1.41%	2.16%	1.66%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.
Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Portfolio Managers: Elizabeth Xie, Yulin Long, and Vinod Chandrashekaran

Performance Summary

International Core Equity returned 26.15%* for the fiscal year ended June 30, 2014, compared with the 23.57% return of the fund’s benchmark, the MSCI EAFE Index.

International Core Equity posted strong gains, outperforming the MSCI EAFE Index. Individual stock selection was the primary driver of outperformance relative to the index, particularly in the industrials sector, although most sectors contributed positively to results. From a geographical perspective, European-based holdings, especially in the U.K. and France, were leading contributors to outperformance. Stock selection in Japan also added value, while Asia Pacific-based holdings generally detracted from returns. The fund’s stock selection process incorporates factors of valuation, quality, and momentum (sentiment) while striving to minimize unintended risks along industries and other risk characteristics. Stock selection insights based on momentum and select valuation measures were key drivers of performance.

Industrials Holdings Outperformed

The industrials sector was among the best-performing sectors of the index, rising as economic recovery progressed around the globe, albeit slowly, and companies benefited from rising orders. Stock selection in the industrials sector produced significant contribution to outperformance, with securities in the electrical equipment and construction and engineering industries particularly beneficial to results. Significant contribution came from Vestas Wind Systems, a Denmark-based manufacturer of wind turbines, whose recent restructuring and cost-cutting program led to an unexpected quarterly profit, bolstering the company’s stock price. Bouygues, a France-based diversified construction and telecommunications conglomerate, was also a prominent contributor, appreciating steadily throughout the year amid speculation about several merger opportunities. A portfolio-only position in Berendsen, a U.K.-based provider of textile maintenance services, was also beneficial as the holding rallied over 50% during the year.

The fund’s stock selection in the utilities sector also added to returns relative to the MSCI EAFE Index. The sector’s holdings, especially among electric utilities, outperformed their index counterparts helping to drive fund outperformance. Overweight positions in several electrical and gas service distributors were key contributors to sector results. These included Portugal-based EDP, who’s stock appreciated over 60%. Likewise, France-based GDF Suez, which is particularly strong across value and momentum, also produced substantial gains.

Other leading individual positions that bolstered the fund’s results included U.K.-based global pharmaceuticals manufacturer AstraZeneca, which appreciated on discussions of an acquisition by industry rival Pfizer. Japan-based technology equipment manufacturer Seiko Epson also aided portfolio outperformance, benefiting from a weak yen for much of the period and from generally positive economic news, including the easing of deflationary pressures in Japan, at period-end.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Consumer Discretionary Holdings Lagged

The consumer discretionary sector was the only sector to impart a negative relative impact on the portfolio, driven by difficult stock selection in holdings aligned with automobile production. Specifically, automobile and automobile component manufacturers cumulatively accounted for the majority of the sector’s underperformance. Overweight positioning in Japan-based Mitsubishi Motors proved difficult early in the fiscal year as the company’s stock declined following a recall of its minicars. Despite these difficulties, we believe that the holding remains very appealing on factors of sentiment and value. The fund was negatively impacted by not holding German-based car and truck manufacturer Daimler due to that company’s strongly advancing stock. We maintain this positioning based on very weak quality insights that continue to make the holding unsuitable for addition to the fund. Elsewhere in the sector, Japan-based Sony was a main underperformer, falling over 15% during the period. The position was ultimately sold.

Other prominent individual detractors from returns included a non-index position in Australia-based mining company Regis Resources, which declined on falling gold and precious metals prices. An overweight position in U.K.-based integrated energy company Centrica also hurt results. The company scaled back revenue guidance based on lower demand for its gas and electricity services, but its strength across valuation- and quality-based signals continues to make it an attractive portfolio holding.

A Look Ahead

We believe that global economic growth will continue to progress, albeit at a slower pace than during prior post-recessionary periods, and we expect it to stay the course through the remainder of 2014. Despite mixed data, we think that Europe seems poised to continue its rebound, especially those countries and sectors that have made meaningful progress in structural reform. It appears the effects of Japan’s recent consumer tax increase were not as dramatic as initially feared, and we continue to closely monitor the long-term effectiveness of economic reforms, namely corporate tax cuts, which could be a positive step for the country’s economy. Though a continuation of political instability in non-U.S. markets as well as the potential for rising inflation and interest rates could lead to heightened levels of market volatility, our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks.

6

Fund Characteristics

JUNE 30, 2014
Top Ten Holdings	% of net assets
Roche Holding AG	2.5%
Nestle SA	2.5%
Royal Dutch Shell plc, B Shares	2.3%
GlaxoSmithKline plc	1.9%
HSBC Holdings plc	1.8%
Banco Santander SA	1.8%
Siemens AG	1.4%
iShares MSCI EAFE ETF	1.4%
Imperial Tobacco Group plc	1.3%
Total SA	1.3%

Investments by Country	% of net assets
Japan	20.2%
United Kingdom	19.8%
France	10.0%
Germany	9.1%
Switzerland	8.1%
Australia	7.7%
Hong Kong	3.4%
Sweden	2.8%
Spain	2.6%
Netherlands	2.4%
Singapore	2.4%
Denmark	2.3%
Other Countries	7.1%
Exchange-Traded Funds	1.4%
Cash and Equivalents*	0.7%
*Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	97.9%
Exchange-Traded Funds	1.4%
Total Equity Exposure	99.3%
Temporary Cash Investments	1.3%
Other Assets and Liabilities	(0.6)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2014 to June 30, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period(1) 1/1/14 – 6/30/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,072.00	$5.96	1.16%
Institutional Class	$1,000	$1,071.90	$4.93	0.96%
A Class	$1,000	$1,070.90	$7.24	1.41%
C Class	$1,000	$1,066.50	$11.07	2.16%
R Class	$1,000	$1,068.70	$8.51	1.66%
Hypothetical
Investor Class	$1,000	$1,019.04	$5.81	1.16%
Institutional Class	$1,000	$1,020.03	$4.81	0.96%
A Class	$1,000	$1,017.80	$7.05	1.41%
C Class	$1,000	$1,014.08	$10.79	2.16%
R Class	$1,000	$1,016.56	$8.30	1.66%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

JUNE 30, 2014

	Shares	Value
COMMON STOCKS — 97.9%
AUSTRALIA — 7.7%
Australia & New Zealand Banking Group Ltd.	6,503	$204,441
Bendigo and Adelaide Bank Ltd.	6,547	75,317
BHP Billiton Ltd.	1,733	58,665
Coca-Cola Amatil Ltd.	8,209	73,227
Commonwealth Bank of Australia	729	55,598
Downer EDI Ltd.	6,303	26,864
Fortescue Metals Group Ltd.	36,222	148,577
Insurance Australia Group Ltd.	30,098	165,744
Mineral Resources Ltd.	10,247	92,662
Orica Ltd.	4,683	86,020
Regis Resources Ltd.	49,676	76,821
Telstra Corp. Ltd.	41,910	205,894
Westpac Banking Corp.	4,145	132,421
		1,402,251
AUSTRIA — 0.1%
Raiffeisen Bank International AG	715	22,827
BELGIUM — 0.6%
Delhaize Group SA	882	59,673
KBC Groep NV(1)	1,058	57,587
		117,260
DENMARK — 2.3%
AP Moeller - Maersk A/S, B Shares	58	144,125
H. Lundbeck A/S	6,201	152,609
Vestas Wind Systems A/S(1)	2,434	122,799
		419,533
FINLAND — 0.4%
Kone Oyj, B Shares	177	7,388
Outokumpu Oyj(1)	5,812	58,454
		65,842
FRANCE — 10.0%
AXA SA	1,008	24,092
Bouygues SA	3,938	163,872
Cie Generale des Etablissements Michelin, Class B	1,153	137,766
Credit Agricole SA	6,955	98,092
Faurecia	2,369	89,401
GDF Suez	8,621	237,334
Metropole Television SA	8,727	177,277
Orange SA	12,012	189,564
Societe Generale SA	1,393	72,969
Suez Environnement Co.	7,112	136,144
Total SA	3,342	241,532

10

	Shares	Value
Valeo SA	379	$50,905
Vinci SA	2,674	199,918
		1,818,866
GERMANY — 9.1%
Allianz SE	991	165,144
BASF SE	2,004	233,329
Bayer AG	375	52,966
Continental AG	398	92,184
Deutsche Lufthansa AG	3,743	80,365
Deutsche Telekom AG	7,363	129,052
Duerr AG	428	37,977
E.ON AG	872	18,006
Hannover Rueck SE	188	16,941
Merck KGaA	1,172	101,729
Metro AG(1)	1,071	46,679
Muenchener Rueckversicherungs AG	249	55,201
OSRAM Licht AG(1)	1,553	78,330
ProSiebenSat.1 Media AG	4,114	183,279
RWE AG	1,151	49,433
Siemens AG	1,966	259,648
Suedzucker AG	3,340	67,459
		1,667,722
HONG KONG — 3.4%
BOC Hong Kong Holdings Ltd.	7,500	21,725
Hang Seng Bank Ltd.	11,400	186,215
Li & Fung Ltd.	42,000	62,211
Link Real Estate Investment Trust (The)	39,000	209,834
Sands China Ltd.	2,400	18,131
SJM Holdings Ltd.	49,000	122,778
		620,894
ISRAEL — 1.2%
Bank Hapoalim BM	27,172	157,101
Teva Pharmaceutical Industries Ltd.	1,120	59,207
		216,308
ITALY — 1.6%
ENI SpA	5,605	153,345
Exor SpA	826	33,920
Fiat SpA(1)	2,645	26,113
Mediaset SpA(1)	17,968	87,589
		300,967
JAPAN — 20.2%
Aeon Co. Ltd.	2,300	28,289
Asahi Kasei Corp.	19,000	145,353
Astellas Pharma, Inc.	5,000	65,693
Bridgestone Corp.	4,800	167,968
Canon, Inc.	6,400	208,227
Central Japan Railway Co.	900	128,375

11

	Shares	Value
Daito Trust Construction Co. Ltd.	1,600	$188,105
FamilyMart Co. Ltd.	2,700	116,337
Fuji Heavy Industries Ltd.	6,900	191,052
FUJIFILM Holdings Corp.	6,100	170,105
Fukuoka Financial Group, Inc.	5,000	24,135
Gree, Inc.(1)	2,100	18,408
Hino Motors Ltd.	3,100	42,688
Hoya Corp.	2,000	66,453
Japan Airlines Co. Ltd.	2,700	149,252
JGC Corp.	3,000	91,150
Kao Corp.	5,000	196,782
KDDI Corp.	1,600	97,590
Konica Minolta Holdings, Inc.	14,000	138,335
KYORIN Holdings, Inc.	2,200	45,257
Lawson, Inc.	600	45,013
Mitsubishi Electric Corp.	16,000	197,424
Mitsubishi Motors Corp.	5,300	58,491
Mochida Pharmaceutical Co. Ltd.	600	43,058
Nippon Telegraph & Telephone Corp.	1,600	99,786
NTT Data Corp.	1,700	65,278
NTT DoCoMo, Inc.	1,900	32,484
Otsuka Holdings Co. Ltd.	1,100	34,095
Panasonic Corp.	13,900	169,316
Seiko Epson Corp.	1,700	72,326
Seven & I Holdings Co. Ltd.	1,800	75,834
Seven Bank Ltd.	27,500	112,383
Shin-Etsu Chemical Co. Ltd.	2,100	127,652
Showa Shell Sekiyu KK	1,000	11,362
Sumitomo Chemical Co. Ltd.	18,000	68,052
Sumitomo Mitsui Financial Group, Inc.	600	25,136
Suzuki Motor Corp.	600	18,793
TDK Corp.	2,900	135,976
Toyota Motor Corp.	400	24,022
		3,696,035
NETHERLANDS — 2.4%
ING Groep NV CVA(1)	16,760	235,462
Koninklijke Ahold NV	11,283	211,817
		447,279
NEW ZEALAND — 0.8%
Telecom Corp. of New Zealand Ltd.	65,862	154,544
NORWAY — 1.5%
Statoil ASA	5,780	177,532
TGS Nopec Geophysical Co. ASA	1,209	38,652
Yara International ASA	1,286	64,427
		280,611
PORTUGAL — 0.9%
EDP - Energias de Portugal SA	31,050	155,781

12

	Shares	Value
SINGAPORE — 2.4%
ComfortDelGro Corp. Ltd.	35,000	$70,174
Singapore Post Ltd.	157,000	218,458
United Overseas Bank Ltd.	8,000	144,486
		433,118
SPAIN — 2.6%
Banco Santander SA	31,119	325,124
Fomento de Construcciones y Contratas SA(1)	1,165	27,167
Gas Natural SDG SA	1,808	57,102
Mapfre SA	17,356	69,181
		478,574
SWEDEN — 2.8%
Hennes & Mauritz AB, B Shares	3,892	170,090
Industrivarden AB, C Shares	2,470	48,797
Intrum Justitia AB	2,241	66,879
Investor AB, B Shares	5,182	194,435
Telefonaktiebolaget LM Ericsson, B Shares	1,947	23,530
		503,731
SWITZERLAND — 8.1%
Givaudan SA	11	18,346
Lonza Group AG	279	30,360
Nestle SA	5,853	453,429
Novartis AG	1,313	118,893
Roche Holding AG	1,552	462,905
Schmolz + Bickenbach AG(1)	17,523	28,059
Sika AG	7	28,622
Straumann Holding AG	157	36,364
Swiss Reinsurance Co.	616	54,806
Zurich Financial Services AG	796	239,931
		1,471,715
UNITED KINGDOM — 19.8%
Afren plc(1)	8,953	22,217
Antofagasta plc	8,272	108,016
AstraZeneca plc	1,685	125,167
Berendsen plc	7,363	123,364
BP plc	3,148	27,740
British American Tobacco plc	1,586	94,403
British Sky Broadcasting Group plc	10,062	155,670
Britvic plc	5,391	67,120
BT Group plc	24,605	162,078
Catlin Group Ltd.	5,788	52,995
Centrica plc	31,831	170,291
Direct Line Insurance Group plc	40,221	185,715
Dixons Retail plc(1)	189,832	161,757
Experian plc	2,152	36,387
GlaxoSmithKline plc	12,918	345,767
HSBC Holdings plc	33,182	336,694

13

	Shares	Value
IMI plc	1,041	$26,492
Imperial Tobacco Group plc	5,455	245,529
Lloyds Banking Group plc(1)	112,041	142,372
Man Group plc	5,436	9,787
Marks & Spencer Group plc	2,836	20,637
QinetiQ Group plc	10,649	37,689
Reckitt Benckiser Group plc	396	34,563
Royal Dutch Shell plc, B Shares	9,576	416,674
Shire plc	170	13,296
Soco International plc	20,813	146,966
St. James's Place plc	4,334	56,519
Standard Chartered plc	2,157	44,076
Standard Life plc	28,570	182,915
TUI Travel plc	9,090	61,915
Vedanta Resources plc	135	2,562
		3,617,373
TOTAL COMMON STOCKS (Cost $16,016,389)		17,891,231
EXCHANGE-TRADED FUNDS — 1.4%
iShares MSCI EAFE ETF (Cost $242,728)	3,636	248,593
TEMPORARY CASH INVESTMENTS — 1.3%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.75% - 0.875%, 1/31/18 - 2/28/18, valued at $54,007), in a joint trading account at 0.05%, dated 6/30/14, due 7/1/14 (Delivery value $52,921)		52,921
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.75%, 5/15/23, valued at $21,610), in a joint trading account at 0.01%, dated 6/30/14, due 7/1/14 (Delivery value $21,168)		21,168
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 3.125%, 11/15/41, valued at $43,188), in a joint trading account at 0.03%, dated 6/30/14, due 7/1/14 (Delivery value $42,336)		42,336
SSgA U.S. Government Money Market Fund, Class N	125,123	125,123
TOTAL TEMPORARY CASH INVESTMENTS (Cost $241,548)		241,548
TOTAL INVESTMENT SECURITIES — 100.6% (Cost $16,500,665)		18,381,372
OTHER ASSETS AND LIABILITIES — (0.6)%		(114,422)
TOTAL NET ASSETS — 100.0%		$18,266,950

14

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	24.1%
Industrials	13.3%
Consumer Discretionary	12.2%
Consumer Staples	9.9%
Health Care	9.3%
Materials	6.9%
Energy	6.8%
Telecommunication Services	5.9%
Information Technology	4.9%
Utilities	4.6%
Exchange-Traded Funds	1.4%
Cash and Equivalents*	0.7%
 *Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
CVA	-	Certificaten Van Aandelen

(1)	Non-income producing.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

JUNE 30, 2014
Assets
Investment securities, at value (cost of $16,500,665)	$18,381,372
Foreign currency holdings, at value (cost of $30,078)	30,196
Receivable for investments sold	243
Receivable for capital shares sold	75,654
Dividends and interest receivable	59,601
18,547,066

Liabilities
Payable for capital shares redeemed	260,625
Accrued management fees	17,136
Distribution and service fees payable	2,355
280,116

Net Assets	$18,266,950

Net Assets Consist of:
Capital (par value and paid-in surplus)	$18,171,013
Undistributed net investment income	284,153
Accumulated net realized loss	(2,069,451)
Net unrealized appreciation	1,881,235
$18,266,950

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$11,859,466	1,225,187	$9.68
Institutional Class, $0.01 Par Value	$920,880	95,000	$9.69
A Class, $0.01 Par Value	$3,163,544	327,182	$9.67*
C Class, $0.01 Par Value	$1,081,415	112,438	$9.62
R Class, $0.01 Par Value	$1,241,645	128,690	$9.65
*Maximum offering price $10.26 (net asset value divided by 0.9425).

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED JUNE 30, 2014
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $42,053)	$530,322
Interest	49
530,371

Expenses:
Management fees	160,327
Distribution and service fees:
A Class	10,131
C Class	11,365
R Class	6,662
Directors' fees and expenses	815
Other expenses	383
189,683

Net investment income (loss)	340,688

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	1,190,378
Foreign currency transactions	1,092
1,191,470

Change in net unrealized appreciation (depreciation) on:
Investments	1,252,633
Translation of assets and liabilities in foreign currencies	1,844
1,254,477

Net realized and unrealized gain (loss)	2,445,947

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,786,635

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2014 AND JUNE 30, 2013
Increase (Decrease) in Net Assets	June 30, 2014	June 30, 2013
Operations
Net investment income (loss)	$340,688	$174,437
Net realized gain (loss)	1,191,470	465,632
Change in net unrealized appreciation (depreciation)	1,254,477	502,165
Net increase (decrease) in net assets resulting from operations	2,786,635	1,142,234

Distributions to Shareholders
From net investment income:
Investor Class	(77,129)	(67,431)
Institutional Class	(8,863)	(16,249)
A Class	(77,654)	(65,085)
C Class	(2,727)	(18,335)
R Class	(10,425)	(24,988)
Decrease in net assets from distributions	(176,798)	(192,088)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	7,825,443	1,205,213

Redemption Fees
Increase in net assets from redemption fees	2,244	257

Net increase (decrease) in net assets	10,437,524	2,155,616

Net Assets
Beginning of period	7,829,426	5,673,810
End of period	$18,266,950	$7,829,426

Undistributed net investment income	$284,153	$119,171

See Notes to Financial Statements.

18

Notes to Financial Statements

JUNE 30, 2014

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Core Equity Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the

19

fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

20

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Redemption Fees — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM owns 11% of the shares of the fund.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.8180% to 1.0000%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended June 30, 2014 was 1.15% for the Investor Class, A Class, C Class and R Class and 0.95% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2014 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended June 30, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2014 were $25,238,405 and $17,301,661, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2014		Year ended June 30, 2013
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	10,000,000		50,000,000
Sold	994,691	$8,981,121	202,052	$1,541,413
Issued in reinvestment of distributions	8,579	75,069	9,208	66,666
Redeemed	(194,251)	(1,738,719)	(82,972)	(619,598)
	809,019	7,317,471	128,288	988,481
Institutional Class/Shares Authorized	10,000,000		50,000,000
Sold	61,382	571,684	—	—
Issued in reinvestment of distributions	1,013	8,863	2,244	16,249
Redeemed	(32,166)	(310,273)	(258)	(1,918)
	30,229	270,274	1,986	14,331
A Class/Shares Authorized	10,000,000		10,000,000
Sold	916,070	8,154,414	53,752	405,391
Issued in reinvestment of distributions	8,866	77,574	7,572	54,819
Redeemed	(876,480)	(7,879,965)	(60,072)	(447,241)
	48,456	352,023	1,252	12,969
C Class/Shares Authorized	10,000,000		10,000,000
Sold	18,605	171,940	20,494	163,261
Issued in reinvestment of distributions	312	2,727	2,528	18,282
Redeemed	(32,628)	(308,683)	(2,404)	(19,042)
	(13,711)	(134,016)	20,618	162,501
R Class/Shares Authorized	10,000,000		10,000,000
Sold	39,531	349,832	300	2,325
Issued in reinvestment of distributions	1,193	10,425	3,456	24,988
Redeemed	(35,560)	(340,566)	(55)	(382)
	5,164	19,691	3,701	26,931
Net increase (decrease)	879,157	$7,825,443	155,845	$1,205,213

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	—	$17,891,231	—
Exchange-Traded Funds	$248,593	—	—
Temporary Cash Investments	125,123	116,425	—
	$373,716	$18,007,656	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2014 and June 30, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$176,798	$192,088
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$16,596,121
Gross tax appreciation of investments	$2,060,633
Gross tax depreciation of investments	(275,382)
Net tax appreciation (depreciation) of investments	1,785,251
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	528
Net tax appreciation (depreciation)	$1,785,779
Undistributed ordinary income	$337,750
Accumulated short-term capital losses	$(2,027,592)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(47,669) and $(1,979,923) expire in 2017 and 2018, respectively.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$7.77	0.26	1.76	2.02	(0.11)	$9.68	26.15%	1.15%	2.61%	125%	$11,859
2013	$6.66	0.22	1.13	1.35	(0.24)	$7.77	20.60%	1.16%	2.85%	101%	$3,233
2012	$8.08	0.15	(1.43)	(1.28)	(0.14)	$6.66	(15.68)%	1.18%	2.42%	113%	$1,917
2011	$5.95	0.20	2.05	2.25	(0.12)	$8.08	38.09%	1.18%	2.53%	77%	$2,755
2010	$5.80	0.10	0.19	0.29	(0.14)	$5.95	4.68%	1.18%	1.55%	83%	$1,490
Institutional Class
2014	$7.78	0.28	1.76	2.04	(0.13)	$9.69	26.37%	0.95%	2.81%	125%	$921
2013	$6.67	0.22	1.15	1.37	(0.26)	$7.78	20.81%	0.96%	3.05%	101%	$504
2012	$8.10	0.18	(1.45)	(1.27)	(0.16)	$6.67	(15.59)%	0.98%	2.62%	113%	$419
2011	$5.96	0.21	2.07	2.28	(0.14)	$8.10	38.47%	0.98%	2.73%	77%	$1,116
2010	$5.81	0.11	0.19	0.30	(0.15)	$5.96	4.88%	0.98%	1.75%	83%	$653
A Class
2014	$7.76	0.16	1.84	2.00	(0.09)	$9.67	25.87%	1.40%	2.36%	125%	$3,164
2013	$6.65	0.19	1.15	1.34	(0.23)	$7.76	20.34%	1.41%	2.60%	101%	$2,162
2012	$8.07	0.18	(1.47)	(1.29)	(0.13)	$6.65	(15.92)%	1.43%	2.17%	113%	$1,845
2011	$5.94	0.16	2.08	2.24	(0.11)	$8.07	37.80%	1.43%	2.28%	77%	$1,019
2010	$5.79	0.09	0.18	0.27	(0.12)	$5.94	4.42%	1.43%	1.30%	83%	$730

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For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2014	$7.72	0.14	1.78	1.92	(0.02)	$9.62	24.92%	2.15%	1.61%	125%	$1,081
2013	$6.62	0.14	1.13	1.27	(0.17)	$7.72	19.40%	2.16%	1.85%	101%	$974
2012	$8.04	0.11	(1.45)	(1.34)	(0.08)	$6.62	(16.62)%	2.18%	1.42%	113%	$698
2011	$5.92	0.11	2.06	2.17	(0.05)	$8.04	36.72%	2.18%	1.53%	77%	$956
2010	$5.77	0.04	0.18	0.22	(0.07)	$5.92	3.64%	2.18%	0.55%	83%	$631
R Class
2014	$7.74	0.19	1.79	1.98	(0.07)	$9.65	25.62%	1.65%	2.11%	125%	$1,242
2013	$6.64	0.17	1.14	1.31	(0.21)	$7.74	19.93%	1.66%	2.35%	101%	$956
2012	$8.06	0.14	(1.45)	(1.31)	(0.11)	$6.64	(16.15)%	1.68%	1.92%	113%	$795
2011	$5.93	0.15	2.07	2.22	(0.09)	$8.06	37.52%	1.68%	2.03%	77%	$988
2010	$5.78	0.08	0.17	0.25	(0.10)	$5.93	4.16%	1.68%	1.05%	83%	$682

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the International Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Core Equity Fund (one of the fifteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2014

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Management

Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes(1) (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	None
(1) Myron S. Scholes resigned as director effective July 31, 2014.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Approval of Management Agreement

At a meeting held on June 13, 2014, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees (the “Directors”), including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed

30

different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency

31

and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

32

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

33

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2014.

For the fiscal year ended June 30, 2014, the fund intends to pass through to shareholders $42,053, or up to the maximum amount allowable, as a foreign tax credit which represents taxes paid on income derived from sources within foreign countries or possessions of the United States. During the fiscal year ended June 30, 2014, the fund earned $544,497 from income derived from foreign sources. Foreign source income and foreign tax expense per outstanding share on June 30, 2014 are $0.2883 and $0.0223, respectively.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-82881 1408

ANNUAL REPORT	JUNE 30, 2014

NT Core Equity Plus Fund

39

40

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2014. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Aggressive Monetary Policies Boosted Stock and Bond Returns

Stimulative monetary policies and expectations of economic improvement, interspersed with concerns about weaker-than-expected economic data and geopolitical conflicts, helped drive financial market returns during the reporting period. We believe the combination of longer-term optimism about global economic growth, low costs of capital, and central bank purchases of fixed income securities helped persuade investors to seek risk and yield, especially in the U.S. and Europe. Stock index returns were strong in these markets, particularly at the smaller capitalization end of the company size spectrum. The MSCI Europe and S&P 500® indices advanced 29.28% and 24.61%, respectively.

Remarkably, for a period in which stock market performance was so strong, government bond performance was also generally positive. Not surprisingly, U.S. corporate high-yield bonds posted double-digit returns, but the 30-year U.S. Treasury bond also outperformed most broader bond market measures. In addition, a generally weaker U.S. dollar during the reporting period meant that international bond returns for U.S. investors with currency exposure were generally higher than U.S. bonds returns. The Barclays Global Aggregate Bond and Barclays U.S. Aggregate Bond indices returned 7.39% and 4.37%, respectively.

Looking ahead, we see signs of sustained moderate economic growth in the second half of 2014, but headwinds persist. In the U.S., which was supposed to be an economic growth leader this year, housing market momentum has slowed, interest rates could rise, and economic growth and U.S. employment levels remain subpar compared with past post-recession periods. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2014
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Institutional Class	ACNKX	27.10%	23.00%	12/1/11
S&P 500 Index	—	24.61%	21.85%	—

Growth of $10,000 Over Life of Class
$10,000 investment made December 1, 2011

Value on June 30, 2014
Institutional Class — $17,061

S&P 500 Index — $16,653

 *From December 1, 2011, the Institutional Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class	1.66%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. In addition, its investment approach may involve higher price volatility, short sales risk, leverage risk and overweighting risk.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Portfolio Commentary

Portfolio Managers: Scott Wittman, Bill Martin and Claudia Musat

Performance Summary

NT Core Equity Plus returned 27.10% for the fiscal year ended June 30, 2014, compared with the 24.61% return of its benchmark, the S&P 500 Index.

As U.S. equity markets continued their robust appreciation, NT Core Equity Plus posted a solid gain for the 12-month period, outperforming the S&P 500 Index. The fund is managed to have a 100% net exposure to the equity market by investing approximately 130% of its net assets in long positions, while 30% of its net assets are sold short. The proceeds from the securities sold short are used to fund the purchase of the additional 30% of long positions. The portfolio’s stock selection process incorporates factors of valuation, quality, growth, and momentum (sentiment) while striving to minimize unintended risks along industries and other risk characteristics. Security selection in the consumer staples and industrials sectors contributed the most to fund results, while information technology and consumer discretionary holdings weighed on relative performance.

Consumer Staples and Industrials Outperformed

The consumer staples and industrials sectors were among the leading contributors to the fund’s returns relative to the S&P 500. Stock choices in the consumer staples sector, particularly among food products manufacturers and food and staples retailers, were especially effective, driving the sector's substantial outperformance relative to the index. Among the top sector contributors was a portfolio-only position in chain drug store Rite Aid, which rose on revenue growth and efficiency and distribution chain improvements, bolstering the sector’s return. Significant contribution also came from supermarket chain store operator Safeway, which appreciated on speculation of being acquired by private equity firm Cerberus Capital Management, owner of the Albertson’s chain of grocery stores. Following its appreciation, we took profits in Safeway and exited the position.
Several chicken processors helped boost the fund’s performance including a portfolio-only position in Pilgrim’s Pride, which rallied following management’s decision to bow out of the race with Tyson Foods to acquire Hillshire Brands.

Industrials sector outperformance was primarily due to successful stock selection and positioning in the strongly appreciating aerospace and defense industry. A number of defense contractors were key contributors, benefiting from an overall pickup in activity amid an improving economic landscape. Strong contributions came from Alliant Techsystems, which we sold to lock in gains, as well as Northrop Grumman, which appreciated nearly 50% largely on new government contracts. A short position—which is designed to profit when a stock’s price declines—in DigitalGlobe, a provider of satellite imagery technology, also helped returns as the company’s stock declined during the period.

Significant contribution also came from several long positions among energy equipment manufacturers, including drilling and rig services provider Nabors Industries. The company, with robust quality and sentiment profiles, rallied over 70% during the period on solid earnings and merger news. Elsewhere, apparel manufacturer Hanesbrands’ earnings growth and announced intent to purchase French clothing manufacturer DBApparel, thereby increasing exposure in Europe, helped to drive its stock price higher.

4

Information Technology Was Leading Detractor

Security selection in the information technology sector was the principal detractor from the fund’s 12-month results. Semiconductor manufacturers were leading drivers of sector underperformance including a short position in solar power semiconductor manufacturer SunEdison, which benefited from several analyst upgrades based on a continued rise in solar power demand. Despite its climbing share value, we believe that the company is unappealing across valuation, quality, and growth measures, which justify the short position.

A number of long positions in the consumer discretionary sector, particularly in retail industries, declined during the period, negatively impacting the fund’s performance. These included office products superstore Staples, which was down nearly 30% on disappointing revenues and profits and an announcement of 225 store closings. Electronics retailer Best Buy reported weaker-than-expected holiday sales amid a promotional sales environment that failed to drive higher industry demand. Likewise, toy manufacturer Mattel diminished fund returns after disappointing holiday sales impacted the company’s earnings, and was subsequently sold. Other sector detractors included casino game equipment maker International Game Technology, which fell on disappointing earnings stemming from declining slot machine sales. We ultimately exited our position in the holding.

A Look Ahead

Economic recovery in the U.S. appears to be progressing, albeit at a slower pace than during prior post-recessionary periods, and is expected to stay the course through the remainder of 2014. Recent indicators such as improvements in small business and consumer confidence point to a sustainable rebound, and economic growth is likely to further benefit from the recovering labor and housing markets. Though a continuation of political instability in non-U.S. markets as well as the potential for rising inflation and interest rates could lead to heightened market volatility, our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level in both the long and short portions of the portfolio. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. The portfolio’s current holdings exhibit the highest exposure to quality insights, followed by value and growth, and we maintain positive exposure to sentiment. The fund's largest overweights, relative to the benchmark, are in health care and information technology, while the underweights are led by the financials and energy sectors.

5

Fund Characteristics

JUNE 30, 2014
Top Ten Long Holdings	% of net assets
Apple, Inc.	4.02%
Johnson & Johnson	2.43%
Verizon Communications, Inc.	1.79%
AT&T, Inc.	1.78%
Intel Corp.	1.76%
Pfizer, Inc.	1.76%
Merck & Co., Inc.	1.74%
Exxon Mobil Corp.	1.66%
Oracle Corp.	1.59%
Cisco Systems, Inc.	1.53%

Top Five Short Holdings	% of net assets
New Gold, Inc.	(0.90)%
Conn's, Inc.	(0.85)%
SunEdison, Inc.	(0.85)%
Iron Mountain, Inc.	(0.82)%
WEX, Inc.	(0.81)%

Types of Investments in Portfolio	% of net assets
Common Stocks	128.6%
Common Stocks Sold Short	(30.2)%
Temporary Cash Investments	1.8%
Other Assets and Liabilities	(0.2)%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2014 to June 30, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period(1) 1/1/14 – 6/30/14	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$1,074.00	$7.71	1.50%
Hypothetical
Institutional Class	$1,000	$1,017.36	$7.50	1.50%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

8

Schedule of Investments

JUNE 30, 2014

	Shares	Value
COMMON STOCKS — 128.6%
AEROSPACE AND DEFENSE — 5.5%
Boeing Co. (The)(1)	35,908	$4,568,575
Esterline Technologies Corp.(2)	7,193	828,058
General Dynamics Corp.(1)	6,548	763,169
Honeywell International, Inc.(1)	40,207	3,737,241
Lockheed Martin Corp.	23,939	3,847,715
Moog, Inc., Class A(2)	9,421	686,697
Northrop Grumman Corp.(1)	28,062	3,357,057
Raytheon Co.(1)	37,418	3,451,811
		21,240,323
AIR FREIGHT AND LOGISTICS — 0.6%
United Parcel Service, Inc., Class B	23,617	2,424,521
AIRLINES — 1.8%
JetBlue Airways Corp.(1)(2)	317,523	3,445,125
Southwest Airlines Co.(1)	128,863	3,461,260
		6,906,385
AUTO COMPONENTS — 2.8%
Gentex Corp.(1)	86,322	2,511,107
Johnson Controls, Inc.(1)	73,940	3,691,824
Magna International, Inc.(1)	27,340	2,945,885
Tenneco, Inc.(2)	27,193	1,786,580
		10,935,396
BANKS — 3.6%
Bank of America Corp.(1)	365,595	5,619,195
Citigroup, Inc.(1)	85,626	4,032,985
JPMorgan Chase & Co.(1)	34,708	1,999,875
Wells Fargo & Co.(1)	44,116	2,318,737
		13,970,792
BEVERAGES — 0.9%
Coca-Cola Co. (The)(1)	8,077	342,142
Dr Pepper Snapple Group, Inc.(1)	54,978	3,220,611
PepsiCo, Inc.(1)	995	88,893
		3,651,646
BIOTECHNOLOGY — 3.1%
Alexion Pharmaceuticals, Inc.(2)	1,303	203,594
Amgen, Inc.(1)	24,393	2,887,399
Biogen Idec, Inc.(1)(2)	8,022	2,529,417
Celgene Corp.(1)(2)	26,266	2,255,724
Gilead Sciences, Inc.(1)(2)	22,060	1,828,995
Isis Pharmaceuticals, Inc.(2)	14,331	493,703
Myriad Genetics, Inc.(1)(2)	23,799	926,257
United Therapeutics Corp.(1)(2)	9,731	861,096
		11,986,185
9

	Shares	Value
CAPITAL MARKETS — 2.4%
Affiliated Managers Group, Inc.(1)(2)	9,301	$1,910,425
Franklin Resources, Inc.(1)	53,621	3,101,439
Janus Capital Group, Inc.(1)	70,452	879,241
SEI Investments Co.(1)	54,017	1,770,137
Stifel Financial Corp.(1)(2)	36,237	1,715,822
		9,377,064
CHEMICALS — 5.3%
Ashland, Inc.	27,248	2,962,947
Cabot Corp.(1)	38,131	2,211,217
Dow Chemical Co. (The)(1)	89,576	4,609,581
Eastman Chemical Co.	26,425	2,308,224
Olin Corp.	70,472	1,897,106
PPG Industries, Inc.(1)	18,888	3,969,313
Scotts Miracle-Gro Co. (The), Class A(1)	45,159	2,567,741
		20,526,129
COMMERCIAL SERVICES AND SUPPLIES — 1.4%
Deluxe Corp.(1)	42,160	2,469,733
RR Donnelley & Sons Co.(1)	148,808	2,523,784
Steelcase, Inc., Class A	23,035	348,519
		5,342,036
COMMUNICATIONS EQUIPMENT — 3.8%
Brocade Communications Systems, Inc.(1)	302,936	2,787,011
Cisco Systems, Inc.(1)	238,579	5,928,688
QUALCOMM, Inc.(1)	73,130	5,791,896
		14,507,595
CONSTRUCTION AND ENGINEERING — 0.7%
AECOM Technology Corp.(1)(2)	88,954	2,864,319
CONSUMER FINANCE — 1.4%
Cash America International, Inc.(1)	69,548	3,090,018
Credit Acceptance Corp.(2)	19,936	2,454,121
		5,544,139
CONTAINERS AND PACKAGING — 1.4%
Ball Corp.	41,058	2,573,515
Sonoco Products Co.(1)	65,276	2,867,575
		5,441,090
DIVERSIFIED CONSUMER SERVICES — 0.1%
Apollo Education Group, Inc., Class A(1)(2)	10,138	316,813
DIVERSIFIED FINANCIAL SERVICES — 0.6%
Berkshire Hathaway, Inc., Class B(1)(2)	13,730	1,737,669
Voya Financial, Inc.	15,096	548,588
		2,286,257
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.6%
AT&T, Inc.(1)	194,232	6,868,044
Verizon Communications, Inc.(1)	141,614	6,929,173
		13,797,217

10

	Shares	Value
ELECTRICAL EQUIPMENT — 1.8%
Emerson Electric Co.(1)	54,491	$3,616,023
Rockwell Automation, Inc.(1)	27,144	3,397,343
		7,013,366
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 1.0%
Dolby Laboratories, Inc., Class A(2)	44,284	1,913,069
TE Connectivity Ltd.	32,594	2,015,613
		3,928,682
ENERGY EQUIPMENT AND SERVICES — 3.8%
Baker Hughes, Inc.(1)	60,365	4,494,174
Nabors Industries Ltd.(1)	92,416	2,714,258
National Oilwell Varco, Inc.(1)	5,233	430,938
RPC, Inc.(1)	124,321	2,920,300
Schlumberger Ltd.	34,052	4,016,433
		14,576,103
FOOD AND STAPLES RETAILING — 0.7%
Rite Aid Corp.(1)(2)	391,102	2,804,201
FOOD PRODUCTS — 3.7%
Archer-Daniels-Midland Co.(1)	81,033	3,574,366
Kellogg Co.(1)	49,122	3,227,315
Keurig Green Mountain, Inc.(1)	4,306	536,571
Pilgrim's Pride Corp.(1)(2)	137,200	3,753,792
Tyson Foods, Inc., Class A(1)	85,189	3,197,995
		14,290,039
HEALTH CARE EQUIPMENT AND SUPPLIES — 4.7%
Align Technology, Inc.(2)	5,076	284,459
Becton Dickinson and Co.(1)	11,957	1,414,513
Boston Scientific Corp.(1)(2)	193,699	2,473,536
C.R. Bard, Inc.	12,571	1,797,779
Covidien plc	3,065	276,402
DexCom, Inc.(2)	8,138	322,753
Hill-Rom Holdings, Inc.	45,138	1,873,678
Medtronic, Inc.(1)	69,172	4,410,407
St. Jude Medical, Inc.(1)	49,651	3,438,332
Stryker Corp.(1)	21,540	1,816,253
		18,108,112
HEALTH CARE PROVIDERS AND SERVICES — 1.4%
Cardinal Health, Inc.(1)	47,672	3,268,393
Centene Corp.(2)	7,107	537,360
Express Scripts Holding Co.(1)(2)	25,800	1,788,714
		5,594,467
HOTELS, RESTAURANTS AND LEISURE — 2.2%
Bally Technologies, Inc.(1)(2)	39,913	2,623,083
Las Vegas Sands Corp.	24,809	1,890,942
Royal Caribbean Cruises Ltd.	30,715	1,707,754
Wyndham Worldwide Corp.	28,971	2,193,684
		8,415,463

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	Shares	Value
HOUSEHOLD DURABLES — 2.1%
Newell Rubbermaid, Inc.(1)	94,584	$2,931,158
NVR, Inc.(2)	154	177,193
PulteGroup, Inc.(1)	127,319	2,566,751
Whirlpool Corp.(1)	17,859	2,486,330
		8,161,432
HOUSEHOLD PRODUCTS — 2.3%
Energizer Holdings, Inc.(1)	28,726	3,505,434
Kimberly-Clark Corp.(1)	34,548	3,842,428
Procter & Gamble Co. (The)(1)	19,625	1,542,329
		8,890,191
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.8%
AES Corp. (The)(1)	200,514	3,117,993
INDUSTRIAL CONGLOMERATES — 1.9%
3M Co.(1)	6,403	917,165
Danaher Corp.(1)	48,575	3,824,310
General Electric Co.(1)	96,782	2,543,431
		7,284,906
INSURANCE — 4.1%
Allstate Corp. (The)	11,626	682,679
American International Group, Inc.(1)	87,270	4,763,197
Amtrust Financial Services, Inc.(1)	65,042	2,719,406
Aspen Insurance Holdings Ltd.(1)	45,795	2,080,009
Hanover Insurance Group, Inc. (The)(1)	14,661	925,842
Old Republic International Corp.(1)	96,723	1,599,798
RenaissanceRe Holdings Ltd.(1)	27,229	2,913,503
		15,684,434
INTERNET AND CATALOG RETAIL — 2.0%
Amazon.com, Inc.(2)	5,538	1,798,632
Expedia, Inc.(1)	40,415	3,183,085
HSN, Inc.	44,735	2,650,101
		7,631,818
INTERNET SOFTWARE AND SERVICES — 2.4%
Conversant, Inc.(2)	7,662	194,615
eBay, Inc.(1)(2)	64,324	3,220,059
Google, Inc., Class A(1)(2)	3,966	2,318,801
Google, Inc., Class C(1)(2)	6,124	3,523,015
		9,256,490
IT SERVICES — 1.8%
Accenture plc, Class A(1)	4,280	345,995
Amdocs Ltd.(1)	5,326	246,754
Euronet Worldwide, Inc.(2)	26,277	1,267,603
Genpact Ltd.(2)	10,861	190,393
International Business Machines Corp.(1)	26,240	4,756,525
Teradata Corp.(2)	4,686	188,377
		6,995,647

12

	Shares	Value
LEISURE PRODUCTS — 0.7%
Hasbro, Inc.(1)	52,451	$2,782,526
LIFE SCIENCES TOOLS AND SERVICES — 0.4%
Charles River Laboratories International, Inc.(2)	16,950	907,164
Illumina, Inc.(2)	3,817	681,487
		1,588,651
MACHINERY — 4.0%
AGCO Corp.(1)	21,951	1,234,085
Caterpillar, Inc.(1)	41,001	4,455,579
Dover Corp.	30,015	2,729,864
IDEX Corp.	2,528	204,111
Lincoln Electric Holdings, Inc.	9,872	689,855
Oshkosh Corp.(1)	24,588	1,365,372
Snap-On, Inc.(1)	25,379	3,007,919
Toro Co. (The)(1)	7,496	476,746
WABCO Holdings, Inc.(1)(2)	13,881	1,482,768
		15,646,299
MARINE — 0.6%
Matson, Inc.(1)	89,249	2,395,443
MEDIA — 2.3%
Comcast Corp., Class A(1)	4,654	249,827
John Wiley & Sons, Inc., Class A(1)	52,119	3,157,890
Live Nation Entertainment, Inc.(1)(2)	87,245	2,154,079
Time Warner, Inc.	17,478	1,227,830
Viacom, Inc., Class B	1,808	156,808
Walt Disney Co. (The)	24,879	2,133,125
		9,079,559
METALS AND MINING — 1.4%
Compass Minerals International, Inc.	21,710	2,078,515
United States Steel Corp.(1)	123,510	3,216,201
		5,294,716
MULTI-UTILITIES — 0.8%
Wisconsin Energy Corp.(1)	69,075	3,240,999
MULTILINE RETAIL — 1.5%
Dillard's, Inc., Class A(1)	21,628	2,522,041
Macy's, Inc.(1)	56,746	3,292,403
		5,814,444
OIL, GAS AND CONSUMABLE FUELS — 6.8%
Chesapeake Energy Corp.	9,611	298,710
Chevron Corp.(1)	15,820	2,065,301
ConocoPhillips(1)	2,115	181,319
Encana Corp.(1)	123,396	2,925,719
EOG Resources, Inc.(1)	39,892	4,661,779
Exxon Mobil Corp.(1)	63,876	6,431,036
Gran Tierra Energy, Inc.(1)(2)	385,358	3,129,107
Kosmos Energy Ltd.(1)(2)	174,313	1,957,535

13

	Shares	Value
Occidental Petroleum Corp.(1)	15,612	$1,602,259
Valero Energy Corp.(1)	64,651	3,239,015
		26,491,780
PAPER AND FOREST PRODUCTS — 0.5%
International Paper Co.	36,225	1,828,276
PERSONAL PRODUCTS — 0.5%
Avon Products, Inc.(1)	123,474	1,803,955
PHARMACEUTICALS — 8.0%
AbbVie, Inc.(1)	88,664	5,004,196
Eli Lilly & Co.(1)	45,204	2,810,333
Johnson & Johnson(1)	90,023	9,418,206
Merck & Co., Inc.(1)	116,557	6,742,822
Pfizer, Inc.(1)	229,211	6,802,983
		30,778,540
PROFESSIONAL SERVICES — 1.2%
Manpowergroup, Inc.(1)	34,998	2,969,580
Towers Watson & Co., Class A	14,213	1,481,421
		4,451,001
REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.1%
Host Hotels & Resorts, Inc.	146,981	3,235,052
PS Business Parks, Inc.	11,095	926,321
		4,161,373
REAL ESTATE MANAGEMENT AND DEVELOPMENT — 1.2%
CBRE Group, Inc.(1)(2)	100,588	3,222,840
St Joe Co. (The)(2)	54,219	1,378,789
		4,601,629
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 3.9%
Broadcom Corp., Class A(1)	100,194	3,719,201
Fairchild Semiconductor International, Inc.(2)	14,533	226,715
First Solar, Inc.(1)(2)	3,794	269,602
Intel Corp.(1)	220,890	6,825,501
KLA-Tencor Corp.(1)	27,377	1,988,665
Marvell Technology Group Ltd.	23,123	331,353
Texas Instruments, Inc.	15,772	753,744
Xilinx, Inc.	17,121	809,994
		14,924,775
SOFTWARE — 5.6%
CA, Inc.	7,416	213,136
Cadence Design Systems, Inc.(1)(2)	165,583	2,896,047
Intuit, Inc.	3,880	312,456
Mentor Graphics Corp.(1)	92,447	1,994,082
Microsoft Corp.(1)	129,606	5,404,570
Oracle Corp.(1)	151,436	6,137,701
Symantec Corp.(1)	96,516	2,210,217
Synopsys, Inc.(1)(2)	62,882	2,441,079
		21,609,288

14

	Shares	Value
SPECIALTY RETAIL — 2.7%
Best Buy Co., Inc.(1)	57,470	$1,782,145
Buckle, Inc. (The)(1)	30,655	1,359,856
GameStop Corp., Class A(1)	59,432	2,405,213
Guess?, Inc.(1)	79,010	2,133,270
Lowe's Cos., Inc.(1)	25,228	1,210,692
PetSmart, Inc.(1)	12,433	743,493
Staples, Inc.(1)	62,577	678,334
		10,313,003
TECHNOLOGY HARDWARE, STORAGE AND PERIPHERALS — 7.1%
Apple, Inc.(1)	167,468	15,562,801
EMC Corp.(1)	151,932	4,001,889
Hewlett-Packard Co.(1)	133,872	4,508,809
NetApp, Inc.	7,571	276,493
SanDisk Corp.	20,727	2,164,521
Seagate Technology plc(1)	7,421	421,661
Western Digital Corp.	7,145	659,483
		27,595,657
TEXTILES, APPAREL AND LUXURY GOODS — 1.7%
Deckers Outdoor Corp.(1)(2)	27,295	2,356,377
Hanesbrands, Inc.(1)	34,094	3,356,213
Iconix Brand Group, Inc.(1)(2)	24,373	1,046,577
		6,759,167
THRIFTS AND MORTGAGE FINANCE — 0.8%
EverBank Financial Corp.(1)	147,277	2,969,104
TRADING COMPANIES AND DISTRIBUTORS — 0.1%
WESCO International, Inc.(2)	4,753	410,564
TOTAL COMMON STOCKS (Cost $406,025,413)		497,412,000
TEMPORARY CASH INVESTMENTS — 1.8%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.75% - 0.875%, 1/31/18 - 2/28/18, valued at $1,536,473), in a joint trading account at 0.05%, dated 6/30/14, due 7/1/14 (Delivery value $1,505,554)		1,505,552
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.75%, 5/15/23, valued at $614,788), in a joint trading account at 0.01%, dated 6/30/14, due 7/1/14 (Delivery value $602,221)		602,221
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 3.125%, 11/15/41, valued at $1,228,671), in a joint trading account at 0.03%, dated 6/30/14, due 7/1/14 (Delivery value $1,204,442)		1,204,441
SSgA U.S. Government Money Market Fund, Class N	3,559,667	3,559,667
TOTAL TEMPORARY CASH INVESTMENTS (Cost $6,871,881)		6,871,881
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 130.4% (Cost $412,897,294)		504,283,881
COMMON STOCKS SOLD SHORT — (30.2)%
AEROSPACE AND DEFENSE — (0.9)%
DigitalGlobe, Inc.	(95,333)	(2,650,257)
Triumph Group, Inc.	(13,544)	(945,642)
		(3,595,899)

15

	Shares	Value
AIR FREIGHT AND LOGISTICS — (0.7)%
CH Robinson Worldwide, Inc.	(6,978)	$(445,127)
UTi Worldwide, Inc.	(217,809)	(2,252,145)
		(2,697,272)
AUTOMOBILES — (0.4)%
Thor Industries, Inc.	(29,609)	(1,683,864)
BANKS — (0.2)%
BankUnited, Inc.	(22,202)	(743,323)
BIOTECHNOLOGY — (0.3)%
Intercept Pharmaceuticals, Inc.	(1,138)	(269,285)
Puma Biotechnology, Inc.	(11,310)	(746,460)
Synageva BioPharma Corp.	(2,317)	(242,822)
		(1,258,567)
BUILDING PRODUCTS — (0.6)%
Armstrong World Industries, Inc.	(40,868)	(2,347,049)
CAPITAL MARKETS — (0.1)%
State Street Corp.	(3,806)	(255,992)
CHEMICALS — (0.6)%
Chemtura Corp.	(74,364)	(1,943,131)
Kronos Worldwide, Inc.	(29,196)	(457,502)
		(2,400,633)
COMMERCIAL SERVICES AND SUPPLIES — (1.8)%
Copart, Inc.	(34,718)	(1,248,459)
Interface, Inc.	(129,207)	(2,434,260)
Iron Mountain, Inc.	(89,613)	(3,176,781)
		(6,859,500)
COMMUNICATIONS EQUIPMENT — (0.3)%
ViaSat, Inc.	(22,713)	(1,316,445)
CONSTRUCTION AND ENGINEERING — (0.8)%
Chicago Bridge & Iron Co. NV	(7,366)	(502,361)
Granite Construction, Inc.	(77,202)	(2,777,728)
		(3,280,089)
DIVERSIFIED FINANCIAL SERVICES — (1.1)%
Intercontinental Exchange, Inc.	(7,628)	(1,440,929)
Leucadia National Corp.	(100,940)	(2,646,647)
		(4,087,576)
ELECTRIC UTILITIES — (0.4)%
ALLETE, Inc.	(28,411)	(1,458,905)
ELECTRICAL EQUIPMENT — (0.6)%
Franklin Electric Co., Inc.	(61,546)	(2,482,150)
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — (0.1)%
AVX Corp.	(21,333)	(283,302)
ENERGY EQUIPMENT AND SERVICES — (1.5)%
Bristow Group, Inc.	(21,171)	(1,706,806)
Dresser-Rand Group, Inc.	(14,154)	(902,034)
Hornbeck Offshore Services, Inc.	(11,705)	(549,199)

16

	Shares	Value
McDermott International, Inc.	(320,366)	$(2,591,761)
		(5,749,800)
FOOD AND STAPLES RETAILING — (0.5)%
United Natural Foods, Inc.	(27,566)	(1,794,547)
FOOD PRODUCTS — (0.7)%
Darling Ingredients, Inc.	(122,363)	(2,557,387)
GAS UTILITIES — (0.2)%
South Jersey Industries, Inc.	(11,697)	(706,616)
HEALTH CARE EQUIPMENT AND SUPPLIES — (0.1)%
IDEXX Laboratories, Inc.	(1,951)	(260,595)
HEALTH CARE PROVIDERS AND SERVICES — (1.4)%
Acadia Healthcare Co., Inc.	(9,131)	(415,460)
Air Methods Corp.	(35,971)	(1,857,902)
AmerisourceBergen Corp.	(27,622)	(2,007,014)
Community Health Systems, Inc.	(4,948)	(224,491)
MWI Veterinary Supply, Inc.	(2,027)	(287,814)
Tenet Healthcare Corp.	(12,886)	(604,869)
		(5,397,550)
HOTELS, RESTAURANTS AND LEISURE — (0.3)%
BJ's Restaurants, Inc.	(35,083)	(1,224,747)
HOUSEHOLD DURABLES — (3.7)%
DR Horton, Inc.	(66,833)	(1,642,755)
Lennar Corp., Class A	(67,834)	(2,847,671)
M.D.C. Holdings, Inc.	(31,934)	(967,281)
Ryland Group, Inc.	(14,400)	(567,936)
Standard Pacific Corp.	(312,497)	(2,687,474)
Tempur Sealy International, Inc.	(47,264)	(2,821,661)
Toll Brothers, Inc.	(74,203)	(2,738,091)
		(14,272,869)
INSURANCE — (0.1)%
ProAssurance Corp.	(6,844)	(303,874)
INTERNET SOFTWARE AND SERVICES — (0.3)%
Dealertrack Technologies, Inc.	(30,092)	(1,364,371)
IT SERVICES — (1.1)%
Alliance Data Systems Corp.	(4,330)	(1,217,813)
WEX, Inc.	(29,984)	(3,147,420)
		(4,365,233)
MACHINERY — (0.8)%
Chart Industries, Inc.	(37,194)	(3,077,432)
MEDIA — (0.8)%
AMC Networks, Inc., Class A	(7,797)	(479,437)
Loral Space & Communications, Inc.	(36,423)	(2,647,588)
		(3,127,025)
METALS AND MINING — (2.5)%
Allegheny Technologies, Inc.	(10,774)	(485,907)
AuRico Gold, Inc.	(90,183)	(384,180)
Carpenter Technology Corp.	(18,118)	(1,145,963)
Hecla Mining Co.	(185,622)	(640,396)

17

	Shares	Value
New Gold, Inc.	(545,529)	$(3,475,020)
Royal Gold, Inc.	(4,773)	(363,321)
Stillwater Mining Co.	(128,047)	(2,247,225)
Tahoe Resources, Inc.	(42,812)	(1,121,674)
		(9,863,686)
MULTILINE RETAIL — (0.1)%
Family Dollar Stores, Inc.	(3,091)	(204,439)
OIL, GAS AND CONSUMABLE FUELS — (0.8)%
Consol Energy, Inc.	(43,510)	(2,004,506)
Diamondback Energy, Inc.	(9,139)	(811,543)
Williams Cos., Inc. (The)	(5,786)	(336,803)
		(3,152,852)
PHARMACEUTICALS — (0.1)%
Hospira, Inc.	(4,944)	(253,973)
REAL ESTATE INVESTMENT TRUSTS (REITs) — (0.3)%
Plum Creek Timber Co., Inc.	(8,676)	(391,287)
Weingarten Realty Investors	(21,890)	(718,868)
		(1,110,155)
ROAD AND RAIL — (0.7)%
Kansas City Southern	(25,122)	(2,700,866)
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — (0.8)%
SunEdison, Inc.	(145,015)	(3,277,339)
SOFTWARE — (1.2)%
Concur Technologies, Inc.	(19,507)	(1,820,783)
Solera Holdings, Inc.	(42,358)	(2,844,340)
		(4,665,123)
SPECIALTY RETAIL — (2.5)%
Cabela's, Inc.	(48,621)	(3,033,950)
CarMax, Inc.	(50,048)	(2,602,997)
Conn's, Inc.	(66,938)	(3,306,068)
Office Depot, Inc.	(137,312)	(781,305)
		(9,724,320)
TECHNOLOGY HARDWARE, STORAGE AND PERIPHERALS — (0.6)%
Stratasys Ltd.	(21,260)	(2,415,774)
TEXTILES, APPAREL AND LUXURY GOODS — (0.1)%
Carter's, Inc.	(3,231)	(222,713)
THRIFTS AND MORTGAGE FINANCE — (0.1)%
Capitol Federal Financial, Inc.	(16,323)	(198,488)
TOTAL COMMON STOCKS SOLD SHORT — (30.2)% (Proceeds $107,826,977)		(116,742,340)
OTHER ASSETS AND LIABILITIES — (0.2)%		(664,843)
TOTAL NET ASSETS — 100.0%		$386,876,698

NOTES TO SCHEDULE OF INVESTMENTS

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on securities sold short. At the period end, the aggregate value of securities pledged was $353,641,080.

(2)	Non-income producing.

See Notes to Financial Statements.

18

Statement of Assets and Liabilities

JUNE 30, 2014
Assets
Investment securities, at value (cost of $412,897,294)	$504,283,881
Cash	6,786
Deposits with broker for securities sold short	1,261,004
Receivable for investments sold	1,054,588
Receivable for capital shares sold	973
Dividends and interest receivable	436,565
507,043,797

Liabilities
Securities sold short, at value (proceeds of $107,826,977)	116,742,340
Payable for investments purchased	3,024,605
Accrued management fees	345,504
Dividend expense payable on securities sold short	54,650
120,167,099

Net Assets	$386,876,698

Institutional Class Capital Shares, $0.01 Par Value
Shares authorized	100,000,000
Shares outstanding	24,886,803

Net Asset Value Per Share	$15.55

Net Assets Consist of:
Capital (par value and paid-in surplus)	$276,890,617
Undistributed net investment income	55,052
Undistributed net realized gain	27,459,805
Net unrealized appreciation	82,471,224
$386,876,698

See Notes to Financial Statements.

19

Statement of Operations

YEAR ENDED JUNE 30, 2014
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $9,609)	$8,105,494
Interest	2,010
8,107,504

Expenses:
Dividend expense on securities sold short	919,782
Broker fees and charges on securities sold short	627,919
Management fees	3,634,220
Directors' fees and expenses	19,822
5,201,743

Net investment income (loss)	2,905,761

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	50,639,748
Securities sold short transactions	(13,509,320)
37,130,428

Change in net unrealized appreciation (depreciation) on:
Investments	42,787,113
Securities sold short	(5,244,833)
37,542,280

Net realized and unrealized gain (loss)	74,672,708

Net Increase (Decrease) in Net Assets Resulting from Operations	$77,578,469

See Notes to Financial Statements.

20

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2014 AND JUNE 30, 2013
Increase (Decrease) in Net Assets	June 30, 2014	June 30, 2013
Operations
Net investment income (loss)	$2,905,761	$3,022,524
Net realized gain (loss)	37,130,428	11,750,342
Change in net unrealized appreciation (depreciation)	37,542,280	30,800,835
Net increase (decrease) in net assets resulting from operations	77,578,469	45,573,701

Distributions to Shareholders
From net investment income	(2,895,863)	(3,503,918)
From net realized gains	(18,191,926)	(2,503,132)
Decrease in net assets from distributions	(21,087,789)	(6,007,050)

Capital Share Transactions
Proceeds from shares sold	53,033,084	55,757,312
Proceeds from reinvestment of distributions	21,087,789	6,007,050
Payments for shares redeemed	(11,310,492)	(22,403,513)
Net increase (decrease) in net assets from capital share transactions	62,810,381	39,360,849

Net increase (decrease) in net assets	119,301,061	78,927,500

Net Assets
Beginning of period	267,575,637	188,648,137
End of period	$386,876,698	$267,575,637

Undistributed net investment income	$55,052	$128,812

Transactions in Shares of the Fund
Sold	3,687,822	4,747,230
Issued in reinvestment of distributions	1,466,219	507,547
Redeemed	(763,715)	(1,988,165)
Net increase (decrease) in shares of the fund	4,390,326	3,266,612

See Notes to Financial Statements.

21

Statement of Cash Flows

YEAR ENDED JUNE 30, 2014
Cash Flows From (Used In) Operating Activities
Net increase (decrease) in net assets resulting from operations	$77,578,469
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash from (used in) operating activities:
Purchases of investment securities	(371,799,735)
Proceeds from investments sold	311,327,978
Purchases to cover securities sold short	(110,960,845)
Proceeds from securities sold short	130,408,935
(Increase) decrease in short-term investments	(4,347,543)
(Increase) decrease in deposits with broker for securities sold short	(1,206,094)
(Increase) decrease in receivable for investments sold	(1,054,588)
(Increase) decrease in dividends and interest receivable	(149,399)
Increase (decrease) in payable for investments purchased	3,024,605
Increase (decrease) in accrued management fees	101,990
Increase (decrease) in dividend expense payable on securities sold short	8,870
Increase (decrease) in broker fees and charges payable on securities sold short	(2,066)
Change in net unrealized (appreciation) depreciation on investments	(42,787,113)
Net realized (gain) loss on investment transactions	(50,639,748)
Change in net unrealized (appreciation) depreciation on securities sold short	5,244,833
Net realized (gain) loss on securities sold short transactions	13,509,320
Net cash from (used in) operating activities	(41,742,131)

Cash Flows From (Used In) Financing Activities
Proceeds from shares sold	53,059,409
Payments for shares redeemed	(11,310,492)
Distributions paid, net of reinvestments	—
Net cash from (used in) financing activities	41,748,917

Net Increase (Decrease) In Cash	6,786
Cash at beginning of period	—
Cash at end of period	$6,786

Supplemental disclosure of cash flow information:
Non cash financing activities not included herein consist of all reinvestment of distributions of $21,087,789.

See Notes to Financial Statements.

22

Notes to Financial Statements

JUNE 30, 2014

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Core Equity Plus Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not

23

limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities Sold Short — The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges to the broker on the assets borrowed for securities sold short. These fees are calculated daily based upon the value of each security sold short and a rate that is dependent on the availability of such security.  Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and short sales. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and short sales.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical

24

merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Statement of Cash Flows — The beginning of period and end of period cash in the Statement of Cash Flows is the amount of domestic and foreign currency included in the fund's Statement of Assets and Liabilities and represents the cash on hand at the custodian bank and does not include any short-term investments or deposits with brokers for securities sold short.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, expenses on securities sold short, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.9680% to 1.1500%. The rates for the Complex Fee range from 0.0500% to 0.1100%. The effective annual management fee for the year ended June 30, 2014 was 1.10%.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended June 30, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the year ended June 30, 2014 were $482,760,580 and $441,736,913, respectively.

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5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$497,412,000	—	—
Temporary Cash Investments	3,559,667	$3,312,214	—
	$500,971,667	$3,312,214	—

Liabilities
Securities Sold Short
Common Stocks	$(116,742,340)	—	—

6. Risk Factors

The fund's investment strategy utilizes leverage, which can increase market exposure and subject the fund to greater risk and higher volatility.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

If the fund is overweighted in a stock or sector, any negative development related to that stock or sector will have a greater impact on the fund than other funds that are not overweighted in that stock or sector.

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7. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2014 and June 30, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$6,818,382	$5,753,135
Long-term capital gains	$14,269,407	$253,915

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$412,938,749
Gross tax appreciation of investments	$94,272,212
Gross tax depreciation of investments	(2,927,080)
Net tax appreciation (depreciation) of investments	91,345,132
Net tax appreciation (depreciation) on securities sold short	(9,062,256)
Net tax appreciation (depreciation)	$82,282,876
Undistributed ordinary income	$2,076,017
Accumulated long-term gains	$25,627,188

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2014	$13.05	0.13	3.33	3.46	(0.12)	(0.84)	(0.96)	$15.55	27.10%	1.57%	1.10%	0.88%	104%	$386,877
2013	$10.95	0.16	2.26	2.42	(0.18)	(0.14)	(0.32)	$13.05	22.54%	1.66%	1.10%	1.35%	111%	$267,576
2012(3)	$10.00	0.03	0.92	0.95	—(4)	—	—(4)	$10.95	9.55%	1.86%(5)	1.11%(5)	0.53%(5)	81%	$188,648

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	December 1, 2011 (fund inception) through June 30, 2012.

(4)	Per-share amount was less than $0.005.

(5)	Annualized.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the NT Core Equity Plus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the NT Core Equity Plus Fund (one of the fifteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2014

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Management

Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes(1) (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	None
(1) Myron S. Scholes resigned as director effective July 31, 2014.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

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Approval of Management Agreement

At a meeting held on June 13, 2014, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees (the “Directors”), including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed

33

different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency

34

and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

35

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

36

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

37

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2014.

For corporate taxpayers, the fund hereby designates $5,104,446, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2014 as qualified for the corporate dividends received deduction.

The fund hereby designates $3,922,519 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

The fund hereby designates $14,269,407, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended June 30, 2014.

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-82897 1408

ANNUAL REPORT	JUNE 30, 2014

NT Equity Growth Fund

43

44

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2014. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Aggressive Monetary Policies Boosted Stock and Bond Returns

Stimulative monetary policies and expectations of economic improvement, interspersed with concerns about weaker-than-expected economic data and geopolitical conflicts, helped drive financial market returns during the reporting period. We believe the combination of longer-term optimism about global economic growth, low costs of capital, and central bank purchases of fixed income securities helped persuade investors to seek risk and yield, especially in the U.S. and Europe. Stock index returns were strong in these markets, particularly at the smaller capitalization end of the company size spectrum. The MSCI Europe and S&P 500® indices advanced 29.28% and 24.61%, respectively.

Remarkably, for a period in which stock market performance was so strong, government bond performance was also generally positive. Not surprisingly, U.S. corporate high-yield bonds posted double-digit returns, but the 30-year U.S. Treasury bond also outperformed most broader bond market measures. In addition, a generally weaker U.S. dollar during the reporting period meant that international bond returns for U.S. investors with currency exposure were generally higher than U.S. bonds returns. The Barclays Global Aggregate Bond and Barclays U.S. Aggregate Bond indices returned 7.39% and 4.37%, respectively.

Looking ahead, we see signs of sustained moderate economic growth in the second half of 2014, but headwinds persist. In the U.S., which was supposed to be an economic growth leader this year, housing market momentum has slowed, interest rates could rise, and economic growth and U.S. employment levels remain subpar compared with past post-recession periods. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Institutional Class	ACLEX	25.29%	19.10%	7.36%	5/12/06
S&P 500 Index	—	24.61%	18.82%	7.54%	—

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006

Value on June 30, 2014
Institutional Class — $17,828

S&P 500 Index — $18,066

 *From May 12, 2006, the Institutional Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class	0.48%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Portfolio Commentary

Portfolio Managers: Bill Martin and Claudia Musat

Performance Summary

NT Equity Growth returned 25.29% for the fiscal year ended June 30, 2014, compared with the 24.61% return of its benchmark, the S&P 500 Index.

As U.S. equity markets continued their robust appreciation, NT Equity Growth posted a solid gain for the 12-month period, slightly outperforming the S&P 500. Security selection in the consumer staples and industrials sectors contributed the most to fund results, while consumer discretionary holdings weighed on relative performance.

NT Equity Growth’s stock selection process incorporates factors of valuation, quality, growth, and momentum (sentiment) while striving to minimize unintended risks along industries and other risk characteristics. Within the fund, sentiment- and growth-based measures were the leading drivers of returns, although all factors contributed positively to results.

Consumer Staples and Industrials Outperformed

The consumer staples and industrials sectors were among the leading contributors to the fund’s returns relative to the S&P 500. Stock choices in the consumer staples sector, particularly among food products manufacturers and food and staples retailers, were especially effective, driving the sector's substantial outperformance relative to the index. Among the top sector contributors was supermarket chain store operator Safeway, which appreciated on speculation of being acquired by private equity firm Cerberus Capital Management, owner of the Albertson’s chain of grocery stores. Significant contribution also came from chain drug store Rite Aid, which rose on revenue growth and efficiency and distribution chain improvements, bolstering the sector’s return. Following their appreciation, we took profits and exited both positions. Other key sector contributors included not owning tobacco manufacturer Philip Morris International, which posted weak returns for the year.

Industrials sector outperformance was primarily due to successful stock selection and positioning in the strongly-appreciating aerospace and defense industry. A number of defense contractors were key contributors, benefiting from an overall pickup in activity amid an improving economic landscape. Strong contributions came from Raytheon as well as Northrop Grumman, which appreciated nearly 50% largely on new government contracts. Overweight positioning, relative to the benchmark, in the airlines industry was also beneficial, particularly commercial airline Delta Air Lines, which nearly doubled in value thanks to solid earnings. Industrial automation giant Rockwell Automation also aided relative gains. The company appears particularly attractive across growth and sentiment measures, and is above average on quality- and valuation-based insights.

Significant contribution also came from several energy equipment manufacturers, including drilling and rig services provider Nabors Industries. The company’s solid earnings and merger news propelled its stock higher, and we sold the holding to lock in gains. Elsewhere, apparel manufacturer Hanesbrands’ earnings growth and announced intent to purchase French clothing manufacturer DBApparel, thereby increasing exposure in Europe, helped to drive its stock price higher.

4

Consumer Discretionary Was Leading Detractor

Security selection in the consumer discretionary sector was the principal detractor from the fund’s 12-month results. A number of specialty retailers declined during the period including office products superstore Staples, which was down nearly 30% on disappointing revenues and profits and an announcement of 225 store closings. Multiline retailer Target lagged in the wake of news about a security breach in its credit card payment system, as well as greater-than-expected cost increases associated with expansion. A portfolio-only position in apparel retailer American Eagle Outfitters was also detrimental following the holding’s decline on lower-than-expected sales early in the period. We ultimately sold the fund’s positions in Staples, Target, and American Eagle Outfitters. Other sector detractors included casino game equipment maker International Game Technology, which fell on disappointing earnings stemming from declining slot machine sales. We exited our position in the holding.

Elsewhere in the portfolio, an underweight position in biopharmaceutical company Gilead Sciences negatively impacted fund returns as strong sales of its Sovaldi Hepatitis C treatment propelled the stock higher. Several financials sector holdings also diminished returns. Mortgage service provider Ocwen Financial Corp. fell steeply in light of possible legal action by a group of investors as well as a New York state investigation into conflicts of interest. The holding was sold due to its uncertain future. Citigroup was another main underperformer. The banking giant declined on worries about emerging market currencies and economic growth rates due to its substantial exposure to those regions, but it continues to maintain a strong valuation profile.

A Look Ahead

Economic recovery in the U.S. appears to be progressing, albeit at a slower pace than during prior post-recessionary periods, and is expected to stay the course through the remainder of 2014. Recent indicators such as improvements in small business and consumer confidence point to a sustainable rebound, and economic growth is likely to further benefit from the recovering labor and housing markets. Though a continuation of political instability in non-U.S. markets as well as the potential for rising inflation and interest rates could lead to heightened market volatility, our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. Our strategy is designed to provide investors with well-diversified and risk-controlled exposure to broad U.S. equities. As such, we do not see significant deviations versus the S&P 500. The portfolio’s current holdings exhibit the highest exposure to quality insights, followed closely by growth and value, and we maintain positive exposure to sentiment. The fund's largest, but modest, overweights are in health care and information technology, while the underweights are led by the financials and consumer staples sectors.

5

Fund Characteristics

JUNE 30, 2014
Top Ten Holdings	% of net assets
Apple, Inc.	4.1%
Johnson & Johnson	2.5%
Verizon Communications, Inc.	1.9%
Pfizer, Inc.	1.8%
AT&T, Inc.	1.8%
Intel Corp.	1.7%
Merck & Co., Inc.	1.7%
Exxon Mobil Corp.	1.7%
Oracle Corp.	1.6%
Bank of America Corp.	1.5%

Top Five Industries	% of net assets
Pharmaceuticals	8.4%
Technology Hardware, Storage and Peripherals	6.8%
Oil, Gas and Consumable Fuels	6.2%
Insurance	5.1%
Aerospace and Defense	5.1%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.1%
Temporary Cash Investments	0.9%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2014 to June 30, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period(1) 1/1/14 - 6/30/14	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$1,072.40	$2.42	0.47%
Hypothetical
Institutional Class	$1,000	$1,022.46	$2.36	0.47%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

8

Schedule of Investments

JUNE 30, 2014

	Shares	Value
COMMON STOCKS — 99.1%
AEROSPACE AND DEFENSE — 5.1%
Boeing Co. (The)	106,740	$13,580,530
Honeywell International, Inc.	135,628	12,606,623
Lockheed Martin Corp.	70,163	11,277,299
Northrop Grumman Corp.	68,366	8,178,624
Raytheon Co.	122,315	11,283,559
		56,926,635
AIR FREIGHT AND LOGISTICS — 0.7%
United Parcel Service, Inc., Class B	75,930	7,794,974
AIRLINES — 1.4%
Delta Air Lines, Inc.	130,927	5,069,494
Southwest Airlines Co.	391,270	10,509,512
		15,579,006
AUTO COMPONENTS — 2.6%
Delphi Automotive plc	133,463	9,174,247
Gentex Corp.	16,147	469,716
Johnson Controls, Inc.	218,612	10,915,297
Magna International, Inc.	80,679	8,693,162
		29,252,422
BANKS — 3.4%
Bank of America Corp.	1,120,124	17,216,306
Citigroup, Inc.	25,947	1,222,104
JPMorgan Chase & Co.	224,830	12,954,704
Wells Fargo & Co.	131,791	6,926,935
		38,320,049
BEVERAGES — 1.0%
Coca-Cola Co. (The)	24,275	1,028,289
Dr Pepper Snapple Group, Inc.	167,646	9,820,703
PepsiCo, Inc.	1,029	91,931
		10,940,923
BIOTECHNOLOGY — 2.9%
Amgen, Inc.	119,380	14,131,010
Biogen Idec, Inc.(1)	42,659	13,450,809
United Therapeutics Corp.(1)	53,789	4,759,789
		32,341,608
CAPITAL MARKETS — 1.8%
Affiliated Managers Group, Inc.(1)	19,177	3,938,956
Franklin Resources, Inc.	171,646	9,928,005
Stifel Financial Corp.(1)	49,636	2,350,264

9

	Shares	Value
T. Rowe Price Group, Inc.	2,635	$222,420
Waddell & Reed Financial, Inc., Class A	66,254	4,146,838
		20,586,483
CHEMICALS — 3.8%
Ashland, Inc.	42,949	4,670,274
Cabot Corp.	14,360	832,736
Dow Chemical Co. (The)	267,786	13,780,267
Eastman Chemical Co.	103,028	8,999,496
NewMarket Corp.	4,915	1,927,221
Olin Corp.	50,840	1,368,613
PPG Industries, Inc.	28,068	5,898,490
Scotts Miracle-Gro Co. (The), Class A	62,193	3,536,294
Sigma-Aldrich Corp.	12,372	1,255,511
		42,268,902
COMMERCIAL SERVICES AND SUPPLIES — 0.1%
Deluxe Corp.	26,100	1,528,938
COMMUNICATIONS EQUIPMENT — 3.0%
Cisco Systems, Inc.	688,983	17,121,228
QUALCOMM, Inc.	215,361	17,056,591
		34,177,819
CONSUMER FINANCE — 0.8%
Cash America International, Inc.	181,268	8,053,737
Portfolio Recovery Associates, Inc.(1)	18,541	1,103,746
		9,157,483
CONTAINERS AND PACKAGING — 1.2%
Ball Corp.	102,202	6,406,021
Sonoco Products Co.	170,663	7,497,226
		13,903,247
DIVERSIFIED FINANCIAL SERVICES — 1.3%
Berkshire Hathaway, Inc., Class B(1)	40,916	5,178,329
Moody's Corp.	6,044	529,817
MSCI, Inc., Class A(1)	47,032	2,156,417
Voya Financial, Inc.	171,872	6,245,829
		14,110,392
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.7%
AT&T, Inc.	575,837	20,361,596
Verizon Communications, Inc.	429,245	21,002,958
		41,364,554
ELECTRICAL EQUIPMENT — 1.5%
Emerson Electric Co.	165,168	10,960,549
Rockwell Automation, Inc.	49,915	6,247,361
		17,207,910

10

	Shares	Value
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.7%
TE Connectivity Ltd.	121,443	$7,510,035
ENERGY EQUIPMENT AND SERVICES — 2.7%
Baker Hughes, Inc.	176,089	13,109,826
RPC, Inc.	98,276	2,308,503
Schlumberger Ltd.	130,216	15,358,977
		30,777,306
FOOD AND STAPLES RETAILING — 0.1%
Walgreen Co.	22,148	1,641,831
FOOD PRODUCTS — 3.6%
Archer-Daniels-Midland Co.	253,121	11,165,167
Hormel Foods Corp.	20,000	987,000
Ingredion, Inc.	48,840	3,664,954
Kellogg Co.	147,698	9,703,758
Pilgrim's Pride Corp.(1)	203,686	5,572,849
Tyson Foods, Inc., Class A	249,570	9,368,858
		40,462,586
HEALTH CARE EQUIPMENT AND SUPPLIES — 4.2%
Becton Dickinson and Co.	83,004	9,819,373
C.R. Bard, Inc.	35,066	5,014,789
Covidien plc	8,859	798,905
Medtronic, Inc.	199,586	12,725,603
St. Jude Medical, Inc.	131,231	9,087,747
Stryker Corp.	116,395	9,814,426
		47,260,843
HEALTH CARE PROVIDERS AND SERVICES — 0.2%
Cardinal Health, Inc.	30,863	2,115,967
HOTELS, RESTAURANTS AND LEISURE — 0.6%
Bally Technologies, Inc.(1)	54,825	3,603,099
Wyndham Worldwide Corp.	44,970	3,405,128
		7,008,227
HOUSEHOLD DURABLES — 0.6%
Newell Rubbermaid, Inc.	140,996	4,369,466
NVR, Inc.(1)	1,732	1,992,839
Whirlpool Corp.	2,827	393,575
		6,755,880
HOUSEHOLD PRODUCTS — 2.3%
Energizer Holdings, Inc.	83,791	10,225,016
Kimberly-Clark Corp.	103,466	11,507,489
Procter & Gamble Co. (The)	59,209	4,653,235
		26,385,740
INDUSTRIAL CONGLOMERATES — 1.3%
3M Co.	1,529	219,014
Danaher Corp.	72,498	5,707,768

11

	Shares	Value
General Electric Co.	315,372	$8,287,976
		14,214,758
INSURANCE — 5.1%
Allstate Corp. (The)	141,312	8,297,841
American International Group, Inc.	225,081	12,284,921
Amtrust Financial Services, Inc.	155,427	6,498,403
Aspen Insurance Holdings Ltd.	141,202	6,413,395
Everest Re Group Ltd.	36,627	5,878,267
Hanover Insurance Group, Inc. (The)	24,166	1,526,083
Old Republic International Corp.	380,569	6,294,611
RenaissanceRe Holdings Ltd.	87,971	9,412,897
Travelers Cos., Inc. (The)	4,416	415,413
		57,021,831
INTERNET AND CATALOG RETAIL — 0.3%
Expedia, Inc.	36,438	2,869,857
HSN, Inc.	9,191	544,475
		3,414,332
INTERNET SOFTWARE AND SERVICES — 1.9%
eBay, Inc.(1)	191,015	9,562,211
Google, Inc., Class A(1)	2,603	1,521,896
Google, Inc., Class C(1)	17,647	10,151,966
		21,236,073
IT SERVICES — 1.7%
Amdocs Ltd.	82,816	3,836,865
International Business Machines Corp.	82,954	15,037,072
		18,873,937
LEISURE PRODUCTS — 0.7%
Hasbro, Inc.	156,239	8,288,479
MACHINERY — 2.4%
Caterpillar, Inc.	120,787	13,125,923
Dover Corp.	60,683	5,519,119
Snap-On, Inc.	53,992	6,399,132
Valmont Industries, Inc.	10,905	1,657,015
		26,701,189
MEDIA — 2.2%
John Wiley & Sons, Inc., Class A	31,274	1,894,892
Time Warner, Inc.	104,573	7,346,253
Walt Disney Co. (The)	175,904	15,082,009
		24,323,154
METALS AND MINING — 0.1%
Compass Minerals International, Inc.	8,927	854,671
MULTI-UTILITIES — 0.8%
Wisconsin Energy Corp.	201,554	9,456,914

12

	Shares	Value
MULTILINE RETAIL — 1.6%
Dillard's, Inc., Class A	67,869	$7,914,204
Macy's, Inc.	167,379	9,711,330
		17,625,534
OIL, GAS AND CONSUMABLE FUELS — 6.2%
Chevron Corp.	47,764	6,235,590
Encana Corp.	351,217	8,327,355
EOG Resources, Inc.	88,460	10,337,436
Exxon Mobil Corp.	186,905	18,817,595
Gran Tierra Energy, Inc.(1)	319,600	2,595,152
Occidental Petroleum Corp.	133,844	13,736,410
Valero Energy Corp.	187,195	9,378,469
		69,428,007
PHARMACEUTICALS — 8.4%
AbbVie, Inc.	261,123	14,737,782
Eli Lilly & Co.	204,470	12,711,900
Johnson & Johnson	265,440	27,770,333
Merck & Co., Inc.	334,303	19,339,429
Pfizer, Inc.	687,940	20,418,059
		94,977,503
PROFESSIONAL SERVICES — 0.2%
Manpowergroup, Inc.	30,183	2,561,028
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.7%
Host Hotels & Resorts, Inc.	339,218	7,466,188
Potlatch Corp.	5,452	225,713
PS Business Parks, Inc.	7,558	631,017
		8,322,918
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.9%
Broadcom Corp., Class A	267,370	9,924,774
Intel Corp.	628,260	19,413,234
Texas Instruments, Inc.	77,571	3,707,118
		33,045,126
SOFTWARE — 4.1%
CA, Inc.	100,720	2,894,693
Intuit, Inc.	32,483	2,615,856
Microsoft Corp.	405,412	16,905,680
Oracle Corp.	450,860	18,273,356
Synopsys, Inc.(1)	124,592	4,836,661
		45,526,246
SPECIALTY RETAIL — 1.0%
AutoZone, Inc.(1)	1,490	798,998
GameStop Corp., Class A	200,255	8,104,320
PetSmart, Inc.	42,998	2,571,280
		11,474,598

13

	Shares	Value
TECHNOLOGY HARDWARE, STORAGE AND PERIPHERALS — 6.8%
Apple, Inc.	496,090	$46,101,644
EMC Corp.	436,610	11,500,307
Hewlett-Packard Co.	384,887	12,962,994
Seagate Technology plc	46,672	2,651,903
Western Digital Corp.	36,750	3,392,025
		76,608,873
TEXTILES, APPAREL AND LUXURY GOODS — 1.1%
Deckers Outdoor Corp.(1)	7,948	686,151
Hanesbrands, Inc.	117,133	11,530,572
		12,216,723
THRIFTS AND MORTGAGE FINANCE — 0.3%
EverBank Financial Corp.	171,166	3,450,707
TOTAL COMMON STOCKS (Cost $895,212,236)		1,115,002,361
TEMPORARY CASH INVESTMENTS — 0.9%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.75% - 0.875%, 1/31/18 - 2/28/18, valued at $2,256,898), in a joint trading account at 0.05%, dated 6/30/14, due 7/1/14 (Delivery value $2,211,481)		2,211,478
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.75%, 5/15/23, valued at $903,051), in a joint trading account at 0.01%, dated 6/30/14, due 7/1/14 (Delivery value $884,591)		884,591
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 3.125%, 11/15/41, valued at $1,804,772), in a joint trading account at 0.03%, dated 6/30/14, due 7/1/14 (Delivery value $1,769,184)		1,769,183
SSgA U.S. Government Money Market Fund, Class N	5,228,731	5,228,731
TOTAL TEMPORARY CASH INVESTMENTS (Cost $10,093,983)		10,093,983
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $905,306,219)		1,125,096,344
OTHER ASSETS AND LIABILITIES†		(393,528)
TOTAL NET ASSETS — 100.0%		$1,124,702,816

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

JUNE 30, 2014
Assets
Investment securities, at value (cost of $905,306,219)	$1,125,096,344
Cash	20,897
Receivable for investments sold	1,297,759
Receivable for capital shares sold	418
Dividends and interest receivable	1,190,345
1,127,605,763

Liabilities
Payable for investments purchased	1,936,258
Payable for capital shares redeemed	541,535
Accrued management fees	425,154
2,902,947

Net Assets	$1,124,702,816

Institutional Class Capital Shares, $0.01 Par Value
Shares authorized	310,000,000
Shares outstanding	86,275,833

Net Asset Value Per Share	$13.04

Net Assets Consist of:
Capital (par value and paid-in surplus)	$837,498,999
Undistributed net investment income	917,994
Undistributed net realized gain	66,495,698
Net unrealized appreciation	219,790,125
$1,124,702,816

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED JUNE 30, 2014
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $7,908)	$20,315,687
Interest	1,846
20,317,533

Expenses:
Management fees	4,487,840
Directors' fees and expenses	57,584
4,545,424

Net investment income (loss)	15,772,109

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	98,191,715
Change in net unrealized appreciation (depreciation) on investments	100,152,803

Net realized and unrealized gain (loss)	198,344,518

Net Increase (Decrease) in Net Assets Resulting from Operations	$214,116,627

See Notes to Financial Statements.

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Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2014 AND JUNE 30, 2013
Increase (Decrease) in Net Assets	June 30, 2014	June 30, 2013
Operations
Net investment income (loss)	$15,772,109	$13,334,451
Net realized gain (loss)	98,191,715	71,912,936
Change in net unrealized appreciation (depreciation)	100,152,803	42,808,875
Net increase (decrease) in net assets resulting from operations	214,116,627	128,056,262

Distributions to Shareholders
From net investment income	(15,303,543)	(12,886,615)
From net realized gains	(83,092,332)	(28,744,659)
Decrease in net assets from distributions	(98,395,875)	(41,631,274)

Capital Share Transactions
Proceeds from shares sold	179,185,362	185,962,552
Proceeds from reinvestment of distributions	98,395,875	41,631,274
Payments for shares redeemed	(48,276,197)	(93,334,487)
Net increase (decrease) in net assets from capital share transactions	229,305,040	134,259,339

Net increase (decrease) in net assets	345,025,792	220,684,327

Net Assets
Beginning of period	779,677,024	558,992,697
End of period	$1,124,702,816	$779,677,024

Undistributed net investment income	$917,994	$635,711

Transactions in Shares of the Fund
Sold	14,586,133	17,428,384
Issued in reinvestment of distributions	8,165,196	3,971,594
Redeemed	(3,824,575)	(8,840,152)
Net increase (decrease) in shares of the fund	18,926,754	12,559,826

See Notes to Financial Statements.

17

Notes to Financial Statements

JUNE 30, 2014

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Equity Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between

18

domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The

19

fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200%. The rates for the Complex Fee range from 0.0500% to 0.1100%. The effective annual management fee for the year ended June 30, 2014 was 0.47%.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended June 30, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2014 were $877,806,535 and $734,096,677, respectively.

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,115,002,361	—	—
Temporary Cash Investments	5,228,731	$4,865,252	—
	$1,120,231,092	$4,865,252	—

6. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2014 and June 30, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$59,700,311	$13,826,058
Long-term capital gains	$38,695,564	$27,805,216

20

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$908,489,634
Gross tax appreciation of investments	$219,881,220
Gross tax depreciation of investments	(3,274,510)
Net tax appreciation (depreciation) of investments	$216,606,710
Undistributed ordinary income	$26,341,684
Accumulated long-term gains	$44,255,423

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2014	$11.58	0.20	2.59	2.79	(0.19)	(1.14)	(1.33)	$13.04	25.29%	0.47%	1.64%	77%	$1,124,703
2013	$10.20	0.22	1.87	2.09	(0.21)	(0.50)	(0.71)	$11.58	21.39%	0.48%	2.03%	95%	$779,677
2012	$10.27	0.17	0.35	0.52	(0.18)	(0.41)	(0.59)	$10.20	5.65%	0.48%	1.75%	104%	$558,993
2011	$7.92	0.14	2.34	2.48	(0.13)	–	(0.13)	$10.27	31.45%	0.49%	1.46%	84%	$550,202
2010	$7.06	0.11	0.85	0.96	(0.10)	–	(0.10)	$7.92	13.53%	0.49%	1.31%	69%	$320,958

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

22

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the NT Equity Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NT Equity Growth Fund (one of the fifteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2014

23

Management

Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes(1) (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	None
(1) Myron S. Scholes resigned as director effective July 31, 2014.

25

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

26

Approval of Management Agreement

At a meeting held on June 13, 2014, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees (the “Directors”), including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed

27

different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services.    The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for both the one- and three-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency

28

and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

29

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

30

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

31

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2014.

For corporate taxpayers, the fund hereby designates $20,719,941, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2014 as qualified for the corporate dividends received deduction.

The fund hereby designates $44,396,768 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

The fund hereby designates $38,695,564, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended June 30, 2014.

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-82895 1408

ANNUAL REPORT	JUNE 30, 2014

NT Small Company Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2014. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Aggressive Monetary Policies Boosted Stock and Bond Returns

Stimulative monetary policies and expectations of economic improvement, interspersed with concerns about weaker-than-expected economic data and geopolitical conflicts, helped drive financial market returns during the reporting period. We believe the combination of longer-term optimism about global economic growth, low costs of capital, and central bank purchases of fixed income securities helped persuade investors to seek risk and yield, especially in the U.S. and Europe. Stock index returns were strong in these markets, particularly at the smaller capitalization end of the company size spectrum. The MSCI Europe and S&P 500® indices advanced 29.28% and 24.61%, respectively.

Remarkably, for a period in which stock market performance was so strong, government bond performance was also generally positive. Not surprisingly, U.S. corporate high-yield bonds posted double-digit returns, but the 30-year U.S. Treasury bond also outperformed most broader bond market measures. In addition, a generally weaker U.S. dollar during the reporting period meant that international bond returns for U.S. investors with currency exposure were generally higher than U.S. bonds returns. The Barclays Global Aggregate Bond and Barclays U.S. Aggregate Bond indices returned 7.39% and 4.37%, respectively.

Looking ahead, we see signs of sustained moderate economic growth in the second half of 2014, but headwinds persist. In the U.S., which was supposed to be an economic growth leader this year, housing market momentum has slowed, interest rates could rise, and economic growth and U.S. employment levels remain subpar compared with past post-recession periods. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Institutional Class	ACLOX	26.77%	21.81%	5.02%	5/12/06
Russell 2000 Index	—	23.64%	20.20%	7.46%	—

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006

Value on June 30, 2014
Institutional Class — $14,902

Russell 2000 Index — $17,959

* From May 12, 2006, the Institutional Class's inception date. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class	0.68%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Portfolio Commentary

Portfolio Managers: Brian Garbe and Tal Sansani

Performance Summary

NT Small Company returned 26.77% for the fiscal year ended June 30, 2014, compared with the 23.64% return of its benchmark, the Russell 2000 Index.

As U.S. equity markets continued their robust appreciation, NT Small Company posted strong gains for the 12-month period, outperforming the Russell 2000 Index. NT Small Company’s stock selection process incorporates factors of valuation, quality, growth, and momentum (sentiment) while striving to minimize unintended risks along industries and other risk characteristics. Valuation factors were largely ignored in the markets as investors rewarded growth stocks, particularly during the first half of the period. Markets likewise favored sentiment-based measures. Within the fund, security selection was the primary driver of returns, with industrials and financials holdings providing the majority of contribution. The materials and consumer discretionary sectors detracted from the fund’s results.

Industrials and Financials Outperformed

The industrials and financials sectors were among the leading contributors to the fund’s returns relative to the Russell 2000 Index. Industrials sector outperformance was primarily due to successful stock selection in the machinery industry. The Greenbrier Companies, a manufacturer of railroad freight equipment, was a key fund outperformer, appreciating strongly thanks to rising orders of its railcars. The holding’s strong quality, sentiment, and growth profiles make it particularly attractive. Shares of lift truck manufacturer Hyster-Yale Materials Handling appreciated on revenue growth driven by increases in unit growth as well as fleet services and shipments. Holdings in the commercial services and supplies industry added to results. Here, Deluxe Corporation, a provider of small business and financial services, was a key outperformer, rising nearly 73% during the period.

The financials sector was another area of outperformance. A number of successful bank holdings contributed to the industry’s returns, as did select insurance companies, including Universal Insurance Holdings. The company’s stock nearly doubled in value thanks to solid third quarter results, a special dividend payout, and New York Stock Exchange listing. Underweight positioning, relative to the benchmark, in real estate investment trusts likewise added value.

Security selection in the information technology and health care sectors also enhanced gains. ARRIS Group, a provider of media entertainment and data communications solutions, gained nearly 130% during the year on growing demand for its set-top boxes. Synaptics, a provider of touch-sensitive interface technologies, appreciated on news of its intent to acquire Renesas SP Drivers, a maker of display drivers for LCDs. In the health care sector, Questcor Pharmaceuticals was a top individual contributor, appreciating on strong sales and earnings growth.

4

Materials and Consumer Discretionary Sectors Detracted

Security selection in the materials sector, particularly within paper and forest product holdings, diminished fund returns during the 12-month period, driven in large part by specialty paper producer Schweitzer-Mauduit International, which declined 10%. Consumer discretionary holdings and sector positioning were also relative detractors. Overweight exposure in a number of internet retailers pressured portfolios gains. Prominent underperformers included Overstock.com, which fell on news of management changes despite strong earnings results. Other sector constituents that hurt results included ITT Educational Services, a for-profit education provider, which fell on declining enrollment and future guidance as well as concerns surrounding the filing of the company’s current financials. Sporting goods retailer Big 5 Sporting Goods missed revenue estimates due to weakening sales, which negatively impacted its stock price. The fund subsequently exited its stake in the holding.

A number of key individual detractors were found in the information technology sector. These included solar power semiconductor manufacturer SunEdison, which the fund did not hold. The company’s stock benefited from several analyst upgrades based on a continued rise in solar power demand. An overweight position in InterDigital, a developer of wireless communication technology, also decreased returns as investors punished the company’s stock early in the period following the loss of a patent-infringement case against Nokia. The position was ultimately sold.

A Look Ahead

Economic recovery in the U.S. appears to be progressing, albeit at a slower pace than during prior post-recessionary periods, and is expected to stay the course through the remainder of 2014. Recent indicators such as improvements in small business and consumer confidence point to a sustainable rebound, and economic growth is likely to further benefit from the recovering labor and housing markets. Though a continuation of political instability in non-U.S. markets as well as the potential for rising inflation and interest rates could lead to heightened market volatility, our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. Currently, the fund’s most significant sector overweight positions are in industrials and information technology while energy and utilities represent the greatest sector underweights.

5

Fund Characteristics

JUNE 30, 2014
Top Ten Holdings	% of net assets
RLJ Lodging Trust	0.8%
Synaptics, Inc.	0.8%
Deluxe Corp.	0.7%
Sanderson Farms, Inc.	0.7%
Brunswick Corp.	0.7%
Esterline Technologies Corp.	0.7%
Strategic Hotels & Resorts, Inc.	0.7%
Cooper Tire & Rubber Co.	0.7%
Take-Two Interactive Software, Inc.	0.7%
Moog, Inc., Class A	0.7%

Top Five Industries	% of net assets
Semiconductors and Semiconductor Equipment	6.1%
Real Estate Investment Trusts (REITs)	6.0%
Machinery	5.8%
Software	5.3%
Banks	4.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	100.2%
Temporary Cash Investments	0.4%
Other Assets and Liabilities	(0.6)%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2014 to June 30, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period(1) 1/1/14-6/30/14	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$1,045.60	$3.40	0.67%
Hypothetical
Institutional Class	$1,000	$1,021.47	$3.36	0.67%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

8

Schedule of Investments

JUNE 30, 2014

	Shares	Value
COMMON STOCKS — 100.2%
AEROSPACE AND DEFENSE — 2.6%
AAR Corp.	81,031	$2,233,214
Alliant Techsystems, Inc.	4,370	585,230
Ducommun, Inc.(1)	37,320	975,172
Engility Holdings, Inc.(1)	3,901	149,252
Esterline Technologies Corp.(1)	23,229	2,674,123
Moog, Inc., Class A(1)	34,949	2,547,433
Orbital Sciences Corp.(1)	15,595	460,832
		9,625,256
AIRLINES — 1.4%
Alaska Air Group, Inc.	19,017	1,807,566
JetBlue Airways Corp.(1)	201,631	2,187,696
Skywest, Inc.	99,951	1,221,401
		5,216,663
AUTO COMPONENTS — 2.9%
Cooper Tire & Rubber Co.	85,024	2,550,720
Drew Industries, Inc.	14,966	748,450
Fuel Systems Solutions, Inc.(1)	75,515	841,237
Modine Manufacturing Co.(1)	72,259	1,137,357
Stoneridge, Inc.(1)	100,652	1,078,989
Tenneco, Inc.(1)	31,834	2,091,494
Tower International, Inc.(1)	64,760	2,385,758
		10,834,005
BANKS — 4.7%
Cardinal Financial Corp.	87,431	1,613,976
Cathay General Bancorp.	44,233	1,130,596
Customers Bancorp, Inc.(1)	74,671	1,494,157
Eagle Bancorp, Inc.(1)	37,805	1,275,919
First BanCorp(1)	150,931	821,065
First Interstate Bancsystem, Inc.	61,865	1,681,491
First Midwest Bancorp, Inc.	26,739	455,365
First NBC Bank Holding Co.(1)	4,709	157,799
Hancock Holding Co.	47,157	1,665,585
Home Bancshares, Inc.	8,550	280,611
IBERIABANK Corp.	32,323	2,236,428
OFG Bancorp	111,012	2,043,731
Renasant Corp.	13,631	396,253
South State Corp.	6,545	399,245
State Bank Financial Corp.	21,650	366,102
Tristate Capital Holdings, Inc.(1)	7,134	100,803
Washington Trust Bancorp, Inc.	4,755	174,841
Wilshire Bancorp, Inc.	108,556	1,114,870

9

	Shares	Value
Wintrust Financial Corp.	219	$10,074
Yadkin Financial Corp.(1)	3,924	73,928
		17,492,839
BIOTECHNOLOGY — 3.0%
Emergent Biosolutions, Inc.(1)	81,907	1,839,631
Insys Therapeutics, Inc.(1)	26,672	832,967
Isis Pharmaceuticals, Inc.(1)	44,723	1,540,707
Ligand Pharmaceuticals, Inc., Class B(1)	3,792	236,204
NPS Pharmaceuticals, Inc.(1)	75,998	2,511,734
PDL BioPharma, Inc.	236,721	2,291,459
Prothena Corp. plc(1)	30,778	694,044
Sangamo Biosciences, Inc.(1)	26,926	411,160
Threshold Pharmaceuticals, Inc.(1)	188,201	745,276
		11,103,182
BUILDING PRODUCTS — 0.3%
Simpson Manufacturing Co., Inc.	29,382	1,068,330
CAPITAL MARKETS — 3.4%
Calamos Asset Management, Inc., Class A	75,477	1,010,637
Diamond Hill Investment Group, Inc.	5,360	684,579
Evercore Partners, Inc., Class A	40,615	2,341,049
FBR & Co.(1)	23,518	638,043
Financial Engines, Inc.	10,845	491,062
FXCM, Inc., Class A	67,986	1,017,071
Investment Technology Group, Inc.(1)	29,171	492,406
Janus Capital Group, Inc.	124,944	1,559,301
Manning & Napier, Inc.	80,102	1,382,561
Piper Jaffray Cos.(1)	13,550	701,483
Stifel Financial Corp.(1)	52,477	2,484,786
		12,802,978
CHEMICALS — 2.4%
Ferro Corp.(1)	154,697	1,942,995
FutureFuel Corp.	77,471	1,285,244
Minerals Technologies, Inc.	15,983	1,048,165
Olin Corp.	90,463	2,435,264
Quaker Chemical Corp.	29,423	2,259,392
		8,971,060
COMMERCIAL SERVICES AND SUPPLIES — 2.8%
ACCO Brands Corp.(1)	41,163	263,855
Deluxe Corp.	47,249	2,767,847
Ennis, Inc.	33,959	518,214
Herman Miller, Inc.	62,060	1,876,694
Intersections, Inc.	34,050	167,526
Kimball International, Inc., Class B	92,303	1,543,306
Performant Financial Corp.(1)	12,118	122,392
Quad/Graphics, Inc.	49,507	1,107,472
Steelcase, Inc., Class A	144,324	2,183,622
		10,550,928

10

	Shares	Value
COMMUNICATIONS EQUIPMENT — 1.6%
ARRIS Group, Inc.(1)	63,522	$2,066,371
Brocade Communications Systems, Inc.	96,801	890,569
Ciena Corp.(1)	112,399	2,434,562
Finisar Corp.(1)	7,831	154,662
Harmonic, Inc.(1)	35,789	266,986
		5,813,150
CONSUMER FINANCE — 1.9%
Cash America International, Inc.	48,093	2,136,772
Credit Acceptance Corp.(1)	7,847	965,966
Green Dot Corp., Class A(1)	2,598	49,310
Portfolio Recovery Associates, Inc.(1)	31,301	1,863,348
Regional Management Corp.(1)	17,861	276,310
World Acceptance Corp.(1)	21,423	1,627,291
		6,918,997
CONTAINERS AND PACKAGING — 0.6%
Berry Plastics Group, Inc.(1)	90,322	2,330,308
DIVERSIFIED CONSUMER SERVICES — 0.7%
Capella Education Co.	13,075	711,149
Carriage Services, Inc.	6,716	115,045
ITT Educational Services, Inc.(1)	39,748	663,394
K12, Inc.(1)	16,270	391,619
Strayer Education, Inc.(1)	16,880	886,369
		2,767,576
DIVERSIFIED FINANCIAL SERVICES — 0.6%
PHH Corp.(1)	91,377	2,099,843
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.3%
Fairpoint Communications, Inc.(1)	36,552	510,631
IDT Corp., Class B	49,997	870,948
Inteliquent, Inc.	135,454	1,878,747
Premiere Global Services, Inc.(1)	103,929	1,387,452
		4,647,778
ELECTRIC UTILITIES — 0.7%
Cleco Corp.	23,760	1,400,652
UIL Holdings Corp.	33,588	1,300,191
		2,700,843
ELECTRICAL EQUIPMENT — 0.3%
Enphase Energy, Inc.(1)	51,493	440,265
Thermon Group Holdings, Inc.(1)	19,816	521,557
		961,822
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 3.9%
Anixter International, Inc.	6,709	671,369
Benchmark Electronics, Inc.(1)	94,758	2,414,434
Checkpoint Systems, Inc.(1)	124,121	1,736,453
Coherent, Inc.(1)	30,208	1,998,863
Daktronics, Inc.	22,390	266,889

11

	Shares	Value
GSI Group, Inc.(1)	22,315	$284,070
Insight Enterprises, Inc.(1)	2,839	87,271
Newport Corp.(1)	51,812	958,522
PC Connection, Inc.	3,879	80,218
Plexus Corp.(1)	18,083	782,813
Rogers Corp.(1)	8,612	571,406
Sanmina Corp.(1)	105,464	2,402,470
ScanSource, Inc.(1)	56,739	2,160,621
		14,415,399
ENERGY EQUIPMENT AND SERVICES — 0.8%
ION Geophysical Corp.(1)	285,365	1,204,240
Matrix Service Co.(1)	11,591	380,069
Newpark Resources, Inc.(1)	24,805	309,070
SEACOR Holdings, Inc.(1)	878	72,216
Tesco Corp.	42,681	910,813
TGC Industries, Inc.(1)	19,418	105,828
		2,982,236
FOOD AND STAPLES RETAILING — 1.3%
Andersons, Inc. (The)	34,322	1,770,329
Rite Aid Corp.(1)	339,027	2,430,824
Roundy's, Inc.	111,291	613,213
		4,814,366
FOOD PRODUCTS — 1.7%
Chiquita Brands International, Inc.(1)	66,912	725,995
Farmer Bros. Co.(1)	14,329	309,650
Omega Protein Corp.(1)	39,706	543,178
Pilgrim's Pride Corp.(1)	80,163	2,193,260
Sanderson Farms, Inc.	27,992	2,720,822
		6,492,905
GAS UTILITIES — 0.7%
New Jersey Resources Corp.	42,543	2,431,758
HEALTH CARE EQUIPMENT AND SUPPLIES — 3.0%
Align Technology, Inc.(1)	39,220	2,197,889
Analogic Corp.	8,460	661,910
Anika Therapeutics, Inc.(1)	39,815	1,844,629
Atrion Corp.	340	110,840
Greatbatch, Inc.(1)	43,610	2,139,507
Haemonetics Corp.(1)	44,279	1,562,163
Hill-Rom Holdings, Inc.	40,405	1,677,212
Medical Action Industries, Inc.(1)	7,654	105,089
Natus Medical, Inc.(1)	13,268	333,557
NuVasive, Inc.(1)	4,397	156,401
Symmetry Medical, Inc.(1)	31,917	282,785
		11,071,982
HEALTH CARE PROVIDERS AND SERVICES — 4.1%
Addus HomeCare Corp.(1)	53,139	1,194,565
AMN Healthcare Services, Inc.(1)	121,506	1,494,524

12

	Shares	Value
Amsurg Corp.(1)	49,422	$2,252,160
Centene Corp.(1)	28,729	2,172,200
Chemed Corp.	26,171	2,452,746
Corvel Corp.(1)	3,504	158,311
Kindred Healthcare, Inc.	62,241	1,437,767
PharMerica Corp.(1)	74,629	2,133,643
Providence Service Corp. (The)(1)	45,839	1,677,249
Skilled Healthcare Group, Inc., Class A(1)	42,590	267,891
		15,241,056
HEALTH CARE TECHNOLOGY — 0.6%
MedAssets, Inc.(1)	90,299	2,062,429
HOTELS, RESTAURANTS AND LEISURE — 2.3%
Cracker Barrel Old Country Store, Inc.	22,760	2,266,213
Interval Leisure Group, Inc.	78,039	1,712,176
Jack in the Box, Inc.	41,687	2,494,550
Monarch Casino & Resort, Inc.(1)	19,289	292,035
Multimedia Games Holding Co., Inc.(1)	28,718	851,202
Ruth's Hospitality Group, Inc.	85,064	1,050,540
		8,666,716
HOUSEHOLD DURABLES — 1.3%
CSS Industries, Inc.	19,777	521,520
iRobot Corp.(1)	55,993	2,292,913
Libbey, Inc.(1)	32,368	862,284
Skullcandy, Inc.(1)	42,989	311,670
Universal Electronics, Inc.(1)	16,784	820,402
		4,808,789
HOUSEHOLD PRODUCTS — 0.1%
Orchids Paper Products Co.	17,512	561,084
INSURANCE — 3.7%
American Equity Investment Life Holding Co.	46,781	1,150,813
AMERISAFE, Inc.	48,507	1,972,780
Amtrust Financial Services, Inc.	51,780	2,164,922
Employers Holdings, Inc.	9,869	209,025
Infinity Property & Casualty Corp.	14,569	979,474
Maiden Holdings Ltd.	170,489	2,061,212
OneBeacon Insurance Group Ltd., Class A	38,476	597,917
Safety Insurance Group, Inc.	2,839	145,868
Selective Insurance Group, Inc.	15,956	394,432
Stewart Information Services Corp.	38,911	1,206,630
United Fire Group, Inc.	35,798	1,049,597
Universal Insurance Holdings, Inc.	141,181	1,831,118
		13,763,788
INTERNET AND CATALOG RETAIL — 1.6%
HSN, Inc.	38,362	2,272,565
Orbitz Worldwide, Inc.(1)	227,750	2,026,975
Overstock.com, Inc.(1)	53,151	838,191
PetMed Express, Inc.	62,888	847,730
		5,985,461

13

	Shares	Value
INTERNET SOFTWARE AND SERVICES — 1.5%
comScore, Inc.(1)	11,619	$412,242
Conversant, Inc.(1)	89,619	2,276,323
CoStar Group, Inc.(1)	4,982	788,003
support.com, Inc.(1)	42,528	115,251
United Online, Inc.	14,008	145,683
Web.com Group, Inc.(1)	32,055	925,428
XO Group, Inc.(1)	60,895	744,137
		5,407,067
IT SERVICES — 1.8%
Convergys Corp.	42,465	910,450
CSG Systems International, Inc.	29,639	773,874
Euronet Worldwide, Inc.(1)	52,590	2,536,942
ExlService Holdings, Inc.(1)	12,718	374,545
Lionbridge Technologies, Inc.(1)	50,570	300,386
MoneyGram International, Inc.(1)	106,351	1,566,550
PRGX Global, Inc.(1)	19,427	124,138
Sapient Corp.(1)	4,116	66,885
		6,653,770
LEISURE PRODUCTS — 1.0%
Arctic Cat, Inc.	8,483	334,400
Brunswick Corp.	64,188	2,704,240
Sturm Ruger & Co., Inc.	9,911	584,848
		3,623,488
LIFE SCIENCES TOOLS AND SERVICES — 0.1%
Charles River Laboratories International, Inc.(1)	8,153	436,349
MACHINERY — 5.8%
Actuant Corp., Class A	57,098	1,973,878
Altra Industrial Motion Corp.	39,976	1,454,727
Barnes Group, Inc.	32,901	1,268,004
CIRCOR International, Inc.	24,244	1,869,940
Douglas Dynamics, Inc.	15,047	265,128
Federal Signal Corp.	49,416	723,944
Greenbrier Cos., Inc.(1)	41,828	2,409,293
Hillenbrand, Inc.	19,701	642,647
Hyster-Yale Materials Handling, Inc.	20,693	1,832,158
Kadant, Inc.	10,696	411,261
Lydall, Inc.(1)	43,814	1,199,189
Mueller Water Products, Inc., Class A	252,481	2,181,436
NN, Inc.	6,522	166,833
Rexnord Corp.(1)	63,114	1,776,659
Wabash National Corp.(1)	132,519	1,888,396
WABCO Holdings, Inc.(1)	9,068	968,644
Xerium Technologies, Inc.(1)	28,586	399,060
		21,431,197
MARINE — 0.6%
Matson, Inc.	85,021	2,281,964

14

	Shares	Value
MEDIA — 0.9%
Cumulus Media, Inc., Class A(1)	313,861	$2,068,344
Entercom Communications Corp., Class A(1)	61,207	656,751
Harte-Hanks, Inc.	19,216	138,163
Journal Communications, Inc., Class A(1)	34,255	303,842
ReachLocal, Inc.(1)	7,361	51,748
Scholastic Corp.	5,152	175,632
		3,394,480
METALS AND MINING — 0.1%
Handy & Harman Ltd.(1)	2,280	61,036
Olympic Steel, Inc.	8,074	199,831
		260,867
MULTILINE RETAIL — 0.3%
Dillard's, Inc., Class A	9,503	1,108,145
OIL, GAS AND CONSUMABLE FUELS — 2.9%
Abraxas Petroleum Corp.(1)	211,307	1,322,782
Alon USA Energy, Inc.	50,396	626,926
Clayton Williams Energy, Inc.(1)	2,010	276,114
Comstock Resources, Inc.	43,506	1,254,713
Equal Energy Ltd.	131,404	712,210
Green Plains, Inc.	71,118	2,337,649
Panhandle Oil and Gas, Inc., Class A	8,705	487,741
Renewable Energy Group, Inc.(1)	64,719	742,327
REX American Resources Corp.(1)	25,440	1,865,006
Warren Resources, Inc.(1)	168,121	1,042,350
		10,667,818
PAPER AND FOREST PRODUCTS — 0.4%
Schweitzer-Mauduit International, Inc.	35,759	1,561,238
PERSONAL PRODUCTS — 1.0%
Medifast, Inc.(1)	61,598	1,873,195
USANA Health Sciences, Inc.(1)	25,250	1,973,035
		3,846,230
PHARMACEUTICALS — 1.3%
Lannett Co., Inc.(1)	40,907	2,029,805
Nektar Therapeutics(1)	114,101	1,462,775
Pozen, Inc.	19,538	162,752
Questcor Pharmaceuticals, Inc.	10,850	1,003,516
		4,658,848
PROFESSIONAL SERVICES — 2.4%
Barrett Business Services, Inc.	8,857	416,279
Huron Consulting Group, Inc.(1)	35,718	2,529,549
ICF International, Inc.(1)	4,654	164,565
Korn/Ferry International(1)	58,785	1,726,515
Navigant Consulting, Inc.(1)	100,499	1,753,708
RPX Corp.(1)	119,527	2,121,604
VSE Corp.	1,290	90,713
		8,802,933

15

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS (REITs) — 6.0%
Alexander's, Inc.	280	$103,452
Apollo Commercial Real Estate Finance, Inc.	3,551	58,556
Ashford Hospitality Trust, Inc.	152,223	1,756,653
Capstead Mortgage Corp.	11,075	145,636
CyrusOne, Inc.	16,990	423,051
CYS Investments, Inc.	47,729	430,516
DuPont Fabros Technology, Inc.	28,190	760,002
Dynex Capital, Inc.	9,542	84,447
FelCor Lodging Trust, Inc.	206,256	2,167,751
LTC Properties, Inc.	59,201	2,311,207
New Residential Investment Corp.	43,640	274,932
NorthStar Realty Finance Corp.	66,581	1,157,178
Potlatch Corp.	57,386	2,375,780
PS Business Parks, Inc.	27,164	2,267,922
Resource Capital Corp.	50,758	285,767
RLJ Lodging Trust	101,043	2,919,132
Saul Centers, Inc.	3,896	189,346
Strategic Hotels & Resorts, Inc.(1)	223,104	2,612,548
Sunstone Hotel Investors, Inc.	134,318	2,005,368
		22,329,244
ROAD AND RAIL — 0.7%
ArcBest Corp.	53,988	2,349,018
Quality Distribution, Inc.(1)	14,962	222,335
		2,571,353
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 6.1%
Advanced Energy Industries, Inc.(1)	58,656	1,129,128
Applied Micro Circuits Corp.(1)	203,612	2,201,046
Cabot Microelectronics Corp.(1)	19,507	870,988
Cirrus Logic, Inc.(1)	74,671	1,698,018
Diodes, Inc.(1)	10,832	313,695
First Solar, Inc.(1)	27,618	1,962,535
International Rectifier Corp.(1)	88,706	2,474,897
MaxLinear, Inc., Class A(1)	137,114	1,380,738
OmniVision Technologies, Inc.(1)	47,890	1,052,622
PLX Technology, Inc.(1)	23,238	150,350
Power Integrations, Inc.	28,914	1,663,712
Rambus, Inc.(1)	76,340	1,091,662
Semtech Corp.(1)	66,590	1,741,328
Sigma Designs, Inc.(1)	85,043	389,497
Synaptics, Inc.(1)	31,878	2,889,422
TriQuint Semiconductor, Inc.(1)	34,900	551,769
Ultra Clean Holdings, Inc.(1)	125,984	1,140,155
		22,701,562
SOFTWARE — 5.3%
Aspen Technology, Inc.(1)	14,889	690,850
Cadence Design Systems, Inc.(1)	33,582	587,349

16

	Shares	Value
Callidus Software, Inc.(1)	108,400	$1,294,296
Manhattan Associates, Inc.(1)	71,484	2,461,194
Mentor Graphics Corp.	110,372	2,380,724
NetScout Systems, Inc.(1)	52,494	2,327,584
Pegasystems, Inc.	59,013	1,246,355
PTC, Inc.(1)	57,949	2,248,421
SS&C Technologies Holdings, Inc.(1)	32,402	1,432,816
Take-Two Interactive Software, Inc.(1)	114,563	2,547,881
TeleNav, Inc.(1)	41,942	238,650
Verint Systems, Inc.(1)	48,221	2,365,240
		19,821,360
SPECIALTY RETAIL — 2.7%
Barnes & Noble, Inc.(1)	103,500	2,358,765
Brown Shoe Co., Inc.	82,903	2,371,855
Buckle, Inc. (The)	31,594	1,401,510
Children's Place, Inc. (The)	39,059	1,938,498
GameStop Corp., Class A	26,205	1,060,516
Haverty Furniture Cos., Inc.	18,789	472,168
Kirkland's, Inc.(1)	13,887	257,604
		9,860,916
TEXTILES, APPAREL AND LUXURY GOODS — 1.7%
Culp, Inc.	22,134	385,353
Iconix Brand Group, Inc.(1)	52,041	2,234,641
Steven Madden Ltd.(1)	69,250	2,375,275
Unifi, Inc.(1)	45,714	1,258,506
		6,253,775
THRIFTS AND MORTGAGE FINANCE — 1.0%
EverBank Financial Corp.	111,091	2,239,595
Ocwen Financial Corp.(1)	23,872	885,651
Tree.com, Inc.(1)	5,152	150,129
Walker & Dunlop, Inc.(1)	22,935	323,613
		3,598,988
TRADING COMPANIES AND DISTRIBUTORS — 0.1%
Aceto Corp.	29,348	532,373
WIRELESS TELECOMMUNICATION SERVICES — 0.2%
USA Mobility, Inc.	51,791	797,581
TOTAL COMMON STOCKS (Cost $307,139,869)		371,805,073
TEMPORARY CASH INVESTMENTS — 0.4%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.75% - 0.875%, 1/31/18 - 2/28/18, valued at $307,836), in a joint trading account at 0.05%, dated 6/30/14, due 7/1/14 (Delivery value $301,641)		301,641
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.75%, 5/15/23, valued at $123,174), in a joint trading account at 0.01%, dated 6/30/14, due 7/1/14 (Delivery value $120,656)		120,656

17

	Shares	Value
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 3.125%, 11/15/41, valued at $246,167), in a joint trading account at 0.03%, dated 6/30/14, due 7/1/14 (Delivery value $241,313)		$241,313
SSgA U.S. Government Money Market Fund, Class N	713,187	713,187
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,376,797)		1,376,797
TOTAL INVESTMENT SECURITIES — 100.6% (Cost $308,516,666)		373,181,870
OTHER ASSETS AND LIABILITIES — (0.6)%		(2,051,885)
TOTAL NET ASSETS — 100.0%		$371,129,985

NOTES TO SCHEDULE OF INVESTMENTS
(1) Non-income producing.

See Notes to Financial Statements.

18

Statement of Assets and Liabilities

JUNE 30, 2014
Assets
Investment securities, at value (cost of $308,516,666)	$373,181,870
Dividends and interest receivable	268,256
373,450,126

Liabilities
Payable for capital shares redeemed	2,119,370
Accrued management fees	200,771
2,320,141

Net Assets	$371,129,985

Institutional Class Capital Shares, $0.01 Par Value
Shares authorized	135,000,000
Shares outstanding	33,733,821

Net Asset Value Per Share	$11.00

Net Assets Consist of:
Capital (par value and paid-in surplus)	$276,763,183
Undistributed net investment income	285,892
Undistributed net realized gain	29,415,706
Net unrealized appreciation	64,665,204
$371,129,985

See Notes to Financial Statements.

19

Statement of Operations

YEAR ENDED JUNE 30, 2014
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $5,815)	$3,287,176
Interest	580
3,287,756

Expenses:
Management fees	2,084,033
Directors' fees and expenses	18,715
Other expenses	278
2,103,026

Net investment income (loss)	1,184,730

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	47,604,401
Futures contract transactions	(5,532)
47,598,869

Change in net unrealized appreciation (depreciation) on investments	24,119,734

Net realized and unrealized gain (loss)	71,718,603

Net Increase (Decrease) in Net Assets Resulting from Operations	$72,903,333

See Notes to Financial Statements.

20

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2014 AND JUNE 30, 2013
Increase (Decrease) in Net Assets	June 30, 2014	June 30, 2013
Operations
Net investment income (loss)	$1,184,730	$2,354,665
Net realized gain (loss)	47,598,869	23,434,667
Change in net unrealized appreciation (depreciation)	24,119,734	26,674,960
Net increase (decrease) in net assets resulting from operations	72,903,333	52,464,292

Distributions to Shareholders
From net investment income	(1,227,746)	(2,238,453)
From net realized gains	(36,394,986)	(9,263,359)
Decrease in net assets from distributions	(37,622,732)	(11,501,812)

Capital Share Transactions
Proceeds from shares sold	70,430,340	57,254,934
Proceeds from reinvestment of distributions	37,622,732	11,501,812
Payments for shares redeemed	(28,068,774)	(31,289,776)
Net increase (decrease) in net assets from capital share transactions	79,984,298	37,466,970

Net increase (decrease) in net assets	115,264,899	78,429,450

Net Assets
Beginning of period	255,865,086	177,435,636
End of period	$371,129,985	$255,865,086

Undistributed net investment income	$285,892	$350,228

Transactions in Shares of the Fund
Sold	6,688,254	6,635,354
Issued in reinvestment of distributions	3,712,263	1,391,954
Redeemed	(2,550,471)	(3,604,188)
Net increase (decrease) in shares of the fund	7,850,046	4,423,120

See Notes to Financial Statements.

21

Notes to Financial Statements

JUNE 30, 2014

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Small Company Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a

22

specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation

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Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.5380% to 0.7200%. The rates for the Complex Fee range from 0.0500% to 0.1100%. The effective annual management fee for the year ended June 30, 2014 was 0.67%.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended June 30, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2014 were $341,894,054 and $296,391,685, respectively.

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$371,805,073	—	—
Temporary Cash Investments	713,187	$663,610	—
	$372,518,260	$663,610	—

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6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2014, the effect of equity price risk derivative instruments on the Statement of Operations was $(5,532) in net realized gain (loss) on futures contract transactions.

7. Risk Factors

The fund concentrates its investments in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2014 and June 30, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$15,807,585	$2,238,453
Long-term capital gains	$21,815,147	$9,263,359

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$309,862,125
Gross tax appreciation of investments	$69,122,483
Gross tax depreciation of investments	(5,802,738)
Net tax appreciation (depreciation) of investments	$63,319,745
Undistributed ordinary income	$9,425,156
Accumulated long-term gains	$21,621,901

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2014	$9.89	0.04	2.48	2.52	(0.04)	(1.37)	(1.41)	$11.00	26.77%	0.67%	0.38%	96%	$371,130
2013	$8.27	0.10	2.03	2.13	(0.10)	(0.41)	(0.51)	$9.89	26.98%	0.68%	1.12%	106%	$255,865
2012	$9.17	0.06	(0.23)	(0.17)	(0.03)	(0.70)	(0.73)	$8.27	(0.98)%	0.68%	0.67%	86%	$177,436
2011	$6.76	0.03	2.42	2.45	(0.04)	—	(0.04)	$9.17	36.29%	0.69%	0.38%	93%	$131,572
2010	$5.50	0.02	1.27	1.29	(0.03)	—	(0.03)	$6.76	23.50%	0.69%	0.34%	78%	$76,433

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the NT Small Company Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NT Small Company Fund (one of the fifteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2014

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Management

Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes(1) (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	None
(1) Myron S. Scholes resigned as director effective July 31, 2014.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

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Approval of Management Agreement

At a meeting held on June 13, 2014, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees (the “Directors”), including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed

31

different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency

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and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

33

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2014.

For corporate taxpayers, the fund hereby designates $4,274,262, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2014 as qualified for the corporate dividends received deduction.

The fund hereby designates $14,579,839 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

The fund hereby designates $21,815,147, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended June 30, 2014.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-82896 1408

ANNUAL REPORT	JUNE 30, 2014

Small Company Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2014. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Aggressive Monetary Policies Boosted Stock and Bond Returns

Stimulative monetary policies and expectations of economic improvement, interspersed with concerns about weaker-than-expected economic data and geopolitical conflicts, helped drive financial market returns during the reporting period. We believe the combination of longer-term optimism about global economic growth, low costs of capital, and central bank purchases of fixed income securities helped persuade investors to seek risk and yield, especially in the U.S. and Europe. Stock index returns were strong in these markets, particularly at the smaller capitalization end of the company size spectrum. The MSCI Europe and S&P 500® indices advanced 29.28% and 24.61%, respectively.

Remarkably, for a period in which stock market performance was so strong, government bond performance was also generally positive. Not surprisingly, U.S. corporate high-yield bonds posted double-digit returns, but the 30-year U.S. Treasury bond also outperformed most broader bond market measures. In addition, a generally weaker U.S. dollar during the reporting period meant that international bond returns for U.S. investors with currency exposure were generally higher than U.S. bonds returns. The Barclays Global Aggregate Bond and Barclays U.S. Aggregate Bond indices returned 7.39% and 4.37%, respectively.

Looking ahead, we see signs of sustained moderate economic growth in the second half of 2014, but headwinds persist. In the U.S., which was supposed to be an economic growth leader this year, housing market momentum has slowed, interest rates could rise, and economic growth and U.S. employment levels remain subpar compared with past post-recession periods. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ASQIX	26.79%	21.70%	7.18%	9.22%	7/31/98
Russell 2000 Index	—	23.64%	20.20%	8.70%	8.04%	—
Institutional Class	ASCQX	27.02%	21.96%	7.39%	10.53%	10/1/99
A Class(1)	ASQAX					9/7/00
No sales charge*		26.54%	21.43%	6.91%	8.54%
With sales charge*		19.26%	20.00%	6.28%	8.08%
C Class	ASQCX	25.49%	—	—	17.22%	3/1/10
R Class	ASCRX	26.17%	21.12%	6.65%	8.79%	8/29/03

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.
Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2004

Value on June 30, 2014
Investor Class — $20,011

Russell 2000 Index — $23,030

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.88%	0.68%	1.13%	1.88%	1.38%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.
Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Portfolio Managers: Brian Garbe and Tal Sansani

Performance Summary

Small Company returned 26.79%* for the fiscal year ended June 30, 2014, compared with the 23.64% return of its benchmark, the Russell 2000 Index.

As U.S. equity markets continued their robust appreciation, Small Company posted strong gains for the 12-month period, outperforming the Russell 2000 Index. Small Company’s stock selection process incorporates factors of valuation, quality, growth, and momentum (sentiment) while striving to minimize unintended risks along industries and other risk characteristics. Valuation factors were largely ignored in the markets as investors rewarded growth stocks, particularly during the first half of the period. Markets likewise favored sentiment-based measures. Within the fund, security selection was the primary driver of returns, with industrials and financials holdings providing the majority of contribution. The materials and consumer discretionary sectors detracted from the fund’s results.

Industrials and Financials Outperformed

The industrials and financials sectors were among the leading contributors to the fund’s returns relative to the Russell 2000 Index. Industrials sector outperformance was primarily due to successful stock selection in the machinery industry. The Greenbrier Companies, a manufacturer of railroad freight equipment, was a key fund outperformer, appreciating strongly thanks to rising orders of its railcars. The holding’s strong quality, sentiment, and growth profiles make it particularly attractive. Shares of lift truck manufacturer Hyster-Yale Materials Handling appreciated on revenue growth driven by increases in unit growth as well as fleet services and shipments. Holdings in the commercial services and supplies industry added to results. Here, Deluxe Corporation, a provider of small business and financial services, was a key outperformer, rising nearly 73% during the period. A portfolio-only position in commercial airline Alaska Air Group also helped returns following the holding’s steep appreciation.

The financials sector was another area of outperformance. A number of successful bank holdings contributed to the industry’s returns, as did select insurance companies, including Universal Insurance Holdings. The company’s stock nearly doubled in value thanks to solid third quarter results, a special dividend payout, and New York Stock Exchange listing. Underweight positioning, relative to the benchmark, in real estate investment trusts likewise added value.

Security selection in the information technology and health care sectors also enhanced gains. ARRIS Group, a provider of media entertainment and data communications solutions, gained nearly 130% during the year on growing demand for its set-top boxes. In the health care sector, Questcor Pharmaceuticals was a top individual contributor, appreciating on strong sales and earnings growth.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Materials and Consumer Discretionary Sectors Detracted

Security selection in the materials sector, particularly within paper and forest product holdings, diminished fund returns during the 12-month period, driven in large part by specialty paper producer Schweitzer-Mauduit International, which declined 10%. Consumer discretionary holdings and sector positioning were also relative detractors. Overweight exposure in a number of internet retailers pressured portfolios gains. Prominent underperformers included Overstock.com, which fell on news of management changes despite strong earnings results. Other sector constituents that hurt results included ITT Educational Services, a for-profit education provider, which fell on declining enrollment and future guidance as well as concerns surrounding the filing of the company’s current financials. Sporting goods retailer Big 5 Sporting Goods missed revenue estimates due to weakening sales, which negatively impacted its stock price. The fund subsequently exited its stake in the holding.

A number of key individual detractors were found in the information technology sector. These included solar power semiconductor manufacturer SunEdison, which the fund did not hold. The company’s stock benefited from several analyst upgrades based on a continued rise in solar power demand. An overweight position in InterDigital, a developer of wireless communication technology, also decreased returns as investors punished the company’s stock early in the period following the loss of a patent-infringement case against Nokia. The position was ultimately sold.

A Look Ahead

Economic recovery in the U.S. appears to be progressing, albeit at a slower pace than during prior post-recessionary periods, and is expected to stay the course through the remainder of 2014. Recent indicators such as improvements in small business and consumer confidence point to a sustainable rebound, and economic growth is likely to further benefit from the recovering labor and housing markets. Though a continuation of political instability in non-U.S. markets as well as the potential for rising inflation and interest rates could lead to heightened market volatility, our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. Currently, the fund’s most significant sector overweight positions are in industrials and information technology while energy and utilities represent the greatest sector underweights.

6

Fund Characteristics

JUNE 30, 2014
Top Ten Holdings	% of net assets
RLJ Lodging Trust	0.8%
Esterline Technologies Corp.	0.7%
Deluxe Corp.	0.7%
Brunswick Corp.	0.7%
Sanderson Farms, Inc.	0.7%
Strategic Hotels & Resorts, Inc.	0.7%
Synaptics, Inc.	0.7%
Take-Two Interactive Software, Inc.	0.7%
Moog, Inc., Class A	0.7%
Cooper Tire & Rubber Co.	0.7%

Top Five Industries	% of net assets
Real Estate Investment Trusts (REITs)	6.0%
Semiconductors and Semiconductor Equipment	5.9%
Machinery	5.8%
Software	5.4%
Banks	4.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.7%
Temporary Cash Investments	0.5%
Other Assets and Liabilities	(0.2)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2014 to June 30, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period(1) 1/1/14 - 6/30/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,047.00	$4.42	0.87%
Institutional Class	$1,000	$1,047.50	$3.40	0.67%
A Class	$1,000	$1,045.60	$5.68	1.12%
C Class	$1,000	$1,041.80	$9.47	1.87%
R Class	$1,000	$1,044.50	$6.94	1.37%
Hypothetical
Investor Class	$1,000	$1,020.48	$4.36	0.87%
Institutional Class	$1,000	$1,021.47	$3.36	0.67%
A Class	$1,000	$1,019.24	$5.61	1.12%
C Class	$1,000	$1,015.52	$9.35	1.87%
R Class	$1,000	$1,018.00	$6.85	1.37%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

JUNE 30, 2014

	Shares	Value
COMMON STOCKS — 99.7%
AEROSPACE AND DEFENSE — 2.6%
AAR Corp.	90,460	$2,493,078
Alliant Techsystems, Inc.	5,175	693,036
Ducommun, Inc.(1)	40,129	1,048,571
Engility Holdings, Inc.(1)	2,621	100,279
Esterline Technologies Corp.(1)	27,561	3,172,822
Moog, Inc., Class A(1)	39,756	2,897,815
Orbital Sciences Corp.(1)	16,795	496,292
		10,901,893
AIRLINES — 1.4%
Alaska Air Group, Inc.	21,346	2,028,938
JetBlue Airways Corp.(1)	228,852	2,483,044
Skywest, Inc.	116,759	1,426,795
		5,938,777
AUTO COMPONENTS — 2.8%
Cooper Tire & Rubber Co.	96,450	2,893,500
Drew Industries, Inc.	15,682	784,257
Fuel Systems Solutions, Inc.(1)	89,198	993,666
Modine Manufacturing Co.(1)	83,382	1,312,432
Stoneridge, Inc.(1)	109,947	1,178,632
Tenneco, Inc.(1)	35,987	2,364,346
Tower International, Inc.(1)	63,522	2,340,150
		11,866,983
BANKS — 4.7%
Cardinal Financial Corp.	98,184	1,812,477
Cathay General Bancorp.	52,837	1,350,514
Customers Bancorp, Inc.(1)	88,058	1,762,041
Eagle Bancorp, Inc.(1)	43,284	1,460,835
First BanCorp(1)	176,808	961,835
First Interstate Bancsystem, Inc.	67,448	1,833,237
First Midwest Bancorp., Inc.	30,563	520,488
First NBC Bank Holding Co.(1)	6,463	216,575
Hancock Holding Co.	51,650	1,824,278
Home Bancshares, Inc.	11,821	387,965
IBERIABANK Corp.	37,880	2,620,917
OFG Bancorp	127,055	2,339,083
Renasant Corp.	14,264	414,654
South State Corp.	6,747	411,567
State Bank Financial Corp.	22,225	375,825
Tristate Capital Holdings, Inc.(1)	8,488	119,935
Washington Trust Bancorp, Inc.	2,449	90,050
Wilshire Bancorp, Inc.	126,850	1,302,749
10

	Shares	Value
Wintrust Financial Corp.	2,206	$101,476
Yadkin Financial Corp.(1)	4,913	92,561
		19,999,062
BIOTECHNOLOGY — 3.0%
Emergent Biosolutions, Inc.(1)	91,830	2,062,502
Insys Therapeutics, Inc.(1)	30,710	959,073
Isis Pharmaceuticals, Inc.(1)	51,186	1,763,358
Ligand Pharmaceuticals, Inc., Class B(1)	4,806	299,366
NPS Pharmaceuticals, Inc.(1)	87,266	2,884,141
PDL BioPharma, Inc.	272,229	2,635,177
Prothena Corp. plc(1)	35,944	810,537
Sangamo Biosciences, Inc.(1)	31,046	474,072
Threshold Pharmaceuticals, Inc.(1)	225,749	893,966
		12,782,192
BUILDING PRODUCTS — 0.3%
Simpson Manufacturing Co., Inc.	33,228	1,208,170
CAPITAL MARKETS — 3.5%
Calamos Asset Management, Inc., Class A	90,521	1,212,076
Diamond Hill Investment Group, Inc.	5,741	733,241
Evercore Partners, Inc., Class A	45,903	2,645,849
FBR & Co.(1)	28,246	766,314
Financial Engines, Inc.	11,950	541,096
FXCM, Inc., Class A	83,773	1,253,244
Investment Technology Group, Inc.(1)	32,559	549,596
Janus Capital Group, Inc.	144,153	1,799,029
Manning & Napier, Inc.	90,378	1,559,924
Piper Jaffray Cos.(1)	16,806	870,047
Stifel Financial Corp.(1)	59,229	2,804,493
		14,734,909
CHEMICALS — 2.4%
Ferro Corp.(1)	181,053	2,274,026
FutureFuel Corp.	85,575	1,419,689
Minerals Technologies, Inc.	19,447	1,275,334
Olin Corp.	102,664	2,763,715
Quaker Chemical Corp.	33,303	2,557,337
		10,290,101
COMMERCIAL SERVICES AND SUPPLIES — 2.8%
ACCO Brands Corp.(1)	51,034	327,128
Deluxe Corp.	53,583	3,138,892
Ennis, Inc.	39,394	601,152
Herman Miller, Inc.	70,565	2,133,886
Intersections, Inc.	51,156	251,688
Kimball International, Inc., Class B	102,705	1,717,228
Performant Financial Corp.(1)	14,464	146,086
Quad/Graphics, Inc.	43,177	965,869
Steelcase, Inc., Class A	165,739	2,507,631
		11,789,560

11

	Shares	Value
COMMUNICATIONS EQUIPMENT — 1.6%
ARRIS Group, Inc.(1)	73,216	$2,381,717
Brocade Communications Systems, Inc.	108,382	997,114
Ciena Corp.(1)	127,603	2,763,881
Finisar Corp.(1)	10,592	209,192
Harmonic, Inc.(1)	38,420	286,613
		6,638,517
CONSUMER FINANCE — 1.9%
Cash America International, Inc.	54,007	2,399,531
Credit Acceptance Corp.(1)	9,138	1,124,888
Green Dot Corp., Class A(1)	3,477	65,994
Portfolio Recovery Associates, Inc.(1)	37,072	2,206,896
Regional Management Corp.(1)	22,737	351,741
World Acceptance Corp.(1)	23,950	1,819,242
		7,968,292
CONTAINERS AND PACKAGING — 0.7%
Berry Plastics Group, Inc.(1)	107,069	2,762,380
DIVERSIFIED CONSUMER SERVICES — 0.7%
Capella Education Co.	14,165	770,434
Carriage Services, Inc.	9,471	162,238
ITT Educational Services, Inc.(1)	45,427	758,177
K12, Inc.(1)	17,427	419,468
Strayer Education, Inc.(1)	19,738	1,036,442
		3,146,759
DIVERSIFIED FINANCIAL SERVICES — 0.6%
PHH Corp.(1)	103,596	2,380,636
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.3%
Fairpoint Communications, Inc.(1)	40,279	562,698
IDT Corp., Class B	58,856	1,025,272
Inteliquent, Inc.	157,875	2,189,726
Premiere Global Services, Inc.(1)	119,990	1,601,866
		5,379,562
ELECTRIC UTILITIES — 0.8%
Cleco Corp.	30,858	1,819,079
UIL Holdings Corp.	37,020	1,433,044
		3,252,123
ELECTRICAL EQUIPMENT — 0.2%
Enphase Energy, Inc.(1)	54,109	462,632
Thermon Group Holdings, Inc.(1)	21,768	572,934
		1,035,566
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 3.9%
Anixter International, Inc.	8,088	809,366
Benchmark Electronics, Inc.(1)	106,721	2,719,251
Checkpoint Systems, Inc.(1)	145,575	2,036,594
Coherent, Inc.(1)	35,243	2,332,029

12

	Shares	Value
Daktronics, Inc.	22,278	$265,554
GSI Group, Inc.(1)	27,322	347,809
Insight Enterprises, Inc.(1)	3,426	105,315
Newport Corp.(1)	59,004	1,091,574
PC Connection, Inc.	5,241	108,384
Plexus Corp.(1)	20,021	866,709
Rogers Corp.(1)	9,856	653,946
Sanmina Corp.(1)	119,482	2,721,800
ScanSource, Inc.(1)	63,562	2,420,441
		16,478,772
ENERGY EQUIPMENT AND SERVICES — 0.7%
ION Geophysical Corp.(1)	315,257	1,330,384
Matrix Service Co.(1)	4,440	145,588
Newpark Resources, Inc.(1)	26,022	324,234
SEACOR Holdings, Inc.(1)	2,103	172,972
Tesco Corp.	49,482	1,055,946
TGC Industries, Inc.(1)	23,884	130,168
		3,159,292
FOOD AND STAPLES RETAILING — 1.3%
Andersons, Inc. (The)	39,689	2,047,158
Rite Aid Corp.(1)	387,822	2,780,684
Roundy's, Inc.	132,880	732,169
		5,560,011
FOOD PRODUCTS — 1.7%
Chiquita Brands International, Inc.(1)	73,143	793,602
Farmer Bros. Co.(1)	13,234	285,987
Omega Protein Corp.(1)	46,689	638,705
Pilgrim's Pride Corp.(1)	91,479	2,502,865
Sanderson Farms, Inc.	31,216	3,034,195
		7,255,354
GAS UTILITIES — 0.6%
New Jersey Resources Corp.	46,762	2,672,916
HEALTH CARE EQUIPMENT AND SUPPLIES — 3.0%
Align Technology, Inc.(1)	45,148	2,530,094
Analogic Corp.	9,789	765,891
Anika Therapeutics, Inc.(1)	45,533	2,109,544
Atrion Corp.	327	106,602
Greatbatch, Inc.(1)	49,208	2,414,144
Haemonetics Corp.(1)	51,032	1,800,409
Hill-Rom Holdings, Inc.	46,506	1,930,464
Medical Action Industries, Inc.(1)	9,609	131,932
Natus Medical, Inc.(1)	14,535	365,410
NuVasive, Inc.(1)	4,366	155,299
Symmetry Medical, Inc.(1)	42,858	379,722
		12,689,511
HEALTH CARE PROVIDERS AND SERVICES — 4.1%
Addus HomeCare Corp.(1)	63,318	1,423,389

13

	Shares	Value
AMN Healthcare Services, Inc.(1)	139,791	$1,719,429
Amsurg Corp.(1)	55,663	2,536,563
Centene Corp.(1)	32,949	2,491,274
Chemed Corp.	29,928	2,804,852
Corvel Corp.(1)	4,526	204,485
Kindred Healthcare, Inc.	72,542	1,675,720
PharMerica Corp.(1)	85,810	2,453,308
Providence Service Corp. (The)(1)	51,528	1,885,409
Skilled Healthcare Group, Inc., Class A(1)	54,172	340,742
		17,535,171
HEALTH CARE TECHNOLOGY — 0.6%
MedAssets, Inc.(1)	102,189	2,333,997
HOTELS, RESTAURANTS AND LEISURE — 2.3%
Cracker Barrel Old Country Store, Inc.	26,201	2,608,834
Interval Leisure Group, Inc.	88,179	1,934,647
Jack in the Box, Inc.	47,935	2,868,430
Monarch Casino & Resort, Inc.(1)	18,584	281,362
Multimedia Games Holding Co., Inc.(1)	32,868	974,208
Ruth's Hospitality Group, Inc.	96,744	1,194,788
		9,862,269
HOUSEHOLD DURABLES — 1.3%
CSS Industries, Inc.	19,112	503,983
iRobot Corp.(1)	63,706	2,608,761
Libbey, Inc.(1)	36,100	961,704
Skullcandy, Inc.(1)	44,949	325,880
Universal Electronics, Inc.(1)	19,084	932,826
		5,333,154
HOUSEHOLD PRODUCTS — 0.2%
Orchids Paper Products Co.	22,473	720,035
INSURANCE — 3.8%
American Equity Investment Life Holding Co.	56,057	1,379,002
AMERISAFE, Inc.	53,067	2,158,235
Amtrust Financial Services, Inc.	58,858	2,460,853
Employers Holdings, Inc.	11,589	245,455
Infinity Property & Casualty Corp.	17,207	1,156,827
Maiden Holdings Ltd.	198,160	2,395,754
OneBeacon Insurance Group Ltd., Class A	46,798	727,241
Safety Insurance Group, Inc.	3,048	156,606
Selective Insurance Group, Inc.	17,089	422,440
Stewart Information Services Corp.	47,809	1,482,557
United Fire Group, Inc.	39,686	1,163,594
Universal Insurance Holdings, Inc.	165,197	2,142,605
		15,891,169
INTERNET AND CATALOG RETAIL — 1.6%
HSN, Inc.	44,565	2,640,031
Orbitz Worldwide, Inc.(1)	257,365	2,290,549
Overstock.com, Inc.(1)	63,334	998,777

14

	Shares	Value
PetMed Express, Inc.	71,215	$959,978
		6,889,335
INTERNET SOFTWARE AND SERVICES — 1.4%
comScore, Inc.(1)	12,409	440,271
Conversant, Inc.(1)	101,591	2,580,412
CoStar Group, Inc.(1)	5,612	887,650
support.com, Inc.(1)	38,345	103,915
United Online, Inc.	17,576	182,790
Web.com Group, Inc.(1)	36,956	1,066,920
XO Group, Inc.(1)	69,754	852,394
		6,114,352
IT SERVICES — 1.7%
Convergys Corp.	51,259	1,098,993
CSG Systems International, Inc.	33,454	873,484
Euronet Worldwide, Inc.(1)	59,386	2,864,781
ExlService Holdings, Inc.(1)	7,378	217,282
Lionbridge Technologies, Inc.(1)	60,686	360,475
MoneyGram International, Inc.(1)	117,159	1,725,752
PRGX Global, Inc.(1)	23,047	147,270
Sapient Corp.(1)	4,920	79,950
		7,367,987
LEISURE PRODUCTS — 0.9%
Arctic Cat, Inc.	10,019	394,949
Brunswick Corp.	74,147	3,123,813
Sturm Ruger & Co., Inc.	8,281	488,662
		4,007,424
LIFE SCIENCES TOOLS AND SERVICES — 0.1%
Charles River Laboratories International, Inc.(1)	9,148	489,601
MACHINERY — 5.8%
Actuant Corp., Class A	68,519	2,368,702
Altra Industrial Motion Corp.	45,404	1,652,252
Barnes Group, Inc.	38,684	1,490,881
CIRCOR International, Inc.	27,406	2,113,825
Douglas Dynamics, Inc.	15,483	272,810
Federal Signal Corp.	39,877	584,198
Greenbrier Cos., Inc.(1)	47,427	2,731,795
Hillenbrand, Inc.	21,752	709,550
Hyster-Yale Materials Handling, Inc.	24,065	2,130,715
Kadant, Inc.	12,889	495,582
Lydall, Inc.(1)	51,148	1,399,921
Mueller Water Products, Inc., Class A	287,598	2,484,847
NN, Inc.	7,693	196,787
Rexnord Corp.(1)	72,385	2,037,638
Wabash National Corp.(1)	152,716	2,176,203
WABCO Holdings, Inc.(1)	10,412	1,112,210
Xerium Technologies, Inc.(1)	35,539	496,124
		24,454,040

15

	Shares	Value
MARINE — 0.6%
Matson, Inc.	95,658	$2,567,461
MEDIA — 0.9%
Cumulus Media, Inc., Class A(1)	360,436	2,375,273
Entercom Communications Corp., Class A(1)	68,655	736,668
Harte-Hanks, Inc.	27,275	196,107
Journal Communications, Inc., Class A(1)	37,656	334,009
ReachLocal, Inc.(1)	9,194	64,634
Scholastic Corp.	2,509	85,532
		3,792,223
METALS AND MINING — 0.1%
Handy & Harman Ltd.(1)	4,306	115,272
Olympic Steel, Inc.	10,226	253,093
		368,365
MULTILINE RETAIL — 0.3%
Dillard's, Inc., Class A	10,768	1,255,656
OIL, GAS AND CONSUMABLE FUELS — 2.9%
Abraxas Petroleum Corp.(1)	243,964	1,527,215
Alon USA Energy, Inc.	59,952	745,803
Clayton Williams Energy, Inc.(1)	2,301	316,088
Comstock Resources, Inc.	49,321	1,422,418
Equal Energy Ltd.	147,806	801,109
Green Plains, Inc.	72,853	2,394,678
Panhandle Oil and Gas, Inc., Class A	11,567	648,099
Renewable Energy Group, Inc.(1)	72,890	836,048
REX American Resources Corp.(1)	29,113	2,134,274
Warren Resources, Inc.(1)	216,881	1,344,662
		12,170,394
PAPER AND FOREST PRODUCTS — 0.3%
Schweitzer-Mauduit International, Inc.	30,425	1,328,356
PERSONAL PRODUCTS — 1.0%
Medifast, Inc.(1)	69,566	2,115,502
USANA Health Sciences, Inc.(1)	29,562	2,309,975
		4,425,477
PHARMACEUTICALS — 1.3%
Lannett Co., Inc.(1)	47,819	2,372,779
Nektar Therapeutics(1)	126,935	1,627,307
Pozen, Inc.	32,795	273,182
Questcor Pharmaceuticals, Inc.	13,186	1,219,573
		5,492,841
PROFESSIONAL SERVICES — 2.3%
Barrett Business Services, Inc.	9,636	452,892
Huron Consulting Group, Inc.(1)	40,727	2,884,286
ICF International, Inc.(1)	6,689	236,523
Korn/Ferry International(1)	68,798	2,020,598
Navigant Consulting, Inc.(1)	99,909	1,743,412

16

	Shares	Value
RPX Corp.(1)	134,427	$2,386,079
VSE Corp.	1,563	109,910
		9,833,700
REAL ESTATE INVESTMENT TRUSTS (REITs) — 6.0%
Alexander's, Inc.	471	174,020
Apollo Commercial Real Estate Finance, Inc.	8,129	134,047
Ashford Hospitality Trust, Inc.	174,456	2,013,222
Capstead Mortgage Corp.	9,262	121,795
CyrusOne, Inc.	17,747	441,900
CYS Investments, Inc.	42,748	385,587
DuPont Fabros Technology, Inc.	31,568	851,073
Dynex Capital, Inc.	14,419	127,608
FelCor Lodging Trust, Inc.	239,727	2,519,531
LTC Properties, Inc.	66,637	2,601,509
New Residential Investment Corp.	59,882	377,257
NorthStar Realty Finance Corp.	79,538	1,382,371
Potlatch Corp.	63,703	2,637,304
PS Business Parks, Inc.	31,942	2,666,838
Resource Capital Corp.	34,004	191,443
RLJ Lodging Trust	117,782	3,402,722
Saul Centers, Inc.	3,410	165,726
Strategic Hotels & Resorts, Inc.(1)	252,302	2,954,456
Sunstone Hotel Investors, Inc.	157,730	2,354,909
		25,503,318
ROAD AND RAIL — 0.7%
ArcBest Corp.	60,968	2,652,718
Quality Distribution, Inc.(1)	12,599	187,221
		2,839,939
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 5.9%
Advanced Energy Industries, Inc.(1)	67,452	1,298,451
Applied Micro Circuits Corp.(1)	235,908	2,550,165
Cabot Microelectronics Corp.(1)	14,862	663,588
Cirrus Logic, Inc.(1)	86,042	1,956,595
Diodes, Inc.(1)	10,144	293,770
First Solar, Inc.(1)	31,142	2,212,950
International Rectifier Corp.(1)	100,026	2,790,725
MaxLinear, Inc., Class A(1)	159,371	1,604,866
OmniVision Technologies, Inc.(1)	55,415	1,218,022
PLX Technology, Inc.(1)	19,874	128,585
Power Integrations, Inc.	33,892	1,950,146
Rambus, Inc.(1)	83,290	1,191,047
Semtech Corp.(1)	77,551	2,027,959
Sigma Designs, Inc.(1)	87,691	401,625
Synaptics, Inc.(1)	32,446	2,940,905
TriQuint Semiconductor, Inc.(1)	41,297	652,906
Ultra Clean Holdings, Inc.(1)	140,235	1,269,127
		25,151,432

17

	Shares	Value
SOFTWARE — 5.4%
Aspen Technology, Inc.(1)	16,625	$771,400
Cadence Design Systems, Inc.(1)	40,420	706,946
Callidus Software, Inc.(1)	122,309	1,460,369
Manhattan Associates, Inc.(1)	81,343	2,800,639
Mentor Graphics Corp.	124,702	2,689,822
NetScout Systems, Inc.(1)	60,581	2,686,162
Pegasystems, Inc.	68,218	1,440,764
PTC, Inc.(1)	66,415	2,576,902
SS&C Technologies Holdings, Inc.(1)	37,625	1,663,777
Take-Two Interactive Software, Inc.(1)	130,462	2,901,475
TeleNav, Inc.(1)	58,714	334,083
Verint Systems, Inc.(1)	54,391	2,667,879
		22,700,218
SPECIALTY RETAIL — 2.7%
Barnes & Noble, Inc.(1)	119,503	2,723,473
Brown Shoe Co., Inc.	96,269	2,754,256
Buckle, Inc. (The)	36,616	1,624,286
Children's Place, Inc. (The)	44,024	2,184,911
GameStop Corp., Class A	30,079	1,217,297
Haverty Furniture Cos., Inc.	19,257	483,929
Kirkland's, Inc.(1)	12,864	238,627
		11,226,779
TEXTILES, APPAREL AND LUXURY GOODS — 1.7%
Culp, Inc.	24,807	431,890
Iconix Brand Group, Inc.(1)	59,223	2,543,036
Steven Madden Ltd.(1)	78,700	2,699,410
Unifi, Inc.(1)	53,969	1,485,766
		7,160,102
THRIFTS AND MORTGAGE FINANCE — 1.0%
EverBank Financial Corp.	124,192	2,503,711
Ocwen Financial Corp.(1)	26,784	993,686
Tree.com, Inc.(1)	6,294	183,407
Walker & Dunlop, Inc.(1)	26,886	379,362
		4,060,166
TRADING COMPANIES AND DISTRIBUTORS — 0.1%
Aceto Corp.	33,779	612,751
WIRELESS TELECOMMUNICATION SERVICES — 0.2%
USA Mobility, Inc.	56,316	867,266
TOTAL COMMON STOCKS (Cost $345,134,865)		422,246,316

18

	Shares	Value
TEMPORARY CASH INVESTMENTS — 0.5%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.75% - 0.875%, 1/31/18 - 2/28/18, valued at $484,752), in a joint trading account at 0.05%, dated 6/30/14, due 7/1/14 (Delivery value $474,998)		$474,997
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.75%, 5/15/23, valued at $193,964), in a joint trading account at 0.01%, dated 6/30/14, due 7/1/14 (Delivery value $189,999)		189,999
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 3.125%, 11/15/41, valued at $387,642), in a joint trading account at 0.03%, dated 6/30/14, due 7/1/14 (Delivery value $379,997)		379,997
SSgA U.S. Government Money Market Fund, Class N	1,123,111	1,123,111
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,168,104)		2,168,104
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $347,302,969)		424,414,420
OTHER ASSETS AND LIABILITIES — (0.2)%		(655,571)
TOTAL NET ASSETS — 100.0%		$423,758,849

NOTES TO SCHEDULE OF INVESTMENTS
(1) Non-income producing.

See Notes to Financial Statements.

19

Statement of Assets and Liabilities

JUNE 30, 2014
Assets
Investment securities, at value (cost of $347,302,969)	$424,414,420
Receivable for capital shares sold	651,838
Dividends and interest receivable	300,322
425,366,580

Liabilities
Payable for capital shares redeemed	1,306,790
Accrued management fees	291,483
Distribution and service fees payable	9,458
1,607,731

Net Assets	$423,758,849

Net Assets Consist of:
Capital (par value and paid-in surplus)	$423,590,453
Undistributed net investment income	82,345
Accumulated net realized loss	(77,025,400)
Net unrealized appreciation	77,111,451
$423,758,849

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$342,090,056	26,122,378	$13.10
Institutional Class, $0.01 Par Value	$39,804,676	3,027,754	$13.15
A Class, $0.01 Par Value	$38,436,669	2,993,970	$12.84*
C Class, $0.01 Par Value	$684,526	53,901	$12.70
R Class, $0.01 Par Value	$2,742,922	216,389	$12.68
*Maximum offering price $13.62 (net asset value divided by 0.9425).

See Notes to Financial Statements.

20

Statement of Operations

YEAR ENDED JUNE 30, 2014
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $7,353)	$4,188,438
Interest	906
4,189,344
Expenses:
Management fees	3,363,689
Distribution and service fees:
A Class	86,663
C Class	4,596
R Class	9,771
Directors' fees and expenses	23,718
Other expenses	566
3,489,003

Net investment income (loss)	700,341

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	59,724,916
Futures contract transactions	41,590
59,766,506

Change in net unrealized appreciation (depreciation) on investments	28,715,909

Net realized and unrealized gain (loss)	88,482,415

Net Increase (Decrease) in Net Assets Resulting from Operations	$89,182,756

See Notes to Financial Statements.

21

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2014 AND JUNE 30, 2013
Increase (Decrease) in Net Assets	June 30, 2014	June 30, 2013
Operations
Net investment income (loss)	$700,341	$2,447,770
Net realized gain (loss)	59,766,506	33,870,193
Change in net unrealized appreciation (depreciation)	28,715,909	27,284,573
Net increase (decrease) in net assets resulting from operations	89,182,756	63,602,536

Distributions to Shareholders
From net investment income:
Investor Class	(819,277)	(1,851,351)
Institutional Class	(223,632)	(338,268)
A Class	(9,668)	(179,380)
C Class	—	(322)
R Class	—	(5,473)
Decrease in net assets from distributions	(1,052,577)	(2,374,794)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	33,941,478	(4,515,642)

Net increase (decrease) in net assets	122,071,657	56,712,100

Net Assets
Beginning of period	301,687,192	244,975,092
End of period	$423,758,849	$301,687,192

Undistributed net investment income	$82,345	$459,547

See Notes to Financial Statements.

22

Notes to Financial Statements

JUNE 30, 2014

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Small Company Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth by investing primarily in stocks of small companies.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been

23

declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

24

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocations, Inc. own, in aggregate, 23% of the shares of the fund.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.5380% to 0.7200%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended June 30, 2014 was 0.87% for the Investor Class, A Class, C Class and R Class and 0.67% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2014 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended June 30, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2014 were $363,813,060 and $326,524,332, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2014		Year ended June 30, 2013
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	175,000,000		200,000,000
Sold	9,832,062	$113,605,442	3,498,387	$32,689,224
Issued in reinvestment of distributions	69,246	804,576	208,686	1,814,208
Redeemed	(6,591,527)	(79,024,918)	(3,781,840)	(34,374,585)
	3,309,781	35,385,100	(74,767)	128,847
Institutional Class/Shares Authorized	50,000,000		100,000,000
Sold	676,351	8,103,817	725,575	6,624,102
Issued in reinvestment of distributions	18,841	223,479	38,679	337,845
Redeemed	(1,212,044)	(14,876,569)	(786,549)	(7,168,177)
	(516,852)	(6,549,273)	(22,295)	(206,230)
A Class/Shares Authorized	50,000,000		140,000,000
Sold	1,179,236	13,737,241	561,261	5,069,211
Issued in reinvestment of distributions	876	9,624	20,992	178,740
Redeemed	(831,330)	(9,883,023)	(1,147,527)	(10,046,009)
	348,782	3,863,842	(565,274)	(4,798,058)
C Class/Shares Authorized	10,000,000		10,000,000
Sold	32,612	384,884	26,032	239,425
Issued in reinvestment of distributions	–	–	38	322
Redeemed	(8,699)	(101,795)	(5,586)	(51,722)
	23,913	283,089	20,484	188,025
R Class/Shares Authorized	10,000,000		10,000,000
Sold	151,181	1,777,695	64,202	577,806
Issued in reinvestment of distributions	–	–	605	5,089
Redeemed	(69,691)	(818,975)	(46,128)	(411,121)
	81,490	958,720	18,679	171,774
Net increase (decrease)	3,247,114	$33,941,478	(623,173)	$(4,515,642)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$422,246,316	—	—
Temporary Cash Investments	1,123,111	$1,044,993	—
	$423,369,427	$1,044,993	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2014, the effect of equity price risk derivative instruments on the Statement of Operations was $41,590 in net realized gain (loss) on futures contract transactions.

8. Risk Factors

The fund concentrates its investments in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2014 and June 30, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$1,052,577	$2,374,794
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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As of June 30, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$347,512,404
Gross tax appreciation of investments	$85,198,615
Gross tax depreciation of investments	(8,296,599)
Net tax appreciation (depreciation) of investments	$76,902,016
Undistributed ordinary income	302,395
Accumulated short-term capital losses	$(77,036,015)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2018.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$10.36	0.02	2.75	2.77	(0.03)	$13.10	26.79%	0.87%	0.18%	83%	$342,090
2013	$8.24	0.08	2.12	2.20	(0.08)	$10.36	26.92%	0.88%	0.92%	93%	$236,280
2012	$8.38	0.04	(0.16)	(0.12)	(0.02)	$8.24	(1.37)%	0.89%	0.45%	72%	$188,519
2011	$6.15	0.01	2.23	2.24	(0.01)	$8.38	36.39%	0.89%	0.17%	61%	$218,642
2010	$5.00	0.01	1.16	1.17	(0.02)	$6.15	23.39%	0.90%	0.12%	44%	$234,727
Institutional Class
2014	$10.41	0.05	2.76	2.81	(0.07)	$13.15	27.02%	0.67%	0.38%	83%	$39,805
2013	$8.27	0.10	2.14	2.24	(0.10)	$10.41	27.27%	0.68%	1.12%	93%	$36,886
2012	$8.42	0.05	(0.15)	(0.10)	(0.05)	$8.27	(1.20)%	0.69%	0.65%	72%	$29,506
2011	$6.19	0.03	2.22	2.25	(0.02)	$8.42	36.43%	0.69%	0.37%	61%	$42,541
2010	$5.02	0.02	1.18	1.20	(0.03)	$6.19	23.87%	0.70%	0.32%	44%	$42,599
A Class(3)
2014	$10.15	(0.01)	2.70	2.69	—(4)	$12.84	26.54%	1.12%	(0.07)%	83%	$38,437
2013	$8.08	0.06	2.07	2.13	(0.06)	$10.15	26.58%	1.13%	0.67%	93%	$26,862
2012	$8.22	0.02	(0.15)	(0.13)	(0.01)	$8.08	(1.64)%	1.14%	0.20%	72%	$25,944
2011	$6.05	(0.01)	2.18	2.17	—	$8.22	35.87%	1.14%	(0.08)%	61%	$33,452
2010	$4.91	(0.01)	1.16	1.15	(0.01)	$6.05	23.40%	1.15%	(0.13)%	44%	$35,567

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For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2014	$10.12	(0.10)	2.68	2.58	—	$12.70	25.49%	1.87%	(0.82)%	83%	$685
2013	$8.08	(0.03)	2.10	2.07	(0.03)	$10.12	25.68%	1.88%	(0.08)%	93%	$303
2012	$8.27	(0.04)	(0.15)	(0.19)	—	$8.08	(2.30)%	1.89%	(0.55)%	72%	$77
2011	$6.13	(0.06)	2.20	2.14	—	$8.27	34.91%	1.89%	(0.83)%	61%	$74
2010(5)	$6.40	(0.02)	(0.25)	(0.27)	—	$6.13	(4.22)%	1.90%(6)	(0.79)%(6)	44%(7)	$24
R Class
2014	$10.05	(0.04)	2.67	2.63	—	$12.68	26.17%	1.37%	(0.32)%	83%	$2,743
2013	$8.00	0.04	2.06	2.10	(0.05)	$10.05	26.33%	1.38%	0.42%	93%	$1,356
2012	$8.15	—(4)	(0.15)	(0.15)	—	$8.00	(1.84)%	1.39%	(0.05)%	72%	$930
2011	$6.01	(0.02)	2.16	2.14	—	$8.15	35.61%	1.39%	(0.33)%	61%	$945
2010	$4.89	(0.02)	1.14	1.12	—	$6.01	22.90%	1.40%	(0.38)%	44%	$384

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.

(4)	Per-share amount was less than $0.005.

(5)	March 1, 2010 (commencement of sale) through June 30, 2010.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2010.
See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Small Company Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Company Fund (one of the fifteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2014

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Management

Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes(1) (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	None
(1) Myron S. Scholes resigned as director effective July 31, 2014.

33

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

34

Approval of Management Agreement

At a meeting held on June 13, 2014, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees (the “Directors”), including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed

35

different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods and below its benchmark for the ten-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency

36

and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

37

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

38

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

39

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2014.

For corporate taxpayers, the fund hereby designates $1,052,577, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2014 as qualified for the corporate dividends received deduction.

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-82889 1408

ANNUAL REPORT	JUNE 30, 2014

Strategic Inflation Opportunities Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2014. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Aggressive Monetary Policies Boosted Stock and Bond Returns

Stimulative monetary policies and expectations of economic improvement, interspersed with concerns about weaker-than-expected economic data and geopolitical conflicts, helped drive financial market returns during the reporting period. We believe the combination of longer-term optimism about global economic growth, low costs of capital, and central bank purchases of fixed income securities helped persuade investors to seek risk and yield, especially in the U.S. and Europe. Stock index returns were strong in these markets, particularly at the smaller capitalization end of the company size spectrum. The MSCI Europe and S&P 500® indices advanced 29.28% and 24.61%, respectively.

Remarkably, for a period in which stock market performance was so strong, government bond performance was also generally positive. Not surprisingly, U.S. corporate high-yield bonds posted double-digit returns, but the 30-year U.S. Treasury bond also outperformed most broader bond market measures. In addition, a generally weaker U.S. dollar during the reporting period meant that international bond returns for U.S. investors with currency exposure were generally higher than U.S. bonds returns. The Barclays Global Aggregate Bond and Barclays U.S. Aggregate Bond indices returned 7.39% and 4.37%, respectively.

Looking ahead, we see signs of sustained moderate economic growth in the second half of 2014, but headwinds persist. In the U.S., which was supposed to be an economic growth leader this year, housing market momentum has slowed, interest rates could rise, and economic growth and U.S. employment levels remain subpar compared with past post-recession periods. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of June 30, 2014
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class(1)	ASIOX	6.09%	1.83%	4/30/10
Barclays U.S. 1-3 Month Treasury Bill Index	—	0.03%	0.08%	—
Institutional Class(1)	ASINX	6.28%	2.04%	4/30/10
A Class(1)	ASIDX			4/30/10
No sales charge*		5.88%	1.58%
With sales charge*		-0.19%	0.15%
C Class(1)	ASIZX	5.03%	0.81%	4/30/10
R Class(1)	ASIUX	5.60%	1.33%	4/30/10

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Returns would have been lower if a portion of the management fee had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks. There are certain risks involved in investing in forward foreign currency exchange contracts; changes in the value of foreign currencies against the U.S. dollar could result in losses to the fund. Commodity- and gold-related investing involves special risks, such as weather, disease, embargoes, tariffs, taxes and economic, political and regulatory developments. The fund may be subject to certain risks similar to those associated with direct investment in real estate.
Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Growth of $10,000 Over Life of Class
$10,000 investment made April 30, 2010

Value on June 30, 2014
Investor Class — $10,788**

Barclays U.S. 1-3 Month Treasury Bill Index — $10,032

* From April 30, 2010, the Investor Class’s inception date. Not annualized.
**Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.20%	1.00%	1.45%	2.20%	1.70%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks. There are certain risks involved in investing in forward foreign currency exchange contracts; changes in the value of foreign currencies against the U.S. dollar could result in losses to the fund. Commodity- and gold-related investing involves special risks, such as weather, disease, embargoes, tariffs, taxes and economic, political and regulatory developments. The fund may be subject to certain risks similar to those associated with direct investment in real estate.
Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Bill Martin, Brian Howell, John Lovito, and Steven Brown

Performance Summary

For the 12 months ended June 30, 2014, Strategic Inflation Opportunities advanced 6.09%.* The portfolio’s benchmark, the Barclays U.S. 1-3 Month Treasury Bill Index, advanced 0.03% during the same period.

Economic growth in the major developed market economies generally remained weak, while inflation was mixed. In most countries, the year-over-year inflation rates as of June 30, 2014, remained relatively tame, despite ongoing and aggressive central bank stimulus programs. Nevertheless, investments that typically provide investor protection against the primary sources of inflation, including Treasury inflation-protected securities (TIPS), commodity-related investments, foreign currencies, and real estate, generally advanced during the 12-month period and accounted for the fund’s outperformance relative to its Treasury bill benchmark. A variety of factors—including continued stimulus measures from the world’s leading central banks (which ultimately may trigger higher inflation), improving economic outlooks (primarily in the U.S. and U.K.), and mounting geopolitical risks (mainly in Russia/Ukraine and the Middle East)—influenced performance in each asset class.

Inflation in U.S., U.K., Japan Headed Upward; Deflation Fears Emerged in Europe

After remaining tame in the first half of the period, current inflation increased during the second half in the U.S., U.K., and Japan, moving close to or within central bank target ranges. Conversely, ultra-low inflation in Europe triggered worries about deflation, which led to a fresh round of stimulus measures from the European Central Bank late in the period.

Commodity prices, a key inflation trigger, increased 10.40% during the period, according to the S&P Goldman Sachs Commodities Index, a measure of global commodities prices. Energy prices were a main driver of that gain, as Brent oil and West Texas Intermediate crude futures increased 10%. Industrial and precious metals also advanced during the period. After declining sharply in 2013 on news the Federal Reserve (the Fed) would begin tapering its quantitative easing program (which, because of its longer-term inflationary implications, had supported gold prices), gold bullion rebounded strongly during the first six months of 2014 due to heightened geopolitical tensions, a weaker U.S. dollar (gold is priced in dollars, so a weaker dollar makes it more attractive for foreign buyers), and rising U.S. inflation.

Portfolio Positioning & Strategy

The fund’s neutral asset mix as of June 30, 2014, was 45% inflation-linked bonds and other fixed-income securities, 25% non-dollar investments, 15% commodity-related investments, 10% global real estate investment trusts (REITs), and 5% gold securities that track the price of gold bullion, including gold exchange-traded funds (ETFs). The portfolio’s actual asset weightings varied based on short-term tactical adjustments and fluctuating securities prices. The portfolio’s investment team makes modest tactical adjustments to its asset mix in an effort to add value and improve the fund’s ability to meet its investment objective.

*All fund returns referenced in this commentary are for Investor Class shares. Returns would have been lower if a portion of the management fee had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

Within the portfolio’s inflation-linked securities allocation, robust performance in the second half of the reporting period helped TIPS outperform the benchmark. Specifically, declining Treasury yields, steady demand for Treasuries, and mounting inflationary pressures aided TIPS. The portfolio also held higher-yielding mortgage-backed securities and investment-grade and high-yield corporate bonds in conjunction with inflation “swaps” (effectively creating an “inflation overlay” for the corporate and mortgage securities), which also outperformed. Ongoing investor demand for yield generally helped fuel solid gains for corporate and mortgage securities. This allocation also included a small position in Puerto Rico municipal bonds, which detracted from results. These securities declined in value due to mounting fiscal challenges facing Puerto Rico. Late in the period, Puerto Rico unexpectedly passed legislation enabling its public corporations to restructure their debt, which led to widespread declines throughout the Puerto Rico municipal market.

Within the commodities component, the portfolio was invested in common stocks, commodity ETFs, and gold-related securities (such as holdings in mining companies). This exposure generated strong results for the period, primarily due to the team’s preference for the energy sector, which generated robust performance. The team maintained an underweight position in industrial metals, relative to its neutral asset mix, which detracted from performance as these prices generally increased, and a neutral weighting in gold securities, which helped performance as gold prices and gold stocks increased.

The team increased the fund’s REIT exposure to an overweight position relative to its neutral allocation target, which, along with security selection, contributed favorably to portfolio performance. In particular, the team favored office and lodging and resort REITs. The team remains optimistic toward global REITs and expects to maintain a strategic overweight to the asset class due to the belief that supply/demand dynamics remain favorable and select holdings offer high dividend yields, strong fundamentals, and attractive relative value. The team believes these factors should outweigh the effects of gradually rising interest rates.

Within the non-dollar component, the team maintained an underweight position relative to its neutral allocation target, given the team’s expectations for a stronger U.S. dollar, which, despite Fed tapering, didn’t materialize. The team favored higher-yielding emerging market currencies, which aided performance. The portfolio ended the period with overweight allocations in countries the team believes have the most promising economic outlooks, including South Korea, the U.K., Norway, and the commodity-based economies (Australia, New Zealand, and Canada), and underweight positions in the euro, the Japanese yen, and the Swiss franc.

Outlook

The investment team expects near-term global inflation to remain relatively contained. Longer term, the team believes a gradually improving global economy, wage pressures, record government debt, and aggressive monetary policies and long-term stimulus programs from leading central banks eventually may result in higher inflation than what is currently priced into the financial markets. The team believes this scenario underscores the importance of securing potential inflation hedges and protecting purchasing power through investments in inflation-fighting portfolios, such as Strategic Inflation Opportunities.

Fund Characteristics

JUNE 30, 2014
Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	35.7%
Domestic Common Stocks	13.6%
Foreign Common Stocks	10.3%
Commercial Paper	18.1%
Exchange-Traded Funds	10.9%
Collateralized Mortgage Obligations	3.3%
Corporate Bonds	3.2%
Commercial Mortgage-Backed Securities	0.7%
Municipal Securities	0.7%
Asset-Backed Securities	0.3%
Warrants	0.1%
Cash and Equivalents*	3.1%
* Includes temporary cash investments and other assets and liabilities.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2014 to June 30, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period(1) 1/1/14 – 6/30/14	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,040.60	$4.50	0.89%
Investor Class (before waiver)	$1,000	$1,040.60(2)	$5.51	1.09%
Institutional Class (after waiver)	$1,000	$1,041.50	$3.49	0.69%
Institutional Class (before waiver)	$1,000	$1,041.50(2)	$4.51	0.89%
A Class (after waiver)	$1,000	$1,039.80	$5.77	1.14%
A Class (before waiver)	$1,000	$1,039.80(2)	$6.78	1.34%
C Class (after waiver)	$1,000	$1,035.40	$9.54	1.89%
C Class (before waiver)	$1,000	$1,035.40(2)	$10.55	2.09%
R Class (after waiver)	$1,000	$1,038.00	$7.02	1.39%
R Class (before waiver)	$1,000	$1,038.00(2)	$8.03	1.59%
Hypothetical
Investor Class (after waiver)	$1,000	$1,020.38	$4.46	0.89%
Investor Class (before waiver)	$1,000	$1,019.39	$5.46	1.09%
Institutional Class (after waiver)	$1,000	$1,021.37	$3.46	0.69%
Institutional Class (before waiver)	$1,000	$1,020.38	$4.46	0.89%
A Class (after waiver)	$1,000	$1,019.14	$5.71	1.14%
A Class (before waiver)	$1,000	$1,018.15	$6.71	1.34%
C Class (after waiver)	$1,000	$1,015.42	$9.44	1.89%
C Class (before waiver)	$1,000	$1,014.43	$10.44	2.09%
R Class (after waiver)	$1,000	$1,017.90	$6.95	1.39%
R Class (before waiver)	$1,000	$1,016.91	$7.95	1.59%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

Schedule of Investments

JUNE 30, 2014

	Principal Amount/Shares	Value
U.S. TREASURY SECURITIES — 35.7%
U.S. Treasury Inflation Indexed Notes, 2.00%, 1/15/16	$389,391	$410,716
U.S. Treasury Inflation Indexed Notes, 2.50%, 7/15/16	845,208	917,579
U.S. Treasury Inflation Indexed Notes, 2.375%, 1/15/17	3,409,182	3,730,923
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/17(1)	4,592,588	4,752,075
U.S. Treasury Inflation Indexed Notes, 2.625%, 7/15/17	857,895	960,675
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/18	3,281,824	3,390,534
U.S. Treasury Inflation Indexed Notes, 1.375%, 7/15/18	1,099,390	1,201,556
U.S. Treasury Inflation Indexed Notes, 2.125%, 1/15/19	1,711,510	1,927,989
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/19	1,517,625	1,562,620
TOTAL U.S. TREASURY SECURITIES (Cost $18,736,967)		18,854,667
COMMON STOCKS — 23.9%
CHEMICALS — 0.1%
CF Industries Holdings, Inc.	82	19,723
Dow Chemical Co. (The)	471	24,238
Monsanto Co.	161	20,083
		64,044
CONSTRUCTION MATERIALS — 0.1%
Martin Marietta Materials, Inc.	120	15,846
Vulcan Materials Co.	584	37,230
		53,076
CONTAINERS AND PACKAGING — 0.1%
Crown Holdings, Inc.(2)	146	7,265
MeadWestvaco Corp.	1,081	47,845
Sealed Air Corp.	537	18,349
		73,459
ENERGY EQUIPMENT AND SERVICES — 2.0%
Baker Hughes, Inc.	2,035	151,506
Calfrac Well Services Ltd.	1,690	31,597
Canadian Energy Services & Technology Corp.	2,739	85,786
Halliburton Co.	2,694	191,301
Nabors Industries Ltd.	2,114	62,088
National Oilwell Varco, Inc.	915	75,350
Patterson-UTI Energy, Inc.	1,740	60,796
Schlumberger Ltd.	2,932	345,829
Weatherford International plc(2)	1,418	32,614
		1,036,867
HOTELS, RESTAURANTS AND LEISURE — 0.7%
Hilton Worldwide Holdings, Inc.(2)	5,202	121,207
Hyatt Hotels Corp., Class A(2)	1,839	112,142
Marriott International, Inc., Class A	2,059	131,982
		365,331

	Principal Amount/Shares	Value
HOUSEHOLD DURABLES — 0.1%
Taylor Wimpey plc	20,469	$39,935
METALS AND MINING — 0.7%
B2Gold Corp.(2)	7,753	22,597
Barrick Gold Corp.	1,560	28,548
BHP Billiton Ltd. ADR	227	15,538
Franco-Nevada Corp.	841	48,275
Freeport-McMoRan Copper & Gold, Inc.	1,708	62,342
Goldcorp, Inc. New York Shares	2,221	61,988
Randgold Resources Ltd. ADR	326	27,580
Rio Tinto plc ADR	294	15,958
Royal Gold, Inc.	291	22,151
Silver Wheaton Corp.	768	20,175
Tahoe Resources, Inc.(2)	1,379	36,108
		361,260
OIL, GAS AND CONSUMABLE FUELS — 5.8%
Anadarko Petroleum Corp.	772	84,511
Apache Corp.	1,239	124,668
Canadian Natural Resources Ltd.	924	42,421
Cheniere Energy, Inc.(2)	1,597	114,505
Chesapeake Energy Corp.	1,012	31,453
Chevron Corp.	2,464	321,675
ConocoPhillips	2,231	191,264
Crocotta Energy, Inc. (Acquired 6/30/14, Cost $159,731)(2)(3)	36,527	159,862
Delphi Energy Corp.(2)	19,453	79,303
Devon Energy Corp.	615	48,831
Encana Corp.	1,208	28,642
Energy Transfer Equity LP	1,151	67,840
Enterprise Products Partners LP	690	54,020
EOG Resources, Inc.	1,728	201,934
Exxon Mobil Corp.	3,040	306,067
Hess Corp.	451	44,599
Kinder Morgan, Inc.	1,480	53,665
Marathon Oil Corp.	1,071	42,754
Marathon Petroleum Corp.	553	43,173
Noble Energy, Inc.	843	65,299
Occidental Petroleum Corp.	1,831	187,916
Paramount Resources Ltd., A Shares(2)	1,708	95,320
Peyto Exploration & Development Corp.	1,830	69,132
Phillips 66	832	66,918
Pioneer Natural Resources Co.	195	44,813
Plains All American Pipeline LP	473	28,404
RMP Energy, Inc.(2)	5,822	51,506
Spectra Energy Corp.	1,103	46,855
StealthGas, Inc.(2)	3,420	37,962
Suncor Energy, Inc.	2,545	108,493

	Principal Amount/Shares	Value
Tourmaline Oil Corp.(2)	915	$48,243
Trilogy Energy Corp.	1,492	40,829
Ultra Petroleum Corp.(2)	647	19,209
Valero Energy Corp.	1,167	58,467
Veresen, Inc.	14	246
Williams Cos., Inc. (The)	1,128	65,661
		3,076,460
PAPER AND FOREST PRODUCTS — 0.1%
Domtar Corp.	162	6,942
International Paper Co.	821	41,436
		48,378
REAL ESTATE INVESTMENT TRUSTS (REITs) — 9.9%
Alexandria Real Estate Equities, Inc.	2,027	157,376
Allied Properties Real Estate Investment Trust	2,675	88,619
Apartment Investment & Management Co., Class A	5,188	167,417
Big Yellow Group plc	5,544	47,060
CapitaCommercial Trust	41,000	55,899
Charter Hall Group	18,852	75,728
Chartwell Retirement Residences	4,949	50,276
Corio NV	1,218	62,209
Cousins Properties, Inc.	10,482	130,501
Daiwa House REIT Investment Corp.	23	101,713
DDR Corp.	8,963	158,018
Derwent London plc	1,506	69,048
Duke Realty Corp.	10,525	191,134
Education Realty Trust, Inc.	14,097	151,402
Equity One, Inc.	6,109	144,111
Essex Property Trust, Inc.	1,114	205,990
Gecina SA	421	61,395
General Growth Properties, Inc.	8,422	198,422
GLP J-REIT	86	96,268
Goodman Group	23,944	114,019
Great Portland Estates plc	6,048	66,657
Health Care REIT, Inc.	4,159	260,644
Hudson Pacific Properties, Inc.	5,317	134,733
Hulic Reit, Inc.(2)	59	93,708
Kilroy Realty Corp.	2,424	150,967
Klepierre	1,990	101,407
Land Securities Group plc	6,714	119,040
Link Real Estate Investment Trust (The)	27,500	147,960
Mapletree Logistics Trust	50,000	46,716
Mirvac Group	32,759	55,139
Orix JREIT, Inc.	71	99,521
Pebblebrook Hotel Trust	3,382	124,999
Safestore Holdings plc	12,767	47,632
Scentre Group(2)	45,238	136,503

	Principal Amount/Shares	Value
Simon Property Group, Inc.	1,788	$297,309
SL Green Realty Corp.	1,657	181,292
Stockland	17,634	64,516
Suntec Real Estate Investment Trust	36,000	52,258
Taubman Centers, Inc.	2,215	167,919
UDR, Inc.	6,385	182,802
Unibail-Rodamco SE	709	206,254
Westfield Corp.	16,259	109,620
Workspace Group plc	4,338	42,317
		5,216,518
REAL ESTATE MANAGEMENT AND DEVELOPMENT — 3.9%
Ayala Land, Inc.	114,700	80,146
BR Malls Participacoes SA	5,900	50,201
Brookfield Asset Management, Inc., Class A	1,556	68,495
CapitaLand Ltd.	36,000	92,389
Central Pattana PCL	10,800	16,306
Cheung Kong Holdings Ltd.	5,000	88,705
China Overseas Land & Investment Ltd.	46,000	111,581
Corp. Inmobiliaria Vesta SAB de CV	21,459	45,090
Countrywide plc	6,049	53,262
Deutsche Annington Immobilien SE	2,088	61,442
Emaar Properties PJSC	17,058	39,060
Fabege AB	3,056	43,245
Grand City Properties SA(2)	4,181	52,573
Henderson Land Development Co. Ltd.	7,700	45,055
Hongkong Land Holdings Ltd.	7,000	46,690
Howard Hughes Corp. (The)(2)	847	133,682
Hulic Co. Ltd.	4,600	60,619
KWG Property Holding Ltd.	42,500	24,292
Megaworld Corp.	181,000	18,660
Mitsubishi Estate Co. Ltd.	3,000	74,064
Mitsui Fudosan Co. Ltd.	9,000	303,480
Nexity SA	534	24,506
Prestige Estates Projects Ltd.	6,509	24,794
Pruksa Real Estate PCL	39,700	35,780
Quality Houses PCL	296,500	32,340
Realia Business SA(2)	21,649	45,355
Sino Land Co. Ltd.	42,000	69,147
Sobha Developers Ltd.	3,574	29,572
Sumitomo Realty & Development Co. Ltd.	3,000	128,730
Sun Hung Kai Properties Ltd.	14,000	192,016
		2,091,277
TRADING COMPANIES AND DISTRIBUTORS — 0.4%
Ashtead Group plc	4,860	72,777
United Rentals, Inc.(2)	1,255	131,436
		204,213
TOTAL COMMON STOCKS (Cost $10,383,768)		12,630,818

	Principal Amount/Shares	Value
COMMERCIAL PAPER(4) — 18.1%
Charta LLC, 0.13%, 8/6/14(5)	$2,703,000	$2,702,542
Crown Point Capital Co., 0.18%, 7/10/14(5)	2,238,000	2,237,914
Lexington Parker Capital, 0.18%, 7/18/14(5)	2,400,000	2,399,820
Liberty Street Funding LLC, 0.17%, 9/8/14(5)	2,200,000	2,199,200
TOTAL COMMERCIAL PAPER (Cost $9,539,627)		9,539,476
EXCHANGE-TRADED FUNDS — 10.9%
iShares S&P GSCI Commodity Indexed Trust(2)	86,346	2,928,856
PowerShares DB Commodity Index Tracking Fund(2)	8,656	230,077
SPDR Gold Shares(2)	9,784	1,252,743
Sprott Physical Gold Trust(2)	120,676	1,328,643
TOTAL EXCHANGE-TRADED FUNDS (Cost $5,818,827)		5,740,319
COLLATERALIZED MORTGAGE OBLIGATIONS(6) — 3.3%
PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS — 3.2%
ABN Amro Mortgage Corp., Series 2003-6, Class 1A4, 5.50%, 5/25/33	$9,752	10,269
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19	8,326	8,554
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35	64,135	67,380
Banc of America Mortgage Securities, Inc., Series 2007-1, Class 1A16, 5.625%, 3/25/37	52,927	49,422
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 2.63%, 7/1/14	35,106	35,442
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 2.37%, 7/1/14	91,429	92,284
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 2.17%, 7/1/14	59,457	59,767
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 5.23%, 7/1/14	89,615	89,524
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-35, Class 1A3 SEQ, 5.00%, 9/25/18	7,203	7,436
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-4, Class A19, 5.25%, 5/25/34	81,203	86,001
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	13,138	14,010
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 5.14%, 7/1/14	47,251	46,743
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 2.66%, 7/1/14	69,494	70,295
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 2.74%, 7/1/14	82,975	79,925
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 2.65%, 7/1/14	23,349	23,769
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33	24,109	25,467
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.62%, 7/1/14	17,324	17,593
Thornburg Mortgage Securities Trust 2004-3, Series 2004-3, Class A, VRN, 0.89%, 7/25/14	25,365	24,742
Wamu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	16,431	17,662

	Principal Amount/Shares	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-5, Class 1A1, 5.00%, 5/25/20	$12,852	$13,174
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR14, Class A1, VRN, 5.36%, 7/1/14	25,580	26,477
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 1A1, VRN, 2.61%, 7/1/14	88,604	91,127
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 2.62%, 7/1/14	63,729	64,683
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR7, Class 1A1, VRN, 5.06%, 7/1/14	46,603	47,266
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	87,181	92,586
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-11, Class A9 SEQ, 6.50%, 9/25/36	86,805	86,150
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-9, Class 1A9 SEQ, 6.00%, 8/25/36	36,009	37,571
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 2.62%, 7/1/14	47,068	43,830
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-10, Class 1A5, 6.00%, 7/25/37	67,516	67,592
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-11, Class A3 SEQ, 6.00%, 8/25/37	50,918	50,976
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	63,862	65,563
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	25,484	26,494
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	24,261	25,205
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/22	8,732	9,062
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 6.11%, 7/1/14	9,239	9,338
WinWater Mortgage Loan Trust, Series 2014-1, Class A4 SEQ, VRN, 3.50%, 7/1/14(5)	75,000	77,039
		1,660,418
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 0.1%
FHLMC, Series 2824, Class LB SEQ, 4.50%, 7/15/24	60,536	65,716
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,681,526)		1,726,134
CORPORATE BONDS — 3.2%
AUTOMOBILES†
Nissan Motor Acceptance Corp., 2.65%, 9/26/18(5)	10,000	10,271
BANKS — 0.1%
Bank of America Corp., 2.00%, 1/11/18	40,000	40,288
CHEMICALS — 0.1%
Ashland, Inc., 4.75%, 8/15/22	75,000	75,750
COMMUNICATIONS EQUIPMENT — 0.3%
Crown Castle International Corp., 5.25%, 1/15/23	75,000	78,563
SBA Communications Corp., 5.625%, 10/1/19	75,000	79,781
		158,344
CONSTRUCTION MATERIALS — 0.2%
Covanta Holding Corp., 7.25%, 12/1/20	75,000	82,312

	Principal Amount/Shares	Value
CONTAINERS AND PACKAGING — 0.1%
Ardagh Packaging Finance plc, 7.375%, 10/15/17(5)	$70,000	$73,915
DIVERSIFIED FINANCIAL SERVICES — 0.1%
Morgan Stanley, MTN, 5.625%, 9/23/19	20,000	23,027
Union Bank N.A., 2.625%, 9/26/18	10,000	10,291
		33,318
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.1%
AT&T, Inc., 5.50%, 2/1/18	20,000	22,677
Verizon Communications, Inc., 3.65%, 9/14/18	20,000	21,377
Windstream Corp., 7.875%, 11/1/17	30,000	34,687
		78,741
FOOD PRODUCTS†
Tyson Foods, Inc., 6.60%, 4/1/16	20,000	21,915
HEALTH CARE PROVIDERS AND SERVICES — 0.3%
CHS/Community Health Systems, Inc., 5.125%, 8/15/18	55,000	57,819
Fresenius Medical Care US Finance II, Inc., 5.625%, 7/31/19(5)	70,000	76,650
		134,469
INDUSTRIAL CONGLOMERATES — 0.1%
Bombardier, Inc., 5.75%, 3/15/22(5)	70,000	72,100
INSURANCE — 0.1%
American International Group, Inc., 4.125%, 2/15/24	30,000	31,624
XLIT Ltd., 2.30%, 12/15/18	20,000	19,909
		51,533
LIFE SCIENCES TOOLS AND SERVICES†
Thermo Fisher Scientific, Inc., 3.20%, 3/1/16	20,000	20,784
METALS AND MINING — 0.1%
Barrick Gold Corp., 2.90%, 5/30/16	30,000	30,976
Rio Tinto Finance USA plc, 1.375%, 6/17/16	20,000	20,224
		51,200
MULTI-UTILITIES — 0.3%
CMS Energy Corp., 4.25%, 9/30/15	30,000	31,258
CMS Energy Corp., 8.75%, 6/15/19	25,000	32,259
Dominion Gas Holdings LLC, 1.05%, 11/1/16(5)	20,000	19,934
GenOn Energy, Inc., 7.875%, 6/15/17	55,000	58,713
		142,164
OIL, GAS AND CONSUMABLE FUELS — 0.7%
Alpha Natural Resources, Inc., 6.00%, 6/1/19	70,000	51,275
Anadarko Petroleum Corp., 5.95%, 9/15/16	20,000	22,161
Bill Barrett Corp., 7.00%, 10/15/22	75,000	79,875
Marathon Petroleum Corp., 3.50%, 3/1/16	20,000	20,893
Newfield Exploration Co., 6.875%, 2/1/20	50,000	53,250
Peabody Energy Corp., 7.375%, 11/1/16	30,000	33,113
Peabody Energy Corp., 6.50%, 9/15/20	30,000	30,375
QEP Resources, Inc., 5.25%, 5/1/23	75,000	77,062
		368,004

	Principal Amount/Shares	Value
PHARMACEUTICALS†
Mylan, Inc., 1.35%, 11/29/16	$10,000	$10,022
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.2%
HCP, Inc., 6.00%, 1/30/17	25,000	27,999
Reckson Operating Partnership LP, 6.00%, 3/31/16	50,000	53,830
		81,829
SPECIALTY RETAIL — 0.1%
Hertz Corp. (The), 6.75%, 4/15/19	55,000	58,575
TEXTILES, APPAREL AND LUXURY GOODS — 0.2%
Hanesbrands, Inc., 6.375%, 12/15/20	75,000	81,469
WIRELESS TELECOMMUNICATION SERVICES — 0.1%
Sprint Communications, 6.00%, 12/1/16	70,000	76,387
TOTAL CORPORATE BONDS (Cost $1,687,447)		1,723,390
COMMERCIAL MORTGAGE-BACKED SECURITIES(6) — 0.7%
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class AM, VRN, 5.18%, 7/1/14	75,000	79,055
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(5)	75,000	74,590
LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class A4 SEQ, 4.57%, 1/15/31	9,143	9,459
LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class AJ, VRN, 4.86%, 7/11/14	25,000	25,399
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class AM, VRN, 5.02%, 7/11/14	125,000	130,225
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM, VRN, 5.26%, 7/11/14	75,000	79,194
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $397,055)		397,922
MUNICIPAL SECURITIES — 0.7%
Puerto Rico Aqueduct & Sewer Authority Rev., Series 2012 A, (Senior Lien), 5.00%, 7/1/19	140,000	98,150
Puerto Rico Electric Power Authority Rev., Series 2007 TT, 5.00%, 7/1/18	30,000	13,283
Puerto Rico Electric Power Authority Rev., Series 2010 ZZ, 5.00%, 7/1/18	30,000	13,283
Puerto Rico GO, Series 2001 A, (Public Improvement), 5.50%, 7/1/18	155,000	140,569
Puerto Rico GO, Series 2007 A, (Public Improvement), 5.50%, 7/1/18	75,000	68,018
Puerto Rico GO, Series 2008 A, (Public Improvement), 5.50%, 7/1/18	30,000	27,207
Puerto Rico GO, Series 2011 D, (Public Improvement), 5.00%, 7/1/19	20,000	17,136
TOTAL MUNICIPAL SECURITIES (Cost $432,989)		377,646
ASSET-BACKED SECURITIES(6) — 0.3%
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A SEQ, 2.10%, 3/20/19(5)	100,000	101,173
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(5)	75,000	75,080
TOTAL ASSET-BACKED SECURITIES (Cost $176,663)		176,253

	Principal Amount/Shares	Value
WARRANTS — 0.1%
METALS AND MINING — 0.1%
GoGold Resources, Inc.(2)	101,250	$25,620
REAL ESTATE MANAGEMENT AND DEVELOPMENT†
Sun Hung Kai Properties Ltd.(2)	750	979
TOTAL WARRANTS (Cost $—)		26,599
TEMPORARY CASH INVESTMENTS — 8.3%
SSgA U.S. Government Money Market Fund, Class N (Cost $4,382,261)	4,382,261	4,382,261
TOTAL INVESTMENT SECURITIES — 105.2% (Cost $53,237,130)		55,575,485
OTHER ASSETS AND LIABILITIES — (5.2)%		(2,765,202)
TOTAL NET ASSETS — 100.0%		$52,810,283

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	375,926	USD	345,557	Barclays Bank plc	9/4/14	$7,317
AUD	100,000	USD	93,494	Deutsche Bank	9/4/14	374
AUD	840,000	USD	782,372	JPMorgan Chase Bank N.A.	9/4/14	6,118
USD	581,126	AUD	620,000	Barclays Bank plc	9/4/14	(855)
USD	168,255	AUD	180,000	JPMorgan Chase Bank N.A.	9/4/14	(707)
BRL	1,393,719	USD	599,423	Barclays Bank plc	9/4/14	20,054
USD	140,000	BRL	313,740	Barclays Bank plc	9/4/14	549
CAD	393,747	USD	360,000	Barclays Bank plc	9/4/14	8,428
CAD	1,051,073	USD	960,000	Deutsche Bank	9/4/14	23,486
CAD	535,039	USD	498,759	JPMorgan Chase Bank N.A.	9/4/14	1,875
CAD	451,210	USD	420,000	Westpac Group	9/4/14	2,195
USD	909,587	CAD	994,473	Barclays Bank plc	9/4/14	(20,938)
CHF	160,511	USD	180,000	JPMorgan Chase Bank N.A.	9/4/14	1,097
USD	873,204	CHF	781,515	Barclays Bank plc	9/4/14	(8,545)
CLP	54,219,972	USD	97,729	Barclays Bank plc	9/4/14	(339)
CLP	165,840,000	USD	300,000	Barclays Bank plc	9/4/14	(2,117)
CNY	90,278	USD	14,567	HSBC Holdings plc	9/4/14	68
CNY	14,122,040	USD	2,278,667	HSBC Holdings plc	9/4/14	10,584
CNY	115,760	USD	18,686	Westpac Group	9/4/14	79
USD	91,705	CNY	566,031	HSBC Holdings plc	9/4/14	(51)
USD	9,817	CNY	61,294	Westpac Group	9/4/14	(119)
USD	7,646	CNY	47,196	Westpac Group	9/4/14	(5)
COP	1,973,919,732	USD	1,032,925	Barclays Bank plc	9/4/14	14,432
USD	908	CZK	18,292	Deutsche Bank	9/4/14	(5)
USD	680,000	CZK	13,774,794	JPMorgan Chase Bank N.A.	9/4/14	(7,701)
EUR	160,000	USD	216,741	Deutsche Bank	9/4/14	2,400
EUR	140,000	USD	190,915	JPMorgan Chase Bank N.A.	9/4/14	833
USD	719,063	EUR	527,807	UBS AG	9/4/14	(3,837)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	623,584	USD	1,043,608	Deutsche Bank	9/4/14	$23,050
USD	203,937	GBP	120,000	JPMorgan Chase Bank N.A.	9/4/14	(1,326)
HKD	1,070,909	USD	138,138	Barclays Bank plc	9/4/14	(18)
USD	5,270	HKD	40,860	Barclays Bank plc	9/4/14	—
HUF	67,573,012	USD	300,384	Deutsche Bank	9/4/14	(2,341)
IDR	1,339,921,639	USD	112,155	Westpac Group	9/4/14	(156)
ILS	390,032	USD	111,922	JPMorgan Chase Bank N.A.	9/4/14	1,694
USD	400,000	ILS	1,383,069	JPMorgan Chase Bank N.A.	9/4/14	(2,885)
INR	67,165,679	USD	1,116,822	JPMorgan Chase Bank N.A.	9/4/14	(9,865)
INR	18,108,000	USD	301,097	JPMorgan Chase Bank N.A.	9/4/14	(2,660)
USD	840,000	INR	51,147,600	JPMorgan Chase Bank N.A.	9/4/14	(2,963)
JPY	14,248,262	USD	140,000	Barclays Bank plc	9/4/14	712
JPY	10,217,117	USD	100,000	Deutsche Bank	9/4/14	901
JPY	24,548,520	USD	240,000	JPMorgan Chase Bank N.A.	9/4/14	2,434
JPY	16,197,072	USD	160,000	JPMorgan Chase Bank N.A.	9/4/14	(42)
USD	1,755,331	JPY	180,170,663	Barclays Bank plc	9/4/14	(23,982)
KRW	1,689,357,001	USD	1,643,503	Westpac Group	9/4/14	22,058
KRW	122,844,000	USD	120,000	Westpac Group	9/4/14	1,114
KRW	367,560,000	USD	360,000	Westpac Group	9/4/14	2,383
MXN	21,233,576	USD	1,628,973	Deutsche Bank	9/4/14	606
USD	340,000	MXN	4,439,482	Barclays Bank plc	9/4/14	(710)
USD	520,000	MXN	6,843,983	Deutsche Bank	9/4/14	(5,244)
USD	340,000	MXN	4,432,705	JPMorgan Chase Bank N.A.	9/4/14	(190)
MYR	4,820,381	USD	1,483,879	Westpac Group	9/4/14	14,024
MYR	903,728	USD	280,000	Westpac Group	9/4/14	828
USD	402,352	MYR	1,307,040	Westpac Group	9/4/14	(3,803)
NOK	3,945,095	USD	655,310	JPMorgan Chase Bank N.A.	9/4/14	(13,685)
USD	640,000	NOK	3,951,206	Deutsche Bank	9/4/14	(2,619)
NZD	100,000	USD	84,944	Barclays Bank plc	9/4/14	2,092
NZD	378,562	USD	315,946	HSBC Holdings plc	9/4/14	13,540
USD	208,437	NZD	240,000	JPMorgan Chase Bank N.A.	9/4/14	(450)
PEN	3,111,960	USD	1,109,631	Barclays Bank plc	9/4/14	(5,035)
PHP	2,699,814	USD	61,429	Westpac Group	9/4/14	444
PHP	25,247,400	USD	580,000	Westpac Group	9/4/14	(1,392)
PLN	2,467,097	USD	808,415	Barclays Bank plc	9/4/14	695
USD	1,200,000	PLN	3,680,160	Barclays Bank plc	9/4/14	(6,946)
USD	320,000	PLN	983,718	Barclays Bank plc	9/4/14	(2,620)
USD	100,000	PLN	304,689	JPMorgan Chase Bank N.A.	9/4/14	74
RUB	22,989,000	USD	642,267	JPMorgan Chase Bank N.A.	9/4/14	25,740
USD	482,321	RUB	17,263,971	JPMorgan Chase Bank N.A.	9/4/14	(19,330)
SEK	521,639	USD	77,992	Barclays Bank plc	9/4/14	27
SGD	258,153	USD	205,321	HSBC Holdings plc	9/4/14	1,718
USD	180,000	SGD	225,536	Westpac Group	9/4/14	(881)
THB	19,826,135	USD	605,424	Westpac Group	9/4/14	4,353
TRY	1,789,069	USD	840,000	Deutsche Bank	9/4/14	(6,629)
USD	420,000	TRY	917,141	Barclays Bank plc	9/4/14	(7,216)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	723,777	TWD	21,756,736	Westpac Group	9/4/14	$(6,018)
ZAR	7,031,163	USD	644,107	Deutsche Bank	9/4/14	10,077
USD	280,000	ZAR	3,039,772	Barclays Bank plc	9/4/14	(2,822)
USD	120,000	ZAR	1,287,212	JPMorgan Chase Bank N.A.	9/4/14	237
						$51,643

FUTURES CONTRACTS
Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
17	U.S. Treasury 5-Year Notes	September 2014	$2,030,836	$7,798
5	U.S. Treasury Long Bonds	September 2014	685,938	5,262
3	U.S. Treasury Ultra Long Bonds	September 2014	449,812	3,248
			$3,166,586	$16,308

TOTAL RETURN SWAP AGREEMENTS
Counterparty	Notional Amount	Floating Rate Referenced Index	Pay/Receive Total Return of Referenced Index	Fixed Rate	Termination Date	Value
Bank of America N.A.	$925,000	U.S. CPI Urban Consumers NSA Index	Receive	2.28%	1/21/16	$(3,376)
Bank of America N.A.	1,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.21%	3/13/19	6,963
Barclays Bank plc	900,000	U.S. CPI Urban Consumers NSA Index	Receive	2.30%	1/11/16	(3,946)
						$(359)

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
AUD	-	Australian Dollar
BRL	-	Brazilian Real
CAD	-	Canadian Dollar
CHF	-	Swiss Franc
CLP	-	Chilean Peso
CNY	-	Chinese Yuan
COP	-	Colombian Peso
CPI	-	Consumer Price Index
CZK	-	Czech Koruna
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
GBP	-	British Pound
GO	-	General Obligation
HKD	-	Hong Kong Dollar
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
ILS	-	Israeli Shekel
INR	-	Indian Rupee
JPY	-	Japanese Yen
KRW	-	South Korea Won
MTN	-	Medium Term Note
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
NOK	-	Norwegian Krone
NSA	-	Not Seasonally Adjusted
NZD	-	New Zealand Dollar
PEN	-	Peruvian Nuevo Sol
PHP	-	Philippine Peso
PLN	-	Polish Zloty
RUB	-	Russian Ruble
SEK	-	Swedish Krona
SEQ	-	Sequential Payer
SGD	-	Singapore Dollar
THB	-	Thai Baht
TRY	-	Turkish Lira
TWD	-	Taiwanese Dollar
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
ZAR	-	South African Rand

†	Category is less than 0.05% of total net assets.

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $59,401.

(2)	Non-income producing.

(3)
Restricted security that may not be offered for public sale without being registered with the Securities and Exchange Commission and/or may be subject to resale, redemption or transferability restrictions. The aggregate value of these securities at the period end was $159,862, which represented 0.3% of total net assets.

(4)	The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

(5)
Restricted security exempt from registration pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Directors. The aggregate value of these securities at the period end was $10,120,228, which represented 19.2% of total net assets.

(6)	Final maturity date indicated, unless otherwise noted.

See Notes to Financial Statements.

Statement of Assets and Liabilities

JUNE 30, 2014
Assets
Investment securities, at value (cost of $53,237,130)	$55,575,485
Foreign currency holdings, at value (cost of $3,989)	4,020
Receivable for investments sold	602,952
Receivable for capital shares sold	10,039
Unrealized appreciation on forward foreign currency exchange contracts	228,690
Swap agreements, at value	6,963
Dividends and interest receivable	159,465
Other assets	556
56,588,170

Liabilities
Disbursements in excess of demand deposit cash	2,701,710
Payable for investments purchased	768,288
Payable for capital shares redeemed	70,679
Payable for variation margin on futures contracts	4,570
Unrealized depreciation on forward foreign currency exchange contracts	177,047
Swap agreements, at value	7,322
Accrued management fees	37,701
Distribution and service fees payable	10,325
Accrued foreign taxes	245
3,777,887

Net Assets	$52,810,283

Net Assets Consist of:
Capital (par value and paid-in surplus)	$53,673,010
Undistributed net investment income	82,568
Accumulated net realized loss	(3,351,426)
Net unrealized appreciation	2,406,131
$52,810,283

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$28,261,191	2,691,606	$10.50
Institutional Class, $0.01 Par Value	$1,359,786	129,151	$10.53
A Class, $0.01 Par Value	$14,044,394	1,343,948	$10.45*
C Class, $0.01 Par Value	$9,029,331	882,470	$10.23
R Class, $0.01 Par Value	$115,581	11,139	$10.38
*Maximum offering price $11.09 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED JUNE 30, 2014
Investment Income (Loss)
Income:
Interest	$462,376
Dividends (net of foreign taxes withheld of $14,437)	296,987
759,363

Expenses:
Management fees	693,065
Distribution and service fees:
A Class	42,964
C Class	102,359
R Class	599
Directors' fees and expenses	4,078
Other expenses	3,298
846,363
Fees waived	(115,038)
731,325

Net investment income (loss)	28,038

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $(340))	453,175
Futures contract transactions	(121,278)
Swap agreement transactions	(108,063)
Foreign currency transactions	(336,141)
(112,307)

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(245))	3,032,477
Futures contracts	12,143
Swap agreements	145,579
Translation of assets and liabilities in foreign currencies	407,668
3,597,867

Net realized and unrealized gain (loss)	3,485,560

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,513,598

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2014 AND JUNE 30, 2013
Increase (Decrease) in Net Assets	June 30, 2014	June 30, 2013
Operations
Net investment income (loss)	$28,038	$(508,446)
Net realized gain (loss)	(112,307)	(620,079)
Change in net unrealized appreciation (depreciation)	3,597,867	1,072,382
Net increase (decrease) in net assets resulting from operations	3,513,598	(56,143)

Distributions to Shareholders
From net investment income:
Investor Class	(100,537)	—
Institutional Class	(10,017)	—
Decrease in net assets from distributions	(110,554)	—

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(33,584,196)	(30,107,715)

Net increase (decrease) in net assets	(30,181,152)	(30,163,858)

Net Assets
Beginning of period	82,991,435	113,155,293
End of period	$52,810,283	$82,991,435

Undistributed net investment income	$82,568	$343,978

See Notes to Financial Statements.

Notes to Financial Statements

JUNE 30, 2014

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Strategic Inflation Opportunities Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek total real return.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.7754% to 0.8929%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. Effective August 1, 2013, the investment advisor voluntarily agreed to waive 0.2000% of its management fee. The investment advisor expects the fee waiver to continue through October 31, 2014, and cannot terminate it without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended June 30, 2014 was $62,559, $3,212, $30,494, $18,556 and $217 for the Investor Class, Institutional Class, A Class, C Class and R Class, respectively. The effective annual management fee before waiver for each class for the year ended June 30, 2014 was 1.08% for the Investor Class, A Class, C Class and R Class and 0.88% for the Institutional Class. The effective annual management fee after waiver for each class for the year ended June 30, 2014 was 0.90% for the Investor Class, A Class, C Class and R Class and 0.70% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2014 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended June 30, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended June 30, 2014 totaled $43,476,887, of which $13,360,491 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended June 30, 2014 totaled $63,576,818, of which $19,943,395 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2014		Year ended June 30, 2013
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	544,078	$5,523,649	1,972,806	$20,427,855
Issued in reinvestment of distributions	4,799	48,089	–	–
Redeemed	(2,467,593)	(24,881,633)	(3,967,497)	(40,974,107)
	(1,918,716)	(19,309,895)	(1,994,691)	(20,546,252)
Institutional Class/Shares Authorized	50,000,000		50,000,000
Sold	35,822	363,229	258,744	2,682,273
Issued in reinvestment of distributions	967	9,703	–	–
Redeemed	(208,798)	(2,106,791)	(665,890)	(6,874,904)
	(172,009)	(1,733,859)	(407,146)	(4,192,631)
A Class/Shares Authorized	50,000,000		50,000,000
Sold	159,775	1,622,519	1,003,003	10,375,269
Redeemed	(1,156,419)	(11,659,981)	(1,803,527)	(18,390,980)
	(996,644)	(10,037,462)	(800,524)	(8,015,711)
C Class/Shares Authorized	50,000,000		50,000,000
Sold	171,152	1,695,940	558,435	5,698,256
Redeemed	(420,690)	(4,171,635)	(301,454)	(3,052,321)
	(249,538)	(2,475,695)	256,981	2,645,935
R Class/Shares Authorized	10,000,000		50,000,000
Sold	800	8,015	1,344	13,565
Redeemed	(3,519)	(35,300)	(1,213)	(12,621)
	(2,719)	(27,285)	131	944
Net increase (decrease)	(3,339,626)	$(33,584,196)	(2,945,249)	$(30,107,715)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$18,854,667	—
Common Stocks	$7,648,720	4,982,098	—
Commercial Paper	—	9,539,476	—
Exchange-Traded Funds	5,740,319	—	—
Collateralized Mortgage Obligations	—	1,726,134	—
Corporate Bonds	—	1,723,390	—
Commercial Mortgage-Backed Securities	—	397,922	—
Municipal Securities	—	377,646	—
Asset-Backed Securities	—	176,253	—
Warrants	—	26,599	—
Temporary Cash Investments	4,382,261	—	—
	$17,771,300	$37,804,185	—
Other Financial Instruments
Futures Contracts	$16,308	—	—
Swap Agreements	—	$6,963	—
Forward Foreign Currency Exchange Contracts	—	228,690	—
	$16,308	$235,653

Liabilities
Other Financial Instruments
Swap Agreements	—	$(7,322)	—
Forward Foreign Currency Exchange Contracts	—	(177,047)	—
	—	$(184,369)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The USD currency purchased and/or sold as disclosed on the Schedule of Investments is indicative of the fund's typical volume during the period.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The futures contracts sold as disclosed on the Schedule of Investments are indicative of the fund's typical volume during the period.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The notional amount as disclosed on the Schedule of Investments is indicative of the fund's typical volume during the period.

Value of Derivative Instruments as of June 30, 2014

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$228,690	Unrealized depreciation on forward foreign currency exchange contracts	$177,047
Interest Rate Risk	Receivable for variation margin on futures contracts*	–	Payable for variation margin on futures contracts*	4,570
Other Contracts	Swap agreements	6,963	Swap agreements	7,322
		$235,653		$188,939

*	Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended June 30, 2014

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	$(326,487)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$406,974
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(121,278)	Change in net unrealized appreciation (depreciation) on futures contracts	12,143
Other Contracts	Net realized gain (loss) on swap agreement transactions	(108,063)	Change in net unrealized appreciation (depreciation) on swap agreements	145,579
		$(555,828)		$564,696

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

There are certain risks involved with investing in forward foreign currency exchange contracts. Changes in the value of foreign currencies against the U.S. dollar could result in gains or losses to the fund. The value of a share of the fund is determined in U.S. dollars. As a result, the fund could recognize a gain or loss based solely upon a change in the exchange rate between the foreign currency and the U.S. dollar. Changes in exchange rates may increase losses and lower gains from the fund’s investments. The overall impact on the fund may be significant depending on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar. Currency trends are unpredictable and exchange rates in foreign currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or Supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

The fund’s commodity- and gold-related investments may be subject to greater volatility than investments in traditional securities. The value of the fund’s commodity- and gold-related investments may be affected by changes in overall market movements, interest rate changes, and volatility in commodity- and gold-related indices. The value of these investments may also be affected by factors affecting a particular commodity, such as weather, disease, embargoes, tariffs, taxes and economic, political and regulatory developments.

The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk.

9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2014 and June 30, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$110,554	—
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$53,694,210
Gross tax appreciation of investments	$2,511,213
Gross tax depreciation of investments	(629,938)
Net tax appreciation (depreciation) of investments	1,881,275
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	15,573
Net tax appreciation (depreciation)	$1,896,848
Other book-to-tax adjustments	$(47,706)
Undistributed ordinary income	$311,170
Accumulated short-term capital losses	$(2,145,775)
Accumulated long-term capital losses	$(877,264)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$9.92	0.03	0.57	0.60	(0.02)	—	(0.02)	$10.50	6.09%	0.91%	1.09%	0.27%	0.09%	87%	$28,261
2013	$9.99	(0.03)	(0.04)	(0.07)	—	—	—	$9.92	(0.70)%	1.09%	1.09%	(0.31)%	(0.31)%	85%	$45,728
2012	$10.71	0.01	(0.57)	(0.56)	(0.13)	(0.03)	(0.16)	$9.99	(5.32)%	1.08%	1.09%	0.12%	0.11%	80%	$65,968
2011	$9.59	0.12	1.10	1.22	(0.10)	—(4)	(0.10)	$10.71	12.78%	0.95%	1.09%	1.27%	1.13%	52%	$53,696
2010(5)	$10.00	0.01	(0.42)	(0.41)	—	—	—	$9.59	(4.10)%	0.95%(6)	1.09%(6)	0.79%(6)	0.65%(6)	0%	$4,044
Institutional Class
2014	$9.94	0.05	0.58	0.63	(0.04)	—	(0.04)	$10.53	6.28%	0.71%	0.89%	0.47%	0.29%	87%	$1,360
2013	$9.99	(0.02)	(0.03)	(0.05)	—	—	—	$9.94	(0.40)%	0.89%	0.89%	(0.11)%	(0.11)%	85%	$2,995
2012	$10.71	0.04	(0.58)	(0.54)	(0.15)	(0.03)	(0.18)	$9.99	(5.13)%	0.88%	0.89%	0.32%	0.31%	80%	$7,078
2011	$9.59	0.15	1.09	1.24	(0.12)	—(4)	(0.12)	$10.71	12.93%	0.75%	0.89%	1.47%	1.33%	52%	$5,428
2010(5)	$10.00	0.02	(0.43)	(0.41)	—	—	—	$9.59	(4.10)%	0.75%(6)	0.89%(6)	0.99%(6)	0.85%(6)	0%	$144

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2014	$9.87	—(4)	0.58	0.58	—	—	—	$10.45	5.88%	1.16%	1.34%	0.02%	(0.16)%	87%	$14,044
2013	$9.97	(0.05)	(0.05)	(0.10)	—	—	—	$9.87	(1.00)%	1.34%	1.34%	(0.56)%	(0.56)%	85%	$23,108
2012	$10.69	(0.02)	(0.56)	(0.58)	(0.11)	(0.03)	(0.14)	$9.97	(5.51)%	1.33%	1.34%	(0.13)%	(0.14)%	80%	$31,305
2011	$9.58	0.13	1.06	1.19	(0.08)	—(4)	(0.08)	$10.69	12.50%	1.20%	1.34%	1.02%	0.88%	52%	$30,416
2010(5)	$10.00	0.01	(0.43)	(0.42)	—	—	—	$9.58	(4.20)%	1.20%(6)	1.34%(6)	0.54%(6)	0.40%(6)	0%	$3,370
C Class
2014	$9.74	(0.07)	0.56	0.49	—	—	—	$10.23	5.03%	1.91%	2.09%	(0.73)%	(0.91)%	87%	$9,029
2013	$9.90	(0.12)	(0.04)	(0.16)	—	—	—	$9.74	(1.62)%	2.09%	2.09%	(1.31)%	(1.31)%	85%	$11,025
2012	$10.65	(0.08)	(0.59)	(0.67)	(0.05)	(0.03)	(0.08)	$9.90	(6.33)%	2.08%	2.09%	(0.88)%	(0.89)%	80%	$8,667
2011	$9.57	0.08	1.03	1.11	(0.03)	—(4)	(0.03)	$10.65	11.64%	1.95%	2.09%	0.27%	0.13%	52%	$6,167
2010(5)	$10.00	—(4)	(0.43)	(0.43)	—	—	—	$9.57	(4.30)%	1.95%(6)	2.09%(6)	(0.21)%(6)	(0.35)%(6)	0%	$356
R Class
2014	$9.83	(0.02)	0.57	0.55	—	—	—	$10.38	5.60%	1.41%	1.59%	(0.23)%	(0.41)%	87%	$116
2013	$9.94	(0.08)	(0.03)	(0.11)	—	—	—	$9.83	(1.11)%	1.59%	1.59%	(0.81)%	(0.81)%	85%	$136
2012	$10.67	(0.04)	(0.57)	(0.61)	(0.09)	(0.03)	(0.12)	$9.94	(5.78)%	1.58%	1.59%	(0.38)%	(0.39)%	80%	$137
2011	$9.58	0.01	1.15	1.16	(0.07)	—(4)	(0.07)	$10.67	12.10%	1.45%	1.59%	0.77%	0.63%	52%	$124
2010(5)	$10.00	0.01	(0.43)	(0.42)	—	—	—	$9.58	(4.20)%	1.45%(6)	1.59%(6)	0.29%(6)	0.15%(6)	0%	$144

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

(4)	Per-share amount was less than $0.005.

(5)	April 30, 2010 (fund inception) through June 30, 2010.

(6)	Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Strategic Inflation Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Strategic Inflation Opportunities Fund (one of the fifteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2014

Management

Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes(1) (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	None
(1)  Myron S. Scholes resigned as director effective July 31, 2014.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

Approval of Management Agreement

At a meeting held on June 13, 2014, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees (the “Directors”), including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for both the one- and three-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2014.

For corporate taxpayers, the fund hereby designates $110,554, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2014 as qualified for the corporate dividends received deduction.

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-82890 1408

ANNUAL REPORT	JUNE 30, 2014

Utilities Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2014. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Aggressive Monetary Policies Boosted Stock and Bond Returns

Stimulative monetary policies and expectations of economic improvement, interspersed with concerns about weaker-than-expected economic data and geopolitical conflicts, helped drive financial market returns during the reporting period. We believe the combination of longer-term optimism about global economic growth, low costs of capital, and central bank purchases of fixed income securities helped persuade investors to seek risk and yield, especially in the U.S. and Europe. Stock index returns were strong in these markets, particularly at the smaller capitalization end of the company size spectrum. The MSCI Europe and S&P 500® indices advanced 29.28% and 24.61%, respectively.

Remarkably, for a period in which stock market performance was so strong, government bond performance was also generally positive. Not surprisingly, U.S. corporate high-yield bonds posted double-digit returns, but the 30-year U.S. Treasury bond also outperformed most broader bond market measures. In addition, a generally weaker U.S. dollar during the reporting period meant that international bond returns for U.S. investors with currency exposure were generally higher than U.S. bonds returns. The Barclays Global Aggregate Bond and Barclays U.S. Aggregate Bond indices returned 7.39% and 4.37%, respectively.

Looking ahead, we see signs of sustained moderate economic growth in the second half of 2014, but headwinds persist. In the U.S., which was supposed to be an economic growth leader this year, housing market momentum has slowed, interest rates could rise, and economic growth and U.S. employment levels remain subpar compared with past post-recession periods. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BULIX	17.35%	14.34%	10.56%	8.31%	3/1/93
Russell 3000 Utilities Index	—	16.43%	14.74%	9.26%	N/A(1)	—
S&P 500 Index	—	24.61%	18.82%	7.78%	9.34%	—

(1)	Benchmark data first available August 1996.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

3

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2004

Value on June 30, 2014
Investor Class — $27,296

Russell 3000 Utilities Index — $24,260

S&P 500 Index — $21,159

Total Annual Fund Operating Expenses
Investor Class	0.68%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Portfolio Commentary

Portfolio Managers: Bill Martin and Lynette Pang

Performance Summary

Utilities returned 17.35% for the 12 months ended June 30, 2014, outpacing the 16.43% return of its benchmark, the Russell 3000 Utilities Index. The S&P 500 Index, a broad market measure, returned 24.61%.

As described on page 2, the U.S. stock market posted strong returns for the 12-month period. In general, utilities stocks produced solid gains but lagged the overall market as investors grew increasingly less cautious and anticipated higher interest rates. Dividend-paying utility stocks are often seen as a good alternative to bonds in a low interest rate environment, while higher bond yields typically reduce utilities’ appeal.

The Russell 3000 Utilities Index is primarily made up of utilities and telecommunication services stocks but includes smaller allocations to other sectors. Energy stocks—a small proportion of the overall benchmark—performed the best on a total return basis, registering very strong gains. The information technology sector, also a very small part of the index, did well. Traditional utilities, which make up slightly less than 60% of the Russell benchmark, returned 21%, while telecommunication services, nearly 40% of the benchmark, rose a more modest 6%. The benchmark’s tiny industrials allocation lost ground during the period.

Stock selection and a slight overweight allocation in the traditional utilities sector were the top contributors to the fund’s outperformance versus the benchmark. Within the sector, stock choices in electric utilities were a key relative contributor, while gas utilities, independent power producers, and water utilities also were positive. The key detractors were positioning in industrials and an underweight in the strong energy sector.

Utilities Were the Top Contributors

Like the Russell benchmark, traditional utilities and telecommunication services stocks represent the vast majority of the fund’s holdings. A slight overweight to utilities along with stock decisions in the sector were key contributors to relative results during the year. It helped to be overweight several electric utilities, including UNS Energy, American Electric Power, and Edison International. Lighter exposure to Exelon and FirstEnergy was beneficial as well. Stock selection in gas utilities was positive, with overweight holdings in UGI, Chesapeake Utilities, and Southwest Gas adding to results. We took profits in some holdings, eliminating UNS Energy, Chesapeake Utilities, and Southwest Gas. Avoiding Questar and WGL Holdings also helped performance compared with the benchmark.

An overweight to independent power producers benefited results as did stock selection in the industry, which enjoyed improving prices for power and natural gas. Avoiding water utilities altogether was positive. However, stock selection and an underweight to multi-utilities detracted from relative performance.

5

Telecommunications and Information Technology Helped Results

The telecommunication services sector—the second-largest segment of the fund and index—provided positive relative contributions due both to an underweight allocation and stock decisions. The fund’s two largest positions in absolute terms were AT&T and Verizon, but the fund had lighter exposure to both companies than the index. This benefited performance as both stocks lagged during the year as a result of increasing competitive pressures. At the same time, heavier exposure to Inteliquent was a plus.

The tiny information technology segment was a key source of outperformance as the fund’s overweight allocation and stock selection were positive. Overweighting j2 Global and owning QUALCOMM, which is not represented in the index, were especially beneficial. Internet service provider j2 Global rose on higher revenues and strong guidance. We took profits and eliminated the stock from the portfolio as its price spiked. Chipmaker QUALCOMM reported increased profits and said it expects earnings to move higher this year.

Industrials and Energy Stocks Weighed on Relative Results

The fund’s largest detractor over the fiscal year was industrial sector company Pike Corp., formerly Pike Electric. The construction and engineering firm, whose services are directed to the electric energy industry, failed to meet analysts’ earnings expectations in its fiscal third quarter.

An underweight allocation to energy detracted from returns versus the benchmark. Not owning ONEOK was the chief cause of underperformance in the sector. Among other notable individual detractors was an overweight position in wireless provider NTELOS, which declined after lowering guidance for 2014 and eliminating its dividend. Another key detractor was magicJack VocalTec, whose chief product is a device for making phone calls over the internet. The stock fell on concerns about delays in shifting its product and marketing strategy.

Outlook

Utilities employs a structured, disciplined investment approach. The management team incorporates both growth and value measures into its stock selection process and attempts to balance the portfolio’s risk and expected return.

The team continues to overweight utilities, especially gas and electric utilities, but is still avoiding water utilities and is underweight multi-utilities. Telecommunication services is significantly underweight as a result of only modest exposure to diversified telecommunication services firms. The fund has a roughly neutral allocation to wireless services companies.

Utilities Market Returns
For the 12 months ended June 30, 2014
Broad U.S. Stock Market		Primary Utilities Industries in Fund Benchmark
S&P 500 Index	24.61%	Diversified Telecommunication Services	6.35%
Nasdaq Composite Index*	29.53%	Electric Utilities	19.19%
Broad Utilities Market		Multi-Utilities	22.93%
Lipper Utility Funds Index	25.60%	Gas Utilities	24.38%
Russell 3000 Utilities Index	16.43%	Independent Power and Renewable Electricity Producers	30.36%

*	Return does not reflect the reinvestment of dividends on securities in the index. Had such reinvestments been included, returns would have been higher.

6

Fund Characteristics

JUNE 30, 2014
Top Ten Holdings	% of net assets
AT&T, Inc.	12.3%
Verizon Communications, Inc.	10.0%
Public Service Enterprise Group, Inc.	4.8%
American Electric Power Co., Inc.	4.6%
Entergy Corp.	4.4%
Edison International	4.4%
Exelon Corp.	4.1%
PPL Corp.	3.9%
CenturyLink, Inc.	3.9%
PG&E Corp.	3.9%

Sub-Industry Allocation	% of net assets
Electric Utilities	36.9%
Integrated Telecommunication Services	27.1%
Multi-Utilities	17.7%
Gas Utilities	5.4%
Alternative Carriers	3.8%
Independent Power Producers and Energy Traders	3.1%
Communications Equipment	2.2%
Wireless Telecommunication Services	1.6%
Construction and Engineering	1.0%
Office Services and Supplies	0.5%
Cash and Equivalents*	0.7%
*Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Common Stocks	99.3%
Temporary Cash Investments	0.6%
Other Assets and Liabilities	0.1%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2014 to June 30, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period(1) 1/1/14 - 6/30/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,130.50	$3.54	0.67%
Hypothetical
Investor Class	$1,000	$1,021.47	$3.36	0.67%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

JUNE 30, 2014

	Shares	Value
COMMON STOCKS — 99.3%
ALTERNATIVE CARRIERS — 3.8%
Inteliquent, Inc.	591,215	$8,200,152
Intelsat SA(1)	51,369	967,792
magicJack VocalTec Ltd.(1)	308,879	4,670,250
Premiere Global Services, Inc.(1)	129,488	1,728,665
		15,566,859
COMMUNICATIONS EQUIPMENT — 2.2%
QUALCOMM, Inc.	116,358	9,215,554
CONSTRUCTION AND ENGINEERING — 1.0%
Pike Corp.(1)	455,855	4,084,461
ELECTRIC UTILITIES — 36.9%
American Electric Power Co., Inc.	343,648	19,165,249
Duke Energy Corp.	105,410	7,820,368
Edison International	314,916	18,299,769
Entergy Corp.	222,956	18,302,458
Exelon Corp.	468,515	17,091,427
FirstEnergy Corp.	168,738	5,858,583
Great Plains Energy, Inc.	152,237	4,090,608
IDACORP, Inc.	32,323	1,869,239
NextEra Energy, Inc.	49,057	5,027,361
Pinnacle West Capital Corp.	226,953	13,126,962
Portland General Electric Co.	74,841	2,594,737
PPL Corp.	452,286	16,069,722
Southern Co. (The)	165,433	7,507,350
Westar Energy, Inc.	332,430	12,695,502
Xcel Energy, Inc.	112,193	3,615,980
		153,135,315
GAS UTILITIES — 5.4%
AGL Resources, Inc.	114,467	6,299,119
New Jersey Resources Corp.	40,100	2,292,116
UGI Corp.	271,582	13,714,891
		22,306,126
INDEPENDENT POWER PRODUCERS AND ENERGY TRADERS — 3.1%
AES Corp. (The)	831,537	12,930,400
INTEGRATED TELECOMMUNICATION SERVICES — 27.1%
AT&T, Inc.	1,439,900	50,914,864
CenturyLink, Inc.	442,678	16,024,944
Enventis Corp.	23,007	364,431
Frontier Communications Corp.	92,299	539,026
IDT Corp., Class B	182,765	3,183,766
Verizon Communications, Inc.	847,439	41,465,190
		112,492,221

10

	Shares	Value
MULTI-UTILITIES — 17.7%
Ameren Corp.	119,074	$4,867,745
Avista Corp.	45,597	1,528,411
CMS Energy Corp.	51,872	1,615,813
Consolidated Edison, Inc.	153,323	8,852,870
Dominion Resources, Inc.	75,847	5,424,578
DTE Energy Co.	70,695	5,505,020
PG&E Corp.	332,951	15,988,307
Public Service Enterprise Group, Inc.	487,432	19,882,351
SCANA Corp.	182,851	9,839,212
		73,504,307
OFFICE SERVICES AND SUPPLIES — 0.5%
West Corp.	80,122	2,147,270
WIRELESS TELECOMMUNICATION SERVICES — 1.6%
NTELOS Holdings Corp.	255,352	3,181,686
USA Mobility, Inc.	225,024	3,465,369
		6,647,055
TOTAL COMMON STOCKS (Cost $328,909,627)		412,029,568
TEMPORARY CASH INVESTMENTS — 0.6%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.75% - 0.875%, 1/31/18 - 2/28/18, valued at $510,614), in a joint trading account at 0.05%, dated 6/30/14, due 7/1/14 (Delivery value $500,339)		500,338
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.75%, 5/15/23, valued at $204,312), in a joint trading account at 0.01%, dated 6/30/14, due 7/1/14 (Delivery value $200,135)		200,135
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 3.125%, 11/15/41, valued at $408,323), in a joint trading account at 0.03%, dated 6/30/14, due 7/1/14 (Delivery value $400,271)		400,271
SSgA U.S. Government Money Market Fund, Class N	1,182,980	1,182,980
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,283,724)		2,283,724
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $331,193,351)		414,313,292
OTHER ASSETS AND LIABILITIES — 0.1%		526,903
TOTAL NET ASSETS — 100.0%		$414,840,195

NOTES TO SCHEDULE OF INVESTMENTS
(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

JUNE 30, 2014
Assets
Investment securities, at value (cost of $331,193,351)	$414,313,292
Receivable for capital shares sold	265,493
Dividends and interest receivable	1,016,617
415,595,402

Liabilities
Payable for capital shares redeemed	532,163
Accrued management fees	223,044
755,207

Net Assets	$414,840,195

Investor Class Capital Shares, $0.01 Par Value
Shares authorized	100,000,000
Shares outstanding	23,003,899

Net Asset Value Per Share	$18.03

Net Assets Consist of:
Capital (par value and paid-in surplus)	$320,482,291
Undistributed net investment income	1,359,386
Undistributed net realized gain	9,878,552
Net unrealized appreciation	83,119,966
$414,840,195

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED JUNE 30, 2014
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $27,704)	$15,049,259
Interest	666
15,049,925

Expenses:
Management fees	2,455,203
Directors' fees and expenses	22,414
Other expenses	362
2,477,979

Net investment income (loss)	12,571,946

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	20,051,084
Foreign currency transactions	(2,187)
20,048,897

Change in net unrealized appreciation (depreciation) on:
Investments	27,251,698
Translation of assets and liabilities in foreign currencies	1,631
27,253,329

Net realized and unrealized gain (loss)	47,302,226

Net Increase (Decrease) in Net Assets Resulting from Operations	$59,874,172
See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2014 AND JUNE 30, 2013
Increase (Decrease) in Net Assets	June 30, 2014	June 30, 2013
Operations
Net investment income (loss)	$12,571,946	$12,421,577
Net realized gain (loss)	20,048,897	12,825,977
Change in net unrealized appreciation (depreciation)	27,253,329	10,932,533
Net increase (decrease) in net assets resulting from operations	59,874,172	36,180,087

Distributions to Shareholders
From net investment income	(12,695,491)	(11,910,971)
From net realized gains	(20,977,352)	(16,868,526)
Decrease in net assets from distributions	(33,672,843)	(28,779,497)

Capital Share Transactions
Proceeds from shares sold	92,806,569	96,109,879
Proceeds from reinvestment of distributions	32,206,183	27,339,089
Payments for shares redeemed	(84,646,037)	(98,901,981)
Net increase (decrease) in net assets from capital share transactions	40,366,715	24,546,987

Net increase (decrease) in net assets	66,568,044	31,947,577

Net Assets
Beginning of period	348,272,151	316,324,574
End of period	$414,840,195	$348,272,151

Undistributed net investment income	$1,359,386	$1,741,486

Transactions in Shares of the Fund
Sold	5,430,035	5,755,035
Issued in reinvestment of distributions	1,981,828	1,748,810
Redeemed	(5,014,400)	(6,026,522)
Net increase (decrease) in shares of the fund	2,397,463	1,477,323

See Notes to Financial Statements.

14

Notes to Financial Statements

JUNE 30, 2014

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Utilities Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objectives are to seek current income and long-term growth of capital and income. The fund invests at least 80% of its assets in equity securities of companies engaged in the utilities industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited

15

to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

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3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200%. The rates for the Complex Fee range from 0.2500% to 0.3100%. The effective annual management fee for the year ended June 30, 2014 was 0.67%.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the directors during the year ended June 30, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2014 were $185,926,627 and $165,154,045, respectively.

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$412,029,568	—	—
Temporary Cash Investments	1,182,980	$1,100,744	—
	$413,212,548	$1,100,744	—

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6. Risk Factors

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries.

7. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2014 and June 30, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$18,863,815	$12,275,738
Long-term capital gains	$14,809,028	$16,503,759

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$332,958,427
Gross tax appreciation of investments	$84,742,913
Gross tax depreciation of investments	(3,388,048)
Net tax appreciation (depreciation) of investments	81,354,865
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	25
Net tax appreciation (depreciation)	$81,354,890
Undistributed ordinary income	$2,272,761
Accumulated long-term gains	$10,730,253

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$16.90	0.58	2.13	2.71	(0.58)	(1.00)	(1.58)	$18.03	17.35%	0.67%	3.41%	45%	$414,840
2013	$16.54	0.63	1.20	1.83	(0.60)	(0.87)	(1.47)	$16.90	12.06%	0.68%	3.79%	41%	$348,272
2012	$15.93	0.60	0.66	1.26	(0.55)	(0.10)	(0.65)	$16.54	8.20%	0.68%	3.83%	55%	$316,325
2011	$12.62	0.51	3.30	3.81	(0.50)	—	(0.50)	$15.93	30.50%	0.69%	3.47%	17%	$284,177
2010	$12.42	0.49	0.19	0.68	(0.48)	—	(0.48)	$12.62	5.30%	0.70%	3.75%	11%	$228,101

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

19

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Utilities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Utilities Fund (one of the fifteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2014

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Management

Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

21

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes(1) (1941)	Director	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	None
(1) Myron S. Scholes resigned as director effective July 31, 2014.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

23

Approval of Management Agreement

At a meeting held on June 13, 2014, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees (the “Directors”), including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed

24

different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services.    The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, five-, and ten-year periods and below its benchmark for the three-year period reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders,

25

securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this

26

information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

27

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

28

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2014.

For corporate taxpayers, the fund hereby designates $16,117,015, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2014 as qualified for the corporate dividends received deduction.

The fund hereby designates $6,168,324 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

The fund hereby designates $14,809,028, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended June 30, 2014.

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-82882 1408

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2013:    $454,859
FY 2014:    $409,403

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2013:$0
FY 2014:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2013:$0
FY 2014:$0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2013:    $0
FY 2014:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2013:    $0
FY 2014:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2013:    $0
FY 2014:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2013:    $0
FY 2014:    $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2013:    $151,650
FY 2014:    $ 71,500

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Quantitative Equity Funds, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	August 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	August 29, 2014

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	August 29, 2014